THE PHOENIX EDGE SERIES FUND

                       SUPPLEMENT DATED FEBRUARY 24, 2000

                      TO PROSPECTUS DATED DECEMBER 20, 1999

===============================================================================
THE FOLLOWING LANGUAGE REPLACES THE SECOND PARAGRAPH UNDER THE SECTION TITLED "THE ADVISOR" ON PAGE 60 OF THE PROSPECTUS:

     Roger Engemann & Associates, Inc. ("Engemann") is the investment subadvisor to the Series and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as advisor to 6 mutual funds, as subadvisor to 4 other mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1998, Engemann had $5.9 billion in assets under management. Engemann has been an investment advisor since 1969.

     Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the general operations of the Series. Engemann, as subadvisor, is responsible for the day-to-day management of the Series' portfolio. Engemann manages the Series' assets to conform with the investment policies as described in this prospectus.

     The Series pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

===============================================================================
THE FOLLOWING LANGUAGE REPLACES THE PARAGRAPH UNDER THE SECTION TITLED "PORTFOLIO MANAGEMENT" ON PAGE 60 OF THE PROSPECTUS:

     Roger Engemann, James E. Mair and John S. Tilson head the team that is primarily responsible for the day-to-day management of the Series. Each is a managing director, Equities of PIC. Mr. Engemann has been president of Engemann since its inception in 1969.

     Messrs. Mair and Tilson are both executive vice presidents of portfolio management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair have been chartered financial analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.


===============================================================================
THE FOLLOWING LANGUAGE REPLACES THE SECOND PARAGRAPH UNDER THE SECTION TITLED "THE ADVISOR" ON PAGE 98 OF THE PROSPECTUS:

     Seneca Capital Management LLC ("Seneca") is the investment subadvisor to the Series and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadvisor to 9 other mutual funds and as investment advisor to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment advisor since 1989.

     Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the general operations of the Series. Seneca, as subadvisor, is responsible for day-to-day management of the Series' portfolio. Seneca manages the Series' assets to conform with the investment policies as described in this prospectus.

     The Series pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.


TF569                                                                    2/2000

================================================================================
THE FOLLOWING LANGUAGE REPLACES THE PARAGRAPH UNDER THE SECTION TITLED "PORTFOLIO MANAGER" ON PAGE 98 OF THE PROSPECTUS:

     Investment and trading decision for the Series are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the Series.

     Gail P. Seneca has served as co-manager of the Series since April 1999. She also serves as co-manager of the Phoenix-Seneca Equity Opportunities Fund of the Phoenix Strategic Equity Series Fund and of the Phoenix-Seneca Mid-Cap Fund of the Phoenix Multi-Portfolio Fund. Ms. Seneca also serves as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the chief executive and investment officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was senior vice president of the Asset Management Division of Wells Fargo Bank, and from October 1983 to September 1987, she was investment strategist and portfolio manager for Chase Lincoln Bank, heading the Fixed Income Division.

     Richard D. Little has served as co-manager of the Series since April 1999. He also serves as co-manager of the Phoenix-Seneca Equity Opportunities Fund of the Phoenix Strategic Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of the Phoenix Multi-Portfolio Fund. Mr. Little also serves as a portfolio manager for Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"SM Fund of Phoenix-Seneca Funds. Mr. Little has been director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member and regional manager with Smith Barney, NatWest Securities and Montgomery Securities.

     Ronald K. Jacks has served as co-manager of the Series since April 1999. He also serves as co-manager of the Phoenix-Seneca Equity Opportunities Fund of the Phoenix Strategic Equity Series Fund and of the Phoenix-Seneca Mid Cap Fund of the Phoenix Multi-Portfolio Fund. Mr. Jacks also serves as a portfolio manager for Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"SM Fund of Phoenix-Seneca Funds. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a trustee of Phoenix-Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a portfolio manager with Seneca or GMG/Seneca since July 1990.

TF569                                                                    2/2000

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                         PHOENIX VARIABLE PRODUCTS
101 Munson Street                                     MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                         P.O. Box 8027
                                                          Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION

                                December 20, 1999


                       as Supplemented February 24, 2000


    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated December 20, 1999, as supplemented February 24, 2000 which may be obtained by calling Variable Products Operations ("VPO") at 800/541-0171, or by writing to VPMO.


                                -----------------
                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

    The Phoenix Edge Series Fund ........................................    2

    Investment Policies .................................................    2

    Investment Restrictions..............................................   17

    Portfolio Turnover...................................................   19

    Management of the Fund ..............................................   19


    The Investment Advisors .............................................   26

    Custodian ...........................................................   30

    Foreign Custodian ...................................................   31

    Independent Accountants .............................................   31

    Brokerage Allocation ................................................   31

    Determination of Net Asset Value ....................................   32

    Investing In the Fund ...............................................   32

    Redemption of Shares ................................................   33

    Taxes ...............................................................   33

    Disclaimer...........................................................   33

    Financial Statements ................................................   34

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------

    The Phoenix Edge Series Fund (the "Fund") is an open-end, diversified investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Shares in each Series of the Fund are available only to certain insurance company separate accounts.

    The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982.

    The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985.

    The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994.

    The PHL Variable Universal Life Account is a separate account of PHL Variable formed on September 10, 1998.

    The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own the majority of the shares of the Fund.

INVESTMENT POLICIES
    The investment objectives and policies of the Series are described in each Series' "Investment Risk and Return Summary" and "Investment Strategies" sections. The following supplements the information contained in those sections.

MONEY MARKET INSTRUMENTS
    Certain money market instruments used extensively by the Phoenix-Goodwin Money Market, Phoenix-Federated U.S. Government Bond and Phoenix-Oakhurst Strategic Allocation Series are described below. They also may be used by the Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Seneca Strategic Theme, Phoenix Research Enhanced Index and Phoenix-Aberdeen New Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes. The Phoenix-Morgan Stanley Focus Equity Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Phoenix-Goodwin Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: MARKET
SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond] STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond] BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

          [bullet] publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

          [bullet] obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

          [bullet] obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

          [bullet] publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

          [bullet] high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 5% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond] MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

          [bullet] those money market instruments described in this Statement of Additional Information; and

          [bullet] reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Phoenix-Oakhurst Strategic Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs but, as explained above, will be engaged in when the advisor believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the advisor's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX RESEARCH ENHANCED INDEX SERIES
    The investment strategy of the Phoenix Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The Series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P 500. The portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the Series' subadvisor to have above-average expected returns.

    The Series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond] Fundamental research: The subadvisors of the Series--approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large- and medium-sized U.S. companies--approximately 550 of which form the universe for the Series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond] Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond] Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The Series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the Series holds a large number of stocks to enhance its diversification.

    Under normal market circumstances, the Series' advisor will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.

    The Series intends to manage its portfolio actively in pursuit of its investment objective. Since the Series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

FINANCIAL FUTURES AND RELATED OPTIONS


    Phoenix-Oakhurst Strategic Allocation, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Seneca Mid-Cap Growth, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Oakhurst Balanced Series. These Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.


    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

    A Series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of all derivative products, including futures contracts, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.

    Phoenix-Aberdeen International, Phoenix Research Enhanced Index, Phoenix-Hollister Value Equity, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series. Each of these Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or sell in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The Phoenix-Morgan Stanley Focus Equity series may also enter into financial futures contracts for non-hedging purposes to further the Series' investment objective and enhance returns. The Series, however, will not use financial, futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the Series' investment policies.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    Each Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or sell put and call options on financial futures contracts.

    Each Series other than the Phoenix-Morgan Stanley Focus Equity Series, will engage in transactions in financial futures contracts and related options primarily for hedging purposes. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of derivative products, including financial futures contracts and related options, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products. In addition, each Series will not purchase or sell any financial futures contract or related option for purposes other than bona fide hedging. If, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets (contracts and options relating to the Series' non-bona fide hedging activities). At the time of the purchase of a futures contract or a call option on a futures contract, any asset --either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto--will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the advisor or subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had the futures transaction not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

    The Phoenix-Seneca Strategic Theme and Phoenix-Bankers Trust Dow 30 Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a Series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to buy in the future by purchasing futures contracts.

    The Phoenix-Seneca Strategic Theme and Phoenix-Bankers Trust Dow 30 Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500. A clearing corporation associated with the New York Stock Exchange ("NYSE") or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

OPTIONS
    Phoenix-Goodwin Money Market, Phoenix-Engemann Capital Growth, Phoenix-Oakhurst Balanced, Phoenix-Aberdeen International, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Seneca Strategic Theme, Phoenix Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series.
    Writing Covered Call Options. These Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the NYSE on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either ends or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(c)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Buying Call and Put Options. The Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix Research Enhanced Index, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Seneca Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Strategic Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indices. The Phoenix-Goodwin Money Market, Phoenix-Engemann Capital Growth and Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment or premium at the time of sale which is retained by the seller whether or not the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation or Phoenix-Oakhurst Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.


    Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series.

    To promote their objectives, these Series may write covered call and put options and purchase call and put options on securities and securities indices. In addition, the Series may enter into option transactions on foreign currency.

    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same Series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series, other than the Phoenix-Morgan Stanley Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of derivative products, including options, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products.

    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    Purchasing Call and Put Options, Warrants and Stock Rights. The Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix Research Enhanced Index, Phoenix-Oakhurst Growth and Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Aberdeen New Asia Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies (the Phoenix-Morgan Stanley Focus Equity Series will be subject to the 33-1/3% derivatives limitation for non-hedging purposes discussed in the preceding section). Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix Research Enhanced Index, Phoenix-Oakhurst Growth and Income and Phoenix-Aberdeen New Asia Series intend to invest up to 5% of their respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the dealers with which a Series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Series.

    A Series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options, plus a "liquidity charge" related to OTC options written by the Series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Series' total assets (15% of the net assets of the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series). The "liquidity charge" referred to above is computed as described below.

    The Series anticipates entering into agreements with dealers to which the Series sells OTC options. Under these agreements a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

FOREIGN SECURITIES
    The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (up to 35% for the Phoenix-Seneca Strategic Theme Series, 20% for the Phoenix-Seneca Mid-Cap Growth and Phoenix-Schafer Mid-Cap Value Series and typically less than 5% for the Phoenix-Engemann Nifty Fifty Series) of total net asset value in foreign securities. The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each Series, other than the Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange. The Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income and Phoenix-Janus Flexible Income Series may invest 100% of total net asset value in foreign securities, although such would be a very unlikely event.

    The foreign debt securities in which the Series may invest are issued by foreign issuers in developed countries considered creditworthy by the advisor or subadvisor, as applicable, and in so-called emerging market countries. The

Series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    While the Phoenix-Aberdeen International, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Seneca Strategic Theme, Phoenix-Goodwin Multi-Sector Fixed Income and Phoenix-Aberdeen New Asia Series may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

FOREIGN CURRENCY TRANSACTIONS
    For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Phoenix-Aberdeen International, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Aberdeen New Asia Series also may hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, under normal conditions, the Phoenix-Duff & Phelps Real Estate Securities Series intends to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

[diamond] Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond] Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond] Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Phoenix-Duff & Phelps Real Estate Securities Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series but also, indirectly, similar expenses of underlying REITs.

DEBT SECURITIES
    Up to 25% of the Phoenix-Duff & Phelps Real Estate Securities Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which Duff & Phelps Investment Management ("DPIM") believes have attractive equity characteristics). The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the Series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

    The value of a Series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

CONVERTIBLE SECURITIES
    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


REPURCHASE AGREEMENTS
    The Phoenix-Goodwin Money Market, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Schafer Mid-Cap Value, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series may invest in repurchase agreements. However, no more than 10% of a Series' net assets (15% with respect to Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Federated U.S. Government Bond Series) will be invested in repurchase agreements having maturities of more than 7 days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

JUNK BONDS
    The Phoenix-Janus Flexible Income, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Equity Income, Phoenix-Janus Growth, Phoenix-Aberdeen International, Phoenix-Morgan Stanley Focus Equity and Phoenix-Oakhurst Strategic Allocation Series may invest up to 100%, 50%, 35%, 35%, 10%, 5% and 5%, respectively, of total net assets in noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer. A more detailed description of the risks associated with High Yield-High Risk Securities appears under "Phoenix-Goodwin Multi-Sector Fixed Income Series - Risk Factors" in the Prospectus.

REAL ESTATE SECURITIES
    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

EMERGING MARKET SECURITIES

    The Phoenix-Aberdeen New Asia, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The Series also may invest in securities of: (i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

    Additional Risk Factors. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.

    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.

LEVERAGE
    The Phoenix-Seneca Strategic Theme, Phoenix-Hollister Value Equity, Phoenix-Seneca Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix

Research Enhanced Index Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The Series, other than the Phoenix-Morgan Stanley Focus Equity Series, may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. The Phoenix-Morgan Stanley Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time, If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than 3 times the amount of the borrowings for investment purposes, the Series, within 3 business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

    An investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such Series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

    Phoenix-Schafer Mid-Cap Value, Phoenix-Oakhurst Growth and Income and Phoenix-Engemann Nifty Fifty Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the Series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These Series must also maintain a 300% asset coverage ratio. Phoenix-Schafer Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly-traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, ads amended (the "1933 Act"). Public sales of such securities by a Series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.

MORTGAGE-BACKED SECURITIES

    The Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Seneca Mid-Cap Growth Series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National

Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).


    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a results of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.


LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a Series (other than Phoenix-Engemann Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

WHEN-ISSUED SECURITIES

    Phoenix Research Enhanced Index, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Seneca Mid-Cap Growth Series. These Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities.

However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.

STRUCTURED NOTES

    The Phoenix-Morgan Stanley Focus Equity Series may use Structured Notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." They include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P
500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.


    Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above; provided, however, that restrictions (6) through (9) and (13) below, although applicable to the Phoenix-Morgan Stanley Focus Equity Series, will not be treated as fundamental restrictions of that Series and may be changed without shareholder approval. The Fund may not:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Phoenix-Duff & Phelps Real Estate Securities and the Phoenix-Federated U.S. Government Bond Series may, however, invest in mortgage-backed securities.

     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.


     (3) Invest in commodities or in commodity contracts or in options provided, however, that it may write covered call option contracts; and provided further, that the Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the Phoenix-Aberdeen International, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-

         Aberdeen New Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.


     (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series will, and the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Flexible Income Series may, buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made, and except that the Phoenix-Morgan Stanley Focus Equity Series may borrow from banks in an amount not to exceed 33-1/3% of its total assets (including the amount borrowed) in accordance with its investment objective and policies. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Phoenix-Oakhurst Strategic Allocation, Phoenix-Aberdeen International, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33-1/3% of the value of the total assets of the Series.


     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial options futures and swap contracts is not considered the purchase of a security on margin.)

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets or (d) together with investment companies having the same investment advisor as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company, except that the Phoenix-Federated U.S. Government Bond Series may invest without limit in the securities of money market investment companies, including affiliated investment companies.


     (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series, other than foreign government securities) or, with respect to the Phoenix-Oakhurst Strategic Allocation and Phoenix-Oakhurst Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); nor (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The Phoenix-Aberdeen International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities to 5% of the Series' total assets. The above restrictions will apply only to securities comprising 75% of the value of the total assets with respect to the Phoenix-Janus Equity Income and Phoenix-Janus Growth Series. None of the above restrictions willl apply to the Phoenix-Bankers Trust Dow 30 or Phoenix-Morgan Stanley Focus Equity Series.


    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Series' total assets. However, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry. The Phoenix-Duff & Phelps Real Estate Securities Series may invest not less than 75% of its assets in the real estate industry. Government securities, municipal bonds and bank instruments shall not be considered an industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% (15% with respect to the Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series) of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than 7 days.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each Series (other than the Phoenix-Goodwin Money Market, Phoenix-Bankers Trust Dow 30, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Federated U.S. Government Bond and Phoenix-Morgan Stanley Focus Equity Series) are set forth under "Financial Highlights" in the Prospectus.



                             MANAGEMENT OF THE FUND

    On November 22, 1999 pursuant to a proxy sent to all shareholders of record of The Phoenix Edge Series Fund, the Fund shareholders elected an entirely new Board of Trustees.

    These Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115. The Trustees and executive officers are listed below.

                                    POSITION(S)           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND         DURING PAST FIVE YEARS
----------------                    -------------         ----------------------

Eunice S. Groark (61)               Trustee               Director, Member Audit Committee and Executive Committee, Chair, Trust
35 Saddleridge Drive                                      Committee, Peoples Bank, CT (since 1995). Visiting Professor in
Bloomfield, CT 06002                                      Government, Wesleyan University (since 1997). Columnist,
                                                          Journal-Inquirer (since 1995). Fellow, Institute of Politics, Kennedy
                                                          School, Harvard University (1996). Adjunct Professor, Hartford College
                                                          for Women, University of Hartford (1996). Lieutenant Governor of the
                                                          State of Connecticut (1991-1995).

John A. Fabian (65)                 Trustee               Retired; previously Chief Investment Officer, Home Life Insurance
497 Hensler Lane                                          Company (1982-1992); Executive Vice President, Investment Department,
Oradell, NJ 07649                                         Phoenix Home Life Mutual Insurance Company (1992-1994).

                                    POSITION(S)           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND         DURING PAST FIVE YEARS
----------------                    -------------         ----------------------

Timothy P. Shriver (40)             Trustee               Chair, Collaborative for the Advancement of Social and Emotional
Special Olympics Inc.                                     Learning. Co-Chair, Advisory Panel on Youth Service for General Colin
1325 G Street NW, Suite 500                               Powell's "America's Promise"--The President's Summit on Youth. Director
Washington, DC 20005                                      Chair, The Shriver Center National Advisory Board, The University of
                                                          Maryland Baltimore County (since 1996). Director, The John F. Kennedy
                                                          Library Foundation (since 1993). Director, Amistad America, Inc. (since
                                                          1998). Director, Education Compact for Learning & Citizenship (since
                                                          1998). President and CEO, Special Olympics International (since 1996).
                                                          Co-Producer, Amistad film (1997). President, 1995 Special Olympic World
                                                          Games (1992-1995).

John R. Mallin (49)                 Trustee               Director, Hartford Ballet. Past President/Director, Connecticut Down
Cummings & Lockwood                                       Syndrome Congress. Past President/Chairman, Corporate Advisory Committee
185 Asylum Street                                         of the Connecticut Rivers Council, Boy Scouts of America, Past Chairman,
Hartford, CT 06103                                        Scouting Unlimited Committee, Past Officer, Long Rivers Council.
                                                          Director/Treasurer, Connecticut Chapter of the Harvard Law School
                                                          Association. Director, Business for Downtown Hartford. Partner, Cummings
                                                          & Lockwood (since 1996). Partner, Corcoran, Mallin & Asresco, P.C.
                                                          (1987-1996).

Frank M. Ellmer (59) Trustee                              Retired; previously Audit Partner and Past Regional Director of Health
427 Woodhaven Road                                        Care, Ernst & Young, LLP (partner since 1978).
Glastonbury, CT 06033

Simon Y. Tan (47)                   Trustee and           Senior Vice President, Individual Market Development, Phoenix Home Life
                                    President             Mutual Insurance Company (since 1994).

Michael E. Haylon (41)              Executive             Director and Executive Vice President--Investments, Phoenix Duff & Phelps
                                    Vice President        Corporation (1995-present). Executive Vice President, Phoenix Funds
                                                          (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                          Executive Vice President (1997-present), Vice President (1996-1997),
                                                          Phoenix Duff & Phelps Institutional Mutual Funds. Director (1994-present),
                                                          President (1995-present, Executive Vice President (1994-1995), Vice
                                                          President (1991-1994), Phoenix Investment Counsel, Inc. Director
                                                          (1994-present), President (1996-present), Executive Vice President
                                                          (1994-1996), Vice President (1993-1994), National Securities & Research
                                                          Corporation. Director, Phoenix Equity Planning Corporation (1995-present).
                                                          Senior Vice President, Securities Investment, Phoenix Home Life Mutual
                                                          Insurance Company (1993-1995).

Michael Gilotti (52)                Executive             Executive Vice President, PHL Variable Insurance Company (6/99 -
                                    Vice President        present), Vice President and Head of Bank and Broker/Dealer Operations,
                                                          Aetna (1994 - 1998), Principal and Founding Partner, Eden Financial Group
                                                          (1982 - 1998).

---------------
* Trustees identified with an asterisk are considered to be "interested persons" of the Fund within the meaning of the definition set forth in
   Section 2(a)(19) of the Investment Company Act of 1940.

                                        POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                        WITH THE FUND           DURING PAST FIVE YEARS
----------------                        -------------           ----------------------

Roger Engemann (57)                     Senior Vice President   President, Roger Engemann & Associates (1992-present). President and
600 North Rosemead Boulevard                                    Director, Pasadena Capital Corporation. Senior Vice President, The
Pasadena, CA 91107                                              Phoenix Edge Series Fund and Phoenix Series Fund (1998-present).
                                                                Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                                (1998-present).


David K. Schafer (60)                   Senior Vice             President and Director, Schafer Capital Management, Inc.
101 Carnegie Center, Suite 107          President               (1983-present). Senior Vice President and Portfolio Manager, The
Princeton, NJ 08540                                             Phoenix Edge Series Fund (1998-present). President and Chairman,
                                                                Strong Schafer Value Fund (1985-present). Chairman, Schafer Cullen
                                                                Capital Management, Inc. (1983-present). President, Chubb Equity
                                                                Managers, Inc. (1992-1996).

Gail P. Seneca (43)                     Senior Vice President   President, Chief Executive and Chief Investment Officer, Seneca
909 Montgomery Street                                           Capital Management, LLC (1996-present). Chief Executive and
San Francisco, CA 94133                                         Investment Officer, and a managing general partner, GMG/Seneca
                                                                Capital Management, LLC (1989-present). President and a Trustee,
                                                                Seneca Funds (1996-present). Senior Vice President, The Phoenix Edge
                                                                Series Fund (1998-present).

James D. Wehr (41)                      Senior Vice President   Managing Director, Fixed Income (1996-present), Vice President
                                                                (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                                Fixed Income (1996-present), Vice President (1993-1996), National
                                                                Securities & Research Corporation. Senior Vice President, Phoenix
                                                                Multi-Portfolio Fund, Phoenix Series Fund, The Phoenix Edge Series
                                                                Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff &
                                                                Phelps Institutional Mutual Funds, Phoenix-Goodwin Multi-Sector
                                                                Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund,
                                                                Phoenix Income and Growth Fund and Phoenix Strategic Allocation Fund
                                                                (1997-present). Senior Vice President and Chief Investment Officer,
                                                                Duff & Phelps Utilities Tax-Free Income Inc. (1997-present). Vice
                                                                President, Phoenix Multi-Portfolio Fund (1988-1997), Phoenix Series
                                                                Fund (1990-1997), The Phoenix Edge Series Fund (1991-1997), Phoenix
                                                                California Tax Exempt Bonds, Inc. (1993-1997) and Phoenix Duff &
                                                                Phelps Institutional Mutual Funds (1996-1997). Managing Director,
                                                                Public Fixed Income, Phoenix Home Life Insurance Company
                                                                (1991-1995).

Hugh Young (40)                         Senior                  Senior Vice President, Phoenix-Aberdeen Series Fund and The Phoenix
Aberdeen Asset Managers LTD             Vice President          Edge Series Fund (1996-present). Director, Phoenix-Aberdeen
88A Circular Road                                               International Advisors, LLC. Far East Investment Director, Aberdeen
Singapore 049439                                                Asset Management Asia Limited (1988-present). Managing Director,
                                                                Aberdeen Asset Management Asia Limited (1992-present). Director,
                                                                Abtrust Asian Smaller Companies Investment Trust plc (1995-present),
                                                                Abtrust New Dawn Investment Trust plc (1989-present), Abtrust
                                                                Emerging Asia Investment Trust Limited (1990-present), JF Philippine
                                                                Fund Inc. and Apollo Tiger.

                                        POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                        WITH THE FUND           DURING PAST FIVE YEARS
----------------                        -------------           ----------------------
David L. Albrycht (37)                  Vice President          Managing Director, Fixed Income (1996-present) and Vice President
                                                                (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                                Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                                National Securities & Securities Research Corporation. Vice
                                                                President, Phoenix Multi-Portfolio Fund (1993-present), Phoenix
                                                                Multi-Sector Short Term Bond Fund (1993-present), Phoenix
                                                                Multi-Sector Fixed Income Fund, Inc. (1994-present). The Phoenix
                                                                Edge Series Fund (1997-present) and Phoenix Series Fund
                                                                (1997-present). Portfolio Manager, Phoenix Home Life Mutual
                                                                Insurance Company (1995-1996).

Christian C. Bertelsen (56)             Vice President          Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                                                (1997-present). Vice President, The Phoenix Edge Series Fund
                                                                (1998-present), Phoenix Investment Trust 97 (1997-present). Senior
                                                                Vice President and Chief Investment Officer, Zurich Kemper
                                                                (1996-1997). Vice President and Portfolio Manager, Zurich Kemper
                                                                Small Cap Fund and Zurich Kemper Contrarian Fund (1996-1997). Senior
                                                                Vice President, Eagle Asset Management (1993-1996). Vice President
                                                                and Portfolio Manager, Heritage Value Fund and Golden Select
                                                                Variable Annuity Value Trust (1995-1996).

Steven L. Colton (40)                   Vice President          Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                                                (1997-present). Managing Director, Value Equities, National
                                                                Securities & Research Corporation (1998-present). Vice President,
                                                                The Phoenix Edge Series Fund (1997-present), Phoenix Series Fund
                                                                (1997-present), Phoenix Equity Series Fund (1997-present), and
                                                                Phoenix Income and Growth Fund (1998-present). Vice President/Senior
                                                                Portfolio Manager, American Century Investment Management
                                                                (1987-1997). Portfolio Manager, American Century/Benham Income and
                                                                Growth Fund (1990-1997), American Century/Benham Equity Growth Fund
                                                                (1991-1996) and American Century/Benham Utilities Income Fund
                                                                (1993-1997).

Timothy Devlin (35)                     Vice President          Vice President and Portfolio Manager, J.P. Morgan Investment Company
J.P. Morgan Investment Management Inc.                          and Morgan Guaranty Trust Company of NY (1996-present). Vice
522 Fifth Avenue                                                President, The Phoenix Edge Series Fund (1997-present). First Vice
New York, NY  10036                                             President and Portfolio Manager, Mitchell Hutchins Asset Management,
                                                                Inc. (1987-1996).

Ronald K. Jacks (31)                    Vice President          Portfolio Manager, Seneca Capital Management, LLC (1996-present).
909 Montgomery Street                                           Portfolio Manager, GMG/Seneca Capital Management, LLC
San Francisco, CA 94133                                         (1990-present). Senior Vice President, The Phoenix Edge Series Fund
                                                                and Phoenix Strategic Equity Series Fund (1998-present). Managing
                                                                Director, Equities, National Securities & Research Corporation
                                                                (1998-present). Trustee, Seneca Funds (1996-1997).

                                        POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                        WITH THE FUND           DURING PAST FIVE YEARS
----------------                        -------------           ----------------------
Christopher J. Kelleher (46)            Vice President          Managing Director, Fixed Income (1996-present), Vice President
                                                                (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                                Fixed Income (1996-present), Vice President, (1993-1996) National
                                                                Securities & Research Corporation. Portfolio Manager, Public Bonds,
                                                                Phoenix Home Life Mutual Insurance Company (1991-1995). Portfolio
                                                                Manager, U.S. Government Securities (1989-1997), Vice President
                                                                (1989-present), Phoenix Series Fund. Vice President, The Phoenix
                                                                Edge Series Fund (1998-present), Phoenix Income and Growth Fund
                                                                (1998-present). Portfolio manager, U.S. Government Securities
                                                                Portfolio (1996-present). Vice President, Phoenix Duff & Phelps
                                                                Institutional Mutual Funds (1996-present).

Richard D. Little (50)                  Vice President          Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                                (1998-present), Phoenix Strategic Equity Series Fund (1998-present).
                                                                and Phoenix Multi-Portfolio Fund (1998-present). Director of
                                                                Equities, Seneca Capital management LLC (1996-present). General
                                                                Partner and Director of Equities, Seneca Capital Management LP
                                                                (1989-present).

James E. Mair (57)                      Vice President          Managing Director, Phoenix Investment Counsel, Inc. (1998-present).
Roger Engemann & Associates, Inc.                               Vice President, Co-Portfolio Manager, Nifty Fifty, The Phoenix Edge
600 Rosemead Boulevard                                          Series Fund (1998-present). Vice President, Co-Portfolio Manager,
Pasadena, CA 91107-2138                                         Aggressive Growth, Phoenix Series Fund (1998-present). Vice
                                                                President, Co-Portfolio Manager, Small Cap Phoenix Strategic Equity
                                                                Series Fund (1998-present). Executive Vice President (1994-present)
                                                                Senior Vice President (1983-1994), Roger Engemann & Associates, Inc.
                                                                Executive Vice President (1994-present), Security Analyst
                                                                (1983-1994), Roger Engemann Management Co., Inc. Executive Vice
                                                                President (1994-present), Senior Vice President (1990-1994),
                                                                Director (1990-present), Pasadena Capital Corporation. Director,
                                                                Pasadena National Trust company (1989-present).

Chester Sokolosky (39)                  Vice President          Second Vice President and Controller, Individual Insurance, Phoenix
                                                                Home Life Mutual Insurance Company (1994 - present).

Julie L. Sapia (42)                     Vice President          Director, Money Market Trading (1998-present), Head Money Market
                                                                Trader (1997-1998), Money Market Trader (1995-1997), Phoenix
                                                                Investment Counsel, Inc. Vice President, The Phoenix Edge Series
                                                                Fund, Phoenix Series Fund, Phoenix Duff & Phelps Institutional
                                                                Mutual Funds and Phoenix-Aberdeen Series Fund (1997-present). Money
                                                                Market Trader, Phoenix Home Life Mutual Insurance Company
                                                                (1991-1995).

Michael Schatt (52)                     Vice President          Managing Director, Phoenix Duff & Phelps Corporation (1994-present).
55 East Monroe Street                                           Senior Vice President, Duff & Phelps Investment Management Co.
Suite 3600                                                      (1997-present). Vice President, Phoenix Realty Securities, Inc.
Chicago, IL 60603                                               (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                                Mutual Funds, Phoenix Multi-Portfolio Fund and The Phoenix Edge
                                                                Series Fund (1997-present). Director, Real Estate Advisory Practice,
                                                                Coopers & Lybrand, LLC (1990-1994).

                                        POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                        WITH THE FUND           DURING PAST FIVE YEARS
----------------                        -------------           ----------------------
John S. Tilson (54)                     Vice President          Executive Vice President, Portfolio Manager and Securities Analyst,
600 North Rosemead Boulevard                                    Roger Engemann & Associates (1983-present). An officer and a
Pasadena, CA 91107                                              Director of Pasadena Capital Corporation. Senior Vice President, The
                                                                Phoenix Edge Series Fund (1998-present).

Nancy G. Curtiss (46)                   Treasurer               Treasurer (1996-present), Vice President, Fund Accounting
                                                                (1994-1996), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                                Funds (1994-present), Phoenix-Aberdeen Series Fund (1996-present)
                                                                and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                                Second Vice President and Treasurer, Fund Accounting, Phoenix Home
                                                                Life Mutual Insurance Company (1994-1995). Various positions with
                                                                Phoenix Home Life Mutual Insurance Company (1987-1994).

Jeanie Gagnon (44)                      Secretary               Second Vice President, Individual Market Development, Phoenix Home
One American Row                                                Life Mutual Insurance Company (1997 - present), Assistant Vice
Hartford, CT 06115                                              President (1994 - 1997).
---------------

    No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.

    At December 31, 1998, the former Trustees and officers as a group owned none of the then outstanding shares of the Fund.

    For services rendered to the Fund during the fiscal year ended December 31, 1998, the former Trustees received an aggregate of $210,013 from the Fund as Trustees' fees. For service on the Boards of the Phoenix Funds, each former Trustee who was not a full-time employee of the advisors or any of their affiliates received a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who served on the Audit Committee received a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. The members of the Audit Committee were Messrs. Conway, Roth, Segerson and Weicker. Each Trustee who served on the Executive Committee and who was not an interested person of the Fund received a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The members of the Executive Committee were Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth. The function of the Executive Committee was to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees did not include the reimbursement of expenses incurred in connection with meeting attendance.

    For the Fund's fiscal year ended December 31, 1998, the former Trustees received the following compensation:

                                                                 PENSION OR                           TOTAL COMPENSATION
                                                                 RETIREMENT                             FROM FUND AND
                                              AGGREGATE           BENEFITS        ESTIMATED ANNUAL       FUND COMPLEX
                                            COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON          (13 FUNDS)
                      NAME                    FROM FUND        FUND EXPENSES         RETIREMENT        PAID TO TRUSTEES
                      ----                    ---------        -------------         ----------        ----------------
              Robert Chesek                    $18,143                                                      $60,000
              E. Virgil Conway                 $24,122                                                      $79,500
              Harry Dalzell-Payne              $21,652                                                      $71,250
              Francis E. Jeffries              $18,192            None for            None for              $60,000
              Leroy Keith, Jr.                 $19,015          any Trustee         any Trustee             $62,500
              Philip R. McLoughlin                  $0                                                           $0
              Everett L. Morris                $20,828                                                      $69,500
              James M. Oates                   $20,828                                                      $68,750
              Philip R. Reynolds                  $140                                                         $500
              Herbert Roth, Jr.                $24,946                                                      $81,250
              Richard E. Segerson              $21,486                                                      $70,750
              Lowell P. Weicker, Jr.           $21,486                                                      $70,000

* This compensation (and the earnings thereon) is deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161.00, $126,891.00 and $137,672.00, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

    The current Trustees are paid an annual retainer of $12,000 plus a fee of $2,000 for each meeting attended. In addition, members of the Audit and Nominating Committees are paid a fee of $2,000 for each meeting attended. Also Trustees are reimbursed for expenses incurred in connection with meeting attendance.

    Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund.

CONTROL PERSONS
    The shares of each of the Series are owned by one or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance products or by the general account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The table below shows the percentage ownership of each Series held by each separate or general account.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PHOENIX HOME LIFE
                                                      PHOENIX HOME                 PHOENIX HOME
                                        PHOENIX           LIFE       PHL VARIABLE       LIFE
                                          HOME          VARIABLE     ACCUMULATION    VARIABLE       SEPARATE  SEPARATE   SEPARATE
                                          LIFE         UNIVERSAL        ACCOUNT    ACCUMULATION     ACCOUNT B ACCOUNT C  ACCOUNT D
                                        GENERAL       LIFE ACCOUNT                    ACCOUNT
SERIES                                  ACCOUNT
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix Research Enhanced Index                           24.6           32.0          43.4
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Aberdeen International                            26.0           11.8          62.2
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Aberdeen New Asia                 20.1            16.8           26.8          36.3
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Bankers Trust Dow 30
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Duff & Phelps Real Estate          8.7            12.6           33.1          45.6
Securities
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Engemann Capital Growth                           20.7           14.3          64.5            0.2       0.2        0.1
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Engemann Nifty Fifty              11.2            16.7           40.4          31.7
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Federated U.S. Government
Bond Series
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Goodwin Money Market                              18.5           30.2          51.3
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Goodwin Multi-Sector                              11.1           32.7          56.2
Fixed Income
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Hollister Value Equity                            20.1           43.5          36.4
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Janus Equity Income
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Janus Flexible Income
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Janus Growth
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Morgan Stanley Focus Equity
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Oakhurst Balanced                                 10.6           16.8          72.6
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Oakhurst Growth & Income           4.2            10.8           41.7          43.3
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Oakhurst Strategic Allocation                     13.4           13.6          73.0
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Schaefer Mid-Cap Value            19.6            17.0           32.0          31.4
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Seneca Mid-Cap Growth             25.9            16.1           30.0          28.0
------------------------------------  -------------  --------------  ------------  --------------  ---------------------------------
Phoenix-Seneca Strategic Theme                            12.3           36.8          50.9
--------------------------------------------------------------------------------------------------------------------------------

    PHL Variable Insurance Company is an indirect, wholly-owned subsidiary of Phoenix which is, in turn, the controlling entity of each Series.

    No shares of any Series is held by any officer or director of the Fund or any advisor or subadvisor.



THE INVESTMENT ADVISORS
--------------------------------------------------------------------------------

    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), DPIM, Phoenix Variable Advisors, Inc. ("PVA") and Phoenix-Aberdeen International Advisors, LLC ("PAIA").


    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. Phoenix Equity Planning Corporation ("PEPCO") performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and its affiliates. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix, PVA and PAIA are located at One American Row, Hartford, Connecticut 06102-5056 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

INVESTMENT ADVISORS
    The Fund's investment advisor to all Series except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series is PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115 and Phoenix

Variable Advisors ("PVA"), which is located at One American Row, Hartford, CT 06102-5056. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix owns a controlling interest in PXP. PEPCO also performs bookkeeping, pricing and administrative services for the Fund.


    In addition to the Fund, PIC serves as investment advisor to The Phoenix Edge Series Fund, Phoenix-Oakhurst Strategic Allocation Fund, Inc. Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Phoenix-Duff & Phelps Real Estate Securities Equity Securities Portfolio, Core Equity Portfolio and the Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadvisor to Sun America Series Trust. PIC also serves as subadvisor to the Phoenix-Aberdeen New Asia Series. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC has approximately $20.5 billion in assets under management.

    Bankers Trust Company ("Bankers Trust") serves as subadvisor to the Phoenix-Bankers Trust Dow 30 Series. Bankers Trust, a New York banking corporation with principal offices at 150 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management which encompasses the investment management capabilities of Bankers Trust. At June 30, 1999, Deutsche Asset Management has $680 billion in assets under management globally and in the U.S. Deutsche Asset Management is responsible for $300 billion in client assets.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), serves as subadvisor to the Phoenix Research Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $316 billion in assets under management as of December 31, 1998.


    Janus Capital Corporation ("Janus") is the investment subadvisor to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 1998, Janus had $108 billion under management.


    Roger Engemann & Associates ("Engemann") serves as subadvisor to the Phoenix-Engemann Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 1998, Engemann had approximately $7.8 billion in assets under management.


    Morgan Stanley Asset Management ("MSAM"), is the investment subadvisor to the Phoenix-Morgan Stanley Focus Equity Series and has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("MSDW") is the direct parent of MSAM. MSDW is a global financial services firm that maintains leading market positions in each of its 3 primary businesses -securities, asset management and credit services. At September 30, 1999, MSAM, together with its affiliated institutional asset management companies, managed assets of approximately $173.5 billion, including assets under fiduciary advice.


    Seneca Capital Management, LLC serves as subadvisor to the Phoenix-Seneca Mid-Cap Growth Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1998, Seneca had approximately $5.9 billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadvisor to the Phoenix-Schafer Mid-Cap Value Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1998, Schafer had approximately $1.7 billion in assets under management.

    The offices of Duff & Phelps Investment Management Co. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. DPIM also serves as investment advisor to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves, Core Equity and Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. The investment advisor at inception of the Phoenix-Duff & Phelps Real Estate Securities Series was Phoenix Realty Securities, Inc. ("PRS" or "Advisor") PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. On March 2, 1998, DPIM purchased the management rights for the Series from PRS and PRS's contract was assigned to DPIM. As of December 31, 1998, DPIM had approximately $15.2 billion in assets under management.


     PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. PAIA serves as investment advisor to the Phoenix-Aberdeen New Asia Series and as a subadvisor to the Phoenix-Aberdeen International Series. PAIA also serves as investment advisor to the Phoenix-Aberdeen Series. While many of the officers and directors of the PAIA have extensive experience as investment professionals, due to its recent formation, PAIA has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadvisor for the Phoenix-Aberdeen New Asia Series and Phoenix-Aberdeen Series Fund.


    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 1998, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $23.9 billion in assets under management.

    Simon Tan, President and Trustee of the Fund, is a director and officer of PVA. Michael Haylon, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. David L. Albrycht, Christian Bertelsen, Steven L. Colton, J. Roger Engemann, James E. Mair, Julie Sapia, John S. Tilson, James D. Wehr, David K. Schafer and Gail P. Seneca, officers of the Trust, are officers of PIC. Michael Schatt, an officer of the Trust, is also an officer of DPIM. Hugh Young, an officer of the Trust, is also an officer and director of PAIA.

    The Agreements provide that each Advisor shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisors shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisors or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix Research Enhanced Index and Phoenix-Seneca Mid-Cap Growth Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix Research Enhanced Index and Phoenix-Seneca Mid-Cap Growth Series pay total operating expenses other than the management fee up to .40%, .25%, .25%, .25%, .10%, and
 .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisors, Phoenix, PHL Variable or PLAC.

    The Agreements also provide that the Advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the Advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation.

    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisors, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The Investment Advisory Agreements provide that the Advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisors in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the advisors shall be compensated as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                       RATE FOR     RATE FOR      RATE FOR
                         FIRST        NEXT      EXCESS OVER
SERIES               $250,000,000  $250,000,000 $500,000,000
------               ------------  ------------ ------------
Phoenix-Goodwin
Money Market.........      .40%         .35%          .30%

Phoenix-Goodwin
Multi-Sector Fixed
Income...............      .50%         .45%          .40%

Phoenix-Oakhurst
Balanced.............      .55%         .50%          .45%

Phoenix-Oakhurst
Strategic Allocation.      .60%         .55%          .50%

Phoenix-Engemann
Capital Growth.......      .70%         .65%          .60%

Phoenix-Aberdeen
International........      .75%         .70%          .65%

Phoenix-Seneca
Strategic Theme .....      .75%         .70%          .65%

Phoenix-Engemann
Nifty Fifty..........      .90%         .85%          .80%

Phoenix-Oakhurst
Growth and Income ...      .70%         .65%          .60%

Phoenix-Hollister
Value Equity.........      .70%         .65%          .60%


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------
SERIES
------
Phoenix-Seneca Mid-Cap
Growth..............       .80%


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------
SERIES
------
Phoenix-Aberdeen
New Asia.............     1.00%


                         PHOENIX VARIABLE ADVISORS, INC.
                         --------------------------------
SERIES
------
Phoenix Research
Enhanced Index......       .45%


Phoenix-Bankers Trust
Dow.................       .35%

Phoenix-Federated U.S.
Government Bond
Series..............       .60%

Phoenix- Janus Equity
Income Series.......       .85%

Phoenix-Janus Flexible
Income Series.......       .80%

Phoenix-Janus Growth
Series..............       .85%

Phoenix-Morgan Stanley
Focus Equity Series.       .85%


Phoenix-Schafer
Mid-Cap Value ......      1.05%


                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                     ---------------------------------------
                                                                RATE FOR
                         RATE FOR FIRST      RATE FOR NEXT     EXCESS OVER
SERIES                   $1,000,000,000     $1,000,000,000   $2,000,000,000
------                   --------------     --------------   --------------
Phoenix-Duff & Phelps
Real Estate Securities       .75%                .70%              .65%

    The amounts payable to the advisors shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.


    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Nifty Fifty Series to Engemann, with respect to Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series to Seneca, and with respect to Phoenix-Schafer Mid-Cap Value Series to Schafer for which they are paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of .25% of the average aggregate daily net asset values of the Phoenix Research Enhanced Index Series up to $100 million and .20% of such value in excess of $100 million. Pursuant to the subadvisory agreement between the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Phoenix-Engemann Nifty Fifty Series up to $250,000,000, .45% of such values between $250,000,000 and $500,000,000, and .40% of such values in excess of $500,000,000. Pursuant to the subadvisory agreement between the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Phoenix-Seneca Mid-Cap Growth Series. In accordance with the subadvisory agreement between the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Phoenix-Schafer Mid-Cap Value Series up to $175 million and .80% of such value in excess of $175 million.


     Pursuant to a subadvisory agreement with each relevant investment subadvisor, PVA delegates certain investment decisions and research functions with respect to the Phoenix Research Enhanced Index Series to J.P. Morgan, with respect to the Phoenix-Bankers Trust Dow 30 Series to Bankers Trust, with respect to Phoenix-Federated U.S. Government Bond Series to Federated Investment, with respect to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series to Janus Capital, and with respect to Phoenix-Morgan Stanley Focus Equity Series to MSAM for which each is paid a fee by PVA. Pursuant to the subadvisory agreement between the Fund and Bankers Trust, Bankers Trust is paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets of the Phoenix-Bankers Trust Dow 30 Series, subject to a $100,000 annual minimum. In accordance with the subadvisory agreement between the Fund and Federated Investment, Federated is paid a monthly fee at the annual rate of 0.30% of the average aggregate daily assets of the Phoenix-Federated U.S. Government Bond Series up to $25 million, 0.25% on the next $25 million and 0.20% on the next $50 million. The fee is negotiable on amounts over $50 billion. Pursuant to the subadvisory agreement between the Fund and Janus Capital, Janus Capital is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of each of (calculated separately, not in the aggregate) the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series up to $100 million, 0.50% of such values between $100 million and $500 million, and 0.45% of such values in excess of $500 million. In accordance with the subadvisory agreement between PVA and MSAM, MSAM is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of the Phoenix-Morgan Stanley Focus Equity Series up to $150 million, 0.45% of such value between $150 million and $300 million, and 0.40% of such value in excess of $300 million.


    The subadvisory agreements relating to the Phoenix Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme, Phoenix-Schafer Mid-Cap Value, Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series provide, among other things, that J.P. Morgan, Engemann, Seneca, Schafer, Bankers Trust, Federated Investment, Janus Capital and MSAM shall effectuate the purchase and sales of securities for the applicable Series and provide related advisory services.

    For providing research and other domestic advisory services to the Phoenix-Aberdeen New Asia Series, PAIA pays to PIC a monthly subadvisory fee at an annual rate equivalent to .30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to .40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to i.e. investments in particular geographic areas, Aberdeen Fund Managers, Inc. shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen Fund Managers, Inc.

CUSTODIAN
--------------------------------------------------------------------------------
    The securities and cash of the Phoenix-Goodwin Multi-Sector Fixed Income and Phoenix-Goodwin Money Market are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The address for The Chase Manhattan Bank, N.A., is 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The securities and cash of the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. The address for Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Growth and Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Hollister Value Equity, Phoenix-Engemann Capital Growth, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme, Phoenix-Schafer Mid-Cap Value, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix Research Enhanced Index Series are held by State

Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.

FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC a fee. While PEPCO has delegated certain responsibilities to PFPC, PEPCO retains full responsibility for the performance of all duties of financial agent.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the advisors and subadvisors, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The advisors or subadvisors may cause a Series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisors or subadvisors determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts and research services may benefit both the Series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the Series.

    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    For the fiscal years ended December 31, 1996, 1997, and 1998 brokerage commissions paid by the Series on portfolio transactions totaled $6,749,696, $10,220,704 and $4,487,103, respectively. None of such commissions was paid to a broker who was an affiliated person of the Series or an affiliated person of such a person or, to the knowledge of the Series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Total brokerage commissions paid during the fiscal year ended December 31, 1998 included brokerage commissions of $3,822,400 on portfolio transactions aggregating $3,913,541,000 executed by brokers who provided research and other statistical and factual information.


     It may frequently happen that the same security is held in the portfolio of more than one Series. Simultaneous transactions are inevitable when several Series are managed by the same investment adviser of subadvisor, particularly when the same security is suited for the investment objectives of more than one Series. When 2 or more Series advised by the advisors or subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Series in a manner equitable to each Series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the Series outweighs the disadvantages that may be said to exist from simultaneous transactions.


    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the Series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor's or subadvisor's, as applicable, accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contractowners and policyowners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the contracts or policies are described in the accompanying prospectus, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.

DISCLAIMER
--------------------------------------------------------------------------------

    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Bankers Trust Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).


    This Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the Series or to any member of the public regarding the advisability of investing in securities generally or in this Series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the Series. Dow Jones has no obligation to take the needs of Fund or the investors in the Series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Series to be issued or in the determination or calculation of the equation by which shares of the Series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF

THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 1998 are contained in the Fund's annual report. The annual report is available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the Fund's financial statements to every contractowner or policyowner having an interest in the accounts. The annual report for the fiscal period ended December 31, 1998, and semiannual report for the period ended June 30, 1999 are included in this SAI.

                                SEMIANNUAL REPORT
                                  JUNE 30, 1999

                          THE PHOENIX EDGE SERIES FUND

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Phoenix Research Enhanced Index Series....................................    2

Phoenix-Aberdeen International Series.....................................    9

Phoenix-Engemann Nifty Fifty Series.......................................   15

Phoenix-Goodwin Balanced Series...........................................   18

Phoenix-Goodwin Growth Series.............................................   24

Phoenix-Goodwin Money Market Series.......................................   28

Phoenix-Goodwin Multi-Sector Fixed Income Series..........................   32

Phoenix-Goodwin Strategic Allocation Series...............................   37

Phoenix-Goodwin Strategic Theme Series....................................   43

Phoenix-Hollister Value Equity Series.....................................   46

Phoenix-Oakhurst Growth and Income Series.................................   50

Phoenix-Seneca Mid-Cap Growth Series......................................   56

Phoenix-Schafer Mid-Cap Value Series......................................   59

Phoenix-Aberdeen New Asia Series..........................................   62

Phoenix-Duff & Phelps Real Estate Securities Series.......................   66

Notes to Financial Statements.............................................   69

     Not FDIC Insured           No Bank Guarantee           May Lose Value

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)        VALUE
                                               --------  -------  ---------------
U.S. GOVERNMENT SECURITIES--0.2%
U.S. TREASURY NOTES--0.2%
  U.S. Treasury Notes 5.875%, 11/15/99 (c)...  AAA          $210  $       210,612
                                                                  ---------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $210,862)....................................          210,612
                                                                  ---------------

                                                         SHARES
                                                         -------
COMMON STOCKS--94.6%
AEROSPACE/DEFENSE--0.9%
  Boeing Co. (The).....................................  17,200           760,025
  Lockheed Martin Corp.................................   7,200           268,200
  Precision Castparts Corp.............................     100             4,250
                                                                  ---------------
                                                                        1,032,475
                                                                  ---------------
AIR FREIGHT--0.0%
  CNF Transportation, Inc..............................     600            23,025
                                                                  ---------------
AIRLINES--0.3%
  AMR Corp. (b)........................................   2,100           143,325
  Continental Airlines, Inc. (b).......................     700            26,337
  Delta Air Lines, Inc.................................     800            46,100
  Southwest Airlines Co................................   3,900           121,387
                                                                  ---------------
                                                                          337,149
                                                                  ---------------
ALUMINUM--0.4%
  Alcoa, Inc...........................................   6,600           408,375
                                                                  ---------------
AUTO PARTS & EQUIPMENT--0.9%
  Cooper Tire & Rubber Co..............................     900            21,262
  Dana Corp............................................   4,200           193,462
  Delphi Automotive Systems Corp.......................  12,300           228,319
  Genuine Parts Co.....................................   3,700           129,500
  Goodyear Tire & Rubber Co. (The).....................   3,500           205,844
  ITT Industries, Inc..................................   2,300            87,687
  Lear Corp. (b).......................................   1,700            84,575
                                                                  ---------------
                                                                          950,649
                                                                  ---------------
AUTOMOBILES--1.0%
  Ford Motor Co........................................   8,400           474,075
  General Motors Corp..................................   9,200           607,200
                                                                  ---------------
                                                                        1,081,275
                                                                  ---------------
BANKS (MAJOR REGIONAL)--4.0%
  Bank One Corp........................................  14,000           833,875
  BankBoston Corp......................................   7,200           368,100
  First Union Corp.....................................  12,000           564,000
  Fleet Financial Group, Inc...........................   2,700           119,812
  Huntington Bancshares, Inc...........................   1,900            66,500
  KeyCorp..............................................   5,500           176,687
  Mellon Bank Corp.....................................   5,300           192,787
  Nationalcity Corp....................................   3,100           203,050
  PNC Bank Corp........................................   3,700           213,212
  Regions Financial Corp...............................   2,700           103,781
  Summit Bancorp.......................................   2,100            87,806
  SunTrust Banks, Inc..................................   4,000           277,750
  U.S. Bancorp.........................................   9,200           312,800
  Union Planters Corp..................................   1,800            80,437
  Wells Fargo Co.......................................  20,600           880,650
                                                                  ---------------
                                                                        4,481,247
                                                                  ---------------
BANKS (MONEY CENTER)--1.5%
  Bank of America Corp.................................  21,800         1,598,212

                                                         SHARES        VALUE
                                                         -------  ---------------
BANKS (MONEY CENTER)--CONTINUED
  Chase Manhattan Corp. (The)..........................   1,100   $        95,287
                                                                  ---------------
                                                                        1,693,499
                                                                  ---------------
BANKS (REGIONAL)--0.6%
  Associated Banc-Corp.................................     800            33,200
  BancWest Corp........................................     600            22,275
  Colonial BancGroup, Inc. (The).......................     600             8,362
  Commerce Bancshares, Inc.............................     800            32,200
  Commercial Federal Corp..............................     400             9,275
  Compass Bancshares, Inc..............................   1,400            38,150
  First American Corp..................................   2,800           116,375
  FirstMerit Corp......................................   1,100            30,869
  Hibernia Corp. Class A...............................   1,900            29,806
  M & T Bank Corp......................................     100            55,000
  Mercantile Bankshares Corp...........................     800            28,300
  National Commerce Bancorporation.....................   1,500            32,812
  North Fork Bancorporation, Inc.......................   1,700            36,231
  Pacific Century Financial Corp.......................     700            15,094
  Peoples Heritage Financial Group, Inc................   1,400            26,337
  Provident Financial Group, Inc.......................     300            13,125
  SouthTrust Corp......................................   2,000            76,750
  TCF Financial Corp...................................   1,100            30,662
  Wilmington Trust Corp................................     400            22,950
                                                                  ---------------
                                                                          657,773
                                                                  ---------------
BEVERAGES (NON-ALCOHOLIC)--2.2%
  Coca-Cola Co. (The)..................................  25,400         1,587,500
  Pepsi Bottling Group, Inc. (The).....................   2,000            46,125
  PepsiCo, Inc.........................................  20,100           777,619
                                                                  ---------------
                                                                        2,411,244
                                                                  ---------------
BIOTECHNOLOGY--0.5%
  Amgen, Inc. (b)......................................   7,600           462,650
  Chiron Corp. (b).....................................   2,500            51,875
  Genzyme Corp. (b)....................................   1,500            72,750
  Genzyme Surgical Products (b)........................     269             1,183
                                                                  ---------------
                                                                          588,458
                                                                  ---------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.7%
  AT&T Corp.- Liberty Media Group Class A (b)..........  12,600           463,050
  Comcast Corp. Special Class A........................  13,800           530,437
  MediaOne Group, Inc. (b).............................  11,900           885,062
                                                                  ---------------
                                                                        1,878,549
                                                                  ---------------
BUILDING MATERIALS--0.1%
  Owens Corning........................................   1,200            41,250
  USG Corp.............................................     700            39,200
                                                                  ---------------
                                                                           80,450
                                                                  ---------------
CHEMICALS--1.4%
  Air Products & Chemicals, Inc........................   2,900           116,725
  Dow Chemical Co. (The)...............................   5,700           723,187
  Du Pont (E.I.) de Nemours & Co.......................   2,800           191,275
  IMC Global, Inc......................................   2,800            49,350
  Lyondell Chemical Co.................................   2,900            59,812
  Praxair, Inc.........................................     100             4,894
  Rohm & Haas Co.......................................   4,800           205,800
  Solutia, Inc.........................................   2,700            57,544
  Union Carbide Corp...................................   3,300           160,875
                                                                  ---------------
                                                                        1,569,462
                                                                  ---------------
CHEMICALS (DIVERSIFIED)--0.6%
  Monsanto Co..........................................   9,400           370,712

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                         -------  ---------------
CHEMICALS (DIVERSIFIED)--CONTINUED
  PPG Industries, Inc..................................   4,400   $       259,875
                                                                  ---------------
                                                                          630,587
                                                                  ---------------
CHEMICALS (SPECIALTY)--0.1%
  Nalco Chemical Co....................................   1,700            88,187
  USEC, Inc............................................   1,100            16,362
                                                                  ---------------
                                                                          104,549
                                                                  ---------------
COMMUNICATIONS EQUIPMENT--2.8%
  Harris Corp..........................................   1,700            66,619
  Lucent Technologies, Inc.............................  33,900         2,286,131
  Motorola, Inc........................................   7,700           729,575
                                                                  ---------------
                                                                        3,082,325
                                                                  ---------------
COMPUTERS (HARDWARE)--4.7%
  Apple Computer, Inc. (b).............................   2,200           101,887
  Dell Computer Corp. (b)..............................  29,100         1,076,700
  Gateway, Inc. (b)....................................   3,200           188,800
  Hewlett-Packard Co...................................   3,600           361,800
  International Business Machines Corp. (c)............  21,800         2,817,650
  Sun Microsystems, Inc. (b)...........................   9,900           681,862
                                                                  ---------------
                                                                        5,228,699
                                                                  ---------------
COMPUTERS (NETWORKING)--2.3%
  3Com Corp. (b).......................................   4,700           125,431
  Cisco Systems, Inc. (b)..............................  38,000         2,451,000
                                                                  ---------------
                                                                        2,576,431
                                                                  ---------------
COMPUTERS (PERIPHERALS)--0.7%
  EMC Corp. (b)........................................  12,600           693,000
  Quantum Corp. (b)....................................   2,200            53,075
  Seagate Technology, Inc. (b).........................   3,100            79,437
                                                                  ---------------
                                                                          825,512
                                                                  ---------------
COMPUTERS (SOFTWARE & SERVICES)--5.8%
  America Online, Inc. (b).............................  12,700         1,403,350
  BMC Software, Inc. (b)...............................     500            27,000
  Electronic Arts, Inc. (b)............................     800            43,400
  Exodus Communications, Inc. (b)......................     400            47,975
  Microsoft Corp. (b)(c)...............................  50,000         4,509,375
  Oracle Corp. (b).....................................   9,900           367,537
  Symantec Corp. (b)...................................     400            10,200
                                                                  ---------------
                                                                        6,408,837
                                                                  ---------------
CONSUMER FINANCE--0.3%
  Household International, Inc.........................   5,900           279,512
                                                                  ---------------
CONTAINERS & PACKAGING (PAPER)--0.0%
  Temple-Inland, Inc...................................     800            54,600
                                                                  ---------------
ELECTRIC COMPANIES--2.3%
  Allegheny Energy, Inc................................   2,000            64,125
  Ameren Corp..........................................   2,400            92,100
  CMS Energy Corp......................................   1,900            79,562
  Central & South West Corp............................   9,200           215,050
  Cinergy Corp.........................................   2,600            83,200
  Constellation Energy Group, Inc......................   2,600            77,025
  Dominion Resources, Inc..............................   3,300           142,931
  Duke Energy Corp.....................................   2,400           130,500
  Edison International.................................   6,000           160,500
  Entergy Corp.........................................   4,200           131,250
  FPL Group, Inc.......................................   3,100           169,337
  Nisource.............................................   2,000            51,625
  Northeast Utilities (b)..............................   2,200            38,912
  Northern States Power Co.............................   2,500            60,469
  PG&E Corp............................................   6,600           214,500
  PP&L Resources, Inc..................................   2,700            83,025
  Pinnacle West Capital Corp...........................   1,400            56,350
  Public Service Enterprise Group, Inc.................     400            16,350
  Reliant Energy, Inc..................................   5,100           140,887
                                                         SHARES        VALUE
                                                         -------  ---------------
ELECTRIC COMPANIES--CONTINUED
  Southern Co. (The)...................................  11,100   $       294,150
  TECO Energy, Inc.....................................   2,100            47,775
  Texas Utilities Co...................................   4,800           198,000
  Wisconsin Energy Corp................................   1,900            47,619
                                                                  ---------------
                                                                        2,595,242
                                                                  ---------------
ELECTRICAL EQUIPMENT--3.3%
  Emerson Electric Co..................................   8,400           528,150
  General Electric Co..................................  25,800         2,915,400
  Hubbell, Inc.........................................   1,000            45,375
  Rockwell International Corp..........................   2,000           121,500
  Sensormatic Electronics Corp. (b)....................     800            11,150
  Symbol Technologies, Inc.............................   1,650            60,844
                                                                  ---------------
                                                                        3,682,419
                                                                  ---------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc.................................   1,800            96,862
                                                                  ---------------
ELECTRONICS (DEFENSE)--0.4%
  Raytheon Co., Class A................................   5,700           392,587
                                                                  ---------------
ELECTRONICS (INSTRUMENTATION)--0.1%
  PE Corp.-PE Biosystems Group.........................     800            91,800
                                                                  ---------------
ELECTRONICS (SEMICONDUCTORS)--2.9%
  Intel Corp. (c)......................................  39,300         2,338,350
  National Semiconductor Corp. (b).....................   2,200            55,688
  Texas Instruments, Inc...............................   5,000           725,000
  Xilinx, Inc. (b).....................................   1,600            91,600
                                                                  ---------------
                                                                        3,210,638
                                                                  ---------------
ENTERTAINMENT--0.4%
  Time Warner, Inc.....................................   3,600           264,600
  Walt Disney Co. (The)................................   7,300           224,931
                                                                  ---------------
                                                                          489,531
                                                                  ---------------
EQUIPMENT (SEMICONDUCTOR)--0.3%
  Applied Materials, Inc. (b)..........................   4,700           347,213
                                                                  ---------------
FINANCIAL (DIVERSIFIED)--4.2%
  AMRESCO, Inc. (b)....................................     200             1,288
  Ambac Financial Group, Inc...........................   1,500            85,688
  American Express Co..................................   5,400           702,675
  Associates First Capital Corp........................   8,900           394,381
  CIT Group, Inc. (The)................................   1,100            31,763
  Citigroup, Inc.......................................  42,800         2,033,000
  FINOVA Group, Inc. (The).............................     800            42,100
  Fannie Mae...........................................  12,000           820,500
  Financial Security Assurance Holdings Ltd............     300            15,600
  Freddie Mac..........................................   1,900           110,200
  Morgan Stanley Dean Witter & Co......................   4,400           451,000
                                                                  ---------------
                                                                        4,688,195
                                                                  ---------------
FOODS--1.0%
  Bestfoods............................................   3,800           188,100
  General Mills, Inc...................................   1,300           104,488
  Heinz (H.J.) Co......................................   4,900           245,613
  Hershey Foods Corp...................................   2,000           118,750
  Nabisco Holdings Corp................................     600            25,950
  Ralston-Ralston Purina Group.........................   4,400           133,925
  Sara Lee Corp........................................  10,800           245,025
                                                                  ---------------
                                                                        1,061,851
                                                                  ---------------
FOOTWEAR--0.0%
  Reebok International Ltd. (b)........................     700            13,038
                                                                  ---------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.1%
  International Game Technology........................   1,600            29,600
  MGM Grand, Inc. (b)..................................     300            14,700
  Mandalay Resort Group................................   1,800            38,025

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                         -------  ---------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--CONTINUED
  Mirage Resorts, Inc. (b).............................   4,000   $        67,000
                                                                  ---------------
                                                                          149,325
                                                                  ---------------
HEALTH CARE (DIVERSIFIED)--4.6%
  Abbott Laboratories..................................  13,500           614,250
  American Home Products Corp..........................  19,500         1,121,250
  Bristol-Myers Squibb Co. (c).........................  27,000         1,901,813
  Johnson & Johnson....................................   6,700           656,600
  Warner-Lambert Co....................................  12,500           867,188
                                                                  ---------------
                                                                        5,161,101
                                                                  ---------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.5%
  Forest Laboratories, Inc. Class A (b)................   1,500            69,375
  Lilly (Eli) & Co.....................................  16,000         1,146,000
  Merck & Co., Inc.....................................  17,200         1,272,800
  Pfizer, Inc..........................................   7,500           823,125
  Pharmacia & Upjohn, Inc..............................     500            28,406
  Schering-Plough Corp.................................  10,900           577,700
                                                                  ---------------
                                                                        3,917,406
                                                                  ---------------
HEALTH CARE (GENERIC AND OTHER)--0.1%
  MedImmune, Inc. (b)..................................     800            54,200
  Watson Pharmaceuticals, Inc. (b).....................   1,300            45,581
                                                                  ---------------
                                                                           99,781
                                                                  ---------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
  Columbia/HCA Healthcare Corp. (c)....................  10,100           230,406
  Health Management Associates, Inc. Class A (b).......   4,900            55,125
  Tenet Healthcare Corp. (b)...........................   6,300           116,944
                                                                  ---------------
                                                                          402,475
                                                                  ---------------
HEALTH CARE (LONG TERM CARE)--0.0%
  HCA Manor Care, Inc. (b).............................   1,800            43,538
                                                                  ---------------
HEALTH CARE (MANAGED CARE)--0.5%
  Aetna, Inc...........................................   2,300           205,706
  Humana, Inc. (b).....................................   3,300            42,694
  PacifiCare Health Systems, Inc. (b)..................     500            35,969
  United HealthCare Corp...............................   2,800           175,350
  Wellpoint Health Networks, Inc. (b)..................   1,100            93,363
                                                                  ---------------
                                                                          553,082
                                                                  ---------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
  Boston Scientific Corp. (b)..........................   3,900           171,356
  Medtronic, Inc.......................................   3,200           249,200
                                                                  ---------------
                                                                          420,556
                                                                  ---------------
HEALTH CARE (SPECIALIZED SERVICES)--0.2%
  ALZA Corp. (b).......................................   1,400            71,225
  HEALTHSOUTH Corp. (b)................................   8,400           125,475
                                                                  ---------------
                                                                          196,700
                                                                  ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.1%
  Furniture Brands International, Inc. (b).............     600            16,725
  Leggett & Platt, Inc.................................   4,700           130,719
                                                                  ---------------
                                                                          147,444
                                                                  ---------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.0%
  Clorox Co. (The).....................................   1,600           170,900
  Fort James Corp......................................   3,000           113,625
  Kimberly-Clark Corp..................................   7,000           399,000
  Procter & Gamble Co. (The)...........................  17,800         1,588,650
                                                                  ---------------
                                                                        2,272,175
                                                                  ---------------
INSURANCE (LIFE/HEALTH)--0.3%
  Provident Companies, Inc.............................   2,000            80,000
  Torchmark Corp.......................................   2,600            88,725
  UNUM Corp............................................   3,000           164,250
                                                                  ---------------
                                                                          332,975
                                                                  ---------------
                                                         SHARES        VALUE
                                                         -------  ---------------
INSURANCE (MULTI-LINE)--1.1%
  American International Group, Inc....................   7,700   $       901,381
  CIGNA Corp...........................................   3,400           302,600
                                                                  ---------------
                                                                        1,203,981
                                                                  ---------------
INSURANCE (PROPERTY-CASUALTY)--1.2%
  20th Century Industries..............................     600            11,325
  Allstate Corp. (The).................................  19,000           681,625
  Chubb Corp. (The)....................................   3,000           208,500
  Fremont General Corp.................................     800            15,100
  MBIA, Inc............................................   2,100           135,975
  Mercury General Corp.................................   1,000            34,000
  Ohio Casualty Corp...................................     200             7,225
  SAFECO Corp..........................................   1,000            44,125
  St. Paul Companies, Inc. (The).......................   4,400           139,975
  Travelers Property Casualty Corp. Class A............   1,300            50,863
                                                                  ---------------
                                                                        1,328,713
                                                                  ---------------
INSURANCE BROKERS--0.5%
  Aon Corp.............................................   5,300           218,625
  Marsh & McLennan Companies, Inc......................   5,000           377,500
                                                                  ---------------
                                                                          596,125
                                                                  ---------------
INVESTMENT BANKING/BROKERAGE--0.9%
  Bear Stearns Companies, Inc. (The)...................   1,400            65,450
  Goldman Sachs Group, Inc. (The)......................   6,400           462,400
  Lehman Brothers Holdings, Inc........................   1,100            68,475
  Merrill Lynch & Co., Inc.............................   4,500           359,719
  Paine Webber Group, Inc..............................   1,700            79,475
  Waddell & Reed Financial, Inc. Class A...............     100             2,744
                                                                  ---------------
                                                                        1,038,263
                                                                  ---------------
INVESTMENT MANAGEMENT--0.2%
  Equitable Companies, Inc. (The)......................   1,600           107,200
  Franklin Resources, Inc..............................   1,800            73,125
                                                                  ---------------
                                                                          180,325
                                                                  ---------------
IRON & STEEL--0.2%
  Allegheny Teledyne, Inc..............................   5,800           131,225
  Nucor Corp...........................................     500            23,719
  USX-U. S. Steel Group................................   1,800            48,600
                                                                  ---------------
                                                                          203,544
                                                                  ---------------
LEISURE TIME (PRODUCTS)--0.2%
  Mattel, Inc..........................................   8,300           219,431
                                                                  ---------------
LODGING-HOTELS--0.1%
  Extended Stay America, Inc. (b)......................     500             6,000
  Hilton Hotels Corp...................................   6,500            92,219
                                                                  ---------------
                                                                           98,219
                                                                  ---------------
MACHINERY (DIVERSIFIED)--0.4%
  Cooper Industries, Inc...............................   1,800            93,600
  Deere & Co...........................................   4,400           174,350
  Dover Corp...........................................   3,500           122,500
                                                                  ---------------
                                                                          390,450
                                                                  ---------------
MANUFACTURING (DIVERSIFIED)--1.9%
  AlliedSignal, Inc....................................   9,500           598,500
  Coltec Industries, Inc. (b)..........................   1,200            26,025
  Eaton Corp...........................................   1,500           138,000
  National Service Industries, Inc.....................     500            18,000
  Tenneco, Inc.........................................   3,700            88,338
  Tyco International Ltd...............................  13,700         1,298,075
                                                                  ---------------
                                                                        2,166,938
                                                                  ---------------
MANUFACTURING (SPECIALIZED)--0.1%
  Parker-Hannifin Corp.................................   2,100            96,075
                                                                  ---------------
METALS MINING--0.4%
  Freeport-McMoRan Copper & Gold, Inc. Class A (b).....   4,000            67,000
  Freeport-McMoRan Copper & Gold, Inc. Class B (b).....   4,300            77,131

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                         -------  ---------------
METALS MINING--CONTINUED
  Level 3 Communications, Inc. (b).....................   5,100   $       306,319
                                                                  ---------------
                                                                          450,450
                                                                  ---------------
NATURAL GAS--0.2%
  Columbia Energy Group................................   1,400            87,763
  Consolidated Natural Gas Co..........................   1,500            91,125
  K N Energy, Inc......................................     600             8,025
                                                                  ---------------
                                                                          186,913
                                                                  ---------------
OIL & GAS (DRILLING & EQUIPMENT)--0.1%
  Cooper Cameron Corp. (b).............................     600            22,238
  Diamond Offshore Drilling, Inc.......................   1,000            28,375
  ENSCO International, Inc.............................   1,600            31,900
  Global Marine, Inc. (b)..............................   1,700            26,244
  Input/Output, Inc. (b)...............................     200             1,513
  R&B Falcon Corp. (b).................................   3,700            34,688
  Smith International, Inc. (b)........................     500            21,719
                                                                  ---------------
                                                                          166,677
                                                                  ---------------
OIL & GAS (REFINING & MARKETING)--0.1%
  El Paso Energy Corp..................................   2,000            70,375
  Tosco Corp...........................................   2,100            54,469
  Ultramar Diamond Shamrock Corp.......................     900            19,631
  Valero Energy Corp...................................     500            10,719
                                                                  ---------------
                                                                          155,194
                                                                  ---------------
OIL (DOMESTIC INTEGRATED)--0.5%
  Amerada Hess Corp....................................   1,000            59,500
  Atlantic Richfield Co................................   2,000           167,125
  Phillips Petroleum Co................................   3,100           155,969
  Unocal Corp..........................................   3,100           122,838
                                                                  ---------------
                                                                          505,432
                                                                  ---------------
OIL (INTERNATIONAL INTEGRATED)--3.8%
  Chevron Corp.........................................   7,500           713,906
  Conoco, Inc. Class A.................................   2,300            64,113
  Exxon Corp...........................................  22,800         1,758,450
  Mobil Corp...........................................  12,700         1,257,300
  Texaco, Inc..........................................   6,300           393,750
                                                                  ---------------
                                                                        4,187,519
                                                                  ---------------
PAPER & FOREST PRODUCTS--0.5%
  Boise Cascade Corp...................................     100             4,300
  Bowater, Inc.........................................     700            33,075
  Georgia-Pacific Group................................   1,200            56,850
  International Paper Co...............................   5,700           287,852
  Louisiana-Pacific Corp...............................   1,500            35,625
  Mead Corp. (The).....................................   1,100            45,925
  Smurfit-Stone Container Corp. (b)....................   3,900            80,194
                                                                  ---------------
                                                                          543,821
                                                                  ---------------
PERSONAL CARE--0.4%
  Gillette Co. (The)...................................  10,900           446,900
                                                                  ---------------
PHOTOGRAPHY/IMAGING--1.1%
  Eastman Kodak Co.....................................   7,100           481,025
  Xerox Corp...........................................  12,500           738,281
                                                                  ---------------
                                                                        1,219,306
                                                                  ---------------
PUBLISHING (NEWSPAPERS)--0.8%
  Gannett Co., Inc.....................................   5,400           385,425
  Knight-Ridder, Inc...................................   1,900           104,381
  New York Times Co. Class A...........................   4,100           150,931
  Times Mirror Co. (The) Class A.......................   2,000           118,500
  Washington Post Co. (The) Class B....................     200           107,550
                                                                  ---------------
                                                                          866,787
                                                                  ---------------
RAILROADS--0.6%
  Burlington Northern Santa Fe Corp....................   5,900           182,900
  CSX Corp.............................................   2,900           131,406
                                                         SHARES        VALUE
                                                         -------  ---------------
RAILROADS--CONTINUED
  Norfolk Southern Corp................................   4,600   $       138,575
  Union Pacific Corp...................................   3,100           180,769
  Wisconsin Central Transportation Corp. (b)...........     200             3,775
                                                                  ---------------
                                                                          637,425
                                                                  ---------------
REITS--0.2%
  Starwood Hotel & Resorts Worldwide, Inc..............   6,100           186,431
                                                                  ---------------
RESTAURANTS--0.4%
  McDonald's Corp......................................  10,600           437,913
                                                                  ---------------
RETAIL (BUILDING SUPPLIES)--0.6%
  Home Depot, Inc. (The)...............................   9,100           586,381
  Sherwin-Williams Co..................................   3,800           105,450
                                                                  ---------------
                                                                          691,831
                                                                  ---------------
RETAIL (COMPUTERS & ELECTRONICS)--0.0%
  CompUSA, Inc. (b)....................................   1,000             7,438
                                                                  ---------------
RETAIL (DEPARTMENT STORES)--0.7%
  Dillard's, Inc., Class A.............................   1,800            63,225
  Federated Department Stores, Inc. (b)................   3,600           190,575
  May Department Stores Co.............................   5,800           237,075
  Nordstrom, Inc.......................................   2,300            77,050
  Penney (J.C.) Co., Inc...............................   4,400           213,675
                                                                  ---------------
                                                                          781,600
                                                                  ---------------
RETAIL (FOOD CHAINS)--0.8%
  Albertson's, Inc.....................................   2,835           146,180
  Hannaford Brothers Co................................     700            37,450
  Kroger Co. (The) (b).................................  11,000           307,313
  Safeway, Inc. (b)....................................   8,400           415,800
                                                                  ---------------
                                                                          906,743
                                                                  ---------------
RETAIL (GENERAL MERCHANDISE)--3.0%
  Costco Companies, Inc. (b)...........................   1,900           152,119
  Dayton Hudson Corp...................................   7,800           507,000
  Kmart Corp. (b)......................................   8,600           141,363
  Sears, Roebuck & Co..................................   6,700           298,569
  Wal-Mart Stores, Inc.................................  45,900         2,214,675
                                                                  ---------------
                                                                        3,313,726
                                                                  ---------------
RETAIL (HOME SHOPPING)--0.0%
  Corporate Express, Inc. (b)..........................     900             6,300
                                                                  ---------------
RETAIL (SPECIALTY)--0.2%
  Autozone, Inc........................................   2,600            78,325
  General Nutrition Companies, Inc. (b)................     900            20,981
  Tiffany & Co.........................................     600            57,900
  Toys 'R' Us, Inc. (b)................................   4,200            86,888
                                                                  ---------------
                                                                          244,094
                                                                  ---------------
RETAIL (SPECIALTY-APPAREL)--0.9%
  Abercrombie & Fitch Co. Class A (b)..................   1,800            86,400
  Gap, Inc. (The)......................................  13,300           669,988
  TJX Companies, Inc. (The)............................   5,700           189,881
                                                                  ---------------
                                                                          946,269
                                                                  ---------------
SAVINGS & LOAN COMPANIES--0.5%
  Astoria Financial Corp...............................     700            30,756
  Charter One Financial, Inc...........................   2,000            55,625
  Dime Bancorp, Inc....................................   1,500            30,188
  Golden State Bancorp, Inc. (b).......................   1,000            22,000
  Golden West Financial Corp...........................     700            68,600
  GreenPoint Financial Corp............................   1,300            42,656
  Ocwen Financial Corp. (b)............................     300             2,663
  Sovereign Bancorp, Inc...............................   2,600            31,525
  Washington Federal, Inc..............................     200             4,488
  Washington Mutual, Inc...............................   7,400           261,775
                                                                  ---------------
                                                                          550,276
                                                                  ---------------

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                         -------  ---------------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  Cendant Corp. (b)....................................  24,300   $       498,150
  Service Corp. International..........................   9,500           182,875
                                                                  ---------------
                                                                          681,025
                                                                  ---------------
SERVICES (COMPUTER SYSTEMS)--0.1%
  Electronic Data Systems Corp.........................   2,500           141,406
                                                                  ---------------
SERVICES (DATA PROCESSING)--0.6%
  Automatic Data Processing, Inc.......................   7,400           325,600
  Equifax, Inc.........................................   3,400           121,338
  First Data Corp......................................   5,600           274,050
                                                                  ---------------
                                                                          720,988
                                                                  ---------------
SPECIALTY PRINTING--0.1%
  Donnelley (R.R.) & Sons Co...........................   2,600            96,363
                                                                  ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.1%
  AT&T Corp............................................  25,400         1,417,638
  MCI WorldCom, Inc. (b)...............................  23,600         2,035,500
                                                                  ---------------
                                                                        3,453,138
                                                                  ---------------
TELEPHONE--5.5%
  Ameritech Corp.......................................   7,600           558,600
  Bell Atlantic Corp...................................  23,100         1,510,163
  BellSouth Corp.......................................  11,200           525,000
  Frontier Corp........................................   2,000           118,000
  GTE Corp.............................................  15,000         1,136,250
  SBC Communications, Inc. (c).........................  30,500         1,769,000
  U S WEST, Inc........................................   7,500           440,625
                                                                  ---------------
                                                                        6,057,638
                                                                  ---------------
TEXTILES (APPAREL)--0.1%
  Fruit of the Loom, Inc. Class A (b)..................     800             7,800
  Jones Apparel Group, Inc. (b)........................   2,350            80,638
                                                                  ---------------
                                                                           88,438
                                                                  ---------------
TEXTILES (SPECIALTY)--0.0%
  Unifi, Inc. (b)......................................     700            14,875
                                                                  ---------------
TOBACCO--1.2%
  Philip Morris Companies, Inc. (c)....................  32,900         1,322,169
                                                                  ---------------
TRUCKERS --0.0%
  Ryder System, Inc....................................     600            15,600
                                                                  ---------------
TRUCKS & PARTS--0.1%
  PACCAR, Inc..........................................   1,500            80,069
                                                                  ---------------
                                                         SHARES        VALUE
                                                         -------  ---------------
WASTE MANAGEMENT--0.6%
  Browning-Ferris Industries, Inc......................     400   $        17,200
  Waste Management, Inc................................  12,400           666,500
                                                                  ---------------
                                                                          683,700
                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $87,992,027).................................      105,067,134
                                                                  ---------------
FOREIGN COMMON STOCKS--2.7%
ALUMINUM--0.1%
  Alcan Aluminum Ltd. (Canada).........................   2,600            83,037
                                                                  ---------------
BEVERAGES (ALCOHOLIC)--0.5%
  Seagram Company Ltd. (The) (Canada)..................   9,900           498,712
                                                                  ---------------
COMMUNICATIONS EQUIPMENT--0.2%
  Nortel Networks Corp. (Canada).......................   3,000           260,438
                                                                  ---------------
FOODS--0.5%
  Unilever NV (Netherlands)............................   8,700           606,825
                                                                  ---------------
OIL (INTERNATIONAL INTEGRATED)--1.4%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands) (c)..................................  26,300         1,584,575
                                                                  ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,660,144)..................................        3,033,587
                                                                  ---------------
TOTAL LONG-TERM INVESTMENTS--97.5%
  (Identified cost $90,863,033).................................      108,311,333
                                                                  ---------------

                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)
                                               --------  -------
SHORT-TERM OBLIGATIONS--2.8%
COMMERCIAL PAPER--2.8%
  CXC, Inc. 5.75%, 7/1/99....................    A-1+    $3,090         3,090,000
                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,090,000)..................................        3,090,000
                                                                  ---------------
TOTAL INVESTMENTS --100.3%
  (Identified cost $93,953,033).................................      111,401,333(a)
  Cash and receivables, less liabilities--(0.3%)................         (358,019)
                                                                  ---------------
NET ASSETS--100.0%..............................................  $   111,043,314
                                                                  ---------------
                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,225,620 and gross depreciation of $2,835,462 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $94,011,175.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $93,953,033)..............................................  $  111,401,333
Cash........................................................           2,074
Receivables
  Investment securities sold................................         902,509
  Dividends and interest....................................         101,338
  Fund shares sold..........................................          85,362
  Variation margin for future contracts.....................          51,475
Prepaid expenses............................................           1,373
                                                              --------------
    Total assets............................................     112,545,464
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased...........................       1,326,525
  Fund shares repurchased...................................         125,170
  Investment advisory fee...................................          14,809
  Financial agent fee.......................................           9,603
  Trustees' fee.............................................           7,369
Accrued expenses............................................          18,674
                                                              --------------
    Total liabilities.......................................       1,502,150
                                                              --------------
NET ASSETS..................................................  $  111,043,314
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   89,401,764
  Undistributed net investment income.......................         167,977
  Accumulated net realized gain.............................       3,912,023
  Net unrealized appreciation...............................      17,561,550
                                                              --------------
NET ASSETS..................................................  $  111,043,314
                                                              --------------
                                                              --------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       7,538,746
                                                              --------------
                                                              --------------
Net asset value and offering price per share................  $        14.73
                                                                     -------
                                                                     -------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $     644,541
  Interest..................................................         71,296
  Foreign taxes withheld....................................        (21,140)
                                                              -------------
    Total investment income.................................        694,697
                                                              -------------
EXPENSES
  Investment advisory fee...................................        201,571
  Financial agent fee.......................................         54,493
  Custodian.................................................         26,348
  Professional..............................................         12,846
  Printing..................................................         11,307
  Trustees..................................................          9,917
  Miscellaneous.............................................          5,550
                                                              -------------
    Total expenses..........................................        322,032
    Less expenses borne by investment adviser...............        (75,665)
                                                              -------------
    Net expenses............................................        246,367
                                                              -------------
NET INVESTMENT INCOME.......................................        448,330
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      3,742,582
  Net realized gain on futures contracts....................        297,629
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      6,949,285
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     10,989,496
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  11,437,826
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/99         YEAR ENDED
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      448,330   $      523,699
  Net realized gain (loss)..................................       4,040,211        3,008,093
  Net change in unrealized appreciation (depreciation)......       6,949,285        9,780,453
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      11,437,826       13,312,245
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (280,353)        (532,936)
  Net realized gains........................................        (299,858)      (2,994,712)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (580,211)      (3,527,648)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,231,070 and 5,285,851
    shares, respectively)...................................      44,617,864       63,644,481
  Net asset value of shares issued from reinvestment of
    distributions (40,443 and 271,800 shares,
    respectively)...........................................         580,211        3,527,648
  Cost of shares repurchased (1,046,652 and 3,186,084
    shares, respectively)...................................     (14,534,301)     (38,286,173)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      30,663,774       28,885,956
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      41,521,389       38,670,553
NET ASSETS
  Beginning of period.......................................      69,521,925       30,851,372
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $167,977 AND $0, RESPECTIVELY).........  $  111,043,314   $   69,521,925
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               SIX MONTHS                     FROM
                                                  ENDED         YEAR        INCEPTION
                                                 6/30/99        ENDED      7/15/97 TO
                                               (UNAUDITED)    12/31/98      12/31/97
                                               -----------   -----------   -----------
Net asset value, beginning of period.........    $ 13.08       $ 10.49       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............       0.06(2)       0.12(2)       0.05(2)
  Net realized and unrealized gain (loss)....       1.67          3.19          0.54
                                               -----------   -----------   -----------
    TOTAL FROM INVESTMENT OPERATIONS.........       1.73          3.31          0.59
                                               -----------   -----------   -----------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.04)        (0.12)        (0.05)
  Dividends from net realized gains..........      (0.04)        (0.60)        (0.05)
                                               -----------   -----------   -----------
    TOTAL DISTRIBUTIONS......................      (0.08)        (0.72)        (0.10)
                                               -----------   -----------   -----------
CHANGE IN NET ASSET VALUE....................       1.65          2.59          0.49
                                               -----------   -----------   -----------
                                               -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD...............     $14.73        $13.08        $10.49
                                               -----------   -----------   -----------
                                               -----------   -----------   -----------

Total return.................................      13.25%(3)     31.68%         5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........   $111,043       $69,522       $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       0.55%(1)      0.55%         0.55%(1)
  Net investment income......................       1.00%(1)      1.08%         1.46%(1)
Portfolio turnover rate......................         22%(3)        45%            9%(3)

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.03 and $0.02 per share, respectively.
(3) Not annualized.

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                      SHARES          VALUE
                                                    -----------   -------------
FOREIGN COMMON STOCKS--95.3%
ARGENTINA--0.2%
  Perez Companc SA Sponsored ADR (Oil & Gas
    (Exploration & Production))...................       32,000   $     371,248
  Telecom Argentina SA Sponsored ADR
    (Telecommunications (Long Distance))..........        9,600         256,800
                                                                  -------------
                                                                        628,048
                                                                  -------------
AUSTRALIA--1.3%
  Australian Gas Light Co., Ltd. (Natural Gas)....      250,000       1,520,768
  QBE Insurance Group Ltd. (Insurance (Property-
    Casualty))....................................      450,000       1,712,725
                                                                  -------------
                                                                      3,233,493
                                                                  -------------
BRAZIL--1.1%
  Tele Centro Sul Participacoes SA ADR
    (Telephone)...................................        9,500         527,250
  Tele Norte Leste Participacoes SA ADR
    (Telephone)...................................       49,000         909,562
  Tele Sudeste Celular Participacoes SA ADR
    (Telecommunications (Cellular/Wireless))......       25,000         725,000
  Telesp Participacoes SA ADR (Telephone).........       31,000         709,125
                                                                  -------------
                                                                      2,870,937
                                                                  -------------
CANADA--2.4%
  Nortel Networks Corp. (Communications
    Equipment)....................................       28,500       2,474,156
  Seagram Co. Ltd. (The) (Beverages
    (Alcoholic))..................................       38,000       1,914,250
  Toronto-Dominion Bank (The) (Banks (Money
    Center))......................................       39,000       1,774,500
                                                                  -------------
                                                                      6,162,906
                                                                  -------------
DENMARK--1.1%
  Danisco A/S (Foods).............................       28,900       1,306,005
  Tele Danmark A/S (Telephone)....................       28,600       1,407,774
                                                                  -------------
                                                                      2,713,779
                                                                  -------------
FINLAND--2.2%
  Nokia Oyj Class A (Communications Equipment)....       41,400       3,629,032
  Stora Enso Oyj (Paper & Forest Products)........      100,465       1,077,506
  UPM-Kymmene Oyj (Paper & Forest Products).......       29,210         837,429
                                                                  -------------
                                                                      5,543,967
                                                                  -------------
FRANCE--11.5%
  Air Liquide (Chemicals (Specialty)).............        7,120       1,119,751
  Alstom (Engineering & Construction).............       77,200       2,428,224
  Axa (Insurance (Multi-Line))....................       13,769       1,679,804
  Canal Plus (Broadcasting (Television, Radio &
    Cable)).......................................        2,100         589,277
  Carrefour SA (Retail (Food Chains)).............       12,180       1,789,920
  Castorama Dubois (Retail (Building Supplies))...        7,225       1,713,710
  Coflexip SA (Metal Fabricators).................       16,950       1,455,209
  Compagnie de Saint Gobain (Manufacturing
    (Diversified))................................        3,500         557,658
  Dexia France (Banks (Major Regional))...........        7,600       1,017,325
  Elf Aquitaine SA (Oil (International
    Integrated))..................................       13,150       1,929,755
  Groupe Danone (Foods)...........................        4,450       1,147,286
  Lafarge SA (Construction (Cement &
    Aggregates))..................................       20,500       1,949,200
  Pechiney SA Class A (Containers & Packaging
    (Paper))......................................       41,200       1,770,910
  Renault SA (Automobiles)........................       41,700       1,814,764
  Rhodia SA (Chemicals (Specialty))...............       66,200       1,256,167
  Schneider SA (Electrical Equipment).............        9,500         533,449
  Societe Generale Class A (Banks (Major
    Regional))....................................        7,650       1,348,264
  Total Fina SA Class B (Oil & Gas (Refining &
    Marketing))...................................       13,800       1,780,361
  Valeo SA (Auto Parts & Equipment)...............       20,150       1,662,404

                                                      SHARES          VALUE
                                                    -----------   -------------
FRANCE--CONTINUED
  Vivendi (Manufacturing (Diversified))...........       19,500   $   1,579,619
                                                                  -------------
                                                                     29,123,057
                                                                  -------------
GERMANY--8.5%
  Allianz AG Vinkulierte Registered Shares
    (Insurance (Multi-Line))......................        6,400       1,775,431
  BASF AG (Chemicals (Diversified))...............       31,100       1,374,304
  Bayer AG (Chemicals (Diversified))..............       27,600       1,149,905
  Bayerische Motoren Werke AG (Automobiles).......        2,430       1,671,490
  Bayerische Vereinsbank AG (Banks (Major
    Regional))....................................       32,600       2,118,018
  Bewag AG (Electric Companies)...................       45,820         706,428
  DaimlerChrysler AG (Automobiles)................       27,755       2,404,319
  Deutsche Bank AG (Banks (Major Regional)).......       22,800       1,390,789
  Deutsche Lufthansa AG (Airlines)................      107,950       1,957,100
  Mannesmann AG (Manufacturing (Diversified)).....       14,000       2,089,143
  Metro AG (Retail (Specialty))...................       25,200       1,564,475
  Muenchener Rueckversicherungs New Shares
    (Insurance (Multi-Line))(b)...................        6,020       1,098,857
  Muenchener Rueckversicherungs-Gesellschaft AG
    (Insurance (Multi-Line))......................        6,020       1,114,378
  RWE AG (Manufacturing (Diversified))............       22,900       1,060,124
                                                                  -------------
                                                                     21,474,761
                                                                  -------------
GREECE--0.4%
  Alpha Credit Bank (Banks (Major Regional))......        7,346         473,544
  Hellenic Telecommunications Organization SA
    (Telephone)...................................       26,500         568,019
                                                                  -------------
                                                                      1,041,563
                                                                  -------------
HONG KONG--1.6%
  Hongkong Electric Holdings Ltd. (Electric
    Companies)....................................      650,000       2,094,447
  Swire Pacific Ltd. Class B (Manufacturing
    (Diversified))................................    2,750,000       2,055,781
                                                                  -------------
                                                                      4,150,228
                                                                  -------------
HUNGARY--0.2%
  Magyar Tavkozlesi Rt Sponsored ADR
    (Telecommunications (Long Distance))..........       21,900         602,250
                                                                  -------------
INDIA--0.6%
  Mahanagar Telephone Nigam Ltd. GDR
    (Telecommunications (Long Distance))..........      140,000       1,421,000
                                                                  -------------
INDONESIA--0.3%
  PT Indosat (Telecommunications (Long
    Distance))....................................      229,000         439,055
  PT Indosat ADR (Telecommunications (Long
    Distance))....................................       20,000         390,000
                                                                  -------------
                                                                        829,055
                                                                  -------------
ISRAEL--0.5%
  Bank Hapoalim Ltd. (Banks (Major Regional)).....      221,500         568,262
  Koor Industries Ltd. (Manufacturing
    (Diversified))................................        6,036         695,959
                                                                  -------------
                                                                      1,264,221
                                                                  -------------
ITALY--2.6%
  Assicurazioni Generali (Insurance
    (Life/Health))................................       30,500       1,056,843
  Banca Intesa SPA (Banks (Major Regional)).......      691,600       1,547,698
  San Paolo-IMI SPA (Banks (Major Regional))......      109,159       1,485,953
  Telecom Italia Mobile SPA (Telecommunications
    (Cellular/Wireless))..........................      182,500       1,089,715
  Telecom Italia SPA (Telephone)..................      138,460       1,439,317
                                                                  -------------
                                                                      6,619,526
                                                                  -------------

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                      SHARES          VALUE
                                                    -----------   -------------
JAPAN--13.2%
  77 Bank Ltd. (The) (Banks (Major Regional)).....      135,000   $   1,182,291
  Canon, Inc. (Office Equipment & Supplies).......       63,000       1,811,360
  Dai Nippon Printing Co., Ltd. (Specialty
    Printing).....................................      126,000       2,014,357
  Fuji Photo Film Co. (Photography/Imaging).......       30,000       1,135,198
  Hitachi Credit Corp. (Consumer Finance).........       85,000       1,681,935
  Ito-Yokado Co., Ltd. (Retail (Food Chains)).....       30,000       2,007,664
  Kao Corp. (Household Products (Non-Durable))....       60,000       1,685,447
  Kawasumi Laboratories, Inc. (Health Care
    (Medical Products & Supplies))................      125,000       1,869,276
  Kirin Beverage Corp. (Beverages (Alcoholic))....       83,000       1,488,068
  Mabuchi Motor Co., Ltd. (Electrical
    Equipment)....................................       20,000       1,858,949
  Nippon COMSYS Corp. (Engineering &
    Construction).................................      100,000       1,623,482
  Nippon Telegraph & Telephone Corp.
    (Telephone)...................................        1,400       1,630,918
  Rinnai Corp. (Household Furnishings &
    Appliances)...................................       75,000       1,722,626
  Rohm Co., Ltd (Electronics (Semiconductors))....       13,000       2,035,342
  Sanwa Bank Ltd. (The) (Banks (Major
    Regional))....................................      180,000       1,771,206
  Secom Co., Ltd. (Services (Commercial &
    Consumer))....................................       20,000       2,082,022
  Shin-Etsu Chemical Co., Ltd. (Chemicals
    (Specialty))..................................       52,000       1,739,976
  Suzuki Motor Corp. (Automobiles)................      140,000       2,226,607
  Takeda Chemical Industries (Health Care (Drugs-
    Major Pharmaceuticals)).......................       40,000       1,853,991
                                                                  -------------
                                                                     33,420,715
                                                                  -------------
MALAYSIA--0.2%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic))(c)...............................      150,000         383,886
  Malaysian Oxygen Berhad (Chemicals
    (Specialty))(c)...............................      104,000         221,801
                                                                  -------------
                                                                        605,687
                                                                  -------------
MEXICO--1.4%
  Cemex SA de CV Class B Sponsored ADR
    (Construction (Cement & Aggregates))..........       75,000         741,450
  Coca-Cola Femsa SA Sponsored ADR (Beverages
    (Non-Alcoholic))(b)...........................       61,000       1,181,875
  Grupo Televisa SA Sponsored GDR (Broadcasting
    (Television, Radio & Cable))(b)...............       20,000         896,250
  Telefonos de Mexico SA Sponsored ADR Class L
    (Telecommunications (Long Distance))..........        8,000         646,500
                                                                  -------------
                                                                      3,466,075
                                                                  -------------
NETHERLANDS--6.6%
  ASM Lithography Holding NV (Equipment
    (Semiconductor))(b)...........................       23,500       1,359,572
  Benckiser NV B (Household Products (Non-
    Durable)).....................................       40,900       2,182,756
  Elsevier NV (Publishing)........................       79,600         923,501
  Equant NV (Services (Data Processing))(b).......       17,550       1,618,029
  Fortis (NL) NV (Financial (Diversified))........       47,100       1,454,753
  Getronics NV (Services (Data Processing)).......       28,500       1,096,289
  IHC Caland NV (Oil & Gas (Drilling &
    Equipment))...................................       20,530         804,533
  ING Groep NV (Financial (Diversified))..........       29,400       1,591,762
  KPN NV (Telephone)..............................       21,700       1,018,222
  Koninklijke (Royal) Philips Electronics NV
    (Electronics (Components Distributors)).......        8,400         828,583
  Royal Dutch Petroleum Co. (Oil (Domestic
    Integrated))..................................       48,600       2,846,795
  VNU NV (Publishing).............................       28,200       1,126,918
                                                                  -------------
                                                                     16,851,713
                                                                  -------------
NEW ZEALAND--0.2%
  Telecom Corporation of New Zealand Ltd.
    (Telephone)...................................      100,000         429,235
                                                                  -------------
PHILIPPINES--0.7%
  Ayala Land, Inc. (Financial (Diversified))......    2,500,000         788,460
                                                      SHARES          VALUE
                                                    -----------   -------------
PHILIPPINES--CONTINUED
  Philippine Long Distance Telephone Co. Sponsored
    ADR (Telecommunications (Long Distance))......       30,000   $     903,750
                                                                  -------------
                                                                      1,692,210
                                                                  -------------
POLAND--0.3%
  Elektrim Spolka Akcyjna SA (Distributors (Food &
    Health))......................................       54,000         763,886
                                                                  -------------
SINGAPORE--1.4%
  United Overseas Bank Ltd. (Banks (Major
    Regional))....................................      490,000       3,425,024
                                                                  -------------
SOUTH AFRICA--0.8%
  Anglo American PLC (Metals Mining)(b)...........       10,260         479,477
  BOE Ltd. (Financial (Diversified))..............      302,150         300,432
  Liberty International PLC (Financial
    (Diversified))................................       21,162         147,996
  Liberty Life Association of Africa (Insurance
    (Life/ Health))...............................       45,052         577,119
  Metro Cash and Carry Ltd. (Retail
    (Specialty))..................................      683,000         565,930
                                                                  -------------
                                                                      2,070,954
                                                                  -------------
SOUTH KOREA--1.5%
  Kookmin Bank (Banks (Major Regional))...........      115,000       2,334,847
  Pohang Iron & Steel Co. Ltd. (Iron & Steel).....       12,500       1,501,721
                                                                  -------------
                                                                      3,836,568
                                                                  -------------
SPAIN--3.6%
  Argentaria, Caja Postal y Banco Hipotecario de
    Espana SA (Banks (Major Regional))............       53,300       1,214,212
  Banco Popular Espanol SA (Banks (Major
    Regional))....................................       31,400       2,258,632
  Banco Santander Central Hispano SA (Banks (Major
    Regional))....................................      156,374       1,628,761
  Iberdrola SA (Electric Companies)...............       68,400       1,041,857
  Repsol SA (Oil & Gas (Refining & Marketing))....       59,700       1,219,021
  Telefonica SA (Telephone)(b)....................       34,731       1,673,011
                                                                  -------------
                                                                      9,035,494
                                                                  -------------
SWEDEN--5.1%
  AstraZeneca Group PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................       65,758       2,560,170
  Electrolux AB (Household Furnishings &
    Appliances)...................................       84,700       1,773,355
  Mandamus AB (Real Estate Development)...........        2,020          10,692
  SSAB Svenskt Stal AB Series A (Iron & Steel)....       47,800         598,783
  Sandvik AB Class B (Machinery (Diversified))....       26,300         581,575
  Skandia Forsakrings AB (Insurance
    (Life/Health))................................      148,600       2,779,125
  Skandinaviska Enskilda Banken Class A (Banks
    (Major Regional)).............................      165,900       1,931,852
  Telefonaktiebolaget LM Ericsson Class B
    (Communications Equipment)....................       80,900       2,593,028
                                                                  -------------
                                                                     12,828,580
                                                                  -------------
SWITZERLAND--5.3%
  Credit Suisse Group (Banks (Major Regional))....        7,900       1,366,984
  Nestle SA (Foods)...............................        1,387       2,499,043
  Novartis AG Registered Shares (Health Care
    (Drugs-Major Pharmaceuticals))................        1,943       2,837,153
  Roche Holding AG (Health Care (Drugs-Major
    Pharmaceuticals)).............................          284       2,919,303
  UBS AG (Banks (Major Regional)).................        8,900       2,656,392
  Zurich Allied AG (Financial (Diversified))......        2,170       1,233,946
                                                                  -------------
                                                                     13,512,821
                                                                  -------------
TAIWAN--0.2%
  Standard Foods Taiwan Ltd. GDR (Foods)(b).......       59,210         464,798
                                                                  -------------
TURKEY--0.3%
  Yapi ve Kredi Bankasi AS (Banks (Major
    Regional))....................................   26,300,000         380,160
  Yapi ve Kredi Bankasi AS (Banks (Major
    Regional))(d).................................   25,280,000         335,464
                                                                  -------------
                                                                        715,624
                                                                  -------------

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                      SHARES          VALUE
                                                    -----------   -------------
UNITED KINGDOM--20.0%
  3i Group PLC (Investment Banking/Brokerage).....      105,821   $   1,203,497
  BG PLC (Natural Gas)............................      127,958         781,585
  BOC Group PLC (Chemicals (Specialty))...........       33,593         656,610
  Bank of Scotland (Banks (Major Regional)).......      114,244       1,512,689
  Barclays PLC (Banks (Major Regional))...........       51,744       1,505,666
  Bass PLC (Beverages (Alcoholic))................       42,709         619,698
  Berkeley Group PLC (The) (Homebuilding).........       63,480         761,480
  British Aerospace PLC (Aerospace/Defense).......      132,783         861,813
  British American Tobacco PLC (Tobacco)..........       56,619         532,365
  British Petroleum Co. PLC (Oil (Domestic
    Integrated))..................................      205,057       3,675,123
  British Telecommunications PLC (Telephone)......      178,746       2,995,066
  Cable & Wireless PLC (Telephone)................       81,729       1,041,581
  Compass Group PLC (Services (Commercial &
    Consumer))....................................       86,263         855,287
  Debenhams PLC (Retail (Department Stores))......       68,945         462,966
  FirstGroup PLC (Services (Commercial &
    Consumer))....................................      128,000         699,117
  GKN PLC (Auto Parts & Equipment)................       50,783         866,929
  Glaxo Wellcome PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................      100,311       2,787,646
  Granada Group PLC (Broadcasting (Television,
    Radio & Cable))...............................       35,066         650,578
  HSBC Holdings PLC (Financial (Diversified)).....       51,855       1,836,667
  Hilton Group PLC (Gaming, Lottery & Pari-mutuel
    Companies)....................................      150,646         597,217
  Kingfisher PLC (Retail (Specialty)).............       99,811       1,148,519
  Legal & General Group PLC (Insurance
    (Multi-Line)).................................      443,463       1,128,929
  Lloyds TSB Group PLC (Financial
    (Diversified))................................      166,275       2,254,043
  Logica PLC (Services (Data Processing)).........       74,000         775,694
  National Westminster Bank PLC (Banks (Major
    Regional))....................................       75,338       1,597,251
  Norwich Union PLC (Insurance (Life/Health)).....      120,834         819,496
  PowerGen PLC (Electric Companies)...............       72,627         783,053
  RMC Group PLC (Construction (Cement &
    Aggregates))..................................       62,703       1,007,162
  Reuters Holdings Group PLC (Publishing).........       90,437       1,189,623
  Rio Tinto PLC (Metals Mining)...................       53,506         896,968
  Royal & Sun Alliance Insurance Group PLC
    (Insurance (Multi-Line))......................      125,000       1,121,138
  Schroders PLC (Investment Banking/Brokerage)....       33,721         688,878
  Serco Group PLC (Services (Commercial &
    Consumer))....................................       22,718         512,086
  Shell Transport & Trading Co. PLC (Oil (Domestic
    Integrated))..................................      211,475       1,585,896
  Siebe PLC (Machinery (Diversified)).............      176,907         837,269
                                                      SHARES          VALUE
                                                    -----------   -------------
UNITED KINGDOM--CONTINUED
  SmithKline Beecham PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................      131,389   $   1,707,601
  Tesco PLC (Retail (Food Chains))................      408,638       1,051,547
  Thames Water PLC (Water Utilities)..............       38,937         617,444
  Unilever PLC (Foods)............................       80,976         720,538
  Vodafone AirTouch PLC (Telecommunications
    (Cellular/Wireless))..........................      136,088       2,681,431
  Woolwich PLC (Consumer Finance).................       85,978         503,142
  Zeneca Group PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................       54,366       2,102,998
                                                                  -------------
                                                                     50,634,286
                                                                  -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $216,950,034)...............................     241,432,461
                                                                  -------------
WARRANTS--0.0%
GERMANY--0.0%
  Muenchener Rueckversicherungs-Gesellschaft AG
    Warrants (Insurance (Multi-Line))(b)..........          220           6,579
                                                                  -------------
TOTAL WARRANTS
  (Identified cost $0).........................................           6,579
                                                                  -------------
TOTAL LONG-TERM INVESTMENTS--95.3%
  (Identified cost $216,950,034)...............................     241,439,040
                                                                  -------------

                                                     STANDARD          PAR
                                                     & POOR'S         VALUE
                                                      RATING          (000)
                                                    -----------   -------------
SHORT-TERM OBLIGATIONS--4.6%
COMMERCIAL PAPER--4.6%
  Corporate Asset Funding Co., Inc. 5.55%,
    7/1/99........................................  A-1+          $       3,155         3,155,000
  Exxon Imperial Funding U.S., Inc. 5.20%,
    7/1/99........................................  A-1+                  1,380         1,380,000
  Pitney Bowes Credit Corp. 5%, 7/1/99............  A-1+                  1,675         1,675,000
  Ford Motor Credit Co. 5.41%, 7/2/99.............  A-1+                  5,505         5,504,173
                                                                                  ---------------
                                                                                       11,714,173
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $11,714,173)................................................        11,714,173
                                                                                  ---------------
TOTAL INVESTMENTS--99.9%
  (Identified cost $228,664,207)...............................................       253,153,213(a)
  Cash and receivables, less liabilities--0.1%.................................           286,154
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $   253,439,367
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,200,522 and gross depreciation of $10,796,262 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $230,748,953.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d)  Non-tradable bonus shares.

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Aerospace/Defense..................................    0.4%
          Airlines...........................................    0.8
          Auto Parts & Equipment.............................    1.0
          Automobiles........................................    3.4
          Banks (Major Regional).............................   14.5
          Banks (Money Center)...............................    0.7
          Beverages (Alcoholic)..............................    1.8
          Beverages (Non-Alcoholic)..........................    0.5
          Broadcasting (Television, Radio & Cable)...........    0.9
          Chemicals (Diversified)............................    1.0
          Chemicals (Specialty)..............................    2.1
          Communications Equipment...........................    3.6
          Construction (Cement & Aggregates).................    1.5
          Consumer Finance...................................    0.9
          Containers & Packaging (Paper).....................    0.7
          Distributors (Food & Health).......................    0.3
          Electric Companies.................................    1.9
          Electrical Equipment...............................    1.0
          Electronics (Components Distributors)..............    0.3
          Electronics (Semiconductors).......................    0.8
          Engineering & Construction.........................    1.7
          Equipment (Semiconductor)..........................    0.6
          Financial (Diversified)............................    4.0
          Foods..............................................    2.5
          Gaming, Lottery & Pari-Mutuel Companies............    0.2
          Health Care (Drugs-Major Pharmaceuticals)..........    7.0
          Health Care (Medical Products & Supplies)..........    0.8
          Homebuilding.......................................    0.3
          Household Furnishings & Appliances.................    1.4
          Household Products (Non-Durable)...................    1.6
          Insurance (Life/Health)............................    2.2
          Insurance (Multi-Line).............................    3.3
          Insurance (Property-Casualty)......................    0.7
          Investment Banking/Brokerage.......................    0.8
          Iron & Steel.......................................    0.9
          Machinery (Diversified)............................    0.6
          Manufacturing (Diversified)........................    3.3
          Metal Fabricators..................................    0.6
          Metals Mining......................................    0.6
          Natural Gas........................................    1.0
          Office Equipment & Supplies........................    0.8
          Oil & Gas (Drilling & Equipment)...................    0.3
          Oil & Gas (Exploration & Production)...............    0.2
          Oil & Gas (Refining & Marketing)...................    1.2
          Oil (Domestic Integrated)..........................    3.4
          Oil (International Integrated).....................    0.8
          Paper & Forest Products............................    0.8
          Photography/Imaging................................    0.5
          Publishing.........................................    1.3
          Real Estate Development............................    0.1
          Retail (Building Supplies).........................    0.7
          Retail (Department Stores).........................    0.2
          Retail (Food Chains)...............................    2.0
          Retail (Specialty).................................    1.4
          Services (Commercial & Consumer)...................    1.7
          Services (Data Processing).........................    1.4
          Specialty Printing.................................    0.8
          Telecommunications (Cellular/Wireless).............    1.9
          Telecommunications (Long Distance).................    1.9
          Telephone..........................................    5.9
          Tobacco............................................    0.2
          Water Utilities....................................    0.3
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $228,664,207).............................................  $ 253,153,213
Cash........................................................         16,799
Receivables
  Investment securities sold................................      2,048,169
  Dividends and interest....................................        355,942
  Fund shares sold..........................................        210,170
  Tax reclaim...............................................        206,169
Prepaid expenses............................................          5,026
                                                              -------------
    Total assets............................................    255,995,488
                                                              -------------
LIABILITIES
Foreign currency at value (Identified cost $241,801)........        241,819
Payables
  Investment securities purchased...........................      1,663,549
  Fund shares repurchased...................................        332,752
  Investment advisory fee...................................        155,507
  Financial agent fee.......................................         18,762
  Trustees' fee.............................................          5,880
Accrued expenses............................................        137,852
                                                              -------------
    Total liabilities.......................................      2,556,121
                                                              -------------
NET ASSETS..................................................  $ 253,439,367
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 210,320,119
  Undistributed net investment loss.........................       (295,370)
  Accumulated net realized gain.............................     18,936,699
  Net unrealized appreciation...............................     24,477,919
                                                              -------------
NET ASSETS..................................................  $ 253,439,367
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     16,353,333
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.50
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $   2,841,796
  Interest..................................................        354,894
  Foreign taxes withheld....................................       (212,208)
                                                              -------------
    Total investment income.................................      2,984,482
                                                              -------------
EXPENSES
  Investment advisory fee...................................        916,902
  Custodian.................................................        132,098
  Financial agent fee.......................................        111,011
  Printing..................................................         38,920
  Professional..............................................          7,099
  Trustees..................................................          6,333
  Miscellaneous.............................................         13,000
                                                              -------------
    Total expenses..........................................      1,225,363
                                                              -------------
NET INVESTMENT INCOME.......................................      1,759,119
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     18,986,331
  Net realized gain on foreign currency transactions........         56,260
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (6,641,618)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......          4,154
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     12,405,127
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  14,164,246
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                   6/30/99           YEAR ENDED
                                                                 (UNAUDITED)          12/31/98
                                                              -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  1,759,119        $     1,631,804
  Net realized gain (loss)..................................      19,042,591             51,043,087
  Net change in unrealized appreciation (depreciation)......      (6,637,464)               150,814
                                                              -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      14,164,246             52,825,705
                                                              -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (3,263,175)                    --
  Net realized gains........................................     (10,330,809)           (41,161,214)
                                                              -----------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (13,593,984)           (41,161,214)
                                                              -----------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,113,693 and 3,647,895
    shares, respectively)...................................      33,469,388             63,751,174
  Net asset value of shares issued from reinvestment of
    distributions (873,524 and 2,641,331 shares,
    respectively)...........................................      13,593,984             41,161,214
  Cost of shares repurchased (2,285,739 and 3,994,250
    shares, respectively)...................................     (36,109,216)           (68,770,405)
                                                              -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      10,954,156             36,141,983
                                                              -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      11,524,418             47,806,474
NET ASSETS
  Beginning of period.......................................     241,914,949            194,108,475
                                                              -----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($295,370) AND $1,208,686,
    RESPECTIVELY)...........................................    $253,439,367        $   241,914,949
                                                              -----------------   -----------------
                                                              -----------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      SIX MONTHS
                                         ENDED                             YEAR ENDED DECEMBER 31,
                                        6/30/99       -----------------------------------------------------------------
                                      (UNAUDITED)       1998          1997          1996          1995          1994
                                      -----------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $  15.46       $   14.53     $   14.52     $   12.70     $   11.85     $   12.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......       0.12            0.12(1)       0.12(1)       0.11(1)       0.12(1)       0.08(1)
  Net realized and unrealized gain
    (loss)..........................       0.80            3.94          1.61          2.25          1.02         (0.07)
                                      -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       0.92            4.06          1.73          2.36          1.14          0.01
                                      -----------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................      (0.21)             --         (0.22)        (0.19)        (0.04)        (0.03)
  Dividends from net realized
    gains...........................      (0.67)          (3.13)        (1.50)        (0.33)        (0.25)        (0.34)
  In excess of net investment
    income..........................         --              --            --         (0.02)           --            --
                                      -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............      (0.88)          (3.13)        (1.72)        (0.54)        (0.29)        (0.37)
                                      -----------     ---------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........       0.04            0.93          0.01          1.82          0.85         (0.36)
                                      -----------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $  15.50       $   15.46     $   14.53     $   14.52     $   12.70     $   11.85
                                      -----------     ---------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------     ---------

Total return........................       5.93%(3)       27.92%        12.04%        18.65%         9.59%         0.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $253,439        $241,915      $194,108      $172,668      $134,455      $134,627
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................       1.00%(2)        0.98%         1.01%         1.04%         1.07%         1.10%
  Net investment income.............       1.44%(2)        0.72%         0.72%         0.80%         0.95%         0.64%
Portfolio turnover rate.............         47%(3)          93%          184%          142%          249%          172%

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                         SHARES        VALUE
                                                         -------  ---------------
COMMON STOCKS--93.9%
BANKS (MAJOR REGIONAL)--30.3%
  State Street Corp....................................    1,900  $       162,212
  Wells Fargo Co.......................................   20,460          874,665
                                                                  ---------------
                                                                        1,036,877
                                                                  ---------------
BEVERAGES (NON-ALCOHOLIC)--1.0%
  Coca-Cola Co. (The)..................................    5,300          331,250
                                                                  ---------------
COMMUNICATIONS EQUIPMENT--7.8%
  Lucent Technologies, Inc.............................   21,230        1,431,698
  Tellabs, Inc. (b)....................................   18,180        1,228,286
                                                                  ---------------
                                                                        2,659,984
                                                                  ---------------
COMPUTERS (HARDWARE)--2.2%
  International Business Machines Corp.................    2,580          333,465
  Sun Microsystems, Inc. (b)...........................    6,100          420,137
                                                                  ---------------
                                                                          753,602
                                                                  ---------------
COMPUTERS (NETWORKING)--4.2%
  Cisco Systems, Inc. (b)..............................   22,450        1,448,025
                                                                  ---------------
COMPUTERS (PERIPHERALS)--4.1%
  EMC Corp. (b)........................................   25,770        1,417,350
                                                                  ---------------
COMPUTERS (SOFTWARE & SERVICES)--9.7%
  America Online, Inc. (b).............................    9,550        1,055,275
  BMC Software, Inc. (b)...............................    9,080          490,320
  Compuware Corp. (b)..................................    8,620          274,224
  Microsoft Corp. (b)..................................   16,600        1,497,112
                                                                  ---------------
                                                                        3,316,931
                                                                  ---------------
CONSUMER FINANCE--4.0%
  Countrywide Credit Industries, Inc...................    8,000          342,000
  MBNA Corp............................................   34,100        1,044,312
                                                                  ---------------
                                                                        1,386,312
                                                                  ---------------
ELECTRICAL EQUIPMENT--2.9%
  General Electric Co..................................    8,730          986,490
                                                                  ---------------
ELECTRONICS (SEMICONDUCTORS)--8.3%
  Intel Corp...........................................   16,950        1,008,525
  Texas Instruments, Inc...............................   12,730        1,845,850
                                                                  ---------------
                                                                        2,854,375
                                                                  ---------------
ENTERTAINMENT--1.8%
  Time Warner, Inc.....................................    4,940          363,090
  Walt Disney Co. (The)................................    8,460          260,674
                                                                  ---------------
                                                                          623,764
                                                                  ---------------
FINANCIAL (DIVERSIFIED)--7.1%
  American Express Co..................................    3,040          395,580
  Citigroup, Inc.......................................   17,110          812,725
  Freddie Mac..........................................   12,780          741,240
  Morgan Stanley Dean Witter & Co......................    4,550          466,375
                                                                  ---------------
                                                                        2,415,920
                                                                  ---------------
HEALTH CARE (DIVERSIFIED)--1.0%
  Warner-Lambert Co....................................    4,900          339,938
                                                                  ---------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.9%
  Merck & Co., Inc.....................................   12,640          935,360
  Pfizer, Inc..........................................    9,250        1,015,188
  Schering-Plough Corp.................................    7,590          402,270
                                                                  ---------------
                                                                        2,352,818
                                                                  ---------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.7%
  Guidant Corp. (b)....................................    4,950          254,616
  Medtronic, Inc.......................................    8,420          655,708
                                                                  ---------------
                                                                          910,324
                                                                  ---------------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc....................    5,405          632,723
                                                                  ---------------

                                                         SHARES        VALUE
                                                         -------  ---------------
INVESTMENT BANKING/BROKERAGE--2.6%
  Goldman Sachs Group, Inc. (The)......................    2,400  $       173,400
  Merrill Lynch & Co., Inc.............................    8,800          703,450
                                                                  ---------------
                                                                          876,850
                                                                  ---------------
INVESTMENT MANAGEMENT--0.3%
  Price (T. Rowe) Associates, Inc......................    3,040          116,660
                                                                  ---------------
LODGING-HOTELS--2.0%
  Carnival Corp........................................   14,390          697,915
                                                                  ---------------
MANUFACTURING (DIVERSIFIED)--0.6%
  United Technologies Corp.............................    3,040          217,930
                                                                  ---------------
PERSONAL CARE--1.8%
  Avon Products, Inc...................................    6,460          358,530
  Gillette Co. (The)...................................    6,400          262,400
                                                                  ---------------
                                                                          620,930
                                                                  ---------------
RETAIL (BUILDING SUPPLIES)--4.2%
  Home Depot, Inc. (The)...............................   15,530        1,000,714
  Lowe's Companies, Inc................................    7,590          430,258
                                                                  ---------------
                                                                        1,430,972
                                                                  ---------------
RETAIL (DEPARTMENT STORES)--0.7%
  Kohl's Corp. (b).....................................    3,010          232,334
                                                                  ---------------
RETAIL (DRUG STORES)--1.2%
  Walgreen Co..........................................   14,400          423,000
                                                                  ---------------
RETAIL (GENERAL MERCHANDISE)--3.2%
  Dayton Hudson Corp...................................    5,700          370,500
  Wal-Mart Stores, Inc.................................   14,730          710,723
                                                                  ---------------
                                                                        1,081,223
                                                                  ---------------
RETAIL (SPECIALTY)--0.8%
  Staples, Inc. (b)....................................    9,405          290,967
                                                                  ---------------
SERVICES (ADVERTISING/MARKETING)--1.1%
  Interpublic Group of Companies, Inc. (The)...........    4,540          393,278
                                                                  ---------------
SERVICES (COMMERCIAL & CONSUMER)--1.5%
  Cendant Corp. (b)....................................   24,620          504,710
                                                                  ---------------
SERVICES (COMPUTER SYSTEMS)--1.1%
  Electronic Data Systems Corp.........................    6,470          365,959
                                                                  ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--4.3%
  MCI WorldCom, Inc. (b)...............................   16,980        1,464,525
                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $26,746,379).................................       32,183,936
                                                                  ---------------
TOTAL LONG-TERM INVESTMENTS--93.9%
  (Identified cost $26,746,379).................................       32,183,936
                                                                  ---------------

                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)
                                               --------  -------
SHORT-TERM OBLIGATIONS--6.1%
COMMERCIAL PAPER--6.1%
  CXC, Inc 5.80%, 7/1/99.....................  A-1+      $ 1,000        1,000,000
  Corporate Asset Funding Co., Inc. 5.55%,
    7/1/99...................................  A-1+        1,085        1,085,000
                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,085,000)..................................        2,085,000
                                                                  ---------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $28,831,379).................................       34,268,936(a)
  Cash and receivables, less liabilities--(0.0%)................           (1,944)
                                                                  ---------------
NET ASSETS--100.0%..............................................  $    34,266,992
                                                                  ---------------
                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,617,822 and gross depreciation of $356,257 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $29,007,371.
(b)  Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $28,831,379)..............................................  $ 34,268,936
Cash........................................................         3,528
Receivables
  Fund shares sold..........................................       284,870
  Investment securities sold................................       216,097
  Dividends and interest....................................         7,499
Prepaid expenses............................................           238
                                                              ------------
    Total assets............................................    34,781,168
                                                              ------------
LIABILITIES
Payables
  Investment securities purchased...........................       456,825
  Fund shares repurchased...................................        10,589
  Investment advisory fee...................................        17,409
  Trustees' fee.............................................         7,353
  Financial agent fee.......................................         4,740
Accrued expenses............................................        17,260
                                                              ------------
    Total liabilities.......................................       514,176
                                                              ------------
NET ASSETS..................................................  $ 34,266,992
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 29,577,050
  Undistributed net investment loss.........................       (22,462)
  Accumulated net realized loss.............................      (725,153)
  Net unrealized appreciation...............................     5,437,557
                                                              ------------
NET ASSETS..................................................  $ 34,266,992
                                                              ------------
                                                              ------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     2,413,452
                                                              ------------
                                                              ------------
Net asset value and offering price per share................  $      14.20
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $     56,111
  Interest..................................................        42,937
                                                              ------------
    Total investment income.................................        99,048
                                                              ------------
EXPENSES
  Investment advisory fee...................................       104,148
  Financial agent fee.......................................        27,490
  Custodian.................................................        14,301
  Professional..............................................        13,852
  Trustees..................................................         9,917
  Printing..................................................         6,136
  Miscellaneous.............................................         2,207
                                                              ------------
    Total expenses..........................................       178,051
    Less expense borne by investment adviser................       (56,541)
                                                              ------------
    Net expenses............................................       121,510
                                                              ------------
NET INVESTMENT LOSS.........................................       (22,462)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................      (481,024)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     3,139,676
                                                              ------------
NET GAIN ON INVESTMENTS.....................................     2,658,652
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  2,636,190
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED              FROM INCEPTION
                                                                  6/30/99                3/2/98 TO
                                                                (UNAUDITED)              12/31/98
                                                              ----------------       -----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   (22,462)           $     3,598
  Net realized gain (loss)..................................     (481,024)              (244,129)
  Net change in unrealized appreciation (depreciation)......    3,139,676              2,297,881
                                                              ----------------       -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................    2,636,190              2,057,350
                                                              ----------------       -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................           --                 (3,598)
  In excess of net investment income........................           --                 (1,543)
                                                              ----------------       -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................           --                 (5,141)
                                                              ----------------       -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,140,367 and 1,342,696
    shares, respectively)...................................   28,902,406             14,285,565
  Net asset value of shares issued from reinvestment of
    distributions (0 and 406 shares, respectively)..........           --                  5,141
  Cost of shares repurchased (769,107 and 300,910 shares,
    respectively)...........................................  (10,425,086)            (3,189,433)
                                                              ----------------       -----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................   18,477,320             11,101,273
                                                              ----------------       -----------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................   21,113,510             13,153,482
NET ASSETS
  Beginning of period.......................................   13,153,482                     --
                                                              ----------------       -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($22,462) AND $0, RESPECTIVELY)........  $34,266,992            $13,153,482
                                                              ----------------       -----------------
                                                              ----------------       -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 SIX MONTHS                FROM
                                                                   ENDED                 INCEPTION
                                                                  6/30/99                3/2/98 TO
                                                                (UNAUDITED)              12/31/98
                                                              ----------------       -----------------
Net asset value, beginning of period........................  $     12.62            $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        (0.01)(3)               0.01(3)(4)
  Net realized and unrealized gain (loss)...................         1.59                   2.62
                                                                  -------                -------
    TOTAL FROM INVESTMENT OPERATIONS........................         1.58                   2.63
                                                                  -------                -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................         0.00                  (0.01)
                                                                  -------                -------
    TOTAL DISTRIBUTIONS.....................................         0.00                  (0.01)
                                                                  -------                -------
CHANGE IN NET ASSET VALUE...................................         1.58                   2.62
                                                                  -------                -------
NET ASSET VALUE, END OF PERIOD..............................       $14.20                 $12.62
                                                                  -------                -------
                                                                  -------                -------

Total return................................................        12.50%(2)              26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $34,267                $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)               1.05%(1)
  Net investment income.....................................        (0.19)%(1)              0.07%(1)
Portfolio turnover rate.....................................           38%(2)                 90%(2)

(1) Annualized.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.13 per share, respectively.

(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                        PHOENIX-GOODWIN BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)       VALUE
                                          ---------   ---------   ----------
U.S. GOVERNMENT SECURITIES--11.2%
U.S. TREASURY BONDS--0.9%
  U.S. Treasury Bonds 5.25%, 11/15/28...  AAA         $   1,220   $1,079,755
  U.S. Treasury Bonds 5.25%, 2/15/29....  AAA             1,810    1,624,040
                                                                  ----------
                                                                   2,703,795
                                                                  ----------
U.S. TREASURY NOTES--10.3%
  U.S. Treasury Notes 5.375%, 1/31/00...  AAA             4,075    4,082,788
  U.S. Treasury Notes 5.50%, 3/31/00....  AAA               750      752,002
  U.S. Treasury Notes 6.875%, 3/31/00...  AAA             3,100    3,138,217
  U.S. Treasury Notes 6%, 8/15/00.......  AAA             1,700    1,711,409
  U.S. Treasury Notes 4.50%, 9/30/00....  AAA               355      351,207
  U.S. Treasury Notes 4.625%,
    11/30/00............................  AAA               500      494,632
  U.S. Treasury Notes 5.25%, 8/15/03....  AAA             3,105    3,043,197
  U.S. Treasury Notes 4.25%, 11/15/03...  AAA             8,650    8,142,302
  U.S. Treasury Notes 4.75%, 2/15/04....  AAA             4,050    3,882,938
  U.S. Treasury Notes 5.625%, 5/15/08...  AAA             4,584    4,488,458
                                                                  ----------
                                                                  30,087,150
                                                                  ----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $34,047,177)................................   32,790,945
                                                                  ----------
AGENCY MORTGAGE-BACKED SECURITIES--2.7%
  GNMA 6.50%, 11/15/23..................  AAA             1,384    1,342,034
  GNMA 6.50%, 12/15/23..................  AAA               487      472,136
  GNMA 6.50%, 2/15/24...................  AAA             2,266    2,196,229
  GNMA 6.50%, 6/15/28...................  AAA             3,875    3,729,765
                                                                  ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $7,908,385).................................    7,740,164
                                                                  ----------
MUNICIPAL BONDS--5.7%
CALIFORNIA--1.2%
  Fresno County Pension Obligation
    Taxable 6.21%, 8/15/06..............  AAA             1,000      975,000
  Kern County Pension Obligation Revenue
    Taxable 7.26%, 8/15/14..............  AAA               420      425,775
  Long Beach Pension Obligation Taxable
    6.87%, 9/1/06.......................  AAA               230      232,587
  Orange County Pension Obligation
    Revenue Taxable Series A 7.62%,
    9/1/08..............................  AAA               650      684,937
  San Bernardino County Pension
    Obligation Revenue Taxable 6.87%,
    8/1/08..............................  AAA               110      110,412
  San Bernardino County Pension
    Obligation Revenue Taxable 6.94%,
    8/1/09..............................  AAA               300      301,875
  Sonoma County Pension Obligation
    Revenue Taxable 6.625%, 6/1/13......  AAA               495      476,437
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05..............  AAA               260      260,325
                                                                  ----------
                                                                   3,467,348
                                                                  ----------
FLORIDA--0.7%
  Miami Beach Special Obligation Revenue
    Taxable 8.60%, 9/1/21...............  AAA               875      951,563
  Tampa Solid Waste System Revenue
    Taxable Series A 6.33%, 10/1/06.....  Aaa(d)            700      686,875
  University of Miami Exchangeable
    Revenue Taxable Series A 7.65%,
    4/1/20 (e)..........................  AAA               270      274,388
                                                                  ----------
                                                                   1,912,826
                                                                  ----------
ILLINOIS--0.5%
  Illinois Educational Facilities
    Authority-Loyola University Revenue
    Taxable Series A 7.84%, 7/1/24
    (f).................................  AAA             1,500    1,546,875
                                                                  ----------

                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)       VALUE
                                          ---------   ---------   ----------
MASSACHUSETTS--0.2%
  Massachusetts Port Authority Revenue
    Taxable Series C 6.05%, 7/1/02......  AA-         $     450   $  447,750
                                                                  ----------
NEW YORK--0.9%
  Long Island Power Authority Electrical
    Systems Revenue Series A 5.50%,
    12/1/10.............................  AAA               490      507,763
  New York State Dormitory Authority
    Revenue Taxable 6.90%, 4/1/03.......  BBB+              650      656,500
  New York State Taxable Series C 6.35%,
    3/1/07..............................  AAA             1,500    1,464,375
                                                                  ----------
                                                                   2,628,638
                                                                  ----------
PENNSYLVANIA--0.7%
  Philadelphia Authority For Industrial
    Development Pension Funding
    Retirement Systems Revenue Taxable
    Series A 5.79%, 4/15/09.............  AAA             1,100    1,017,500
  Pittsburgh Pension Obligation Taxable
    Series C 6.50%, 3/1/17..............  AAA             1,250    1,168,750
                                                                  ----------
                                                                   2,186,250
                                                                  ----------
TEXAS--1.2%
  Dallas Civic Center Revenue 5.25%,
    8/15/08.............................  AAA               520      532,350
  Dallas-Fort Worth International
    Airport Revenue Taxable 6.40%,
    11/1/07.............................  AAA             1,000      977,500
  Houston Water & Sewer System Revenue
    Refunding, Jr. Lien, Series D 5%,
    12/1/25.............................  AAA               685      633,625
  Texas State General Obligation Series
    B 5.25%, 10/1/08....................  AA                275      283,594
  Texas State Taxable Veterans Limited
    Series B 6.10%, 12/1/03.............  AA              1,000      990,000
                                                                  ----------
                                                                   3,417,069
                                                                  ----------
VIRGINIA--0.3%
  Newport News General Obligation
    Taxable Series B 7.05%, 1/15/25.....  AA              1,000      948,750
                                                                  ----------
TOTAL MUNICIPAL BONDS
  (Identified cost $16,993,901)................................   16,555,506
                                                                  ----------
ASSET-BACKED SECURITIES--2.5%
  AESOP Funding II LLC 97-1, A2 144A
    6.40%, 10/20/03 (c).................  AAA             1,200    1,199,831
  Advanta Equipment Receivables 98-1, A4
    5.98%, 12/15/06.....................  AAA               490      485,712
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02..............  A+                770      769,315
  Case Equipment Loan Trust 98-A, A4
    5.83%, 2/15/05......................  AAA             1,750    1,739,097
  Ford Credit Auto Owner Trust 99-B, A4
    5.80%, 6/15/02......................  AAA               500      496,836
  Green Tree Financial Corp. 96-2, M1
    7.60%, 4/15/27......................  AA-               675      683,907
  Premier Auto Trust 98-3, B 6.14%,
    9/8/04..............................  A+                500      499,328
  Triangle Funding Ltd. 98-2A, 3 144A
    6.85%, 10/15/04 (c).................  BBB             1,500    1,496,250
                                                                  ----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $7,384,083).................................    7,370,276
                                                                  ----------
CORPORATE BONDS--4.8%
BANKS (MAJOR REGIONAL)--0.3%
  U.S. Bank of Minnesota N.A. 6.30%,
    7/15/08.............................  A                 500      478,125

                       See Notes to Financial Statements

                        PHOENIX-GOODWIN BALANCED SERIES

                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)       VALUE
                                          ---------   ---------   ----------
BANKS (MAJOR REGIONAL)--CONTINUED
  Wachovia Corp. 5.625%, 12/15/08.......  A+          $     500   $  456,250
                                                                  ----------
                                                                     934,375
                                                                  ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
  CSC Holdings, Inc. 7.625%, 7/15/18....  BB+             1,000      950,000
                                                                  ----------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  Computer Associates International,
    Inc. Series B 6.375%, 4/15/05.......  A-                535      508,250
                                                                  ----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.2%
  Station Casinos, Inc. 10.125%,
    3/15/06.............................  B+                500      518,750
                                                                  ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
  Tenet Healthcare Corp. 8%, 1/15/05....  BB+             1,000      980,000
                                                                  ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Boston Scientific Corp. 6.625%,
    3/15/05.............................  BBB               550      525,250
                                                                  ----------
INSURANCE (MULTI-LINE)--0.3%
  Willis Corroon Corp. 144A 9%, 2/1/09
    (c).................................  B+                815      790,550
                                                                  ----------
MANUFACTURING (DIVERSIFIED)--0.5%
  American Standard, Inc. 7.375%,
    4/15/05.............................  BB-             1,000      960,000
  Tyco International Group SA 6.375%,
    6/15/05.............................  A-                600      579,000
                                                                  ----------
                                                                   1,539,000
                                                                  ----------
PAPER & FOREST PRODUCTS--0.2%
  Buckeye Technologies, Inc. 8.50%,
    12/15/05............................  BB-               700      707,000
                                                                  ----------
PERSONAL CARE--0.2%
  Revlon Consumer Products Corp. 9%,
    11/1/06 ............................  B                 500      500,000
                                                                  ----------
PUBLISHING--0.1%
  Charter Communications Holdings LLC
    144A 8.625%, 4/1/09 (c).............  B+                450      433,125
                                                                  ----------
PUBLISHING (NEWSPAPERS)--0.2%
  Hollinger International Publishing,
    Inc. 9.25%, 3/15/07.................  BB-               625      639,062
                                                                  ----------
RETAIL (FOOD CHAINS)--0.4%
  Meyer (Fred), Inc. 7.45%, 3/1/08......  BBB-            1,000    1,017,500
                                                                  ----------
SERVICES (COMMERCIAL & CONSUMER)--0.2%
  United Rentals, Inc. Series B 9.50%,
    6/1/08..............................  BB-               250      253,750
  United Rentals, Inc. 8.80%, 8/15/08...  BB-               250      245,937
                                                                  ----------
                                                                     499,687
                                                                  ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
  Nextlink Communications, Inc. 10.75%,
    11/15/08............................  B                 370      380,175
  Qwest Communications International,
    Inc. Series B 7.50%, 11/1/08........  BB+             1,100    1,094,500
                                                                  ----------
                                                                   1,474,675
                                                                  ----------
TELEPHONE--0.2%
  Century Telephone Enterprises, Inc.
    Series F 6.30%, 1/15/08.............  BBB+              500      474,375
                                                                  ----------
TEXTILES (HOME FURNISHINGS)--0.3%
  Westpoint Stevens, Inc. 7.875%,
    6/15/05.............................  BB              1,000      980,000
                                                                  ----------
TRUCKERS --0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08...  BB+               230      218,213
                                                                  ----------
TRUCKS & PARTS--0.1%
  Cummins Engine Co., Inc. 6.45%,
    3/1/05..............................  BBB+              200      190,500
                                                                  ----------
TOTAL CORPORATE BONDS
  (Identified cost $14,108,902)................................   13,880,312
                                                                  ----------
                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)       VALUE
                                          ---------   ---------   ----------

NON-AGENCY MORTGAGE-BACKED SECURITIES--7.2%
  CS First Boston Mortgage Securities
    Corp. 97-C2, A3 6.55%, 11/17/07.....  AAA         $   2,500   $2,435,547
  CS First Boston Mortgage Securities
    Corp. 97-C2, B 6.72%, 11/17/07......  Aa(d)           2,000    1,950,937
  CS First Boston Mortgage Securities
    Corp. 98-C1, A1B 6.48%, 5/17/08.....  AAA               500      483,750
  CS First Boston Mortgage Securities
    Corp. 95-AEW1, B 7.182%, 11/25/27...  AA-                74       74,259
  DLJ Commercial Mortgage Corp. 99-CG1,
    A1B 6.46%, 1/10/09..................  Aaa(d)          2,000    1,932,500
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31.................  Aaa(d)          2,500    2,394,141
  DLJ Mortgage Acceptance Corp. 96-CF1,
    A1B 144A 7.58%, 2/12/06 (c).........  AAA             1,400    1,433,250
  First Union - Lehman Brothers
    Commercial Mortgage 97-C1, B 7.43%,
    4/18/07.............................  Aa(d)             930      949,519
  First Union Commercial Mortgage Trust
    99-C1, A2 6.07%, 10/15/08...........  AAA             2,000    1,881,875
  G.E. Capital Mortgage Services, Inc.
    96-8, 1M 7.25%, 5/25/26.............  AA                242      239,174
  GMAC Commercial Mortgage Securities,
    Inc. 99-C1, A1 5.83%, 5/15/33.......  AAA               449      433,747
  LB Commercial Conduit Mortgage Trust
    98-C4, A1B 6.21%, 10/15/08..........  AAA             2,500    2,378,239
  Lehman Large Loan 97-LLI, B 6.95%,
    3/12/07.............................  AA                825      822,317
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05.....................  AA                450      460,266
  Residential Asset Securitization Trust
    96-A8, A1 8%, 12/25/26..............  AAA                 1        1,316
  Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11.............................  AAA               601      591,987
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26.............................  AAA             1,000      995,000
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26.............................  AA                961      957,779
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24............  A+                525      522,438
                                                                  ----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $21,269,426)................................   20,938,041
                                                                  ----------
FOREIGN GOVERNMENT SECURITIES--2.3%
COLOMBIA--0.4%
  Republic of Colombia 144A 7.70%,
    7/14/03 (c).........................  NR                610      524,600
  Republic of Colombia 10.875%,
    3/9/04..............................  BBB-              825      792,000
                                                                  ----------
                                                                   1,316,600
                                                                  ----------
CROATIA--0.4%
  Croatia Series B 5.813%, 7/31/06
    (e).................................  BBB-              664      555,960
  Croatia Series A 5.813%, 7/31/10
    (e).................................  BBB-              775      620,000
                                                                  ----------
                                                                   1,175,960
                                                                  ----------
KOREA--0.4%
  Republic of Korea 8.875%, 4/15/08.....  BBB-            1,000    1,061,250
                                                                  ----------
POLAND--0.7%
  Poland Bearer PDI 5%, 10/27/14 (e)....  BBB             2,350    2,091,500
                                                                  ----------
URUGUAY--0.4%
  Republic of Uruguay 7.25%, 5/4/09.....  BBB-            1,100    1,050,500
                                                                  ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $6,957,718).................................    6,695,810
                                                                  ----------
FOREIGN CORPORATE BONDS--0.9%
ARGENTINA--0.2%
  Compania de Radiocomunicaciones
    Moviles SA 144A 9.25%, 5/8/08 (c)...  BBB-              300      265,500

                       See Notes to Financial Statements

                        PHOENIX-GOODWIN BALANCED SERIES

                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)       VALUE
                                          ---------   ---------   ----------
ARGENTINA--CONTINUED
  Telecom Argentina - France Telecom SA
    EMTN 144A 9.75%, 7/12/01 (c)........  BBB-        $     400   $  401,000
                                                                  ----------
                                                                     666,500
                                                                  ----------
CHILE--0.1%
  Compania Sud Americana de Vapores SA
    RegS 7.375%, 12/8/03................  BBB               120      112,950
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (c).........................  BBB               343      291,613
                                                                  ----------
                                                                     404,563
                                                                  ----------
JAPAN--0.6%
  IBJ Preferred Capital Co. LLC 144A
    8.79%, 12/29/49 (c)(e)..............  Ba(d)             910      763,449
  SB Treasury Co. LLC Series A 144A
    9.40%, 12/29/49 (c)(e)..............  BB+               910      879,709
                                                                  ----------
                                                                   1,643,158
                                                                  ----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,976,102).................................    2,714,221
                                                                  ----------

                                                       SHARES
                                                      ---------
COMMON STOCKS--57.4%
BANKS (MAJOR REGIONAL)--2.2%
  Mellon Bank Corp.................................      37,000     1,345,875
  Wells Fargo Co...................................     120,100     5,134,275
                                                                  -----------
                                                                    6,480,150
                                                                  -----------
BANKS (MONEY CENTER)--1.7%
  Bank of America Corp.............................      66,982     4,910,618
                                                                  -----------
BEVERAGES (NON-ALCOHOLIC)--1.4%
  PepsiCo, Inc.....................................     106,600     4,124,087
                                                                  -----------
BIOTECHNOLOGY--0.6%
  Genzyme Corp. (b)................................      38,300     1,857,550
  Genzyme Surgical Products (b)....................       6,856        30,210
                                                                  -----------
                                                                    1,887,760
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.6%
  AT&T Corp.- Liberty Media Group Class A (b)......     168,200     6,181,350
  CBS Corp. (b)....................................      36,800     1,598,500
  Chancellor Media Corp. (b).......................      30,800     1,697,850
  Clear Channel Communications, Inc. (b)...........      16,000     1,103,000
                                                                  -----------
                                                                   10,580,700
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.4%
  General Motors Corp. Class H (b).................      17,000       956,250
  Motorola, Inc....................................      35,000     3,316,250
  Tellabs, Inc. (b)................................      38,400     2,594,400
                                                                  -----------
                                                                    6,866,900
                                                                  -----------
COMPUTERS (HARDWARE)--4.7%
  Dell Computer Corp. (b)..........................      64,900     2,401,300
  International Business Machines Corp.............      67,000     8,659,750
  Sun Microsystems, Inc. (b).......................      39,200     2,699,900
                                                                  -----------
                                                                   13,760,950
                                                                  -----------
COMPUTERS (NETWORKING)--2.1%
  Cisco Systems, Inc. (b)..........................      94,250     6,079,125
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--4.2%
  America Online, Inc. (b).........................      21,000     2,320,500
  Microsoft Corp. (b)..............................      93,600     8,441,550
  Novell, Inc. (b).................................      17,500       463,750
  Yahoo!, Inc. (b).................................       5,200       895,700
                                                                  -----------
                                                                   12,121,500
                                                                  -----------
CONSUMER FINANCE--1.1%
  Capital One Financial Corp.......................      55,500     3,090,656
                                                                  -----------

                                                       SHARES        VALUE
                                                      ---------   -----------
DISTRIBUTORS (FOOD & HEALTH)--0.8%
  Cardinal Health, Inc.............................      36,850   $ 2,363,006
                                                                  -----------
ELECTRICAL EQUIPMENT--1.7%
  General Electric Co..............................      44,300     5,005,900
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--1.9%
  Intel Corp.......................................      91,000     5,414,500
                                                                  -----------
FINANCIAL (DIVERSIFIED)--3.8%
  Citigroup, Inc...................................      97,950     4,652,625
  Freddie Mac......................................      34,100     1,977,800
  Morgan Stanley Dean Witter & Co..................      44,000     4,510,000
                                                                  -----------
                                                                   11,140,425
                                                                  -----------
HEALTH CARE (DIVERSIFIED)--1.9%
  American Home Products Corp......................      27,100     1,558,250
  Bristol-Myers Squibb Co..........................      56,900     4,007,894
                                                                  -----------
                                                                    5,566,144
                                                                  -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.2%
  Pfizer, Inc......................................      30,700     3,369,325
  Schering-Plough Corp.............................      60,100     3,185,300
                                                                  -----------
                                                                    6,554,625
                                                                  -----------
HEALTH CARE (GENERIC AND OTHER)--0.3%
  Mylan Laboratories, Inc..........................      32,600       863,900
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
  Bard (C.R.), Inc.................................      25,000     1,195,312
  Baxter International, Inc........................      35,900     2,176,437
  Becton, Dickinson and Co.........................      17,500       525,000
                                                                  -----------
                                                                    3,896,749
                                                                  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.2%
  Procter & Gamble Co. (The).......................      38,500     3,436,125
                                                                  -----------
INSURANCE (LIFE/HEALTH)--0.3%
  ReliaStar Financial Corp.........................      20,600       901,250
                                                                  -----------
INSURANCE (MULTI-LINE)--1.2%
  American International Group, Inc................      29,800     3,488,463
                                                                  -----------
LODGING-HOTELS--0.6%
  Carnival Corp....................................      38,500     1,867,250
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--1.9%
  Tyco International Ltd...........................      59,300     5,618,675
                                                                  -----------
OIL & GAS (DRILLING & EQUIPMENT)--0.9%
  Halliburton Co...................................      21,900       990,975
  Schlumberger Ltd.................................      14,200       904,363
  Transocean Offshore, Inc.........................      30,000       787,500
                                                                  -----------
                                                                    2,682,838
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)--0.7%
  Conoco, Inc. Class A.............................      68,300     1,903,863
                                                                  -----------
PERSONAL CARE--0.7%
  Gillette Co. (The)...............................      48,500     1,988,500
                                                                  -----------
RETAIL (BUILDING SUPPLIES)--1.2%
  Home Depot, Inc. (The)...........................      52,200     3,363,638
                                                                  -----------
RETAIL (COMPUTERS & ELECTRONICS)--0.5%
  Tandy Corp.......................................      31,000     1,515,125
                                                                  -----------
RETAIL (DEPARTMENT STORES)--0.2%
  Nordstrom, Inc...................................      20,400       683,400
                                                                  -----------
RETAIL (FOOD CHAINS)--1.3%
  Kroger Co. (The) (b).............................      98,540     2,752,961
  Safeway, Inc. (b)................................      22,400     1,108,800
                                                                  -----------
                                                                    3,861,761
                                                                  -----------

                       See Notes to Financial Statements

                        PHOENIX-GOODWIN BALANCED SERIES

                                                       SHARES        VALUE
                                                      ---------   -----------
RETAIL (GENERAL MERCHANDISE)--1.5%
  Wal-Mart Stores, Inc.............................      89,600   $ 4,323,200
                                                                  -----------
RETAIL (SPECIALTY)--0.8%
  Staples, Inc. (b)................................      74,475     2,304,070
                                                                  -----------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  ServiceMaster Co. (The)..........................      39,200       735,000
                                                                  -----------
TELECOMMUNICATIONS (LONG DISTANCE)--3.8%
  AT&T Corp........................................     136,747     7,632,193
  MCI WorldCom, Inc. (b)...........................      41,175     3,551,344
                                                                  -----------
                                                                   11,183,537
                                                                  -----------
TELEPHONE--0.9%
  SBC Communications, Inc..........................      44,400     2,575,200
                                                                  -----------
WASTE MANAGEMENT--1.5%
  Waste Management, Inc............................      80,100     4,305,375
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $121,483,443)...............................   167,444,965
                                                                  -----------
FOREIGN COMMON STOCKS--3.1%
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
  Elan Corp. PLC Sponsored ADR (Ireland) (b).......      64,400     1,787,100
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)--1.6%
  BP Amoco PLC Sponsored ADR
    (United Kingdom)...............................      42,686     4,631,431
                                                                  -----------
                                                       SHARES        VALUE
                                                      ---------   -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.9%
  Vodafone AirTouch PLC Sponsored ADR (United
    Kingdom).......................................      13,700   $ 2,698,900
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $6,712,078).................................     9,117,431
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--97.8%
  (Identified cost $239,841,215)...............................   285,247,671
                                                                  -----------

                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)
                                          ---------   ---------
SHORT-TERM OBLIGATIONS--1.9%
COMMERCIAL PAPER--1.9%
  Koch Industries, Inc. 5.80%, 7/1/99       A-1+      $   5,390      5,390,000
                                                                  ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $5,390,000).................................      5,390,000
                                                                  ------------
TOTAL INVESTMENTS--99.7%
  (Identified cost $245,231,215)...............................    290,637,671(a)
  Cash and receivables, less liabilities--0.3%.................        935,258
                                                                  ------------
NET ASSETS--100.0%.............................................   $291,572,929
                                                                  ------------
                                                                  ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $51,050,705 and gross depreciation of $5,740,701 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $245,327,667.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to a value of $8,478,877 or 2.9% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                        PHOENIX-GOODWIN BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $245,231,215).............................................  $ 290,637,671
Cash........................................................        248,074
Receivables
  Interest and dividends....................................      1,520,475
  Fund shares sold..........................................        122,776
Prepaid expenses............................................          5,654
                                                              -------------
    Total assets............................................    292,534,650
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        399,500
  Fund shares repurchased...................................        321,446
  Investment advisory fee...................................        126,550
  Financial agent fee.......................................         20,080
  Trustees' fee.............................................          5,880
Accrued expenses............................................         88,265
                                                              -------------
    Total liabilities.......................................        961,721
                                                              -------------
NET ASSETS..................................................  $ 291,572,929
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of benefical interest...........  $ 234,835,132
  Undistributed net investment income.......................        314,306
  Accumulated net realized gain.............................     11,017,035
  Net unrealized appreciation...............................     45,406,456
                                                              -------------
NET ASSETS..................................................  $ 291,572,929
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,746,156
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       14.05
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $   3,705,669
  Dividends.................................................        648,105
  Foreign taxes withheld....................................         (5,407)
                                                              -------------
    Total investment income.................................      4,348,367
                                                              -------------
EXPENSES
  Investment advisory fee...................................        769,229
  Financial agent fee.......................................        119,140
  Custodian.................................................         32,364
  Professional..............................................         13,942
  Trustees..................................................          8,428
  Miscellaneous.............................................         55,985
                                                              -------------
    Total expenses..........................................        999,088
                                                              -------------
NET INVESTMENT INCOME.......................................      3,349,279
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     11,204,638
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (2,761,271)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      8,443,367
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  11,792,646
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                        PHOENIX-GOODWIN BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                   6/30/99           YEAR ENDED
                                                                 (UNAUDITED)          12/31/98
                                                              -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  3,349,279        $  6,484,210
  Net realized gain (loss)..................................      11,204,638           1,823,127
  Net change in unrealized appreciation (depreciation)......      (2,761,271)         36,386,238
                                                              -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      11,792,646          44,693,575
                                                              -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (3,279,104)         (6,299,939)
  Net realized gains........................................      (1,969,512)         (9,082,295)
                                                              -----------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (5,248,616)        (15,382,234)
                                                              -----------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,441,277 and 4,750,917
    shares, respectively)...................................      33,930,350          60,237,782
  Net asset value of shares issued from reinvestment of
    distributions
    (376,998 and 1,187,415 shares, respectively)............       5,248,616          15,382,234
  Cost of shares repurchased (2,458,908 and 4,412,737
    shares, respectively)...................................     (34,205,710)        (56,055,533)
                                                              -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       4,973,256          19,564,483
                                                              -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      11,517,286          48,875,824
NEW ASSETS
  Beginning of period.......................................     280,055,643         231,179,819
                                                              -----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $314,306 AND $244,131, RESPECTIVELY)....................    $291,572,929        $280,055,643
                                                              -----------------   -----------------
                                                              -----------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               SIX
                                             MONTHS
                                              ENDED
                                             6/30/99                           YEAR ENDED DECEMBER 31,
                                            (UNAUDITED)     1998          1997          1996          1995          1994
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....    $  13.74      $   12.26     $   12.06     $   12.30     $   10.53     $   11.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........        0.16           0.33          0.38          0.36          0.40(2)       0.38(1)(2)
  Net realized and unrealized gain
    (loss)..............................        0.41           1.94          1.73          0.89          2.02         (0.70)
                                            ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS....        0.57           2.27          2.11          1.25          2.42         (0.32)
                                            ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................       (0.16)         (0.32)        (0.40)        (0.35)        (0.40)        (0.36)
  Dividends from net realized gains.....       (0.10)         (0.47)        (1.51)        (1.14)        (0.25)        (0.10)
                                            ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.................       (0.26)         (0.79)        (1.91)        (1.49)        (0.65)        (0.46)
                                            ---------     ---------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...............        0.31           1.48          0.20         (0.24)         1.77         (0.78)
                                            ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD..........    $  14.05      $   13.74     $   12.26     $   12.06     $   12.30     $   10.53
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------     ---------     ---------
Total return............................        4.20%(5)      19.01%        17.93%        10.56%        23.28%        (2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...    $291,573       $280,056      $231,180      $204,285      $193,302      $161,105
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................        0.71%(4)       0.68%         0.71%         0.68%         0.65%(3)      0.69%
  Net investment income.................        2.37%(4)       2.58%         2.92%         2.93%         3.44%         3.44%
Portfolio turnover rate.................          36%(5)        110%          181%          229%          223%          171%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                         PHOENIX-GOODWIN GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                           SHARES          VALUE
                                                         ----------  -----------------
COMMON STOCKS--92.9%
AIRLINES--0.5%
  Southwest Airlines Co................................     289,000  $       8,995,125
                                                                     -----------------
BANKS (MAJOR REGIONAL)--3.7%
  Mellon Bank Corp.....................................     407,600         14,826,450
  Wells Fargo Co.......................................   1,334,500         57,049,875
                                                                     -----------------
                                                                            71,876,325
                                                                     -----------------
BEVERAGES (NON-ALCOHOLIC)--0.4%
  Coca-Cola Co. (The)..................................     147,050          8,377,983
                                                                     -----------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.4%
  AT&T Corp. - Liberty Media Group Class A (b).........     993,400         36,507,450
  CBS Corp. (b)........................................     408,500         17,744,219
  Clear Channel Communications, Inc. (b)...............     186,800         12,877,525
                                                                     -----------------
                                                                            67,129,194
                                                                     -----------------
CHEMICALS--1.0%
  Du Pont (E.I.) de Nemours & Co.......................     293,000         20,015,562
                                                                     -----------------
CHEMICALS (DIVERSIFIED)--0.4%
  Monsanto Co..........................................     209,450          8,260,184
                                                                     -----------------
COMMUNICATIONS EQUIPMENT--4.8%
  Lucent Technologies, Inc.............................     950,100         64,072,369
  Tellabs, Inc. (b)....................................     451,400         30,497,712
                                                                     -----------------
                                                                            94,570,081
                                                                     -----------------
COMPUTERS (HARDWARE)--4.4%
  Dell Computer Corp. (b)..............................     531,300         19,658,100
  International Business Machines Corp.................     351,400         45,418,450
  Sun Microsystems, Inc. (b)...........................     312,750         21,540,656
                                                                     -----------------
                                                                            86,617,206
                                                                     -----------------
COMPUTERS (NETWORKING)--2.8%
  Cisco Systems, Inc. (b)..............................     852,150         54,963,675
                                                                     -----------------
COMPUTERS (PERIPHERALS)--1.9%
  EMC Corp. (b)........................................     685,650         37,710,750
                                                                     -----------------
COMPUTERS (SOFTWARE & SERVICES)--7.7%
  America Online, Inc. (b).............................     281,600         31,116,800
  BMC Software, Inc. (b)...............................     188,850         10,197,900
  Compuware Corp. (b)..................................     244,900          7,790,881
  Microsoft Corp. (b)..................................   1,035,400         93,380,137
  Yahoo!, Inc. (b).....................................      57,550          9,912,987
                                                                     -----------------
                                                                           152,398,705
                                                                     -----------------
CONSUMER FINANCE--2.4%
  Capital One Financial Corp...........................     646,800         36,018,675
  MBNA Corp............................................     353,000         10,810,625
                                                                     -----------------
                                                                            46,829,300
                                                                     -----------------
DISTRIBUTORS (FOOD & HEALTH)--0.8%
  Cardinal Health, Inc.................................     241,350         15,476,569
                                                                     -----------------
ELECTRICAL EQUIPMENT--2.9%
  General Electric Co..................................     508,750         57,488,750
                                                                     -----------------
ELECTRONICS (SEMICONDUCTORS)--5.8%
  Intel Corp...........................................   1,028,400         61,189,800
  Texas Instruments, Inc...............................     371,450         53,860,250
                                                                     -----------------
                                                                           115,050,050
                                                                     -----------------
ENTERTAINMENT--1.4%
  Time Warner, Inc.....................................     215,000         15,802,500
  Walt Disney Co. (The)................................     376,000         11,585,500
                                                                     -----------------
                                                                            27,388,000
                                                                     -----------------
EQUIPMENT (SEMICONDUCTOR)--0.1%
  Applied Materials, Inc. (b)..........................      16,000          1,182,000
                                                                     -----------------

                                                           SHARES          VALUE
                                                         ----------  -----------------
FINANCIAL (DIVERSIFIED)--6.5%
  American Express Co..................................      73,500  $       9,564,187
  Citigroup, Inc.......................................   1,067,975         50,728,813
  Freddie Mac..........................................     323,950         18,789,100
  Morgan Stanley Dean Witter & Co......................     484,650         49,676,625
                                                                     -----------------
                                                                           128,758,725
                                                                     -----------------
HEALTH CARE (DIVERSIFIED)--1.9%
  Bristol-Myers Squibb Co..............................     246,200         17,341,713
  Warner-Lambert Co....................................     296,000         20,535,000
                                                                     -----------------
                                                                            37,876,713
                                                                     -----------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--5.4%
  Lilly (Eli) & Co.....................................     181,000         12,964,125
  Merck & Co., Inc.....................................     277,250         20,516,500
  Pfizer, Inc..........................................     562,700         61,756,325
  Schering-Plough Corp.................................     205,250         10,878,250
                                                                     -----------------
                                                                           106,115,200
                                                                     -----------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
  Medtronic, Inc.......................................     542,600         42,254,975
                                                                     -----------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.5%
  Colgate-Palmolive Co.................................      90,000          8,887,500
  Procter & Gamble Co. (The)...........................     231,900         20,697,075
                                                                     -----------------
                                                                            29,584,575
                                                                     -----------------
INSURANCE (MULTI-LINE)--2.0%
  American International Group, Inc....................     335,650         39,292,028
                                                                     -----------------
INSURANCE (PROPERTY-CASUALTY)--0.5%
  Progressive Corp. (The)..............................      68,000          9,860,000
                                                                     -----------------
INVESTMENT BANKING/BROKERAGE--1.1%
  Merrill Lynch & Co., Inc.............................     262,550         20,987,591
                                                                     -----------------
LODGING-HOTELS--1.1%
  Carnival Corp........................................     445,900         21,626,150
                                                                     -----------------
MANUFACTURING (DIVERSIFIED)--3.9%
  AlliedSignal, Inc....................................      80,600          5,077,800
  Illinios Tool Works, Inc.............................      74,000          6,068,000
  Minnesota Mining & Manufacturing Co..................      64,000          5,564,000
  Tyco International Ltd...............................     419,600         39,757,100
  United Technologies Corp.............................     294,000         21,076,125
                                                                     -----------------
                                                                            77,543,025
                                                                     -----------------
PERSONAL CARE--0.9%
  Avon Products, Inc...................................     190,000         10,545,000
  Gillette Co. (The)...................................     183,150          7,509,150
                                                                     -----------------
                                                                            18,054,150
                                                                     -----------------
RAILROADS--0.3%
  Kansas City Southern Industries, Inc.................     100,000          6,381,250
                                                                     -----------------
RESTAURANTS--0.5%
  McDonald's Corp......................................     247,000         10,204,188
                                                                     -----------------
RETAIL (BUILDING SUPPLIES)--2.9%
  Home Depot, Inc. (The)...............................     598,700         38,578,731
  Lowe's Companies, Inc................................     338,450         19,185,884
                                                                     -----------------
                                                                            57,764,615
                                                                     -----------------
RETAIL (DEPARTMENT STORES)--0.6%
  Kohl's Corp. (b).....................................     142,250         10,979,922
                                                                     -----------------
RETAIL (DRUG STORES)--1.2%
  Walgreen Co..........................................     798,000         23,441,250
                                                                     -----------------
RETAIL (GENERAL MERCHANDISE)--4.2%
  Costco Companies, Inc. (b)...........................     127,500         10,207,969
  Dayton Hudson Corp...................................     288,100         18,726,500
  Wal-Mart Stores, Inc.................................   1,110,200         53,567,150
                                                                     -----------------
                                                                            82,501,619
                                                                     -----------------

                       See Notes to Financial Statements

                         PHOENIX-GOODWIN GROWTH SERIES

                                                           SHARES          VALUE
                                                         ----------  -----------------
RETAIL (SPECIALTY)--1.4%
  Staples, Inc. (b)....................................     856,825  $      26,508,023
                                                                     -----------------
RETAIL (SPECIALTY-APPAREL)--0.6%
  Gap, Inc. (The)......................................     225,000         11,334,375
                                                                     -----------------
SERVICES (ADVERTISING/MARKETING)--1.2%
  Interpublic Group of Companies, Inc. (The)...........     269,700         23,362,763
                                                                     -----------------
SERVICES (COMMERCIAL & CONSUMER)--1.0%
  Cendant Corp. (b)....................................     990,000         20,295,000
                                                                     -----------------
SERVICES (COMPUTER SYSTEMS)--0.5%
  Electronic Data Systems Corp.........................     166,000          9,389,375
                                                                     -----------------
SERVICES (DATA PROCESSING)--0.3%
  Automatic Data Processing, Inc.......................     138,000          6,072,000
                                                                     -----------------
TELECOMMUNICATIONS (LONG DISTANCE)--6.9%
  AT&T Corp............................................     650,653         36,314,570
  MCI WorldCom, Inc. (b)...............................   1,162,794        100,290,983
                                                                     -----------------
                                                                           136,605,553
                                                                     -----------------
TOTAL COMMON STOCKS
  (Identified cost $1,383,187,711).................................      1,831,122,524
                                                                     -----------------
TOTAL LONG-TERM INVESTMENTS--92.9%
  (Identified cost $1,383,187,711).................................      1,831,122,524
                                                                     -----------------

                                               STANDARD     PAR
                                               & POOR'S    VALUE
                                                RATING     (000)
                                               --------  ----------
MEDIUM-TERM NOTES--0.1%
  Associates Corp. NA 9.125%, 4/1/00.........  A-1+      $    1,000          1,026,674
                                                                     -----------------
TOTAL MEDIUM-TERM NOTES
  (Identified cost $1,030,934).....................................          1,026,674
                                                                     -----------------
SHORT-TERM OBLIGATIONS--7.7%
COMMERCIAL PAPER--7.5%
  Exxon Imperial Funding U.S., Inc. 5.70%,
    7/1/99...................................  A-1+          25,000         25,000,000
  Koch Industries, Inc. 5.80%, 7/1/99........  A-1+           4,370          4,370,000
  Lexington Parker Capital Co. LLC 5.50%,
    7/1/99...................................  A-1              375            375,000

                                               STANDARD     PAR
                                               & POOR'S    VALUE
                                                RATING     (000)           VALUE
                                               --------  ----------  -----------------
COMMERCIAL PAPER--CONTINUED
  Exxon Imperial Funding U.S., Inc. 5.40%,
    7/2/99...................................  A-1+      $    3,115  $       3,114,533
  General Electric Capital Corp. 5.20%,
    7/8/99...................................  A-1+           5,555          5,549,383
  Donnelley (R.R.) & Sons & Co. 5.13%,
    7/9/99...................................  A-1           11,390         11,377,015
  Greenwich Funding Corp. 4.90%, 7/9/99......  A-1+           2,600          2,597,169
  Kimberly-Clark Corp. 5.02%, 7/12/99........  A-1+           9,655          9,640,190
  General Electric Capital Corp. 5%,
    7/14/99..................................  A-1+           5,135          5,125,729
  General Electric Capital Corp. 5.03%,
    7/15/99..................................  A-1+          14,010         13,982,595
  Ford Motor Credit Co. 4.89%, 7/19/99.......  A-1            5,000          4,987,775
  Kimberly-Clark Corp. 4.99%, 7/19/99........  A-1+          10,185         10,159,588
  General Electric Capital Corp. 4.90%,
    7/22/99..................................  A-1+           5,200          5,185,137
  Warner-Lambert Co. 5.17%, 7/22/99..........  A-1+           4,500          4,486,429
  Albertson's, Inc. 5.03%, 7/27/99...........  A-1           15,000         14,945,508
  Ameritech Capital Funding Corp. 5.08%,
    7/27/99..................................  A-1+          12,000         11,955,973
  Private Export Funding Corp. 4.85%,
    7/28/99..................................  A-1+           3,481          3,466,228
  Albertson's, Inc. 5.04%, 7/29/99...........  A-1            2,000          1,992,160
  Private Export Funding Corp. 4.86%,
    7/30/99..................................  A-1+           2,500          2,489,897
  Receivables Capital Corp. 5.07%, 8/20/99...  A-1+           2,814          2,795,278
  BellSouth Telecommunications, Inc. 5.17%,
    8/27/99..................................  A-1+           2,435          2,415,068
  Preferred Receivables Funding Corp. 5.28%,
    9/24/99..................................  A-1            2,865          2,828,443
                                                                     -----------------
                                                                           148,839,098
                                                                     -----------------
FEDERAL AGENCY SECURITIES--0.2%
  Fannie Mae 4.87%, 8/24/99..................                 3,399          3,373,756
                                                                     -----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $152,212,854)...................................        152,212,854
                                                                     -----------------
TOTAL INVESTMENTS--100.7%
  (Identified cost $1,536,431,499).................................      1,984,362,052(a)
  Cash and receivables, less liabilities--(0.7%)...................        (14,153,159)
                                                                     -----------------
NET ASSETS--100.0%.................................................  $   1,970,208,893
                                                                     -----------------
                                                                     -----------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $466,361,558 and gross depreciation of $20,507,268 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $1,538,507,762.
(b)  Non-income producing.

                       See Notes to Financial Statements

                         PHOENIX-GOODWIN GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $1,536,431,499)...........................................  $ 1,984,362,052
Cash........................................................            1,119
Receivables
  Investment securities sold................................       27,753,742
  Fund shares sold..........................................          715,041
  Dividends and interest....................................          677,252
Prepaid expenses............................................           36,887
                                                              ---------------
    Total assets............................................    2,013,546,093
                                                              ---------------
LIABILITIES
Payables
  Investment securities purchased...........................       38,553,342
  Fund shares repurchased...................................        3,552,407
  Investment advisory fee...................................          958,745
  Financial agent fee.......................................           44,159
  Trustees' fee.............................................            5,880
Accrued expenses............................................          222,667
                                                              ---------------
    Total liabilities.......................................       43,337,200
                                                              ---------------
NET ASSETS..................................................  $ 1,970,208,893
                                                              ---------------
                                                              ---------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 1,321,135,961
  Undistributed net investment income.......................        1,013,265
  Accumulated net realized gain.............................      200,129,114
  Net unrealized appreciation...............................      447,930,553
                                                              ---------------
NET ASSETS..................................................  $ 1,970,208,893
                                                              ---------------
                                                              ---------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       77,956,799
                                                              ---------------
                                                              ---------------
Net asset value and offering price per share................  $         25.27
                                                                      -------
                                                                      -------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $   6,294,361
  Interest..................................................      2,244,356
  Foreign taxes withheld....................................        (31,899)
                                                              -------------
    Total investment income.................................      8,506,818
                                                              -------------
EXPENSES
  Investment advisory fee...................................      5,856,598
  Financial agent fee.......................................        263,584
  Custodian.................................................        144,136
  Printing..................................................        112,375
  Professional..............................................         40,063
  Trustees..................................................          8,428
  Miscellaneous.............................................         31,310
                                                              -------------
    Total expenses..........................................      6,456,494
                                                              -------------
NET INVESTMENT INCOME.......................................      2,050,324
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................    198,442,938
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (67,756,227)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................    130,686,711
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 132,737,035
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                         PHOENIX-GOODWIN GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS
                                                                                           ENDED
                                                                                          6/30/99         YEAR ENDED
                                                                                        (UNAUDITED)        12/31/98
                                                                                       --------------   ---------------
FROM OPERATIONS
  Net investment income (loss).......................................................  $    2,050,324   $    2,502,083
  Net realized gain (loss)...........................................................     198,442,938       45,867,063
  Net change in unrealized appreciation (depreciation)...............................     (67,756,227)     390,908,702
                                                                                       --------------   ---------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................     132,737,035      439,277,848
                                                                                       --------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............................................................      (2,322,260)      (2,092,243)
  Net realized gains.................................................................     (25,723,528)     (67,564,709)
                                                                                       --------------   ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..........................     (28,045,788)     (69,656,952)
                                                                                       --------------   ---------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (6,462,141 and 14,661,827 shares, respectively)......     158,226,030      306,260,617
  Net asset value of shares issued from reinvestment of distributions (1,125,498 and
    3,143,060 shares, respectively)..................................................      28,045,788       69,656,952
  Cost of shares repurchased (8,040,561 and 17,964,177 shares, respectively).........    (197,050,473)    (374,810,017)
                                                                                       --------------   ---------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS..........................     (10,778,655)       1,107,552
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS.........................................................      93,912,592      370,728,448
NET ASSETS
  Beginning of period................................................................   1,876,296,301    1,505,567,853
                                                                                       --------------   ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $1,013,265
    AND $1,285,201, RESPECTIVELY)....................................................  $1,970,208,893   $1,876,296,301
                                                                                       --------------   ---------------
                                                                                       --------------   ---------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      SIX MONTHS
                                         ENDED
                                        6/30/99                            YEAR ENDED DECEMBER 31,
                                      (UNAUDITED)       1998          1997          1996          1995          1994
                                      -----------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $  23.93       $   19.16     $   18.89     $   18.13     $   15.69     $   16.59
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......       0.03            0.03          0.13          0.19          0.20          0.23(1)(3)
  Net realized and unrealized gain
    (loss)..........................       1.67            5.65          3.70          2.10          4.60          0.02
                                      -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       1.70            5.68          3.83          2.29          4.80          0.25
                                      -----------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................      (0.03)          (0.03)        (0.13)        (0.18)        (0.17)        (0.23)
  Dividends from net realized
    gains...........................      (0.33)          (0.88)        (3.43)        (1.35)        (2.19)        (0.92)
                                      -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............      (0.36)          (0.91)        (3.56)        (1.53)        (2.36)        (1.15)
                                      -----------     ---------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........       1.34            4.77          0.27          0.76          2.44         (0.90)
                                      -----------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $  25.27       $   23.93     $   19.16     $   18.89     $   18.13     $   15.69
                                      -----------     ---------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------     ---------

Total return........................       7.21%(5)       30.01%        21.07%        12.58%        30.85%         1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................  $1,970,209      $1,876,296    $1,505,568    $1,235,395     $985,389      $616,221
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................       0.68%(4)        0.69%         0.74%         0.72%         0.75%(2)      0.80%
  Net investment income.............       0.22%(4)        0.15%         0.64%         1.03%         1.12%         1.38%
Portfolio turnover rate.............         71%(5)         102%          284%          167%          173%          185%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

 FACE
 VALUE                                                    INTEREST    RESET
 (000)                      DESCRIPTION                     RATE       DATE       VALUE
- -------    ---------------------------------------------  --------   --------  ------------
FEDERAL AGENCY SECURITIES--VARIABLE(B)--13.2%
$ 2,500    FFCB (final maturity 6/1/00).................    4.98%      7/1/99  $  2,500,000
  4,500    FFCB (final maturity 7/24/00)................    5.04       7/1/99     4,500,000
  1,770    FHLB (final maturity 7/15/99)................    5.54      7/15/99     1,770,385
  3,500    FNMA (final maturity 9/17/99)................    4.98      9/17/99     3,499,551
    214    SBA (final maturity 1/25/21).................    5.25       7/1/99       214,231
    238    SBA (final maturity 5/25/21).................    5.25       7/7/99       238,066
  1,753    SBA (final maturity 10/25/22)................    5.25       7/1/99     1,752,067
  2,184    SBA (final maturity 2/25/23).................    5.25       7/1/99     2,183,976
  1,864    SBA (final maturity 2/25/23).................    5.25       7/1/99     1,864,320
  2,922    SBA (final maturity 9/25/23).................    5.13       7/1/99     2,919,287
  2,481    SBA (final maturity 3/25/24).................    5.13       7/1/99     2,479,381
    642    SLMA (final maturity 8/19/99)................    5.32       7/7/99       642,000
  2,500    SLMA (final maturity 11/18/99)...............    5.17       7/7/99     2,500,000
                                                                               ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE....................................    27,063,264
                                                                               ------------

  PAR                                              STANDARD
 VALUE                                             & POOR'S             MATURITY
 (000)                  DESCRIPTION                 RATING                DATE
- -------    -------------------------------------  -----------           --------
COMMERCIAL PAPER--71.7%
  8,635    Cargill, Inc.........................  A-1+         5.90      7/1/99      8,635,000
  5,440    Pitney Bowes, Inc....................  A-1+         5.87      7/1/99      5,440,000
  2,125    Exxon Imperial Funding U.S., Inc.....  A-1+         5.40      7/2/99      2,124,680
  3,811    Lexington Parker Capital Co. LLC.....  A-1          5.60      7/2/99      3,810,407
  2,500    SBC Communications, Inc..............  A-1+         5.30      7/7/99      2,497,792
  2,500    Greenwich Funding Corp...............  A-1+         4.90      7/8/99      2,497,618
  3,472    Greenwich Funding Corp...............  A-1+         5.15      7/8/99      3,468,523
  2,500    Receivables Capital Corp.............  A-1+         4.87      7/8/99      2,497,633
  1,595    Donnelley (R.R.) & Sons Co...........  A-1          5.13      7/9/99      1,593,182
  2,130    Enterprise Funding Corp..............  A-1          4.95      7/9/99      2,127,657
  3,500    Ford Motor Credit Co.................  A-1+         4.84      7/9/99      3,496,236
  4,953    Albertson's, Inc.....................  A-1          5.01     7/12/99      4,945,418
  3,500    Kimberly-Clark Corp..................  A-1+         5.02     7/12/99      3,494,631
  3,400    Private Export Funding Corp..........  A-1+         4.80     7/12/99      3,395,013
  3,000    BellSouth Telecommunications, Inc....  A-1+         4.90     7/13/99      2,995,100
  2,500    Donnelly (R.R.) & Sons Co............  A-1          5.28     7/13/99      2,495,600
  2,500    General Electric Capital Corp........  A-1+         5.00     7/14/99      2,495,486
  2,200    Albertson's, Inc.....................  A-1          5.30     7/15/99      2,195,466
  2,500    Greenwich Funding Corp...............  A-1+         5.05     7/15/99      2,495,090
  1,538    Kimberly-Clark Corp..................  A-1+         5.05     7/15/99      1,534,980
  3,500    Coca-Cola Co.........................  A-1+         5.05     7/16/99      3,492,635
  2,348    AlliedSignal, Inc....................  A-1          4.85     7/19/99      2,342,307
  3,500    Kimberly-Clark Corp..................  A-1+         4.99     7/19/99      3,491,267
    690    Shell Oil Co.........................  A-1+         5.05     7/19/99        688,258
  4,470    Ford Motor Credit Co.................  A-1+         4.89     7/20/99      4,458,464
  2,100    Coca-Cola Co.........................  A-1+         5.10     7/21/99      2,094,050
  3,000    Lexington Parker Capital Co. LLC.....  A-1          5.05     7/21/99      2,991,583
  2,500    Warner-Lambert Co....................  A-1+         5.17     7/22/99      2,492,460
  2,810    BellSouth Telecommunications, Inc....  A-1+         5.17     7/23/99      2,801,122
  3,500    Ameritech Corp.......................  A-1+         5.08     7/27/99      3,487,159
    530    Schering-Plough Corp.................  A-1+         5.23     7/27/99        527,998
  3,000    Bavaria Universal Funding Corp.......  A-1+         5.22     7/28/99      2,988,255
           Private Export Funding Corp. 4.85%,
  3,500    7/28/99..............................  A-1+         4.85     7/28/99      3,487,269
  3,000    Albertson's, Inc.....................  A-1          5.04     7/29/99      2,988,240
  2,445    Heinz (H.J.) Co......................  A-1          4.90     7/30/99      2,435,349
           Private Export Funding Corp. 4.86%,
  2,500    7/30/99..............................  A-1+         4.86     7/30/99      2,490,213
  3,982    Receivables Capital Corp.............  A-1+         5.06     8/13/99      3,957,933
  1,835    Lexington Parker Capital Co. LLC.....  A-1          4.90     8/20/99      1,822,512
  2,500    Receivables Capital Corp.............  A-1+         5.07     8/20/99      2,482,396
  1,000    Enterprise Funding Corp..............  A-1+         4.84     8/26/99        992,471
  3,500    Enterprise Funding Corp..............  A-1+         5.25     8/26/99      3,471,417
  3,500    BellSouth Telecommunications, Inc....  A-1+         5.17     8/27/99      3,471,350
  3,500    Exxon Imperial Funding U.S., Inc.....  A-1+         5.15     8/30/99      3,469,958
  1,624    Lexington Parker Capital Co. LLC.....  A-1          4.87      9/3/99      1,609,940

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

  PAR                                              STANDARD
 VALUE                                             & POOR'S    INTEREST MATURITY
 (000)                  DESCRIPTION                 RATING      RATE      DATE       VALUE
- -------    -------------------------------------  -----------  ------   --------  ------------
COMMERCIAL PAPER--CONTINUED
$   500    Beta Finance, Inc....................  A-1+         4.83%     9/8/99   $    495,371
  2,500    American Home Products Corp..........  A-1          5.10     9/13/99      2,473,792
           Preferred Receivables Funding
  2,500    Corp.................................  A-1          4.85     9/13/99      2,475,076
           Preferred Receivables Funding
  2,500    Corp.................................  A-1          4.87     9/13/99      2,474,974
  1,261    Enterprise Funding Corp..............  A-1          4.87     9/17/99      1,247,694
           Preferred Receivables Funding
  3,500    Corp.................................  A-1          5.28     9/24/99      3,456,367
  3,000    General Electric Capital Corp........  A-1+         4.94      2/4/00      2,910,257
  2,500    Campbell Soup Co.....................  A-1+         4.85     4/13/00      2,403,337
                                                                                  ------------
TOTAL COMMERCIAL PAPER..........................................................   146,706,986
                                                                                  ------------
MEDIUM-TERM NOTES(C)--5.7%
           Associates Corporation of North
  1,000    America..............................  AA-          6.68     9/17/99      1,003,242
           Associates Corporation of North
    600    America..............................  AA-          6.75     10/15/99       603,087
  2,500    Beta Finance, Inc....................  AAA          5.35      3/9/00      2,500,000
           Associates Corporation of North
  2,500    America..............................  AA-          4.81     3/20/00      2,498,829
           Associates Corporation of North
  2,500    America..............................  AA-          9.13      4/1/00      2,570,870
  2,500    Dupont (E.I.) de Nemours & Co........  AA-          5.08      4/3/00      2,498,695
                                                                                  ------------
TOTAL MEDIUM-TERM NOTES.........................................................    11,674,723
                                                                                  ------------
CERTIFICATES OF DEPOSIT(C)--9.8%
  2,500    Canadian Imperial Holdings, Inc......  AA-          6.48     1/24/00      2,520,042
  2,500    Deutsche Bank Financial, Inc.........  AA           4.97      2/2/00      2,498,074
  2,500    Canadian Imperial Holdings, Inc......  AA-          5.01      2/7/00      2,499,708
  2,500    Deutsche Bank Financial, Inc.........  AA           5.10     2/17/00      2,499,543
  2,500    Canadian Imperial Holdings, Inc......  AA-          5.12     2/23/00      2,499,374
    450    Canadian Imperial Holdings, Inc......  AA-          5.27      3/3/00        448,902
  3,000    Deutsche Bank Financial, Inc.........  AA           5.19     3/13/00      2,999,083
  3,500    ABN AMRO Bank (b)....................  AA           4.88     4/20/00      3,498,337
    550    Deutsche Bank Financial, Inc.........  AA           5.25     5/18/00        547,755
                                                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT...................................................    20,010,818
                                                                                  ------------
TOTAL INVESTMENTS--100.4%
  (Identified cost $205,455,791)................................................   205,455,791(a)
  Cash and receivables, less liabilities--(0.4%)................................      (830,974)
                                                                                  ------------
NET ASSETS--100.0%..............................................................  $204,624,817
                                                                                  ------------
                                                                                  ------------

(a) Federal Income Tax Information: At June 30, 1999, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.
(c) The interest rate shown is the coupon rate.

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $205,455,791).............................................  $ 205,455,791
Cash........................................................          5,111
Receivables
  Fund shares sold..........................................        744,015
  Interest..................................................        716,661
Prepaid expenses............................................          3,880
                                                              -------------
    Total assets............................................    206,925,458
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................      2,158,479
  Investment advisory fee...................................         88,534
  Financial agent fee.......................................         16,135
  Trustees' fee.............................................          7,369
Accrued expenses............................................         30,124
                                                              -------------
    Total liabilities.......................................      2,300,641
                                                              -------------
NET ASSETS..................................................  $ 204,624,817
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 204,624,817
                                                              -------------
NET ASSETS..................................................  $ 204,624,817
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,462,504
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       10.00
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $   4,980,228
                                                              -------------
    Total investment income.................................      4,980,228
                                                              -------------
EXPENSES
  Investment advisory fee...................................        394,119
  Financial agent fee.......................................         98,235
  Custodian.................................................         16,080
  Printing..................................................         16,163
  Professional..............................................         15,961
  Trustees..................................................          9,917
  Miscellaneous.............................................          4,224
                                                              -------------
    Total expenses..........................................        554,699
    Less expense borne by investment adviser................        (13,786)
                                                              -------------
    Net expenses............................................        540,913
                                                              -------------
NET INVESTMENT INCOME.......................................      4,439,315
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   4,439,315
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                  6/30/99            YEAR ENDED
                                                                                (UNAUDITED)           12/31/98
                                                                             -----------------   ------------------
FROM OPERATIONS
  Net investment income (loss).............................................  $      4,439,315    $       7,055,194
                                                                             -----------------   ------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........         4,439,315            7,055,194
                                                                             -----------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income....................................................        (4,439,315)          (7,055,197)
                                                                             -----------------   ------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................        (4,439,315)          (7,055,197)
                                                                             -----------------   ------------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (25,229,342 and 47,209,211 shares,
    respectively)..........................................................       252,293,420          472,092,185
  Net asset value of shares issued from reinvestment of distributions
    (443,931 and 705,519 shares, respectively).............................         4,439,315            7,055,197
  Cost of shares repurchased (24,891,913 and 40,894,255 shares,
    respectively)..........................................................      (248,919,139)        (408,942,852)
                                                                             -----------------   ------------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS............         7,813,596           70,204,530
                                                                             -----------------   ------------------
  NET INCREASE (DECREASE) IN NET ASSETS....................................         7,813,596           70,204,527
NET ASSETS
  Beginning of period......................................................       196,811,221          126,606,694
                                                                             -----------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0
    AND $3, RESPECTIVELY)..................................................  $    204,624,817    $     196,811,221
                                                                             -----------------   ------------------
                                                                             -----------------   ------------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                       SIX MONTHS
                                         ENDED
                                        6/30/99                              YEAR ENDED DECEMBER 31,
                                      (UNAUDITED)           1998        1997        1996        1995            1994
                                     --------------       ---------   ---------   ---------   ---------       ---------
Net asset value, beginning of
  period...........................       $  10.00        $   10.00   $   10.00   $   10.00   $   10.00       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....           0.22(1)          0.50        0.50        0.50        0.56            0.38(1)
                                           -------        ---------   ---------   ---------   ---------       ---------
    TOTAL FROM INVESTMENT
      OPERATIONS...................           0.22             0.50        0.50        0.50        0.56            0.38
                                           -------        ---------   ---------   ---------   ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................          (0.22)           (0.50)      (0.50)      (0.50)      (0.56)          (0.38)
                                           -------        ---------   ---------   ---------   ---------       ---------
    TOTAL DISTRIBUTIONS............          (0.22)           (0.50)      (0.50)      (0.50)      (0.56)          (0.38)
                                           -------        ---------   ---------   ---------   ---------       ---------
NET ASSET VALUE, END OF PERIOD.....       $  10.00        $   10.00   $   10.00   $   10.00   $   10.00       $   10.00
                                           -------        ---------   ---------   ---------   ---------       ---------
                                           -------        ---------   ---------   ---------   ---------       ---------

Total return.......................           2.26%(4)         5.09%       4.99%       4.98%       5.55%           3.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................       $204,625         $196,811    $126,607    $131,361    $102,943         $94,586
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses...............           0.55%(3)         0.55%       0.55%       0.55%       0.53%(2)        0.55%
  Net investment income............           4.50%(3)         4.99%       5.07%       4.89%       5.57%           3.85%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.003 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Annualized.
(4) Not annualized.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                          PAR
                                               MOODY'S   VALUE
                                               RATING    (000)        VALUE
                                               -------  -------  ---------------
U.S. GOVERNMENT SECURITIES--5.0%
U.S. TREASURY BONDS--2.6%
  U.S. Treasury Bonds 5.25%, 2/15/29.........  Aaa      $ 5,250  $     4,710,613
                                                                 ---------------
U.S. TREASURY NOTES--2.4%
  U.S. Treasury Notes 5.50%, 5/15/09.........  Aaa        4,350        4,256,274
                                                                 ---------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $8,963,755).................................        8,966,887
                                                                 ---------------
AGENCY MORTGAGE-BACKED SECURITIES--0.7%
  GNMA 8%, 9/15/06...........................  Aaa            5            5,226
  GNMA 8%, 10/15/06..........................  Aaa          112          116,399
  GNMA 6.50%, '23-'26........................  Aaa        1,180        1,142,308
                                                                 ---------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,283,877).................................        1,263,933
                                                                 ---------------
MUNICIPAL BONDS--12.3%
CALIFORNIA--2.4%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29..................................  Aaa        1,750        1,585,937
  Orange County Pension Obligation Revenue
    Taxable Series A 7.67%, 9/1/09...........  Aaa        2,620        2,777,200
                                                                 ---------------
                                                                       4,363,137
                                                                 ---------------
CONNECTICUT--1.7%
  Mashantucket Western Pequot Tribe Revenue
    Taxable Series A 144A 6.91%, 9/1/12 (b)..  Aaa        1,100        1,075,250
  Mashantucket Western Pequot Tribe Revenue
    Taxable Series A 144A 6.57%, 9/1/13 (b)..  Aaa        2,140        2,024,975
                                                                 ---------------
                                                                       3,100,225
                                                                 ---------------
FLORIDA--2.4%
  Palm Beach County Solid Waste Industrial
    Development Project B Revenue Taxable
    10.50%, 1/1/11 (e)(f)....................  NR         1,500          750,000
  Tampa Solid Waste System Revenue Taxable
    Series A 6.46%, 10/1/09..................  Aaa        2,250        2,185,312
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20...........  Aaa        1,310        1,331,288
                                                                 ---------------
                                                                       4,266,600
                                                                 ---------------
ILLINOIS--2.4%
  Illinois Educational Facilities
    Authority-Loyola University Revenue
    Taxable Series A 7.84%, 7/1/24...........  Aaa        1,600        1,650,000
  Illinois Educational Facilities
    Authority-Loyola University Revenue
    Taxable Series C 7.12%, 7/1/11...........  Aaa        1,330        1,351,613
  Illinois Educational Facilities
    Authority-Loyola University Revenue
    Series A 5.70%, 7/1/24...................  Aaa        1,200        1,228,500
                                                                 ---------------
                                                                       4,230,113
                                                                 ---------------
MASSACHUSETTS--0.8%
  Massachusetts Port Authority Revenue
    Taxable Series C 6.35%, 7/1/06...........  Aa         1,500        1,470,000
                                                                 ---------------
PENNSYLVANIA--1.8%
  Philadelphia Authority For Industrial
    Development Pension Funding Retirement
    Systems Revenue Taxable 6.35%, 4/15/28
    .........................................  Aaa        1,500        1,316,250

                                                          PAR
                                               MOODY'S   VALUE
                                               RATING    (000)        VALUE
                                               -------  -------  ---------------
PENNSYLVANIA--CONTINUED

  Pittsburgh Pension General Obligation
    Taxable Series B 6.35%, 3/1/13...........  Aaa      $ 2,000  $     1,902,500
                                                                 ---------------
                                                                       3,218,750
                                                                 ---------------
TEXAS--0.8%
  Texas State University System Revenue
    6.16%, 3/15/06...........................  Aaa        1,495        1,453,888
                                                                 ---------------
TOTAL MUNICIPAL BONDS
  (Identified cost $23,233,843)................................       22,102,713
                                                                 ---------------
ASSET-BACKED SECURITIES--8.0%
  ContiMortgage Home Equity Loan Trust 98-1,
    B 7.86%, 4/15/29.........................  Baa        4,000        3,784,375
  Continental Airlines, Inc. Series 97-2D
    7.522%, 6/30/01..........................  Ba         1,398        1,394,357
  Green Tree Financial Corp. 94-1, B2 7.85%,
    4/15/19..................................  Baa        3,000        2,848,590
  Green Tree Financial Corp. 97-4, M1 7.22%,
    2/15/29..................................  Aa         2,500        2,472,657
  IMC Home Equity Loan Trust 98-1, B 7.87%
    6/20/29..................................  Baa        2,000        1,862,188
  Team Fleet Financing Corp. 96-1, B 144A
    7.10%, 12/15/02 (b)......................  BBB(c)     1,975        1,945,066
                                                                 ---------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $15,028,863)................................       14,307,233
                                                                 ---------------
CORPORATE BONDS--17.0%
AIRLINES--1.0%
  US Airways, Inc. Series 98-1 Class A 6.85%,
    1/30/18..................................  A          1,860        1,746,075
                                                                 ---------------
AUTOMOBILES--1.4%
  Titan Tire Corp. 7%, 2/11/00...............  NR         2,500        2,481,250
                                                                 ---------------
BANKS (MAJOR REGIONAL)--1.3%
  BNP U.S. Funding LLC Series A 144A, 7.738%,
    12/31/49 (b)(d)..........................  A          2,500        2,347,057
                                                                 ---------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.2%
  Poland Communications, Inc. Series B
    9.875%, 11/1/03..........................  B          2,200        2,211,000
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--0.6%
  Metromedia Fiber Network, Inc. 10%,
    11/15/08.................................  B          1,140        1,174,200
                                                                 ---------------
COMPUTERS (SOFTWARE & SERVICES)--1.0%
  ICG Holdings, Inc. 0%, 9/15/05 (d).........  NR         1,150        1,035,000
  PSINet, Inc. 11.50%, 11/1/08...............  B            740          777,000
                                                                 ---------------
                                                                       1,812,000
                                                                 ---------------
ENTERTAINMENT--1.1%
  SFX Entertainment, Inc. 9.125%, 12/1/08....  B          2,000        1,960,000
                                                                 ---------------
HOMEBUILDING--1.0%
  Lennar Corp. 7.625%, 3/1/09................  Ba         2,000        1,887,500
                                                                 ---------------
INSURANCE (MULTI-LINE)--0.8%
  Willis Corroon Corp. 144A 9%, 2/1/09 (b)...  Ba         1,500        1,455,000
                                                                 ---------------
LEISURE TIME (PRODUCTS)--1.0%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07.........................  B          1,900        1,843,000
                                                                 ---------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.0%
  Benton Oil & Gas Co. 11.625%, 5/1/03.......  B          1,000          720,000
  Benton Oil & Gas Co. 9.375%, 11/1/07.......  B          1,500        1,108,125
                                                                 ---------------
                                                                       1,828,125
                                                                 ---------------

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                          PAR
                                               MOODY'S   VALUE
                                               RATING    (000)        VALUE
                                               -------  -------  ---------------
PAPER & FOREST PRODUCTS--0.9%
  S.D. Warren Co. PIK 14%, 12/15/06..........  NR       $ 1,390  $     1,585,169
                                                                 ---------------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  ARA Services, Inc. 10.625%, 8/1/00.........  Baa           54           56,565
  Fisher Scientific International, Inc. 9%,
    2/1/08...................................  B          1,000          950,000
                                                                 ---------------
                                                                       1,006,565
                                                                 ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.2%
  EchoStar DBS Corp. 144A 9.375%, 2/1/09
    (b)......................................  B          2,000        2,045,000
  Interamericas Communications Corp. 14%,
    10/27/07.................................  NR         1,830        1,253,550
  RCN Corp. Series B 0%, 2/15/08 (d).........  B          1,000          635,000
                                                                 ---------------
                                                                       3,933,550
                                                                 ---------------
TELEPHONE--0.4%
  Pathnet, Inc. 12.25%, 4/15/08..............  NR         1,175          681,500
                                                                 ---------------
TEXTILES (APPAREL)--1.4%
  Collins & Aikman Corp. 11.50%, 4/15/06.....  B          2,390        2,437,800
                                                                 ---------------
TRUCKERS--0.1%
  Hvide Marine, Inc. 8.375%, 2/15/08.........  Caa          300          138,000
                                                                 ---------------
TOTAL CORPORATE BONDS
  (Identified cost $32,513,127)................................       30,527,791
                                                                 ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--20.8%
  CS First Boston Mortgage Securities Corp.
    144A 7.077%, 2/20/07 (b).................  A(c)       2,000        1,925,625
  CS First Boston Mortgage Securities Corp.
    97-1R, 1M4 144A 7.251%, 2/28/22 (b)......  Baa        2,579        2,492,258
  Commercial Mortgage Asset Trust 99-C1 D
    7.35%, 10/17/13..........................  Baa        1,750        1,565,891
  DLJ Mortgage Acceptance Corp. 97-CF2, B2
    144A 7.14%, 11/15/08 (b).................  Baa        2,200        2,002,000
  First Chicago/Lennar Trust 97-CHL1, D 144A
    8.055%, 5/29/08 (b)......................  BB(c)      2,000        1,651,875
  First Union - Lehman Brothers - Bank of
    America 98-C2, A2 6.56%, 11/18/08........  Aaa        3,000        2,924,139
  G.E. Capital Mortgage Services, Inc. 96-8,
    2A5 7.50%, 5/25/26.......................  AAA(c)     1,184        1,186,593
  General Growth Properties Series 1, A2 144A
    6.602%, 11/15/07 (b).....................  Aaa        2,000        1,960,760
  IMPAC CMB Trust 98-2, M3 7.25%, 4/25/28....  A(c)         723          723,260
  LB Commercial Conduit Mortgage Trust 98-C4,
    A1B 6.21%, 10/15/08......................  Aaa        2,250        2,140,416
  Merrill Lynch Mortgage Investors, Inc.
    96-C2, C 6.96%, 11/21/28.................  A(c)       3,607        3,566,421
  Morgan Stanley Capital I 98-WF2, C 6.77%,
    6/15/08..................................  A(c)       1,700        1,657,500
  Nationslink Funding Corp. 99-1, A2 6.316%,
    11/20/08.................................  Aaa        2,100        2,011,742
  Norwest Asset Securities Corp. 99-5, B3
    6.25%, 3/25/14...........................  BBB(c)     1,554        1,405,615
  Norwest Asset Securities Corp. 99-10, B1
    6.25%, 4/25/14...........................  AA(c)      1,708        1,625,656
  Norwest Asset Securities Corp. 99-10, B3
    6.25%, 4/25/14...........................  BBB(c)       891          806,957
  Residential Asset Securitization Trust
    96-A4, A13 7.50%, 9/25/26................  AAA(c)     1,000        1,010,000
  Residential Asset Securitization Trust
    96-A8, A1 8%, 12/25/26...................  AAA(c)         4            3,760
  Residential Funding Mortgage Securities I
    94-S7, M3 6.50%, 3/25/24.................  BBB(c)     3,980        3,658,858
  Ryland Mortgage Securities Corp. III 92-A,
    1A 8.256%, 3/29/30.......................  A-(c)        598          596,647
  Securitized Asset Sales Inc. 95-6, B3 144A
    7%, 12/25/10 (b).........................  NR         1,227        1,148,754
                                                          PAR
                                               MOODY'S   VALUE
                                               RATING    (000)        VALUE
                                               -------  -------  ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Wilshire Funding Corp. 97-WFC1, M3 7.25%,
    8/25/27..................................  Baa      $ 1,517  $     1,366,711
                                                                 ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $38,578,807)................................       37,431,438
                                                                 ---------------
FOREIGN GOVERNMENT SECURITIES--17.6%
ARGENTINA--1.5%
  Republic of Argentina RegS 11.75%, 2/12/07
    (g)......................................  Ba         3,250        2,612,527
                                                                 ---------------
BULGARIA--1.5%
  Republic of Bulgaria FLIRB Series A Bearer
    Euro 2.50%, 7/28/12 (d)..................  B          4,430        2,705,069
                                                                 ---------------
COLOMBIA--1.3%
  Republic of Colombia 10.875%, 3/9/04.......  Baa        2,500        2,400,000
                                                                 ---------------
COSTA RICA--1.1%
  Republic of Costa Rica 144A 9.335%, 5/15/09
    (b)......................................  Ba         2,000        1,955,000
                                                                 ---------------
CROATIA--1.7%
  Croatia Series B 5.8125%, 7/31/06 (d)......  Baa        1,770        1,482,559
  Croatia Series A 5.8125%, 7/31/10 (d)......  Baa        2,000        1,600,000
                                                                 ---------------
                                                                       3,082,559
                                                                 ---------------
MEXICO--5.1%
  United Mexican States Global Bond 11.375%,
    9/15/16..................................  Ba         2,750        2,954,531
  United Mexican States Global Bond 11.50%,
    5/15/26..................................  Ba         5,600        6,258,000
                                                                 ---------------
                                                                       9,212,531
                                                                 ---------------
PANAMA--1.9%
  Republic of Panama 8.875%, 9/30/27.........  Ba            45           37,553
  Republic of Panama 9.375%, 4/1/29..........  Ba         3,500        3,342,500
                                                                 ---------------
                                                                       3,380,053
                                                                 ---------------
PHILIPPINES--1.3%
  Republic of Philippines 9.875% 1/15/19.....  Ba         2,375        2,336,406
                                                                 ---------------
POLAND--2.2%
  Poland Bearer PDI 5%, 10/27/14 (d).........  Baa        4,400        3,916,000
                                                                 ---------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $32,751,674)................................       31,600,145
                                                                 ---------------
FOREIGN CORPORATE BONDS--12.5%
ARGENTINA--1.6%
  Compania de Radiocomunicaciones Moviles SA
    144A 9.25%, 5/8/08 (b)...................  Ba         3,200        2,832,000
                                                                 ---------------
BERMUDA--0.3%
  AES China Generating Co. 10.125%,
    12/15/06.................................  Ba           985          625,475
                                                                 ---------------
BRAZIL--1.0%
  Globo Communicacoes e Participacoes SA 144A
    10.625%, 12/5/08 (b).....................  B          2,500        1,762,500
                                                                 ---------------
CHILE--1.8%
  Compania Sud Americana de Vapores SA RegS
    7.375%, 12/8/03..........................  BBB(c)     2,000        1,882,500
  Empresa Nacional de Electricidad SA 7.75%,
    7/15/08..................................  Baa        1,500        1,395,000
                                                                 ---------------
                                                                       3,277,500
                                                                 ---------------
GREECE--1.0%
  Fage Dairy Industries SA 9%, 2/1/07........  B          2,000        1,760,000
                                                                 ---------------
INDONESIA--0.2%
  APP Finance II Mauritius Ltd. 12%, 12/29/49
    (d)......................................  Caa          590          389,400
                                                                 ---------------

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                          PAR
                                               MOODY'S   VALUE
                                               RATING    (000)        VALUE
                                               -------  -------  ---------------
JAPAN--1.1%
  SB Treasury Co. LLC Series A 144A 9.40%,
    12/29/49 (b)(d)..........................  Baa      $ 2,000  $     1,933,426
                                                                 ---------------
MEXICO--0.8%
  Gruma SA de CV 7.625%, 10/15/07............  Ba         1,650        1,476,750
                                                                 ---------------
NETHERLANDS--2.2%
  PTC International Finance BV 0%, 7/1/07
    (d)......................................  B          5,500        4,015,000
                                                                 ---------------
POLAND--1.9%
  PDVSA Finance Ltd. 7.50%, 11/15/28.........  A          3,250        2,400,938
  TPSA Finance BV 144A 7.75%, 12/10/08 (b)...  Baa        1,125        1,096,875
                                                                 ---------------
                                                                       3,497,813
                                                                 ---------------
UNITED KINGDOM--0.6%
  Orange PLC 8.75% 6/1/06 144A (b)...........  Ba         1,000        1,000,000
                                                                 ---------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $24,121,804)................................       22,569,864
                                                                 ---------------
FOREIGN CONVERTIBLE BONDS--1.3%
CANADA--0.2%
  PLD Telekom Cv. 144A 9%, 6/1/06 (b)........  NR           600          333,750
                                                                 ---------------
RUSSIA--1.1%
  Lukinter Finance Cv. RegS 3.50%, 5/6/02 ...  CCC-(c)    2,700        2,011,500
                                                                 ---------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $4,060,275).................................        2,345,250
                                                                 ---------------

                                                        SHARES        VALUE
                                                        -------  ---------------
WARRANTS--0.1%
COMMUNICATIONS EQUIPMENT--0.0%
  Loral Space & Communications, Inc. Warrants (e).....    1,000  $         6,000
                                                                 ---------------
FOREIGN GOVERNMENT--0.0%
  Republic of Argentina Warrants (Argentina) (e)......    1,440            1,656
  Republic of Argentina Warrants (Argentina) (e)......    3,050            2,669
TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
  FirstCom Corp. 144A Warrants (b)(e).................   64,050          240,187
                                                                 ---------------
TELEPHONE--0.0%
  Pathnet, Inc. 144A Warrants (b)(e)..................    1,000           10,000
                                                                 ---------------
TOTAL WARRANTS
  (Identified cost $0).........................................          260,512
                                                                 ---------------
TOTAL LONG-TERM INVESTMENTS--95.3%
  (Identified cost $180,536,025)...............................      171,375,766
                                                                 ---------------

                                               STANDARD
                                                  &       PAR
                                               POOR'S    VALUE
                                               RATING    (000)
                                               -------  -------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--1.6%
  CXC, Inc. 5.75%, 7/1/99....................  A-1+     $ 2,845        2,845,000
                                                                 ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,845,000).................................        2,845,000
                                                                 ---------------
TOTAL INVESTMENTS--96.9%
  (Identified cost $183,381,025)...............................      174,220,766(a)
  Cash and receivables, less liabilities--3.1%.................        5,659,980
                                                                 ---------------
NET ASSETS--100.0%.............................................  $   179,880,746
                                                                 ---------------
                                                                 ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,384,269 and gross depreciation of $12,196,703 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $185,033,200.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to a value of $33,237,358 or 18.5% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Security in default.
(g)  Par value represents Argentine Pesos.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $183,381,025).............................................  $ 174,220,766
Cash........................................................        684,868
Receivables
  Investment securities sold................................      4,496,444
  Interest and dividends....................................      3,311,149
  Fund shares sold..........................................         76,789
Prepaid expenses............................................          4,156
                                                              -------------
    Total assets............................................    182,794,172
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      2,682,097
  Fund shares repurchased...................................        124,034
  Financial agent fee.......................................         15,675
  Investment advisory fee...................................         12,826
  Trustees' fee.............................................          7,369
Accrued expenses............................................         71,425
                                                              -------------
    Total liabilities.......................................      2,913,426
                                                              -------------
NET ASSETS..................................................  $ 179,880,746
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 200,641,432
  Undistributed net investment income.......................      1,163,700
  Accumulated net realized loss.............................    (12,764,127)
  Net unrealized depreciation...............................     (9,160,259)
                                                              -------------
NET ASSETS..................................................  $ 179,880,746
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     19,934,097
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        9.02
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $  7,852,009
  Dividends.................................................        92,628
                                                              ------------
    Total investment income.................................     7,944,637
                                                              ------------
EXPENSES
  Investment advisory fee...................................       458,494
  Financial agent fee.......................................        93,695
  Custodian.................................................        28,156
  Printing..................................................        26,127
  Professional..............................................        16,423
  Trustees..................................................         9,917
  Miscellaneous.............................................        10,885
                                                              ------------
    Total expenses..........................................       643,697
    Less expenses borne by investment adviser...............       (47,823)
                                                              ------------
    Net expenses............................................       595,874
                                                              ------------
NET INVESTMENT INCOME.......................................     7,348,763
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (4,705,780)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,457,665
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (3,248,115)
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  4,100,648
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/99         YEAR ENDED
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   7,348,763    $   15,128,640
  Net realized gain (loss)..................................     (4,705,780)       (8,037,422)
  Net change in unrealized appreciation (depreciation)......      1,457,665       (15,423,527)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      4,100,648        (8,332,309)
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (7,081,256)      (14,753,888)
  Net realized gains........................................              -        (1,233,525)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (7,081,256)      (15,987,413)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,155,046 and 8,615,846
    shares, respectively)...................................     29,085,761        85,699,046
  Net asset value of shares issued from reinvestment of
    distributions (781,113 and 1,648,116 shares,
    respectively)...........................................      7,081,256        15,987,413
  Cost of shares repurchased (4,403,346 and 8,318,291
    shares, respectively)...................................    (40,669,073)      (81,629,911)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     (4,502,056)       20,056,548
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     (7,482,664)       (4,263,174)
NET ASSETS
  Beginning of period.......................................    187,363,410       191,626,584
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $1,163,700 AND $896,193,
    RESPECTIVELY)...........................................  $ 179,880,746    $  187,363,410
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      SIX MONTHS
                                         ENDED
                                        6/30/99                          YEAR ENDED DECEMBER 31,
                                      (UNAUDITED)      1998         1997         1996         1995            1994
                                      -----------   -----------   ---------    ---------    ---------       ---------
Net asset value, beginning of
  period............................   $   9.18      $    10.38   $   10.34    $   10.22    $    8.98       $   10.27
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......       0.37(1)         0.77        0.75(1)      0.79(1)      0.83(1)(2)      0.72(1)(2)
  Net realized and unrealized gain
    (loss)..........................      (0.17)          (1.17)       0.34         0.43         1.22           (1.28)
                                      -----------   -----------   ---------    ---------    ---------       ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       0.20           (0.40)       1.09         1.22         2.05           (0.56)
                                      -----------   -----------   ---------    ---------    ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................      (0.36)          (0.74)      (0.77)       (0.78)       (0.81)          (0.73)
  Dividends from net realized
    gains...........................         --           (0.06)      (0.28)       (0.32)          --              --
                                      -----------   -----------   ---------    ---------    ---------       ---------
    TOTAL DISTRIBUTIONS.............      (0.36)          (0.80)      (1.05)       (1.10)       (0.81)          (0.73)
                                      -----------   -----------   ---------    ---------    ---------       ---------
CHANGE IN NET ASSET VALUE...........      (0.16)          (1.20)       0.04         0.12         1.24           (1.29)
                                      -----------   -----------   ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD......   $   9.02      $     9.18   $   10.38    $   10.34    $   10.22       $    8.98
                                      -----------   -----------   ---------    ---------    ---------       ---------
                                      -----------   -----------   ---------    ---------    ---------       ---------

Total return........................       2.19%(5)       (4.02)%     10.93%       12.42%       23.54%          (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $179,881        $187,363    $191,627     $145,044     $109,046         $74,686
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................       0.65%(4)        0.64%       0.65%        0.65%        0.65%(3)        0.66%
  Net investment income.............       8.10%(4)        7.61%       7.25%        7.80%        8.55%           7.62%
Portfolio turnover rate.............         63%(5)         160%        151%         191%         147%            181%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.001, $0.002, $0.007, and $0.006 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees: if expense offsets were included, the ratio would not significantly differ.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                  PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                     STANDARD       PAR
                                                     & POOR'S      VALUE
                                                      RATING       (000)      VALUE
                                                    -----------   -------  ------------
U.S. GOVERNMENT SECURITIES--21.2%
U.S. TREASURY BONDS--1.9%
  U.S. Treasury Bonds 6.125%, 11/15/27............  AAA           $ 2,300  $  2,281,519
  U.S. Treasury Bonds 5.25%, 11/15/28.............  AAA             2,835     2,509,103
  U.S. Treasury Bonds 5.25%, 2/15/29..............  AAA             4,980     4,468,353
                                                                           ------------
                                                                              9,258,975
                                                                           ------------
U.S. TREASURY NOTES--19.3%
  U.S. Treasury Notes 5.625%, 10/31/99............  AAA               800       801,454
  U.S. Treasury Notes 5.50%, 2/29/00 (f)..........  AAA            13,500    13,533,874
  U.S. Treasury Notes 4.50%, 9/30/00..............  AAA             2,025     2,003,364
  U.S. Treasury Notes 5.75%, 11/15/00.............  AAA             4,950     4,970,964
  U.S. Treasury Notes 5%, 2/28/01.................  AAA            15,000    14,890,421
  U.S. Treasury Notes 6.25%, 6/30/02..............  AAA             1,250     1,268,353
  U.S. Treasury Notes 5.75%, 11/30/02.............  AAA             1,630     1,629,408
  U.S. Treasury Notes 5.50%, 1/31/03..............  AAA            11,960    11,856,162
  U.S. Treasury Notes 5.50%, 2/28/03..............  AAA             7,000     6,937,741
  U.S. Treasury Notes 5.75%, 4/30/03..............  AAA             2,500     2,496,379
  U.S. Treasury Notes 5.25%, 8/15/03..............  AAA             3,053     2,992,232
  U.S. Treasury Notes 4.25%, 11/15/03.............  AAA             4,000     3,765,226
  U.S. Treasury Notes 4.75%, 2/15/04..............  AAA            15,250    14,620,937
  U.S. Treasury Notes 5.625%, 5/15/08.............  AAA             3,359     3,288,990
  U.S. Treasury Notes 4.75%, 11/15/08.............  AAA             7,775     7,132,887
  U.S. Treasury Notes 5.50%, 5/15/09..............  AAA               925       905,070
                                                                           ------------
                                                                             93,093,462
                                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $104,488,063).........................................   102,352,437
                                                                           ------------
MUNICIPAL BONDS--4.0%
CALIFORNIA--1.2%
  Kern County Pension Obligation Revenue Taxable
    7.26%, 8/15/14................................  AAA             1,500     1,520,625
  Long Beach Pension Obligation Taxable 6.87%,
    9/1/06........................................  AAA               840       849,450
  San Bernardino County Pension Obligation Revenue
    Taxable 6.87%, 8/1/08.........................  AAA               410       411,537
  San Bernardino County Pension Obligation Revenue
    Taxable 6.94%, 8/1/09.........................  AAA             1,110     1,116,937
  Sonoma County Pension Obligation Revenue Taxable
    6.625%, 6/1/13................................  AAA               925       890,312
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.......................................  AAA               975       976,219
                                                                           ------------
                                                                              5,765,080
                                                                           ------------
FLORIDA--1.3%
  Miami Beach Special Obligation Revenue Taxable
    8.60%, 9/1/21.................................  AAA             3,210     3,490,875
  Tampa Solid Waste System Revenue Taxable Series
    A 6.33%, 10/1/06..............................  Aaa(c)          2,160     2,119,500
  University of Miami Exchangeable Revenue Taxable
    Series A 7.65%, 4/1/20 (e)....................  AAA               540       548,775
                                                                           ------------
                                                                              6,159,150
                                                                           ------------
MASSACHUSETTS--0.2%
  Massachusetts Port Authority Revenue Taxable
    Series C 6.05%, 7/1/02........................  AA-               835       830,825
                                                                           ------------
NEW YORK--0.4%
  Long Island Power Authority Electrical Systems
    Revenue Series A 5.50%, 12/1/10...............  AAA               450       466,313
  New York State Dormitory Authority Revenue
    Taxable 6.90%, 4/1/03.........................  BBB+              725       732,250

                                                     STANDARD       PAR
                                                     & POOR'S      VALUE
                                                      RATING       (000)      VALUE
                                                    -----------   -------  ------------
NEW YORK--CONTINUED
  New York State Environmental Facilities Corp.
    Revenue Taxable 6.70%, 3/15/08................  AAA           $   670  $    664,975
                                                                           ------------
                                                                              1,863,538
                                                                           ------------
PENNSYLVANIA--0.2%
  Philadelphia Authority For Industrial
    Development Pension Funding Retirement Systems
    Revenue Taxable Series A 5.79%, 4/15/09.......  AAA             1,300     1,202,500
                                                                           ------------
TEXAS--0.7%
  Dallas Civic Center Revenue 5.25%,
    8/15/08.......................................  AAA               475       486,281
  Houston Water & Sewer System Revenue Refunding,
    Jr. Lien, Series D 5%, 12/1/25................  AAA               630       582,750
  Texas State General Obligation Series B 5.25%,
    10/1/08.......................................  AA                255       262,969
  Texas Water Reservoir Finance Authority Revenue
    6.62%, 8/15/10................................  AAA             2,265     2,214,038
                                                                           ------------
                                                                              3,546,038
                                                                           ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $19,735,984)..........................................    19,367,131
                                                                           ------------
ASSET-BACKED SECURITIES--1.4%
  AESOP Funding II LLC 97-1, A2 144A 6.40%,
    10/20/03 (d)..................................  AAA             2,000     1,999,718
  Capita Equipment Receivables Trust 97-1, B
    6.45%, 8/15/02................................  A+                720       719,359
  Ford Credit Auto Owner Trust 99-B, A4 5.80%,
    6/15/02.......................................  AAA               500       496,836
  Green Tree Financial Corp. 96-2, M1 7.60%,
    4/15/27.......................................  AA-             1,075     1,089,185
  Premier Auto Trust 98-3, B 6.14%, 9/8/04........  A+                500       499,328
  Triangle Funding Ltd. 98-2A, 3 144A 6.85%,
    10/15/04 (d)(e)...............................  BBB             2,000     1,995,000
                                                                           ------------
                                                                              6,799,426
                                                                           ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $6,801,722)...........................................     6,799,426
                                                                           ------------
CORPORATE BONDS--1.7%
BUILDING MATERIALS--0.2%
  Nortek, Inc. Series B 9.125%, 9/1/07............  B+                700       698,250
                                                                           ------------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Computer Associates International, Inc. Series B
    6.375%, 4/15/05...............................  A-                635       603,250
                                                                           ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
  Tenet Healthcare Corp. 8%, 1/15/05..............  BB+             1,200     1,176,000
                                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
  Boston Scientific Corp. 6.625%, 3/15/05.........  BBB               710       678,050
                                                                           ------------
INSURANCE (MULTI-LINE)--0.1%
  Willis Corroon Corp. 144A 9%, 2/1/09 (d)........  B+                530       514,100
                                                                           ------------
MANUFACTURING (DIVERSIFIED)--0.1%
  Tyco International Group SA 6.375%, 6/15/05.....  A-                500       482,500
                                                                           ------------
METALS MINING--0.1%
  Level 3 Communications, Inc. 9.125%, 5/1/08.....  B                 400       395,000
                                                                           ------------
PAPER & FOREST PRODUCTS--0.1%
  Buckeye Technologies, Inc. 9.25%, 9/15/08.......  BB-               350       368,812
                                                                           ------------

                       See Notes to Financial Statements

                  PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES

                                                     STANDARD       PAR
                                                     & POOR'S      VALUE
                                                      RATING       (000)      VALUE
                                                    -----------   -------  ------------
PUBLISHING--0.1%
  Charter Communications Holdings LLC 144A 8.625%,
    4/1/09 (d)....................................  B+            $   675  $    649,688
                                                                           ------------
RETAIL (FOOD CHAINS)--0.1%
  Meyer (Fred), Inc. 7.45%, 3/1/08................  BBB-              650       661,375
                                                                           ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
  Nextlink Communications, Inc. 10.75%,
    11/15/08......................................  B                 900       924,750
                                                                           ------------
TEXTILES (APPAREL)--0.2%
  Collins & Aikman Corp. 11.50%, 4/15/06..........  B                 695       708,900
                                                                           ------------
TRUCKS & PARTS--0.0%
  Cummins Engine Co., Inc. 6.45%, 3/1/05..........  BBB+              160       152,400
                                                                           ------------
TOTAL CORPORATE BONDS
  (Identified cost $8,271,453)...........................................     8,013,075
                                                                           ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--5.5%
  CS First Boston Mortgage Securities Corp. 97-C2,
    A3 6.55%, 11/17/07............................  AAA             4,200     4,091,719
  CS First Boston Mortgage Securities Corp.
    95-AEW1, B 7.182%, 11/25/27...................  AA-               237       235,883
  DLJ Commercial Mortgage Corp. 99-CG1, A1B 6.46%,
    1/10/09.......................................  Aaa(c)          3,000     2,898,750
  DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.24%,
    11/12/31......................................  Aaa(c)          4,150     3,974,273
  First Union Commercial Mortgage Trust 99-C1, A2
    6.07%, 10/15/08...............................  AAA             3,000     2,822,812
  First Union-Lehman Brothers-Bank of America
    98-C2, A2 6.56%, 11/18/08.....................  AAA             1,840     1,793,472
  First Union-Lehman Brothers Commercial Mortgage
    97-C1, B 7.43%, 4/18/07.......................  Aa(c)             850       867,840
  G.E. Capital Mortgage Services, Inc. 96-8, 1M
    7.25%, 5/25/26................................  AA                242       239,174
  LB Commercial Conduit Mortgage Trust 98-C4, A1B
    6.21%, 10/15/08...............................  AAA             4,000     3,805,183
  Lehman Large Loan 97-LLI, B 6.95%, 3/12/07......  AA                645       642,902
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05......................................  AA                450       460,266
  Residential Asset Securitization Trust 96-A8, A1
    8%, 12/25/26..................................  AAA                 2         1,880
  Residential Funding Mortgage Securities I 96-S1,
    A11 7.10%, 1/25/26............................  AAA             1,500     1,492,500
  Residential Funding Mortgage Securities I 96-S4,
    M1 7.25%, 2/25/26.............................  AA                961       957,779
  Securitized Asset Sales, Inc. 93-J, 2B 6.808%,
    11/28/23......................................  AA                904       883,380
  Structured Asset Securities Corp. 93-C1, B
    6.60%, 10/25/24...............................  A+              1,150     1,144,389
                                                                           ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $26,651,302)..........................................    26,312,202
                                                                           ------------
FOREIGN GOVERNMENT SECURITIES--3.0%
BULGARIA--0.3%
  Republic of Bulgaria FLIRB Series A Bearer
    2.50%, 7/28/12(e).............................  B(c)              810       494,606
  Republic of Bulgaria IAB Series PDI 5.875%,
    7/28/11(e)....................................  B(c)            1,600     1,105,000
                                                                           ------------
                                                                              1,599,606
                                                                           ------------
COLOMBIA--0.2%
  Republic of Colombia 10.875%, 3/9/04............  BBB-            1,000       960,000
                                                                           ------------
COSTA RICA--0.4%
  Republic of Costa Rica 144A 9.335%, 5/15/09
    (d)...........................................  BB              1,755     1,715,512
                                                                           ------------
CROATIA--0.3%
  Croatia Series B 5.813%, 7/31/06 (e)............  BBB-              885       741,280
                                                     STANDARD       PAR
                                                     & POOR'S      VALUE
                                                      RATING       (000)      VALUE
                                                    -----------   -------  ------------
CROATIA--CONTINUED
  Croatia Series A 5.813%, 7/31/10 (e)............  BBB-          $ 1,000  $    800,000
                                                                           ------------
                                                                              1,541,280
                                                                           ------------
KOREA--0.2%
  Republic of Korea 8.875%, 4/15/08...............  BBB-            1,095     1,162,069
                                                                           ------------
MEXICO--0.3%
  United Mexican States Global Bond 11.50%,
    5/15/26.......................................  BB              1,500     1,676,250
                                                                           ------------
PANAMA--0.5%
  Republic of Panama 8.875%, 9/30/27..............  BB+             1,465     1,222,542
  Republic of Panama 9.375%, 4/1/29...............  BB+             1,000       955,000
                                                                           ------------
                                                                              2,177,542
                                                                           ------------
PHILIPPINES--0.1%
  Republic of Philippines 9.875%, 1/15/19.........  BB+               250       245,938
                                                                           ------------
POLAND--0.7%
  Poland Bearer PDI 5%, 10/27/14 (e)..............  BBB             4,000     3,560,000
                                                                           ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $14,886,504)..........................................    14,638,197
                                                                           ------------
FOREIGN CORPORATE BONDS--0.7%
ARGENTINA--0.2%
  Compania de Radiocomunicaciones Moviles SA 144A
    9.25%, 5/8/08 (d).............................  BBB-              450       398,250
  Telecom Argentina-France Telecom SA EMTN WI 144A
    9.75%, 7/12/01 (d)............................  BBB-              650       651,625
                                                                           ------------
                                                                              1,049,875
                                                                           ------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA RegS
    7.375%, 12/8/03...............................  BBB               140       131,775
  Petropower I Funding Trust 144A 7.36%, 2/15/14
    (d)...........................................  BBB               489       416,590
                                                                           ------------
                                                                                548,365
                                                                           ------------
JAPAN--0.3%
  IBJ Preferred Capital Co. LLC 144A 8.79%,
    12/29/49 (d)(e)...............................  Ba(c)             830       696,332
  SB Treasury Co. LLC Series A 144A 9.40%,
    12/29/49 (d)(e)...............................  BB+               830       802,372
                                                                           ------------
                                                                              1,498,704
                                                                           ------------
POLAND--0.1%
  TPSA Finance BV 144A 7.75%, 12/10/08 (d)........  BBB               355       346,125
                                                                           ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $3,733,864)...........................................     3,443,069
                                                                           ------------

                                                                                            SHARES
                                                                                         -------------
COMMON STOCKS--57.1%
BANKS (MAJOR REGIONAL)--2.3%
  Mellon Bank Corp.....................................................................         63,400         2,306,175
  Wells Fargo Co.......................................................................        206,000         8,806,500
                                                                                                         ---------------
                                                                                                              11,112,675
                                                                                                         ---------------
BANKS (MONEY CENTER)--1.7%
  Bank of America Corp.................................................................        115,074         8,436,363
                                                                                                         ---------------
BEVERAGES (NON-ALCOHOLIC)--1.3%
  PepsiCo, Inc.........................................................................        156,000         6,035,250
                                                                                                         ---------------
BIOTECHNOLOGY--0.5%
  Genzyme Corp. (b)....................................................................         47,100         2,284,350
  Genzyme Surgical Products (b)........................................................          8,431            37,151
                                                                                                         ---------------
                                                                                                               2,321,501
                                                                                                         ---------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.8%
  AT&T Corp.--Liberty Media Group Class A (b)..........................................        289,000        10,620,750

                       See Notes to Financial Statements

                  PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
BROADCASTING (TELEVISION, RADIO & CABLE)--CONTINUED
  CBS Corp. (b)........................................................................         63,300   $     2,749,594
  Chancellor Media Corp. (b)...........................................................         53,000         2,921,625
  Clear Channel Communications, Inc. (b)...............................................         27,600         1,902,675
                                                                                                         ---------------
                                                                                                              18,194,644
                                                                                                         ---------------
COMMUNICATIONS EQUIPMENT--1.6%
  General Motors Corp. Class H (b).....................................................         28,900         1,625,625
  Motorola, Inc........................................................................         18,000         1,705,500
  Tellabs, Inc. (b)....................................................................         66,800         4,513,175
                                                                                                         ---------------
                                                                                                               7,844,300
                                                                                                         ---------------
COMPUTERS (HARDWARE)--4.8%
  Dell Computer Corp. (b)..............................................................        110,800         4,099,600
  International Business Machines Corp.................................................        115,600        14,941,300
  Sun Microsystems, Inc. (b)...........................................................         57,800         3,980,975
                                                                                                         ---------------
                                                                                                              23,021,875
                                                                                                         ---------------
COMPUTERS (NETWORKING)--2.1%
  Cisco Systems, Inc. (b)..............................................................        160,750        10,368,375
                                                                                                         ---------------
COMPUTERS (SOFTWARE & SERVICES)--4.1%
  America Online, Inc. (b).............................................................         35,800         3,955,900
  Microsoft Corp. (b)..................................................................        160,600        14,484,112
  Yahoo!, Inc. (b).....................................................................          8,900         1,533,025
                                                                                                         ---------------
                                                                                                              19,973,037
                                                                                                         ---------------
CONSUMER FINANCE--1.1%
  Capital One Financial Corp...........................................................         96,300         5,362,706
                                                                                                         ---------------
DISTRIBUTORS (FOOD & HEALTH)--0.8%
  Cardinal Health, Inc.................................................................         57,800         3,706,425
                                                                                                         ---------------
ELECTRICAL EQUIPMENT--1.8%
  General Electric Co..................................................................         76,400         8,633,200
                                                                                                         ---------------
ELECTRONICS (SEMICONDUCTORS)--1.8%
  Intel Corp...........................................................................        147,400         8,770,300
                                                                                                         ---------------
FINANCIAL (DIVERSIFIED)--4.0%
  Citigroup, Inc.......................................................................        171,375         8,140,312
  Freddie Mac..........................................................................         59,800         3,468,400
  Morgan Stanley Dean Witter & Co......................................................         75,900         7,779,750
                                                                                                         ---------------
                                                                                                              19,388,462
                                                                                                         ---------------
HEALTH CARE (DIVERSIFIED)--2.0%
  American Home Products Corp..........................................................         46,400         2,668,000
  Bristol-Myers Squibb Co..............................................................         98,000         6,902,875
                                                                                                         ---------------
                                                                                                               9,570,875
                                                                                                         ---------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--2.3%
  Pfizer, Inc..........................................................................         53,100         5,827,725
  Schering-Plough Corp.................................................................        102,400         5,427,200
                                                                                                         ---------------
                                                                                                              11,254,925
                                                                                                         ---------------
HEALTH CARE (GENERIC AND OTHER)--0.3%
  Mylan Laboratories, Inc..............................................................         55,700         1,476,050
                                                                                                         ---------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.1%
  Bard (C.R.), Inc.....................................................................         31,000         1,482,187
  Baxter International, Inc............................................................         61,800         3,746,625
                                                                                                         ---------------
                                                                                                               5,228,812
                                                                                                         ---------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.2%
  Procter & Gamble Co. (The)...........................................................         66,000         5,890,500
                                                                                                         ---------------
INSURANCE (LIFE/HEALTH)--0.3%
  ReliaStar Financial Corp.............................................................         35,400         1,548,750
                                                                                                         ---------------
INSURANCE (MULTI-LINE)--1.3%
  American International Group, Inc....................................................         51,650         6,046,278
                                                                                                         ---------------
                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
LODGING--HOTELS--0.7%
  Carnival Corp........................................................................         66,200   $     3,210,700
                                                                                                         ---------------
MANUFACTURING (DIVERSIFIED)--2.0%
  Tyco International Ltd...............................................................         99,400         9,418,150
                                                                                                         ---------------
OIL & GAS (DRILLING & EQUIPMENT)--0.8%
  Halliburton Co.......................................................................         37,200         1,683,300
  Schlumberger Ltd.....................................................................         24,500         1,560,344
  Transocean Offshore, Inc.............................................................         30,000           787,500
                                                                                                         ---------------
                                                                                                               4,031,144
                                                                                                         ---------------
OIL (INTERNATIONAL INTEGRATED)--0.7%
  Conoco, Inc. Class A.................................................................        116,000         3,233,500
                                                                                                         ---------------
PERSONAL CARE--0.7%
  Gillette Co. (The)...................................................................         82,600         3,386,600
                                                                                                         ---------------
RETAIL (BUILDING SUPPLIES)--1.2%
  Home Depot, Inc. (The)...............................................................         90,100         5,805,819
                                                                                                         ---------------
RETAIL (COMPUTERS & ELECTRONICS)--0.6%
  Tandy Corp...........................................................................         55,400         2,707,675
                                                                                                         ---------------
RETAIL (FOOD CHAINS)--1.3%
  Kroger Co. (The) (b).................................................................        151,700         4,238,119
  Safeway, Inc. (b)....................................................................         38,500         1,905,750
                                                                                                         ---------------
                                                                                                               6,143,869
                                                                                                         ---------------
RETAIL (GENERAL MERCHANDISE)--1.5%
  Wal-Mart Stores, Inc.................................................................        152,300         7,348,475
                                                                                                         ---------------
RETAIL (SPECIALTY)--0.6%
  Staples, Inc. (b)....................................................................         98,400         3,044,250
                                                                                                         ---------------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  ServiceMaster Co. (The)..............................................................         70,700         1,325,625
                                                                                                         ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--4.0%
  AT&T Corp............................................................................        233,160        13,013,242
  MCI WorldCom, Inc. (b)...............................................................         70,538         6,083,903
                                                                                                         ---------------
                                                                                                              19,097,145
                                                                                                         ---------------
TELEPHONE--1.0%
  SBC Communications, Inc..............................................................         82,400         4,779,200
                                                                                                         ---------------
WASTE MANAGEMENT--1.5%
  Waste Management, Inc................................................................        138,200         7,428,250
                                                                                                         ---------------
TOTAL COMMON STOCKS
  (Identified cost $205,755,072)......................................................................       275,145,705
                                                                                                         ---------------
FOREIGN COMMON STOCKS--3.3%
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--0.6%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)...........................................        107,400         2,980,350
                                                                                                         ---------------
OIL (INTERNATIONAL INTEGRATED)--1.7%
  BP Amoco PLC Sponsored ADR (United Kingdom)..........................................         73,566         7,981,911
                                                                                                         ---------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.0%
  Vodafone AirTouch PLC Sponsored ADR (United Kingdom).................................
                                                                                                23,650         4,659,050
                                                                                                         ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,089,986).......................................................................        15,621,311
                                                                                                         ---------------
WARRANTS--0.0%
FOREIGN GOVERNMENT--0.0%
  Republic of Argentina Warrants (Argentina) (b).......................................          1,118             1,286
                                                                                                         ---------------
TOTAL WARRANTS
  (Identified cost $0)................................................................................             1,286
                                                                                                         ---------------
TOTAL LONG-TERM INVESTMENTS--97.9%
  (Identified cost $402,413,950)......................................................................       471,693,839
                                                                                                         ---------------

                       See Notes to Financial Statements

                  PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES

                                                     STANDARD           PAR
                                                     & POOR'S          VALUE
                                                      RATING           (000)             VALUE
                                                    -----------   ---------------   ---------------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--1.6%
  Cargill, Inc. 5.90%, 7/1/99.....................  A-1+          $         6,505   $     6,505,000
  Kimberly-Clark Corp. 4.99%, 7/19/99.............  A-1+                    1,315         1,311,719
                                                                                    ---------------
                                                                                          7,816,719
                                                                                    ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $7,816,719)...................................................         7,816,719
                                                                                    ---------------
TOTAL INVESTMENTS--99.5%
  (Identified cost $410,230,669).................................................       479,510,558(a)
  Cash and receivables, less liabilities--0.5%...................................         2,363,880
                                                                                    ---------------
NET ASSETS--100.0%...............................................................   $   481,874,438
                                                                                    ---------------
                                                                                    ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $76,443,280 and gross depreciation of $7,750,633 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $410,817,911.
(b)  Non-income producing.
(c)  As rated by Moodys, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to a value of $10,185,312 or 2.11% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                  PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $410,230,669).............................................  $ 479,510,558
Cash........................................................        430,494
Receivables
  Interest and dividends....................................      2,767,273
  Investment securities sold................................      1,890,912
  Fund shares sold..........................................         42,376
Prepaid expenses............................................          9,704
                                                              -------------
    Total assets............................................    484,651,317
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      2,186,441
  Fund shares repurchased...................................        230,601
  Investment advisory fee...................................        222,281
  Financial agent fee.......................................         24,826
  Trustees' fee.............................................          5,880
Accrued expenses............................................        106,850
                                                              -------------
    Total liabilities.......................................      2,776,879
                                                              -------------
NET ASSETS..................................................  $ 481,874,438
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 389,068,897
  Undistributed net investment income.......................      1,160,673
  Accumulated net realized gain.............................     22,364,979
  Net unrealized appreciation...............................     69,279,889
                                                              -------------
NET ASSETS..................................................  $ 481,874,438
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     30,118,728
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       16.00
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $   5,443,307
  Dividends.................................................      1,119,577
  Foreign taxes withheld....................................         (9,808)
                                                              -------------
    Total investment income.................................      6,553,076
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,371,503
  Financial agent fee.......................................        156,096
  Printing..................................................         58,867
  Custodian.................................................         53,574
  Professional..............................................         17,274
  Trustees..................................................          8,428
  Miscellaneous.............................................         12,139
                                                              -------------
    Total expenses..........................................      1,677,881
                                                              -------------
NET INVESTMENT INCOME.......................................      4,875,195
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     23,413,242
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (8,701,907)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     14,711,335
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  19,586,530
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                  PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                                 6/30/99         YEAR ENDED
                                                               (UNAUDITED)        12/31/98
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $  4,875,195      $  8,822,688
  Net realized gain (loss)..................................    23,413,242        19,330,598
  Net change in unrealized appreciation (depreciation)......    (8,701,907)       57,110,856
                                                              -------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................    19,586,530        85,264,142
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (4,201,563)       (8,371,532)
  Net realized gains........................................    (4,550,416)      (31,140,159)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (8,751,979)      (39,511,691)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,699,050 and 3,651,580
    shares, respectively)...................................    26,888,490        52,916,356
  Net asset value of shares issued from reinvestment of
    distributions(552,311 and 2,607,238 shares,
    respectively)...........................................     8,751,979        39,511,691
  Cost of shares repurchased (2,869,738 and 5,904,172
    shares, respectively)...................................   (45,497,259)      (86,285,937)
                                                              -------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................    (9,856,790)        6,142,110
                                                              -------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       977,761        51,894,561
NET ASSETS
  Beginning of period.......................................   480,896,677       429,002,116
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $1,160,673 AND $487,041,
    RESPECTIVELY)...........................................  $481,874,438      $480,896,677
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                     SIX MONTHS
                                        ENDED
                                       6/30/99                       YEAR ENDED DECEMBER 31,
                                     (UNAUDITED)        1998           1997           1996           1995           1994
                                     -----------      ---------      ---------      ---------      ---------      ---------
Net asset value, beginning of
  period...........................   $  15.65        $   14.12      $   13.65      $   13.63      $   12.68      $   13.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....       0.16             0.29           0.32           0.32           0.45           0.36(1)(3)
  Net realized and unrealized gain
    (loss).........................       0.48             2.57           2.46           0.91           1.84          (0.56)
                                     -----------      ---------      ---------      ---------      ---------      ---------
    TOTAL FROM INVESTMENT
      OPERATIONS...................       0.64             2.86           2.78           1.23           2.29          (0.20)
                                     -----------      ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................      (0.14)           (0.28)         (0.33)         (0.31)         (0.45)         (0.37)
  Dividends from net realized
    gains..........................      (0.15)           (1.05)         (1.98)         (0.90)         (0.89)         (0.46)
                                     -----------      ---------      ---------      ---------      ---------      ---------
    TOTAL DISTRIBUTIONS............      (0.29)           (1.33)         (2.31)         (1.21)         (1.34)         (0.83)
                                     -----------      ---------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE..........       0.35             1.53           0.47           0.02           0.95          (1.03)
                                     -----------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD.....   $  16.00        $   15.65      $   14.12      $   13.65      $   13.63      $   12.68
                                     -----------      ---------      ---------      ---------      ---------      ---------
                                     -----------      ---------      ---------      ---------      ---------      ---------

Total return.......................       4.16%(5)        20.79%         20.73%          9.05%         18.22%         (1.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................   $481,874         $480,897       $429,002       $374,244       $353,838       $289,083
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses...............       0.70%(4)         0.68%          0.71%          0.70%          0.67%(2)       0.74%
  Net investment income............       2.05%(4)         1.97%          2.09%          2.26%          3.28%          2.71%
Portfolio turnover rate............         51%(5)          139%           368%           287%           170%           220%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                     PHOENIX-GOODWIN STRATEGIC THEME SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                               SHARES       VALUE
                                                                               -------   -----------
COMMON STOCKS--87.7%
ALUMINUM--3.5%
  Alcoa, Inc.................................................................   67,450   $ 4,173,469
                                                                                         -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.5%
  Chancellor Media Corp. (b).................................................   32,500     1,791,562
                                                                                         -----------
CHEMICALS--3.3%
  Dow Chemical Co. (The).....................................................   31,000     3,933,125
                                                                                         -----------
COMMUNICATIONS EQUIPMENT--14.2%
  EchoStar Communications Corp. (b)..........................................   15,200     2,332,250
  General Motors Corp. Class H (b)...........................................   31,000     1,743,750
  Lucent Technologies, Inc...................................................   35,000     2,360,312
  Motorola, Inc..............................................................   50,000     4,737,500
  QUALCOMM, Inc. (b).........................................................   38,250     5,488,875
                                                                                         -----------
                                                                                          16,662,687
                                                                                         -----------
COMPUTERS (HARDWARE)--6.6%
  International Business Machines Corp.......................................   37,600     4,859,800
  Sun Microsystems, Inc. (b).................................................   43,000     2,961,625
                                                                                         -----------
                                                                                           7,821,425
                                                                                         -----------
COMPUTERS (NETWORKING)--3.3%
  Cisco Systems, Inc. (b)....................................................   59,800     3,857,100
                                                                                         -----------
COMPUTERS (SOFTWARE & SERVICES)--4.0%
  Microsoft Corp. (b)........................................................   52,400     4,725,825
                                                                                         -----------
ELECTRICAL EQUIPMENT--2.1%
  General Electric Co........................................................   22,300     2,519,900
                                                                                         -----------
ELECTRONICS (SEMICONDUCTORS)--4.7%
  Texas Instruments, Inc.....................................................   38,120     5,527,400
                                                                                         -----------
EQUIPMENT (SEMICONDUCTOR)--2.1%
  Novellus Systems, Inc. (b).................................................   17,700     1,208,025
  Teradyne, Inc. (b).........................................................   18,100     1,298,675
                                                                                         -----------
                                                                                           2,506,700
                                                                                         -----------
FINANCIAL (DIVERSIFIED)--4.1%
  Citigroup, Inc.............................................................   44,700     2,123,250
  Morgan Stanley Dean Witter & Co............................................   26,100     2,675,250
                                                                                         -----------
                                                                                           4,798,500
                                                                                         -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.1%
  VISX, Inc. (b).............................................................   45,500     3,603,031
                                                                                         -----------
MANUFACTURING (DIVERSIFIED)--4.0%
  Tyco International Ltd.....................................................   50,000     4,737,500
                                                                                         -----------
NATURAL GAS--1.3%
  Williams Companies, Inc. (The).............................................   35,000     1,489,688
                                                                                         -----------
OIL & GAS (DRILLING & EQUIPMENT)--5.9%
  Baker Hughes, Inc..........................................................   75,000     2,512,500
  Halliburton Co.............................................................   96,700     4,375,675
                                                                                         -----------
                                                                                           6,888,175
                                                                                         -----------

                                                                               SHARES       VALUE
                                                                               -------   -----------
OIL (INTERNATIONAL INTEGRATED)--1.9%
  Texaco, Inc................................................................   35,000   $ 2,187,500
                                                                                         -----------
PAPER & FOREST PRODUCTS--6.1%
  Georgia-Pacific Group......................................................   87,000     4,121,625
  Weyerhaeuser Co............................................................   45,000     3,093,750
                                                                                         -----------
                                                                                           7,215,375
                                                                                         -----------
RETAIL (COMPUTERS & ELECTRONICS)--9.5%
  Best Buy Co., Inc. (b).....................................................   69,830     4,713,525
  Circuit City Stores-Circuit City Group.....................................   40,000     3,720,000
  Tandy Corp.................................................................   55,000     2,688,125
                                                                                         -----------
                                                                                          11,121,650
                                                                                         -----------
TELECOMMUNICATIONS (LONG DISTANCE)--6.5%
  MCI WorldCom, Inc. (b).....................................................   50,300     4,338,376
  Qwest Communications International, Inc. (b)...............................  100,000     3,306,250
                                                                                         -----------
                                                                                           7,644,626
                                                                                         -----------
TOTAL COMMON STOCKS
  (Identified cost $89,432,498).......................................................   103,205,237
                                                                                         -----------
FOREIGN COMMON STOCKS--3.9%
COMMUNICATIONS EQUIPMENT--2.6%
  Nokia Oyj Sponsored ADR Class A (Finland)..................................   34,000     3,113,125
                                                                                         -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.3%
  Vodafone AirTouch PLC Sponsored ADR (United Kingdom).......................
                                                                                 7,700     1,516,900
                                                                                         -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,472,020)........................................................     4,630,025
                                                                                         -----------
TOTAL LONG-TERM INVESTMENTS--91.6%
  (Identified cost $92,904,518).......................................................   107,835,262
                                                                                         -----------

                                                     STANDARD         PAR
                                                     & POOR'S        VALUE
                                                      RATING         (000)
                                                    -----------   -----------
SHORT-TERM OBLIGATIONS--9.6%
COMMERCIAL PAPER--9.6%
  Koch Industries, Inc. 5.80%, 7/1/99.............  A-1+          $     3,790      3,790,000
  Lexington Parker Capital Co. LLC 5.50%,
    7/1/99........................................  A-1                 3,205      3,205,000
  SBC Communications, Inc. 5.30%, 7/7/99..........  A-1+                1,800      1,798,410
  Greenwich Funding Corp. 4.92%, 7/8/99...........  A-1+                1,175      1,173,876
  Kimberly-Clark Corp. 5.02%, 7/12/99.............  A-1+                1,360      1,357,914
                                                                                ------------
                                                                                  11,325,200
                                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $11,325,200)..............................................     11,325,200
                                                                                ------------
TOTAL INVESTMENTS--101.2%
  (Identified cost $104,229,718).............................................    119,160,463(a)
  Cash and receivables, less liabilities--(1.2%).............................     (1,434,234)
                                                                                ------------
NET ASSETS--100.0%...........................................................   $117,726,229
                                                                                ------------
                                                                                ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,743,984 and gross depreciation of $1,814,096 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purpose was $104,230,575.
(b)  Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-GOODWIN STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $104,229,718).............................................  $ 119,160,463
Cash........................................................        137,890
Receivables
  Fund shares sold..........................................        271,731
  Interest and dividends....................................         42,946
Prepaid expenses............................................          1,469
                                                              -------------
    Total assets............................................    119,614,499
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,772,191
  Fund shares repurchased...................................         25,505
  Investment advisory fee...................................         54,756
  Financial agent fee.......................................         10,432
  Trustees' fee.............................................          7,369
Accrued expenses............................................         18,017
                                                              -------------
    Total liabilities.......................................      1,888,270
                                                              -------------
NET ASSETS..................................................  $ 117,726,229
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  87,442,011
  Undistributed net investment loss.........................        (81,696)
  Accumulated net realized gain.............................     15,435,169
  Net unrealized appreciation...............................     14,930,745
                                                              -------------
NET ASSETS..................................................  $ 117,726,229
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      6,713,336
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       17.54
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $     181,806
  Dividends.................................................        197,746
                                                              -------------
    Total investment income.................................        379,552
                                                              -------------
EXPENSES
  Investment advisory fee...................................        361,594
  Financial agent fee.......................................         45,838
  Printing..................................................         17,289
  Professional..............................................         14,220
  Custodian.................................................          9,982
  Trustees..................................................          9,917
  Miscellaneous.............................................          2,408
                                                              -------------
    Total expenses..........................................        461,248
                                                              -------------
NET INVESTMENT LOSS.........................................        (81,696)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     15,659,669
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (125,361)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     15,534,308
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  15,452,612
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                     PHOENIX-GOODWIN STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/99         YEAR ENDED
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $     (81,696)   $       (5,345)
  Net realized gain (loss)..................................     15,659,669        10,385,680
  Net change in unrealized appreciation (depreciation)......       (125,361)       12,160,802
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     15,452,612        22,541,137
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --                --
  Net realized gains........................................     (4,592,789)       (4,406,657)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (4,592,789)       (4,406,657)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,635,557 and 1,899,576
    shares, respectively)...................................     45,417,914        24,310,681
  Net asset value of shares issued from reinvestment of
    distributions (265,423 and 289,988 shares,
    respectively)...........................................      4,592,789         4,406,657
  Cost of shares repurchased (1,064,178 and 1,521,202
    shares, respectively)...................................    (18,242,013)      (19,373,613)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     31,768,690         9,343,725
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     42,628,513        27,478,205
NET ASSETS
  Beginning of period.......................................     75,097,716        47,619,511
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($81,696) AND $0, RESPECTIVELY)........  $ 117,726,229    $   75,097,716
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               FROM
                                                 SIX MONTHS                                  INCEPTION
                                                    ENDED        YEAR ENDED DECEMBER 31,      1/29/96
                                                   6/30/99       -----------------------        TO
                                                 (UNAUDITED)       1998          1997        12/31/96
                                                 -----------     ---------     ---------     ---------
Net asset value, beginning of period.........     $  15.40       $  11.32      $  10.98      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............        (0.01)          0.01          0.05(3)       0.04(3)
  Net realized and unrealized gain (loss)....         2.87           5.03          1.82          0.99
                                                 -----------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS.........         2.86           5.04          1.87          1.03
                                                 -----------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.......           --          (0.01)        (0.05)        (0.04)
  Dividends from net realized gains..........        (0.72)         (0.95)        (1.16)           --
  In excess of net realized gains............           --             --         (0.31)           --
  Tax return of capital......................           --             --         (0.01)        (0.01)
                                                 -----------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS......................        (0.72)         (0.96)        (1.53)        (0.05)
                                                 -----------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE....................         2.14           4.08          0.34          0.98
                                                 -----------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD...............     $  17.54       $  15.40      $  11.32      $  10.98
                                                 -----------     ---------     ---------     ---------
                                                 -----------     ---------     ---------     ---------
Total return.................................        18.58%(2)      44.69%        17.16%        10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $117,726        $75,098       $47,620       $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................         0.96%(1)       0.99%         1.00%         1.00%(1)
  Net investment income......................        (0.17)%(1)     (0.01)%        0.42%         0.64%(1)
Portfolio turnover rate......................          109%(2)        364%          642%          391%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                SHARES       VALUE
                                                                               ---------   ---------
COMMON STOCKS--82.0%
AEROSPACE/DEFENSE--1.4%
  Goodrich (B.F.) Co. (The)..................................................      3,000   $ 127,500
                                                                                           ---------
AIRLINES--0.7%
  US Airways Group, Inc. (b).................................................      1,500      65,344
                                                                                           ---------
AUTO PARTS & EQUIPMENT--0.6%
  Delphi Automotive Systems Corp.............................................      3,000      55,687
                                                                                           ---------
BANKS (MAJOR REGIONAL)--2.3%
  Bank One Corp..............................................................      3,600     214,425
                                                                                           ---------
BANKS (MONEY CENTER)--7.4%
  Bank of America Corp.......................................................      4,000     293,250
  Chase Manhattan Corp. (The)................................................      3,600     311,850
  Morgan (J.P.) & Co., Inc...................................................        600      84,300
                                                                                           ---------
                                                                                             689,400
                                                                                           ---------
BEVERAGES (ALCOHOLIC)--1.5%
  Anheuser-Busch Companies, Inc..............................................      2,000     141,875
                                                                                           ---------
BIOTECHNOLOGY--0.9%
  Cell Genesys, Inc. (b).....................................................     18,000      81,000
                                                                                           ---------
CHEMICALS--1.6%
  Praxair, Inc...............................................................      3,000     146,812
                                                                                           ---------
CHEMICALS (DIVERSIFIED)--1.7%
  Monsanto Co................................................................      4,000     157,750
                                                                                           ---------
COMMUNICATIONS EQUIPMENT--3.5%
  C-Cube Microsystems, Inc. (b)..............................................      2,000      63,375
  Ciena Corp. (b)............................................................      7,000     211,312
  Terayon Communication Systems, Inc. (b)....................................      1,000      55,875
                                                                                           ---------
                                                                                             330,562
                                                                                           ---------
COMPUTERS (HARDWARE)--1.5%
  Compaq Computer Corp.......................................................      3,000      71,062
  Data General Corp. (b).....................................................      5,000      72,812
                                                                                           ---------
                                                                                             143,874
                                                                                           ---------
COMPUTERS (NETWORKING)--1.0%
  3Com Corp. (b).............................................................      3,500      93,406
                                                                                           ---------
COMPUTERS (PERIPHERALS)--0.5%
  Maxtor Corp. (b)...........................................................      9,000      45,281
                                                                                           ---------
COMPUTERS (SOFTWARE & SERVICES)--2.6%
  At Home Corp. Series A (b).................................................      2,000     107,875
  Autodesk, Inc..............................................................      1,500      44,344
  Aware, Inc. (b)............................................................      2,000      92,250
                                                                                           ---------
                                                                                             244,469
                                                                                           ---------
ELECTRICAL EQUIPMENT--3.7%
  Honeywell, Inc.............................................................      3,000     347,625
                                                                                           ---------
ELECTRONICS (SEMICONDUCTORS)--1.1%
  Dallas Semiconductor Corp..................................................      2,000     101,000
                                                                                           ---------
ENTERTAINMENT--2.7%
  Royal Caribbean Cruises Ltd................................................      3,300     144,375
  Walt Disney Co. (The)......................................................      3,500     107,844
                                                                                           ---------
                                                                                             252,219
                                                                                           ---------
FINANCIAL (DIVERSIFIED)--7.0%
  Citigroup, Inc.............................................................      6,000     285,000
  Fannie Mae.................................................................      1,350      92,306
  SLM Holding Corp...........................................................      6,000     274,875
                                                                                           ---------
                                                                                             652,181
                                                                                           ---------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.8%
  Lilly (Eli) & Co...........................................................      1,000      71,625
                                                                                           ---------

                                                                                SHARES       VALUE
                                                                               ---------   ---------
HEALTH CARE (GENERIC AND OTHER)--2.1%
  Mylan Laboratories, Inc....................................................      7,500   $ 198,750
                                                                                           ---------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.4%
  Tenet Healthcare Corp. (b).................................................      7,000     129,937
                                                                                           ---------
HEALTH CARE (MANAGED CARE)--1.0%
  Aetna, Inc.................................................................      1,000      89,438
                                                                                           ---------
INSURANCE (MULTI-LINE)--6.0%
  American International Group, Inc..........................................      2,500     292,656
  CIGNA Corp.................................................................      1,800     160,200
  Hartford Financial Services Group, Inc. (The)..............................      1,800     104,963
                                                                                           ---------
                                                                                             557,819
                                                                                           ---------
INSURANCE (PROPERTY-CASUALTY)--1.5%
  Chubb Corp. (The)..........................................................      2,000     139,000
                                                                                           ---------
INVESTMENT BANKING/BROKERAGE--0.9%
  Merrill Lynch & Co., Inc...................................................      1,000      79,938
                                                                                           ---------
LEISURE TIME (PRODUCTS)--1.4%
  Mattel, Inc................................................................      5,000     132,188
                                                                                           ---------
MACHINERY (DIVERSIFIED)--1.6%
  Caterpillar, Inc...........................................................      2,500     150,000
                                                                                           ---------
MANUFACTURING (DIVERSIFIED)--5.3%
  Corning, Inc...............................................................      3,000     210,375
  Eaton Corp.................................................................      1,800     165,600
  Illinios Tool Works, Inc...................................................      1,400     114,800
                                                                                           ---------
                                                                                             490,775
                                                                                           ---------
MANUFACTURING (SPECIALIZED)--1.8%
  Diebold, Inc...............................................................      6,000     172,500
                                                                                           ---------
OFFICE EQUIPMENT & SUPPLIES--1.2%
  Pitney Bowes, Inc..........................................................      1,800     115,650
                                                                                           ---------
PHOTOGRAPHY/IMAGING--1.2%
  Eastman Kodak Co...........................................................      1,700     115,175
                                                                                           ---------
RAILROADS--1.2%
  Union Pacific Corp.........................................................      2,000     116,625
                                                                                           ---------
REITS--1.0%
  LaSalle Hotel Properties...................................................      6,000      91,875
                                                                                           ---------
RESTAURANTS--0.9%
  McDonald's Corp............................................................      2,000      82,625
                                                                                           ---------
RETAIL (HOME SHOPPING)--0.7%
  Black Box Corp. (b)........................................................      1,300      65,163
                                                                                           ---------
RETAIL (SPECIALTY)--1.1%
  Claire's Stores, Inc.......................................................      4,000     102,500
                                                                                           ---------
RETAIL (SPECIALTY-APPAREL)--1.2%
  Talbots, Inc. (The)........................................................      3,000     114,375
                                                                                           ---------
SAVINGS & LOAN COMPANIES--0.6%
  Washington Mutual, Inc.....................................................      1,600      56,600
                                                                                           ---------
SERVICES (DATA PROCESSING)--1.0%
  First Data Corp............................................................      2,000      97,875
                                                                                           ---------
TELECOMMUNICATIONS (LONG DISTANCE)--3.4%
  AT&T Corp..................................................................      4,200     234,413
  MCI WorldCom, Inc. (b).....................................................      1,000      86,250
                                                                                           ---------
                                                                                             320,663
                                                                                           ---------
TELEPHONE--1.8%
  BellSouth Corp.............................................................      1,900      89,063
  GTE Corp...................................................................      1,000      75,750
                                                                                           ---------
                                                                                             164,813
                                                                                           ---------

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

                                                                                SHARES       VALUE
                                                                               ---------   ---------
WASTE MANAGEMENT--1.2%
  Waste Management, Inc......................................................      2,000   $ 107,500
                                                                                           ---------
TOTAL COMMON STOCKS
  (Identified cost $7,205,262)..........................................................   7,653,819
                                                                                           ---------
FOREIGN COMMON STOCKS--8.5%
AUTOMOBILES--0.5%
  DaimlerChrysler AG (Germany)...............................................        499      44,349
                                                                                           ---------
COMMUNICATIONS EQUIPMENT--5.8%
  Alcatel SA ADR (France)....................................................      5,000     141,875
  Newbridge Networks Corp. (Canada) (b)......................................      7,000     201,250
  Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden).....................
                                                                                   6,000     197,625
                                                                                           ---------
                                                                                             540,750
                                                                                           ---------
COMPUTERS (SOFTWARE & SERVICES)--1.1%
  SAP AG Sponsored ADR (Germany) (b).........................................      3,000     103,875
                                                                                           ---------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
  Telesp Celular Participacoes SA ADR (Brazil)...............................      2,400      64,200
                                                                                           ---------
TELEPHONE--0.4%
  Embratel Participacoes SA ADR (Brazil).....................................      3,000      41,625
                                                                                           ---------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $740,679)............................................................     794,799
                                                                                           ---------
UNIT INVESTMENT TRUSTS--6.4%
  Diamonds Trust Series I....................................................      3,000     328,125
  S&P 500 Depository Receipts................................................      2,000     273,906
                                                                                           ---------
                                                                                             602,031
                                                                                           ---------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $534,834)............................................................     602,031
                                                                                           ---------
TOTAL LONG-TERM INVESTMENTS--96.9%
  (Identified cost $8,480,775)..........................................................   9,050,649
                                                                                           ---------

                                                       STANDARD                   PAR
                                                       & POOR'S                  VALUE
                                                        RATING                   (000)       VALUE
                                                      -----------              ---------   ----------
SHORT-TERM OBLIGATIONS--3.4%
COMMERCIAL PAPER--3.4%
  Corporate Asset Funding Co., Inc.
    5.55%, 7/1/99.......................  A-1+                                 $    315    $  315,000
                                                                                           ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $315,000)............................................................      315,000
                                                                                           ----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $8,795,775)..........................................................    9,365,649(a)
  Cash and receivables, less liabilities--(0.3%)........................................      (26,034)
                                                                                           ----------
NET ASSETS--100.0%......................................................................   $9,339,615
                                                                                           ----------
                                                                                           ----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $949,075 and gross depreciation of $399,601 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $8,816,175.
(b)  Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $8,795,775)...............................................  $   9,365,649
Cash........................................................          3,670
Receivables
  Dividends and interest....................................         13,021
  Funds shares sold.........................................            227
Prepaid expenses............................................            181
                                                              -------------
    Total assets............................................      9,382,748
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................            373
  Investment advisory fee...................................         16,414
  Trustees' fee.............................................          7,309
  Financial agent fee.......................................          1,808
Accrued expenses............................................         17,229
                                                              -------------
    Total liabilities.......................................         43,133
                                                              -------------
NET ASSETS..................................................  $   9,339,615
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   7,932,417
  Undistributed net investment income.......................         15,321
  Accumulated net realized gain.............................        822,003
  Net unrealized appreciation...............................        569,874
                                                              -------------
NET ASSETS..................................................  $   9,339,615
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        802,104
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       11.64
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $  57,177
  Interest..................................................      3,314
  Foreign taxes withheld....................................       (420)
                                                              ---------
    Total investment income.................................     60,071
                                                              ---------
EXPENSES
  Investment advisory fee...................................     29,952
  Financial agent fee.......................................     21,312
  Professional..............................................     13,836
  Trustees..................................................      9,917
  Custodian.................................................      7,359
  Printing..................................................      6,015
  Miscellaneous.............................................      2,500
                                                              ---------
    Total expenses..........................................     90,891
    Less expense borne by investment adviser................    (54,518)
                                                              ---------
    Net expenses............................................     36,373
                                                              ---------
NET INVESTMENT INCOME.......................................     23,698
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................    932,641
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (426,715)
                                                              ---------
NET GAIN ON INVESTMENTS.....................................    505,926
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 529,624
                                                              ---------
                                                              ---------

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED        FROM INCEPTION
                                                                 6/30/99         3/2/98 TO
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      23,698    $      37,497
  Net realized gain (loss)..................................        932,641         (110,638)
  Net change in unrealized appreciation (depreciation)......       (426,715)         996,589
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................        529,624          923,448
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (7,989)         (37,497)
  In excess of net investment income........................             --             (388)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (7,989)         (37,885)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (343,460 and 990,498 shares,
    respectively)...........................................      3,905,237        9,960,882
  Net asset value of shares issued from reinvestment of
    distributions (692 and 3,586 shares, respectively)......          7,989           37,885
  Cost of shares repurchased (406,270 and 129,862 shares,
    respectively)...........................................     (4,628,233)      (1,351,343)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       (715,007)       8,647,424
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       (193,372)       9,532,987
NET ASSETS
  Beginning of period.......................................      9,532,987               --
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $15,321 AND DISTRIBUTIONS IN EXCESS OF
    NET INVESTMENT INCOME OF ($388), RESPECTIVELY)..........  $   9,339,615    $   9,532,987
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                SIX MONTHS
                                                                  ENDED        FROM INCEPTION
                                                                 6/30/99         3/2/98 TO
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
Net asset value, beginning of period........................  $       11.03    $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.03(3)          0.05(3)
  Net realized and unrealized gain (loss)...................           0.59             1.03
                                                                    -------          -------
    TOTAL FROM INVESTMENT OPERATIONS........................           0.62             1.08
                                                                    -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.01)           (0.05)
                                                                    -------          -------
    TOTAL DISTRIBUTIONS.....................................          (0.01)           (0.05)
                                                                    -------          -------
CHANGE IN NET ASSET VALUE...................................           0.61             1.03
                                                                    -------          -------
NET ASSET VALUE, END OF PERIOD..............................  $       11.64    $       11.03
                                                                    -------          -------
                                                                    -------          -------

Total return................................................           5.65%(2)         10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................         $9,340           $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           0.85%(1)          0.85%(1)
  Net investment income.....................................           0.55%(1)          0.85%(1)
Portfolio turnover rate.....................................             81%(2)            77%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.13 per share, respectively.

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                        SHARES       VALUE
                                                                        -------   ------------
COMMON STOCKS--93.4%
AEROSPACE/DEFENSE--1.2%
  Boeing Co. (The)....................................................   4,900    $    216,519
  Cordant Technologies, Inc...........................................   2,200          99,412
  General Dynamics Corp...............................................   5,000         342,500
  Goodrich (B.F.) Co. (The)...........................................   5,200         221,000
  Northrop Grumman Corp...............................................     400          26,525
                                                                                  ------------
                                                                                       905,956
                                                                                  ------------
AIRLINES--0.2%
  Alaska Air Group, Inc. (b)..........................................     400          16,700
  COMAIR Holdings, Inc................................................   3,000          62,437
  Delta Air Lines, Inc................................................   1,000          57,625
  SkyWest, Inc........................................................   1,400          34,912
                                                                                  ------------
                                                                                       171,674
                                                                                  ------------
ALUMINUM--0.2%
  Alcoa, Inc..........................................................   2,700         167,062
                                                                                  ------------
AUTO PARTS & EQUIPMENT--0.2%
  Arvin Industries, Inc...............................................   1,700          64,387
  ITT Industries, Inc.................................................     800          30,500
  Meritor Automotive, Inc.............................................   2,000          51,000
                                                                                  ------------
                                                                                       145,887
                                                                                  ------------
AUTOMOBILES--3.2%
  Ford Motor Co.......................................................  25,600       1,444,800
  General Motors Corp.................................................  14,900         983,400
                                                                                  ------------
                                                                                     2,428,200
                                                                                  ------------
BANKS (MAJOR REGIONAL)--3.1%
  Bank of New York Co., Inc. (The)....................................   3,300         121,069
  Bank One Corp.......................................................  19,200       1,143,600
  First Union Corp....................................................  12,300         578,100
  Fleet Financial Group, Inc..........................................   9,300         412,687
  Mellon Bank Corp....................................................   2,800         101,850
                                                                                  ------------
                                                                                     2,357,306
                                                                                  ------------
BANKS (MONEY CENTER)--4.1%
  Bank of America Corp................................................  10,800         791,775
  Chase Manhattan Corp. (The).........................................  20,100       1,741,162
  Morgan (J.P.) & Co., Inc............................................   4,300         604,150
                                                                                  ------------
                                                                                     3,137,087
                                                                                  ------------
BANKS (REGIONAL)--1.1%
  City National Corp..................................................   5,300         198,419
  Cullen/Frost Bankers, Inc...........................................   5,200         143,325
  UnionBanCal Corp....................................................  14,400         520,200
                                                                                  ------------
                                                                                       861,944
                                                                                  ------------
BEVERAGES (ALCOHOLIC)--0.7%
  Anheuser-Busch Companies, Inc.......................................   6,000         425,625
  Coors (Adolph) Co. Class B..........................................   2,000          99,000
                                                                                  ------------
                                                                                       524,625
                                                                                  ------------
BIOTECHNOLOGY--0.7%
  Amgen, Inc. (b).....................................................   6,600         401,775
  Biogen, Inc. (b)....................................................     400          25,725
  Chiron Corp. (b)....................................................   2,900          60,175
  Genzyme Corp. (b)...................................................     300          14,550
  Genzyme Surgical Products (b).......................................      54             237
  IDEXX Laboratories, Inc. (b)........................................   2,200          51,287
                                                                                  ------------
                                                                                       553,749
                                                                                  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
  CBS Corp. (b).......................................................   8,800         382,250
  Chris-Craft Industries, Inc. (b)....................................   1,545    $     72,808
                                                                                  ------------
                                                                                       455,058
                                                                                  ------------

                                                                        SHARES       VALUE
                                                                        -------   ------------
BUILDING MATERIALS--0.4%
  Masco Corp..........................................................   6,100         176,137
  Owens Corning.......................................................   3,700         127,187
                                                                                  ------------
                                                                                       303,324
                                                                                  ------------
CHEMICALS--0.2%
  Solutia, Inc........................................................   8,500         181,156
                                                                                  ------------
CHEMICALS (SPECIALTY)--0.4%
  Crompton & Knowles Corp.............................................   5,100          99,769
  Geon Co.............................................................   2,200          70,950
  W.R. Grace & Co. (b)................................................   7,200         132,300
                                                                                  ------------
                                                                                       303,019
                                                                                  ------------
COMMUNICATIONS EQUIPMENT--2.7%
  Comverse Technology, Inc. (b).......................................   3,000         226,500
  General Instrument Corp. (b)........................................   5,300         225,250
  Lucent Technologies, Inc............................................  16,400       1,105,975
  Motorola, Inc.......................................................   3,900         369,525
  Tellabs, Inc. (b)...................................................   1,200          81,075
                                                                                  ------------
                                                                                     2,008,325
                                                                                  ------------
COMPUTERS (HARDWARE)--5.4%
  Adaptec, Inc. (b)...................................................   2,600          91,812
  Apple Computer, Inc. (b)............................................   9,100         421,444
  Compaq Computer Corp................................................   7,200         170,550
  Dell Computer Corp. (b).............................................  11,400         421,800
  Electronics for Imaging, Inc. (b)...................................   1,000          51,375
  Gateway, Inc. (b)...................................................   1,800         106,200
  Hewlett-Packard Co..................................................  10,400       1,045,200
  International Business Machines Corp................................  11,700       1,512,225
  NCR Corp. (b).......................................................   3,100         151,319
  Sun Microsystems, Inc. (b)..........................................   1,800         123,975
                                                                                  ------------
                                                                                     4,095,900
                                                                                  ------------
COMPUTERS (NETWORKING)--1.3%
  3Com Corp. (b)......................................................   1,000          26,687
  Cisco Systems, Inc. (b).............................................  14,800         954,600
                                                                                  ------------
                                                                                       981,287
                                                                                  ------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b).......................................................   3,600         198,000
  Seagate Technology, Inc. (b)........................................   3,900          99,937
  Xircom, Inc. (b)....................................................     100           3,006
                                                                                  ------------
                                                                                       300,943
                                                                                  ------------
COMPUTERS (SOFTWARE & SERVICES)--6.3%
  Adobe Systems, Inc..................................................     100           8,216
  America Online, Inc. (b)............................................   4,900         541,450
  BMC Software, Inc. (b)..............................................   3,000         162,000
  Citrix Systems, Inc. (b)............................................     400          22,600
  Computer Associates International, Inc..............................   1,600          88,000
  Computer Sciences Corp. (b).........................................     200          13,837
  Compuware Corp. (b).................................................   4,900         155,881
  Legato Systems, Inc. (b)............................................   1,600          92,400
  Microsoft Corp. (b).................................................  32,600       2,940,112
  New Era of Networks, Inc. (b).......................................     700          30,756
  Novell, Inc. (b)....................................................   2,500          66,250
  Oracle Corp. (b)....................................................   5,900         219,037
  Rational Software Corp. (b).........................................     100           3,294
  Siebel Systems, Inc. (b)............................................   1,100          73,012
  Sterling Software, Inc. (b).........................................   1,500          40,031
  Synopsys, Inc. (b)..................................................     800          44,150

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
  Unisys Corp. (b)....................................................   7,100    $    276,456
                                                                                  ------------
                                                                                     4,777,482
                                                                                  ------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.5%
  Centex Construction Products, Inc...................................   1,400          47,775
  Lafarge Corp........................................................   4,900         173,644
  Southdown, Inc......................................................   2,000         128,500
                                                                                  ------------
                                                                                       349,919
                                                                                  ------------
CONSUMER FINANCE--0.3%
  Countrywide Credit Industries, Inc..................................   4,800         205,200
                                                                                  ------------
DISTRIBUTORS (FOOD & HEALTH)--0.6%
  AmeriSource Health Corp. Class A (b)................................   6,200         158,100
  Andrx Corp. (b).....................................................   1,400         107,975
  Bindley Western Industries, Inc.....................................   4,133          95,325
  Cardinal Health, Inc................................................     500          32,062
  SUPERVALU, Inc......................................................   3,500          89,906
                                                                                  ------------
                                                                                       483,368
                                                                                  ------------
ELECTRIC COMPANIES--4.4%
  Central & South West Corp...........................................   5,400         126,225
  Conectivity Technologies, Inc.......................................     300           7,331
  DTE Energy Co.......................................................   3,100         124,000
  Dominion Resources, Inc.............................................   2,100          90,956
  Duke Energy Corp....................................................   1,500          81,562
  Edison International................................................     500          13,375
  Energy East Corp....................................................  16,200         421,200
  GPU, Inc............................................................   4,800         202,500
  Minnesota Power, Inc................................................   7,200         143,100
  Northern States Power Co............................................   9,400         227,362
  PG&E Corp...........................................................   6,800         221,000
  Puget Sound Energy, Inc.............................................   6,200         148,800
  Texas Utilities Co..................................................  24,300       1,002,375
  Unicom Corp.........................................................   3,400         131,112
  UtiliCorp United, Inc...............................................  17,200         418,175
                                                                                  ------------
                                                                                     3,359,073
                                                                                  ------------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co.................................................  16,400       1,853,200
  Rockwell International Corp.........................................   2,100         127,575
                                                                                  ------------
                                                                                     1,980,775
                                                                                  ------------
ELECTRONICS (SEMICONDUCTORS)--2.8%
  Intel Corp..........................................................  26,800       1,594,600
  Micron Technology, Inc. (b).........................................     500          20,156
  Texas Instruments, Inc..............................................   3,100         449,500
  Vitesse Semiconductor Corp. (b).....................................     300          20,231
                                                                                  ------------
                                                                                     2,084,487
                                                                                  ------------
ENGINEERING & CONSTRUCTION--0.0%
  McDermott International, Inc........................................     300           8,475
                                                                                  ------------
ENTERTAINMENT--0.9%
  Time Warner, Inc....................................................   3,000         220,500
  Viacom, Inc. Class B (b)............................................  10,600         466,400
                                                                                  ------------
                                                                                       686,900
                                                                                  ------------
EQUIPMENT (SEMICONDUCTOR)--0.4%
  Applied Materials, Inc. (b).........................................   3,000         221,625
  Teradyne, Inc. (b)..................................................     900          64,575
                                                                                  ------------
                                                                                       286,200
                                                                                  ------------
FINANCIAL (DIVERSIFIED)--5.7%
  Ambac Financial Group, Inc..........................................   4,000         228,500
  American Express Co.................................................   1,000         130,125
  Citigroup, Inc......................................................  36,300       1,724,250
  Fannie Mae..........................................................  11,600         793,150
  Freddie Mac.........................................................  11,400         661,200
  Morgan Stanley Dean Witter & Co.....................................   7,800         799,500
                                                                                  ------------
                                                                                     4,336,725
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
FOODS--1.2%
  Earthgrains Co. (The)...............................................   6,700    $    172,944
  General Mills, Inc..................................................     500          40,187
  Hormel Foods Corp...................................................   6,300         253,575
  Keebler Foods Co. (b)...............................................     400          12,150
  Quaker Oats Co. (The)...............................................   5,800         384,975
  Tyson Foods, Inc. Class A...........................................   1,800          40,500
                                                                                  ------------
                                                                                       904,331
                                                                                  ------------
GOLD & PRECIOUS METALS MINING--0.1%
  Placer Dome, Inc....................................................   3,100          36,619
                                                                                  ------------
HARDWARE & TOOLS--0.2%
  Black & Decker Corp. (The)..........................................   2,200         138,875
                                                                                  ------------
HEALTH CARE (DIVERSIFIED)--4.0%
  Abbott Laboratories.................................................   3,200         145,600
  Allergan, Inc.......................................................   1,700         188,700
  American Home Products Corp.........................................   2,500         143,750
  Bristol-Myers Squibb Co.............................................  16,500       1,162,219
  Johnson & Johnson...................................................   6,400         627,200
  Mallinckrodt, Inc...................................................   3,100         112,762
  Warner-Lambert Co...................................................   8,800         610,500
                                                                                  ------------
                                                                                     2,990,731
                                                                                  ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.3%
  Lilly (Eli) & Co....................................................   5,400         386,775
  Medicis Pharmaceutical Corp. Class A (b)............................   2,900          73,587
  Merck & Co., Inc....................................................   6,900         510,600
  Pfizer, Inc.........................................................   3,900         428,025
  Pharmacia & Upjohn, Inc.............................................   9,600         545,400
  Schering-Plough Corp................................................  10,000         530,000
                                                                                  ------------
                                                                                     2,474,387
                                                                                  ------------
HEALTH CARE (GENERIC AND OTHER)--0.2%
  MedImmune, Inc. (b).................................................   1,300          88,075
  Mylan Laboratories, Inc.............................................   1,500          39,750
                                                                                  ------------
                                                                                       127,825
                                                                                  ------------
HEALTH CARE (MANAGED CARE)--0.8%
  Aetna, Inc..........................................................     700          62,606
  Oxford Health Plans, Inc. (b).......................................   5,200          80,925
  PacifiCare Health Systems, Inc. (b).................................   3,100         223,006
  Trigon Healthcare, Inc. (b).........................................   3,800         138,225
  Wellpoint Health Networks, Inc. (b).................................   1,600         135,800
                                                                                  ------------
                                                                                       640,562
                                                                                  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Baxter International, Inc...........................................   1,600          97,000
  Ocular Sciences, Inc. (b)...........................................     400           6,950
  Patterson Dental Co. (b)............................................   2,300          79,925
                                                                                  ------------
                                                                                       183,875
                                                                                  ------------
HOMEBUILDING--0.3%
  Centex Corp.........................................................   3,300         123,956
  Horton (D.R.), Inc..................................................     600           9,975
  Kaufman and Broad Home Corp.........................................     400           9,950
  Lennar Corp.........................................................   1,400          33,600
  Pulte Corp..........................................................   2,600          59,963
                                                                                  ------------
                                                                                       237,444
                                                                                  ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.2%
  Maytag Corp.........................................................   1,400          97,563
  Whirlpool Corp......................................................   1,100          81,400
                                                                                  ------------
                                                                                       178,963
                                                                                  ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.4%
  Church & Dwight Co., Inc............................................   5,200         226,200
  Kimberly-Clark Corp.................................................   9,500         541,500
  Procter & Gamble Co. (The)..........................................   3,300         294,525
                                                                                  ------------
                                                                                     1,062,225
                                                                                  ------------

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
HOUSEWARES--0.3%
  Tupperware Corp.....................................................  10,200    $    260,100
                                                                                  ------------
INSURANCE (LIFE/HEALTH)--1.0%
  Lincoln National Corp...............................................  14,200         742,838
                                                                                  ------------
INSURANCE (MULTI-LINE)--0.3%
  Hartford Financial Services Group, Inc. (The).......................   2,600         151,613
  Loews Corp..........................................................   1,100          87,038
                                                                                  ------------
                                                                                       238,651
                                                                                  ------------
INSURANCE (PROPERTY-CASUALTY)--0.5%
  Allstate Corp. (The)................................................   9,700         347,988
                                                                                  ------------
INSURANCE BROKERS--1.3%
  Gallagher (Arthur J.) & Co..........................................   5,400         267,300
  Marsh & McLennan Companies, Inc.....................................   9,700         732,350
                                                                                  ------------
                                                                                       999,650
                                                                                  ------------
INVESTMENT BANKING/BROKERAGE--1.1%
  Bear Stearns Companies, Inc. (The)..................................     900          42,075
  Edwards (A.G.), Inc.................................................     800          25,800
  Lehman Brothers Holdings, Inc.......................................   1,400          87,150
  Merrill Lynch & Co., Inc............................................   5,600         447,650
  Schwab (Charles) Corp...............................................   2,100         230,738
                                                                                  ------------
                                                                                       833,413
                                                                                  ------------
INVESTMENT MANAGEMENT--0.2%
  Equitable Companies, Inc. (The).....................................   2,400         160,800
                                                                                  ------------
LEISURE TIME (PRODUCTS)--0.1%
  Hasbro, Inc.........................................................   2,400          67,050
                                                                                  ------------
MACHINERY (DIVERSIFIED)--1.0%
  Ingersoll-Rand Co...................................................   3,800         245,575
  Manitowoc Co., Inc. (The)...........................................   1,500          62,438
  Mettler-Toledo International, Inc. (b)..............................   5,700         141,431
  Tecumseh Products Co. Class A.......................................   3,700         224,081
  Terex Corp. (b).....................................................   2,800          85,225
                                                                                  ------------
                                                                                       758,750
                                                                                  ------------
MANUFACTURING (DIVERSIFIED)--2.2%
  AlliedSignal, Inc...................................................   3,600         226,800
  Crane Co............................................................   2,800          88,025
  National Service Industries, Inc....................................   2,900         104,400
  Pentair, Inc........................................................   1,700          77,775
  Premark International, Inc..........................................   7,700         288,750
  Tyco International Ltd..............................................   5,800         549,550
  United Technologies Corp............................................   5,000         358,438
                                                                                  ------------
                                                                                     1,693,738
                                                                                  ------------
MANUFACTURING (SPECIALIZED)--0.2%
  Briggs & Stratton Corp..............................................   1,400          80,850
  York International Corp.............................................   2,400         102,750
                                                                                  ------------
                                                                                       183,600
                                                                                  ------------
NATURAL GAS--1.1%
  MDU Resources Group, Inc............................................   3,800          86,688
  Sempra Energy.......................................................  18,100         409,513
  Southwest Gas Corp..................................................  10,900         312,013
                                                                                  ------------
                                                                                       808,214
                                                                                  ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.4%
  Apache Corp.........................................................   7,600         296,400
                                                                                  ------------
OIL (DOMESTIC INTEGRATED)--0.9%
  Atlantic Richfield Co...............................................   5,100         426,169
  Unocal Corp.........................................................   6,800         269,450
                                                                                  ------------
                                                                                       695,619
                                                                                  ------------
OIL (INTERNATIONAL INTEGRATED)--1.6%
  Chevron Corp........................................................   4,000         380,750
  Exxon Corp..........................................................   7,900         609,288
  Texaco, Inc.........................................................   3,000         187,500
                                                                                  ------------
                                                                                     1,177,538
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
PAPER & FOREST PRODUCTS--0.6%
  Georgia-Pacific Group...............................................   3,400    $    161,075
  Louisiana-Pacific Corp..............................................  11,600         275,500
                                                                                  ------------
                                                                                       436,575
                                                                                  ------------
PHOTOGRAPHY/IMAGING--0.4%
  Eastman Kodak Co....................................................   5,000         338,750
                                                                                  ------------
PUBLISHING (NEWSPAPERS)--0.3%
  Knight-Ridder, Inc..................................................   2,900         159,319
  Times Mirror Co. (The) Class A......................................   1,300          77,025
                                                                                  ------------
                                                                                       236,344
                                                                                  ------------
RAILROADS--0.5%
  Union Pacific Corp..................................................   6,500         379,031
                                                                                  ------------
RESTAURANTS--0.1%
  Bob Evans Farms, Inc................................................   3,400          67,575
                                                                                  ------------
RETAIL (BUILDING SUPPLIES)--1.0%
  Home Depot, Inc. (The)..............................................   9,400         605,713
  Lowe's Companies, Inc...............................................   2,100         119,044
                                                                                  ------------
                                                                                       724,757
                                                                                  ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Best Buy Co., Inc. (b)..............................................   2,800         189,000
                                                                                  ------------
RETAIL (DISCOUNTERS)--0.1%
  Family Dollar Stores, Inc...........................................     400           9,600
  Ross Stores, Inc....................................................   1,100          55,413
                                                                                  ------------
                                                                                        65,013
                                                                                  ------------
RETAIL (FOOD CHAINS)--0.1%
  Safeway, Inc. (b)...................................................   1,000          49,500
                                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Kmart Corp. (b).....................................................   3,800          62,463
  Sears, Roebuck & Co.................................................   7,400         329,763
  Wal-Mart Stores, Inc................................................  31,900       1,539,175
                                                                                  ------------
                                                                                     1,931,401
                                                                                  ------------
RETAIL (SPECIALTY)--0.3%
  Claire's Stores, Inc................................................   2,900          74,313
  Toys "R" Us, Inc. (b)...............................................   1,800          37,238
  Zale Corp. (b)......................................................   2,000          80,000
                                                                                  ------------
                                                                                       191,551
                                                                                  ------------
RETAIL (SPECIALTY-APPAREL)--0.7%
  AnnTaylor Stores Corp. (b)..........................................   1,600          72,000
  Gap, Inc. (The).....................................................   4,200         211,575
  TJX Companies, Inc. (The)...........................................   7,100         236,519
                                                                                  ------------
                                                                                       520,094
                                                                                  ------------
SAVINGS & LOAN COMPANIES--0.0%
  GreenPoint Financial Corp...........................................     800          26,250
                                                                                  ------------
SERVICES (ADVERTISING/MARKETING)--0.3%
  ACNielsen Corp. (b).................................................     600          18,150
  Omnicom Group, Inc..................................................   1,300         104,000
  Snyder Communications, Inc. (b).....................................   3,600         117,900
                                                                                  ------------
                                                                                       240,050
                                                                                  ------------
SERVICES (COMMERCIAL & CONSUMER)--1.1%
  H&R Block, Inc......................................................   5,400         270,000
  Hertz Corp. (The) Class A...........................................   1,500          93,000
  Metzler Group, Inc. (The) (b).......................................   3,300          91,163
  Ogden Corp..........................................................  10,100         272,069
  Viad Corp...........................................................   3,500         108,281
                                                                                  ------------
                                                                                       834,513
                                                                                  ------------
SERVICES (COMPUTER SYSTEMS)--0.1%
  SunGard Data Systems, Inc. (b)......................................   2,600          89,700
                                                                                  ------------
SERVICES (DATA PROCESSING)--0.3%
  Concord EFS, Inc. (b)...............................................   3,000         126,938
  NOVA Corp. (b)......................................................   1,700          42,500

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
SERVICES (DATA PROCESSING)--CONTINUED
  Paychex, Inc........................................................   1,800    $     57,375
                                                                                  ------------
                                                                                       226,813
                                                                                  ------------
SPECIALTY PRINTING--0.7%
  Deluxe Corp.........................................................  13,400         521,763
                                                                                  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.8%
  AT&T Corp...........................................................  24,300       1,356,244
  MCI WorldCom, Inc. (b)..............................................   8,600         741,750
                                                                                  ------------
                                                                                     2,097,994
                                                                                  ------------
TELEPHONE--5.0%
  Ameritech Corp......................................................   6,300         463,050
  Bell Atlantic Corp..................................................  10,700         699,513
  BellSouth Corp......................................................  20,800         975,000
  GTE Corp............................................................   6,100         462,075
  SBC Communications, Inc.............................................  21,000       1,218,000
                                                                                  ------------
                                                                                     3,817,638
                                                                                  ------------
TEXTILES (APPAREL)--0.4%
  Jones Apparel Group, Inc. (b).......................................   3,900         133,819
  Tommy Hilfiger Corp. (b)............................................   2,700         198,450
                                                                                  ------------
                                                                                       332,269
                                                                                  ------------
TOBACCO--0.9%
  Philip Morris Companies, Inc........................................  17,700         711,319
                                                                                  ------------
TRUCKS & PARTS--0.1%
  PACCAR, Inc.........................................................     800          42,700
                                                                                  ------------
TOTAL COMMON STOCKS
  (Identified cost $61,063,212)................................................     70,751,892
                                                                                  ------------
FOREIGN COMMON STOCKS--2.5%
COMMUNICATIONS EQUIPMENT--0.3%
  Nortel Networks Corp. (Canada)......................................   2,900         251,756
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
FOODS--0.7%
  Unilever NV NY Registered Shares (Netherlands)......................   7,200    $    502,200
                                                                                  ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
  BP Amoco PLC Sponsored ADR (United Kingdom).........................   2,900         314,650
  Royal Dutch Petroleum Co. NY Registered Shares (Netherlands)........
                                                                        14,000         843,500
                                                                                  ------------
                                                                                     1,158,150
                                                                                  ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,784,418).................................................      1,912,106
                                                                                  ------------
UNIT INVESTMENT TRUSTS--3.1%
  S&P 500 Depository Receipts.........................................  17,000       2,328,203
                                                                                  ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $2,115,065).................................................      2,328,203
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS--99.0%
  (Identified cost $64,962,695)................................................     74,992,201
                                                                                  ------------

                                                     STANDARD          PAR
                                                     & POOR'S         VALUE
                                                      RATING          (000)
                                                    -----------   -------------
SHORT-TERM OBLIGATIONS--1.8%
COMMERCIAL PAPER--1.8%
  Corporate Asset Funding Co., Inc. 5.55%,
    7/1/99........................................  A-1+          $       1,325         1,325,000
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,325,000).................................................         1,325,000
                                                                                  ---------------
TOTAL INVESTMENTS--100.8%
  (Identified cost $66,287,695)................................................        76,317,201(a)
  Cash and receivables, less liabilities--(0.8%)...............................          (593,636)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $    75,723,565
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,298,159 and gross depreciation of $1,347,113 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purpose was $66,366,155.
(b)  Non-income producing.

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $66,287,695)....................................  $  76,317,201
Cash..............................................          3,522
Receivables
  Investment securities sold......................        197,271
  Fund shares sold................................        162,072
  Dividends and interest..........................        101,703
Prepaid expenses..................................            781
                                                    -------------
    Total assets..................................     76,782,550
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................        973,036
  Fund shares repurchased.........................         14,295
  Investment advisory fee.........................         20,263
  Financial agent fee.............................          7,790
  Trustees' fee...................................          7,353
Accrued expenses..................................         36,248
                                                    -------------
    Total liabilities.............................      1,058,985
                                                    -------------
NET ASSETS........................................  $  75,723,565
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $  64,983,524
  Undistributed net investment income.............        184,139
  Accumulated net realized gain...................        526,396
  Net unrealized appreciation.....................     10,029,506
                                                    -------------
NET ASSETS........................................  $  75,723,565
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................      5,720,789
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       13.24
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $     463,295
  Interest..................................................         26,185
                                                              -------------
    Total investment income.................................        489,480
                                                              -------------
EXPENSES
  Investment advisory fee...................................        201,153
  Financial agent fee.......................................         41,297
  Custodian.................................................         24,303
  Professional..............................................         14,035
  Trustees..................................................          9,917
  Printing..................................................          6,706
  Miscellaneous.............................................          4,441
                                                              -------------
    Total expenses..........................................        301,852
    Less expenses borne by investment adviser...............        (57,585)
                                                              -------------
    Net expenses............................................        244,267
                                                              -------------
NET INVESTMENT INCOME.......................................        245,213
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................        929,528
  Net realized gains on written options.....................         26,978
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      4,983,814
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      5,940,320
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   6,185,533
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS     FROM INCEPTION
                                                              ENDED 6/30/99      3/2/98 TO
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      245,213   $     159,891
  Net realized gain (loss)..................................         956,506        (430,367)
  Net change in unrealized appreciation (depreciation)......       4,983,814       5,045,692
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       6,185,533       4,775,216
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (56,685)       (159,891)
  In excess of net investment income........................              --          (4,132)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (56,685)       (164,023)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,226,355 and 4,102,319
    shares, respectively)...................................      40,144,602      43,754,814
  Net asset value of shares issued from reinvestment of
    distributions (4,358 and 14,099 shares, respectively)...          56,685         164,023
  Cost of shares repurchased (1,000,218 and 626,124 shares,
    respectively)...........................................     (12,466,719)     (6,669,881)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      27,734,568      37,248,956
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      33,863,416      41,860,149
NET ASSETS
  Beginning of period.......................................      41,860,149              --
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $184,139 AND DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($4,389), RESPECTIVELY)............  $   75,723,565   $  41,860,149
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                SIX MONTHS     FROM INCEPTION
                                                              ENDED 6/30/99      3/2/98 TO
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
Net asset value, beginning of period........................  $       11.99    $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.04(3)          0.05(3)
  Net realized and unrealized gain (loss)...................           1.22             1.99
                                                                    -------          -------
    TOTAL FROM INVESTMENT OPERATIONS........................           1.26             2.04
                                                                    -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.01)           (0.05)
                                                                    -------          -------
    TOTAL DISTRIBUTIONS.....................................          (0.01)           (0.05)
                                                                    -------          -------
CHANGE IN NET ASSET VALUE...................................           1.25             1.99
                                                                    -------          -------
NET ASSET VALUE, END OF PERIOD..............................         $13.24           $11.99
                                                                    -------          -------
                                                                    -------          -------
Total return................................................          10.45%(2)         20.45%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $75,724          $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           0.85%(1)          0.85%(1)
  Net investment income.....................................           0.85%(1)          1.02%(1)
Portfolio turnover rate.....................................             33%(2)            81%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.01 and $0.05 per share, respectively.

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                SHARES       VALUE
                                                                               ---------   ----------
COMMON STOCKS--91.4%
AUTO PARTS & EQUIPMENT--2.9%
  Lear Corp. (b).............................................................      6,280   $  312,430
                                                                                           ----------
BANKS (MAJOR REGIONAL)--2.6%
  Comerica, Inc..............................................................      4,745      282,031
                                                                                           ----------
BANKS (REGIONAL)--3.3%
  UnionBanCal Corp...........................................................      9,840      355,470
                                                                                           ----------
BIOTECHNOLOGY--2.1%
  Biogen, Inc. (b)...........................................................      3,520      226,380
                                                                                           ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.4%
  Chancellor Media Corp. (b).................................................      4,770      262,946
                                                                                           ----------
CHEMICALS (SPECIALTY)--2.7%
  Hercules, Inc..............................................................      7,530      296,023
                                                                                           ----------
COMMUNICATIONS EQUIPMENT--18.0%
  ADC Telecommunications, Inc. (b)...........................................      6,820      310,736
  American Tower Corp. Class A (b)...........................................     12,760      306,240
  Comverse Technology, Inc. (b)..............................................      4,275      322,762
  Copper Mountain Networks, Inc. (b).........................................      2,500      193,125
  Crown Castle International Corp. (b).......................................     10,620      221,029
  EchoStar Communications Corp. (b)..........................................      1,290      197,934
  QUALCOMM, Inc. (b).........................................................      2,750      394,625
                                                                                           ----------
                                                                                            1,946,451
                                                                                           ----------
COMPUTERS (SOFTWARE & SERVICES)--1.1%
  International Integration, Inc. (b)........................................      5,170      116,325
                                                                                           ----------
DISTRIBUTORS (FOOD & HEALTH)--2.1%
  WESCO International, Inc. (b)..............................................     11,040      226,320
                                                                                           ----------
ELECTRICAL EQUIPMENT--4.0%
  SPX Corp. (b)..............................................................      3,570      298,095
  Universal Electronics, Inc. (b)............................................      4,950      138,909
                                                                                           ----------
                                                                                              437,004
                                                                                           ----------
ELECTRONICS (SEMICONDUCTORS)--7.6%
  RF Micro Devices, Inc. (b).................................................      6,400      477,600
  Xilinx, Inc. (b)...........................................................      6,110      349,798
                                                                                           ----------
                                                                                              827,398
                                                                                           ----------
EQUIPMENT (SEMICONDUCTOR)--3.4%
  KLA-Tencor Corp. (b).......................................................      5,710      370,436
                                                                                           ----------
HEALTH CARE (MANAGED CARE)--3.0%
  Wellpoint Health Networks, Inc. (b)........................................      3,760      319,130
                                                                                           ----------
INVESTMENT BANKING/BROKERAGE--2.9%
  Donaldson, Lufkin & Jenrette, Inc..........................................      5,250      316,313
                                                                                           ----------

                                                                                SHARES       VALUE
                                                                               ---------   ----------
OIL & GAS (DRILLING & EQUIPMENT)--6.6%
  Nabors Industries, Inc. (b)................................................     13,850   $  338,459
  Weatherford International, Inc. (b)........................................     10,210      373,941
                                                                                           ----------
                                                                                              712,400
                                                                                           ----------
PAPER & FOREST PRODUCTS--5.9%
  Mead Corp. (The)...........................................................      9,170      382,848
  Smurfit-Stone Container Corp. (b)..........................................     12,350      253,947
                                                                                           ----------
                                                                                              636,795
                                                                                           ----------
RETAIL (COMPUTERS & ELECTRONICS)--7.0%
  Best Buy Co., Inc. (b).....................................................      5,500      371,250
  Tandy Corp.................................................................      7,940      388,068
                                                                                           ----------
                                                                                              759,318
                                                                                           ----------
RETAIL (SPECIALTY-APPAREL)--6.8%
  Abercrombie & Fitch Co. Class A (b)........................................      8,580      411,840
  TJX Companies, Inc. (The)..................................................      9,870      328,794
                                                                                           ----------
                                                                                              740,634
                                                                                           ----------
SERVICES (ADVERTISING/MARKETING)--4.0%
  Outdoor Systems, Inc. (b)..................................................     11,755      429,058
                                                                                           ----------
SERVICES (DATA PROCESSING)--3.0%
  Concord EFS, Inc. (b)......................................................      7,600      321,575
                                                                                           ----------
TOTAL COMMON STOCKS
  (Identified cost $8,108,227)..........................................................    9,894,437
                                                                                           ----------
TOTAL LONG-TERM INVESTMENTS--91.4%
  (Identified cost $8,108,227)..........................................................    9,894,437
                                                                                           ----------

                                                     STANDARD         PAR
                                                     & POOR'S        VALUE
                                                      RATING         (000)
                                                    -----------   -----------
SHORT-TERM OBLIGATIONS--8.7%
COMMERCIAL PAPER--8.7%
  CXC, Inc 5.80%, 7/1/99..........................  A-1+          $      300         300,000
  Corporate Asset Funding Co., Inc. 5.55%,
    7/1/99........................................  A-1+                 345         345,000
  Exxon Imperial Funding U.S., Inc. 5.80%,
    7/1/99........................................  A-1+                 300         300,000
                                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $945,000).................................................        945,000
                                                                                ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $9,053,227)...............................................     10,839,437(a)
  Cash and receivables, less liabilities--(0.1%).............................         (9,920)
                                                                                ------------
NET ASSETS--100.0%...........................................................   $ 10,829,517
                                                                                ------------
                                                                                ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,879,213 and gross depreciation of $95,718 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purpose was $9,055,942.
(b)  Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $9,053,227).....................................  $  10,839,437
Receivables
  Investment securities sold......................        212,723
  Interest and dividends..........................          3,823
  Fund shares sold................................          1,572
Prepaid expenses..................................            147
                                                    -------------
    Total assets..................................     11,057,702
                                                    -------------
LIABILITIES
Payables
  Custodian.......................................            266
  Investment securities purchased.................        167,285
  Fund shares repurchased.........................         22,919
  Trustees' fee...................................          7,353
  Financial agent fee.............................          3,132
  Investment advisory fee.........................          1,766
Accrued expenses..................................         25,464
                                                    -------------
    Total liabilities.............................        228,185
                                                    -------------
NET ASSETS........................................  $  10,829,517
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $   8,989,159
  Undistributed net investment loss...............        (14,403)
  Accumulated net realized gain...................         68,551
  Net unrealized appreciation.....................      1,786,210
                                                    -------------
NET ASSETS........................................  $  10,829,517
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................        850,942
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       12.73
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $      16,331
  Dividends.................................................         15,171
                                                              -------------
    Total investment income.................................         31,502
                                                              -------------
EXPENSES
  Investment advisory fee...................................         34,442
  Financial agent fee.......................................         21,212
  Professional..............................................         13,821
  Trustees..................................................          9,917
  Printing..................................................          6,080
  Custodian.................................................          5,911
  Miscellaneous.............................................          2,134
                                                              -------------
    Total expenses..........................................         93,517
    Less expense borne by investment adviser................        (48,309)
                                                              -------------
    Net expenses............................................         45,208
                                                              -------------
NET INVESTMENT INCOME.......................................        (13,706)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................        241,148
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        371,470
                                                              -------------
NET GAIN ON INVESTMENTS.....................................        612,618
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     598,912
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS     FROM INCEPTION
                                                              ENDED 6/30/99      3/2/98 TO
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      (13,706)  $       5,783
  Net realized gain (loss)..................................         241,148        (172,597)
  Net change in unrealized appreciation (depreciation)......         371,470       1,414,740
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................         598,912       1,247,926
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --          (5,783)
  In excess of net investment income........................              --            (697)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................              --          (6,480)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (329,638 and 958,184
    shares).................................................       3,830,683       9,826,161
  Net asset value of shares issued from reinvestment of
    distributions (0 and 557 shares)........................              --           6,480
  Cost of shares repurchased (127,904 and 309,533
    shares).................................................      (1,497,222)     (3,176,943)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       2,333,461       6,655,698
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       2,932,373       7,897,144
NET ASSETS
  Beginning of period.......................................       7,897,144              --
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($14,403) AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF ($697)).....................  $   10,829,517   $   7,897,144
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 SIX MONTHS       FROM INCEPTION
                                                               ENDED 6/30/99        3/2/98 TO
                                                                (UNAUDITED)          12/31/98
                                                              ----------------   ----------------
Net asset value, beginning of period........................  $       12.16      $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................          (0.02)(3)(4)        0.01(3)(4)
  Net realized and unrealized gain (loss)...................           0.59               2.16
                                                                    -------            -------
    TOTAL FROM INVESTMENT OPERATIONS........................           0.57               2.17
                                                                    -------            -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................             --              (0.01)
                                                                    -------            -------
    TOTAL DISTRIBUTIONS.....................................             --              (0.01)
                                                                    -------            -------
CHANGE IN NET ASSET VALUE...................................           0.57               2.16
                                                                    -------            -------
NET ASSET VALUE, END OF PERIOD..............................         $12.73      $       12.16
                                                                    -------            -------
                                                                    -------            -------
Total return................................................           4.62%(2)          12.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $10,830             $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           1.05%(1)           1.05%(1)
  Net investment income.....................................          (0.32)%(1)          0.15%(1)
Portfolio turnover rate.....................................            110%(2)            127%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.15 per share, respectively.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                SHARES       VALUE
                                                                               ---------   ----------
COMMON STOCKS--80.5%
AIR FREIGHT--3.6%
  FDX Corp. (b)..............................................................      6,400   $  347,200
                                                                                           ----------
AUTO PARTS & EQUIPMENT--2.5%
  Borg-Warner Automotive, Inc................................................      4,400      242,000
                                                                                           ----------
BANKS (MAJOR REGIONAL)--4.6%
  Mellon Bank Corp...........................................................      5,600      203,700
  Summit Bancorp.............................................................      5,600      234,150
                                                                                           ----------
                                                                                              437,850
                                                                                           ----------
BANKS (MONEY CENTER)--5.1%
  Bank of America Corp.......................................................      2,800      205,275
  Chase Manhattan Corp. (The)................................................      3,300      285,862
                                                                                           ----------
                                                                                              491,137
                                                                                           ----------
BUILDING MATERIALS--4.3%
  Armstrong World Industries, Inc............................................      3,100      179,219
  Owens Corning..............................................................      6,800      233,750
                                                                                           ----------
                                                                                              412,969
                                                                                           ----------
COMPUTERS (PERIPHERALS)--2.9%
  Storage Technology Corp. (b)...............................................     12,300      279,825
                                                                                           ----------
COMPUTERS (SOFTWARE & SERVICES)--2.8%
  Cadence Design System, Inc. (b)............................................     20,900      266,475
                                                                                           ----------
CONSTRUCTION (CEMENT & AGGREGATES)--5.3%
  Lafarge Corp...............................................................      6,800      240,975
  Southdown, Inc.............................................................      4,100      263,425
                                                                                           ----------
                                                                                              504,400
                                                                                           ----------
ELECTRIC COMPANIES--1.4%
  Western Resources, Inc.....................................................      5,000      133,125
                                                                                           ----------
ELECTRICAL EQUIPMENT--2.7%
  Harman International Industries, Inc.......................................      5,900      259,600
                                                                                           ----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--5.1%
  Arrow Electronics, Inc. (b)................................................     12,900      245,100
  Avnet, Inc.................................................................      5,300      246,450
                                                                                           ----------
                                                                                              491,550
                                                                                           ----------
FOODS--1.8%
  IBP, Inc...................................................................      7,100      168,625
                                                                                           ----------
HEALTH CARE (GENERIC AND OTHER)--5.0%
  ICN Pharmaceuticals, Inc...................................................      7,600      244,625
  Mylan Laboratories, Inc....................................................      8,900      235,850
                                                                                           ----------
                                                                                              480,475
                                                                                           ----------
HEALTH CARE (SPECIALIZED SERVICES)--1.8%
  Omnicare, Inc..............................................................     13,300      167,912
                                                                                           ----------
HOUSEHOLD FURNISHINGS & APPLIANCES--2.7%
  Maytag Corp................................................................      3,700      257,844
                                                                                           ----------
INSURANCE (PROPERTY-CASUALTY)--6.2%
  Berkley (W.R.) Corp........................................................      7,800      195,000
  Chubb Corp. (The)..........................................................      3,600      250,200
  Old Republic International Corp............................................      8,500      147,156
                                                                                           ----------
                                                                                              592,356
                                                                                           ----------

                                                                                SHARES       VALUE
                                                                               ---------   ----------
INVESTMENT BANKING/BROKERAGE--5.8%
  Merrill Lynch & Co., Inc...................................................      3,800   $  303,763
  Paine Webber Group, Inc....................................................      5,400      252,450
                                                                                           ----------
                                                                                              556,213
                                                                                           ----------
IRON & STEEL--5.4%
  Cleveland-Cliffs, Inc......................................................      5,800      187,775
  UCAR International, Inc. (b)...............................................     13,000      328,250
                                                                                           ----------
                                                                                              516,025
                                                                                           ----------
MANUFACTURING (SPECIALIZED)--2.7%
  Diebold, Inc...............................................................      9,000      258,750
                                                                                           ----------
OIL & GAS (REFINING & MARKETING)--1.5%
  Sunoco, Inc................................................................      4,800      144,900
                                                                                           ----------
RAILROADS--2.4%
  Burlington Northern Santa Fe Corp..........................................      7,400      229,400
                                                                                           ----------
RETAIL (SPECIALTY)--2.4%
  Jo-Ann Stores, Inc. Class A (b)............................................     15,200      228,000
                                                                                           ----------
TELEPHONE--2.5%
  GTE Corp...................................................................      3,200      242,400
                                                                                           ----------
TOTAL COMMON STOCKS
  (Identified cost $7,719,848)..........................................................    7,709,031
                                                                                           ----------
FOREIGN COMMON STOCKS--19.6%
AIRLINES--2.3%
  KLM Royal Dutch Airlines NV NY Registered Shares (Netherlands).............
                                                                                   7,800      222,787
                                                                                           ----------
BANKS (MONEY CENTER)--1.5%
  National Bank of Canada (Canada)...........................................     11,400      148,314
                                                                                           ----------
COMMUNICATIONS EQUIPMENT--2.4%
  ECI Telecom Ltd. (Israel)..................................................      6,800      225,675
                                                                                           ----------
ELECTRICAL EQUIPMENT--2.8%
  Koninklijke (Royal) Philips Electronics NV NY Registered Shares
    (Netherlands)............................................................      2,668      269,134
                                                                                           ----------
INSURANCE (PROPERTY-CASUALTY)--1.9%
  PartnerRe Ltd. (Bermuda)...................................................      4,800      179,400
                                                                                           ----------
MACHINERY (DIVERSIFIED)--4.1%
  New Holland NV (Netherlands)...............................................     22,700      388,738
                                                                                           ----------
OIL & GAS (DRILLING & EQUIPMENT)--2.1%
  Petroleum Geo-Services Sponsored ADR (Norway) (b)..........................     13,500      200,813
                                                                                           ----------
RAILROADS--2.5%
  Canadian National Railway Co. (Canada).....................................      3,600      241,200
                                                                                           ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,940,715)..........................................................    1,876,061
                                                                                           ----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $9,660,563)..........................................................    9,585,092(a)
  Cash and receivables, less liabilities--(0.1%)........................................       (6,255)
                                                                                           ----------
NET ASSETS--100.0%......................................................................   $9,578,837
                                                                                           ----------
                                                                                           ----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,181,811 and gross depreciation of $1,257,282 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $9,660,563.
(b)  Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $9,660,563)...............................................  $ 9,585,092
Cash........................................................       36,180
Receivables
  Dividends and interest....................................       10,898
  Fund shares sold..........................................       10,349
Prepaid expenses............................................          160
                                                              -----------
    Total assets............................................    9,642,679
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................        1,384
  Investment advisory fee...................................       24,842
  Trustees' fee.............................................        7,353
  Financial agent fee.......................................        3,616
Accrued expenses............................................       26,647
                                                              -----------
  Total liabilities.........................................       63,842
                                                              -----------
NET ASSETS..................................................  $ 9,578,837
                                                              -----------
                                                              -----------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $10,299,243
  Undistributed net investment income.......................       31,590
  Accumulated net realized loss.............................     (676,525)
  Net unrealized depreciation...............................      (75,471)
                                                              -----------
NET ASSETS..................................................  $ 9,578,837
                                                              -----------
                                                              -----------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................    1,107,470
                                                              -----------
                                                              -----------
Net asset value and offering price per share................  $      8.65
                                                                    -----
                                                                    -----

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $   90,279
  Interest..................................................       6,541
  Foreign taxes withheld....................................      (3,745)
                                                              ----------
    Total investment income.................................      93,075
                                                              ----------
EXPENSES
  Investment advisory fee...................................      44,022
  Financial agent fee.......................................      21,512
  Professional..............................................      14,840
  Trustees..................................................       9,917
  Printing..................................................       6,187
  Custodian.................................................       5,206
  Miscellaneous.............................................       2,124
                                                              ----------
    Total expenses..........................................     103,808
    Less expenses borne by investment adviser...............     (53,495)
                                                              ----------
    Net expenses............................................      50,313
                                                              ----------
NET INVESTMENT INCOME.......................................      42,762
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (334,961)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     196,986
                                                              ----------
NET LOSS ON INVESTMENTS.....................................    (137,975)
                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  (95,213)
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS     FROM INCEPTION
                                                              ENDED 6/30/99      3/2/98 TO
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      42,762    $      23,057
  Net realized gain (loss)..................................       (334,961)        (341,564)
  Net change in unrealized appreciation (depreciation)......        196,986         (272,457)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................        (95,213)        (590,964)
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (11,054)         (23,057)
  In excess of net investment income........................             --             (118)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (11,054)         (23,175)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (466,824 and 1,051,036
    shares, respectively)...................................      3,885,543        9,921,823
  Net asset value of shares issued from reinvestment of
    distributions (1,283 and 2,696 shares, respectively)....         11,054           23,175
  Cost of shares repurchased (254,204 and 160,165 shares,
    respectively)...........................................     (2,107,085)      (1,435,267)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      1,789,512        8,509,731
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      1,683,245        7,895,592
NET ASSETS
  Beginning of period.......................................      7,895,592               --
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $31,590 AND DISTRIBUTIONS IN EXCESS OF
    NET INVESTMENT INCOME OF ($118), RESPECTIVELY)..........  $   9,578,837    $   7,895,592
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                       SIX MONTHS         FROM INCEPTION
                                                     ENDED 6/30/99          3/2/98 TO
                                                      (UNAUDITED)            12/31/98
                                                    ----------------     ----------------
Net asset value, beginning of period..............  $        8.84        $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................           0.04(3)(4)           0.03(3)(4)
  Net realized and unrealized gain (loss).........          (0.22)               (1.16)
                                                           ------              -------
    TOTAL FROM INVESTMENT OPERATIONS..............          (0.18)               (1.13)
                                                           ------              -------
LESS DISTRIBUTIONS
  Dividends from net investment income............          (0.01)               (0.03)
                                                           ------              -------
    TOTAL DISTRIBUTIONS...........................          (0.01)               (0.03)
                                                           ------              -------
CHANGE IN NET ASSET VALUE.........................          (0.19)               (1.16)
                                                           ------              -------
NET ASSET VALUE, END OF PERIOD....................  $        8.65                $8.84
                                                           ------              -------
                                                           ------              -------
Total return......................................          (2.01)%(2)          (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............         $9,579               $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses..............................           1.20%(1)             1.20%(1)
  Net investment income...........................           1.02%(1)             0.52%(1)
Portfolio turnover rate...........................             17%(2)               21%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.11 per share, respectively.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                       SHARES       VALUE
                                                      ---------   ----------
FOREIGN COMMON STOCKS--91.5%
AUSTRALIA--13.9%
  Australian Gas Light Co., Ltd. (Natural Gas).....      38,000   $  231,157
  BRL Hardy Ltd. (Beverages (Alcoholic))...........     105,000      445,229
  Commonwealth Bank of Australia (Banks (Major
    Regional)).....................................      12,000      191,031
  Leighton Holdings Ltd. (Engineering &
    Construction)..................................      50,000      195,267
  Pacifica Group Ltd. (Auto Parts & Equipment).....      65,000      266,755
  QBE Insurance Group Ltd. (Insurance (Property-
    Casualty)).....................................     115,000      437,696
  Telstra Corp. Ltd. (Telephone)...................      40,000      229,211
                                                                  ----------
                                                                   1,996,346
                                                                  ----------
HONG KONG--20.4%
  Axa China Region Ltd. (Insurance
    (Life/Health)).................................     450,000      359,600
  CDL Hotels International Ltd. (Lodging-Hotels)...     850,000      356,056
  Giordano International Ltd. (Retail
    (Specialty-Apparel))...........................   1,000,000      708,890
  Hongkong Electric Holdings Ltd. (Electric
    Companies).....................................     100,000      322,223
  Johnson Electric Holdings Ltd. (Manufacturing
    (Diversified)).................................      80,000      329,956
  Li & Fung Ltd. (Distributors (Food & Health))....     110,000      263,707
  Smartone Telecommunications (Telephone)..........      75,000      266,800
  Swire Pacific Ltd. Class B (Manufacturing
    (Diversified)).................................     450,000      336,400
                                                                  ----------
                                                                   2,943,632
                                                                  ----------
INDIA--6.6%
  BSES Ltd. GDR (Electric Companies)...............      20,000      202,500
  Industrial Credit & Investment Corporation of
    India Ltd. Sponsored GDR (Financial
    (Diversified)).................................      30,000      311,250
  Mahanagar Telephone Nigam Ltd. Sponsored GDR
    (Telecommunications (Long Distance))...........      25,000      253,750
  Ranbaxy Laboratories Ltd. GDR (Health Care
    (Drugs-Major Pharmaceuticals)).................      11,000      184,250
                                                                  ----------
                                                                     951,750
                                                                  ----------
INDONESIA--3.0%
  PT Indosat (Telecommunications (Long
    Distance)).....................................     100,000      191,727
  PT Indosat ADR (Telecommunications (Long
    Distance)).....................................      12,500      243,750
                                                                  ----------
                                                                     435,477
                                                                  ----------
MALAYSIA--4.7%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic))(c)................................      70,000      179,147
  Malaysian Oxygen Berhad (Chemicals
    (Specialty))(c)................................     100,000      213,270
  Sime UEP Properties Berhad (Financial
    (Diversified))(c)..............................     250,000      289,100
                                                                  ----------
                                                                     681,517
                                                                  ----------
NEW ZEALAND--1.8%
  Telecom Corporation of New Zealand Ltd.
    (Telephone)....................................      60,000      257,541
                                                                  ----------
PHILIPPINES--7.7%
  Ayala Land, Inc. (Financial (Diversified)).......     900,000      283,846
  Bank of The Philippine Islands (Banks (Major
    Regional)).....................................     100,000      357,435
  La Tondena Distillers, Inc. (Beverages
    (Alcoholic))...................................     175,000      206,971
  Philippine Long Distance Telephone Co. Sponsored
    ADR (Telecommunications (Long Distance)).......       8,500      256,062
                                                                  ----------
                                                                   1,104,314
                                                                  ----------
SINGAPORE--9.1%
  Chemical Industries (Far East) Ltd. (Financial
    (Diversified)).................................      15,000       18,943

                                                       SHARES       VALUE
                                                      ---------   ----------
SINGAPORE--CONTINUED
  Clipsal Industries (Holdings) Ltd. (Electrical
    Equipment) ....................................     175,000   $  271,250
  Robinson & Co. Ltd. (Retail (Department
    Stores)).......................................     105,000      317,627
  Singapore Press Holdings Ltd. (Publishing
    (Newspapers))..................................      17,000      289,579
  United Overseas Bank Ltd. (Banks (Major
    Regional)).....................................      60,000      419,391
                                                                  ----------
                                                                   1,316,790
                                                                  ----------
SOUTH KOREA--11.7%
  Kookmin Bank (Banks (Major Regional))............      20,000      406,060
  Korea Telecom Corp. (Telephone)..................       5,000      331,760
  Korea Telecom Corp. Sponsored ADR (Telephone)....       4,000      149,500
  Pohang Iron & Steel Co. Ltd. (Iron & Steel)......       5,000      600,689
  Seoul City Gas Co. Ltd. (Natural Gas)............       6,000      191,799
                                                                  ----------
                                                                   1,679,808
                                                                  ----------
SRI LANKA--1.8%
  John Keells Holdings Ltd. (Beverages
    (Alcoholic))...................................      60,000      130,822
  National Development Bank Ltd. (Banks (Major
    Regional)).....................................      99,600      121,111
                                                                  ----------
                                                                     251,933
                                                                  ----------
TAIWAN--2.2%
  Standard Foods Taiwan Ltd. GDR (Foods)(b)........      40,864      320,782
                                                                  ----------
THAILAND--4.8%
  Bec World Public Company Ltd. (Entertainment)....      30,000      185,497
  Phatra Insurance Public Company Ltd. Foreign
    (Insurance (Property-Casualty))................      71,600      231,069
  Ruam Pattana Fund II Local (Financial
    (Diversified))(b)..............................     250,000       46,781
  Ruam Pattana Fund II Foreign (Financial
    (Diversified))(b)..............................   1,250,000      233,905
                                                                  ----------
                                                                     697,252
                                                                  ----------
UNITED KINGDOM--3.8%
  HSBC Holdings PLC (Financial (Diversified))......      10,000      354,193
  Rowe Evans Investments Group PLC (Agricultural
    Products)......................................     200,000      189,155
                                                                  ----------
                                                                     543,348
                                                                  ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,455,908)................................   13,180,490
                                                                  ----------
TOTAL LONG-TERM INVESTMENTS--91.5%
  (Identified cost $12,455,908)................................   13,180,490
                                                                  ----------

                                          STANDARD       PAR
                                          & POOR'S      VALUE
                                           RATING       (000)
                                          ---------   ---------
SHORT-TERM OBLIGATIONS--2.8%
COMMERCIAL PAPER--2.8%
  Corporate Asset Funding
    Co., Inc. 5.55%, 7/1/99.............  A-1+        $    400        400,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $400,000)...................................       400,000
                                                                  -----------
TOTAL INVESTMENTS--94.3%
  (Identified cost $12,855,908)................................    13,580,490(a)
  CASH AND RECEIVABLES, LESS LIABILITIES--5.7%.................       823,049
                                                                  -----------
NET ASSETS--100.0%.............................................   $14,403,539
                                                                  -----------
                                                                  -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,754,732 and gross depreciation of $2,064,603 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $12,890,361.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Agricultural Products..............................    1.4%
          Auto Parts & Equipment.............................    2.0
          Banks (Major Regional).............................   11.3
          Beverages (Alcoholic)..............................    7.3
          Chemicals (Specialty)..............................    1.6
          Distributors (Food & Health).......................    2.0
          Electric Companies.................................    4.0
          Electrical Equipment...............................    2.1
          Engineering & Construction.........................    1.5
          Entertainment......................................    1.4
          Financial (Diversified)............................   11.6
          Foods..............................................    2.4
          Health Care (Drugs-Major Pharmaceuticals)..........    1.4
          Insurance (Life/Health)............................    2.7
          Insurance (Property-Casualty)......................    5.1
          Iron & Steel.......................................    4.6
          Lodging-Hotels.....................................    2.7
          Manufacturing (Diversified)........................    5.1
          Natural Gas........................................    3.2
          Publishing (Newspapers)............................    2.2
          Retail (Department Stores).........................    2.4
          Retail (Specialty-Apparel).........................    5.4
          Telecommunications (Long Distance).................    7.2
          Telephone..........................................    9.4
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $12,855,908)..............................................  $  13,580,490
Cash........................................................          1,136
Foreign currency at value (Identified cost $48,220).........         52,101
Receivables
  Fund shares sold..........................................        590,295
  Investment securities sold................................        221,081
  Dividends and interest....................................         56,024
Prepaid expenses............................................            208
                                                              -------------
    Total assets............................................     14,501,335
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................         19,494
  Investment advisory fee...................................         17,151
  Trustees' fee.............................................          9,321
  Financial agent fee.......................................          3,848
Accrued expenses............................................         47,982
                                                              -------------
    Total liabilities.......................................         97,796
                                                              -------------
NET ASSETS..................................................  $  14,403,539
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  16,667,631
  Undistributed net investment income.......................         85,024
  Accumulated net realized loss.............................     (3,078,111)
  Net unrealized appreciation...............................        728,995
                                                              -------------
NET ASSETS..................................................  $  14,403,539
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,781,515
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        8.08
                                                                      -----
                                                                      -----

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $     178,738
  Interest..................................................          8,145
  Foreign taxes withheld....................................         (9,767)
                                                              -------------
    Total investment income.................................        177,116
                                                              -------------
EXPENSES
  Investment advisory fee...................................         54,352
  Financial agent fee.......................................         22,599
  Custodian.................................................         28,937
  Professional..............................................         11,368
  Printing..................................................         10,398
  Trustees..................................................          9,774
  Miscellaneous.............................................          2,823
                                                              -------------
    Total expenses..........................................        140,251
    Less expenses borne by investment adviser...............        (72,311)
                                                              -------------
    Net expenses............................................         67,940
                                                              -------------
NET INVESTMENT INCOME.......................................        109,176
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................        331,083
  Net realized gain on foreign currency transactions........          2,260
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      2,811,608
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......          4,709
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      3,149,660
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   3,258,836
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   6/30/99            YEAR ENDED
                                                                 (UNAUDITED)           12/31/98
                                                              ------------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $    109,176         $      195,924
  Net realized gain (loss)..................................          333,343             (2,798,842)
  Net change in unrealized appreciation (depreciation)......        2,816,317              2,317,131
                                                              ------------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................        3,258,836               (285,787)
                                                              ------------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (118,700)               (36,125)
  In excess of net investment income........................               --                 (4,147)
                                                              ------------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (118,700)               (40,272)
                                                              ------------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (663,650 and 2,726,957
    shares, respectively)...................................        4,859,485             16,221,934
  Net asset value of shares issued from reinvestment of
    distributions (14,729 and 6,603 shares, respectively)...          118,700                 40,272
  Cost of shares repurchased (448,960 and 2,736,922 shares,
    respectively)...........................................       (3,225,222)           (16,442,409)
                                                              ------------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................        1,752,963               (180,203)
                                                              ------------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................        4,893,099               (506,262)
NET ASSETS
  Beginning of period.......................................        9,510,440             10,016,702
                                                              ------------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $85,024 AND $94,548, RESPECTIVELY).....     $ 14,403,539         $    9,510,440
                                                              ------------------   -----------------
                                                              ------------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               SIX MONTHS
                                                  ENDED          YEAR ENDED DECEMBER 31,        FROM INCEPTION
                                                 6/30/99        --------------------------        9/17/96 TO
                                               (UNAUDITED)         1998            1997            12/31/96
                                               -----------      ----------      ----------      --------------
Net asset value, beginning of period.........     $6.13             $6.44        $9.96              $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............       0.07(1)          0.13(1)(4)      0.15(1)           0.05(1)
  Net realized and unrealized gain (loss)....       1.95            (0.41)          (3.36)            (0.04)
                                               -----------          -----           -----           -------
    TOTAL FROM INVESTMENT OPERATIONS.........       2.02            (0.28)          (3.21)             0.01
                                               -----------          -----           -----           -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.07)           (0.03)          (0.15)            (0.05)
  Dividends from net realized gains..........         --               --           (0.01)               --
  In excess of net investment income.........         --               --           (0.10)               --
  Tax return of capital......................         --               --           (0.05)               --
                                               -----------          -----           -----           -------
    TOTAL DISTRIBUTIONS......................      (0.07)           (0.03)          (0.31)            (0.05)
                                               -----------          -----           -----           -------
CHANGE IN NET ASSET VALUE....................       1.95            (0.31)          (3.52)            (0.04)
                                               -----------          -----           -----           -------
NET ASSET VALUE, END OF PERIOD...............      $8.08            $6.13           $6.44          $   9.96
                                               -----------          -----           -----           -------
                                               -----------          -----           -----           -------

Total return.................................      33.09%(3)        (4.44)%        (32.39)%            0.16%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........    $14,404           $9,510         $10,017           $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       1.25%(2)         1.25%           1.25%             1.25%(2)
  Net investment income......................       2.01%(2)         2.09%           1.63%             2.40%(2)
Portfolio turnover rate......................         14%(3)           46%             27%                2%(3)

(1) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.08, $0.07 and $0.03 per share, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                SHARES        VALUE
                                                                               ---------   -----------
COMMON STOCKS--96.3%
REAL ESTATE INVESTMENT TRUSTS--94.1%
DIVERSIFIED--11.9%
  Colonial Properties Trust..................................................     16,700   $   471,775
  Crescent Real Estate Equities Co...........................................     59,900     1,422,625
  Vornado Realty Trust.......................................................     52,200     1,843,312
                                                                                           -----------
                                                                                             3,737,712
                                                                                           -----------
HEALTH CARE--2.9%
  Nationwide Health Properties, Inc..........................................     47,900       913,094
                                                                                           -----------
INDUSTRIAL/OFFICE--37.8%
INDUSTRIAL--10.0%
  CenterPoint Properties Trust...............................................     37,600     1,377,100
  First Industrial Realty Trust, Inc.........................................     30,000       823,125
  Weeks Corp.................................................................     30,500       930,250
                                                                                           -----------
                                                                                             3,130,475
                                                                                           -----------
MIXED--6.9%
  Duke Realty Investments, Inc...............................................     31,600       712,975
  Reckson Associates Realty Corp.............................................     62,200     1,461,700
                                                                                           -----------
                                                                                             2,174,675
                                                                                           -----------
OFFICE--20.9%
  Alexandria Real Estate Equities, Inc.......................................     10,000       312,500
  Boston Properties, Inc.....................................................     68,500     2,457,437
  Mack-Cali Realty Corp......................................................     47,200     1,460,250
  Spieker Properties, Inc....................................................     60,200     2,340,275
                                                                                           -----------
                                                                                             6,570,462
                                                                                           -----------
TOTAL INDUSTRIAL/OFFICE.................................................................    11,875,612
                                                                                           -----------
RESIDENTIAL--21.5%
APARTMENTS--16.9%
  Apartment Investment & Management Co.......................................     18,500       790,875
  Avalonbay Communities, Inc.................................................     33,900     1,254,300
  Equity Residential Properties Trust........................................     48,100     2,167,506
  Essex Property Trust, Inc..................................................     30,700     1,086,012
                                                                                           -----------
                                                                                             5,298,693
                                                                                           -----------
MANUFACTURED HOMES--4.6%
  Manufactured Home Communities, Inc.........................................     33,800       878,800
  Sun Communities, Inc.......................................................     16,300       578,650
                                                                                           -----------
                                                                                             1,457,450
                                                                                           -----------
TOTAL RESIDENTIAL.......................................................................     6,756,143
                                                                                           -----------
RETAIL--17.4%
OUTLET CENTERS--2.1%
  Chelsea GCA Realty, Inc....................................................     17,600       653,400
                                                                                           -----------
REGIONAL MALLS--8.6%
  General Growth Properties, Inc.............................................     20,000       710,000
  Macerich Co. (The).........................................................     49,300     1,294,125

                                                                                SHARES        VALUE
                                                                               ---------   -----------
REGIONAL MALLS--CONTINUED
  Urban Shopping Centers, Inc................................................     21,700   $   683,550
                                                                                           -----------
                                                                                             2,687,675
                                                                                           -----------
STRIP CENTERS--6.7%
  Developers Diversified Realty Corp.........................................     40,000       665,000
  JDN Realty Corp............................................................     20,000       447,500
  Kimco Realty Corp..........................................................     25,000       978,125
                                                                                           -----------
                                                                                             2,090,625
                                                                                           -----------
TOTAL RETAIL............................................................................     5,431,700
                                                                                           -----------
SELF STORAGE--2.6%
  Storage USA, Inc...........................................................     25,900       825,563
                                                                                           -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $29,141,679).........................................................    29,539,824
                                                                                           -----------
REAL ESTATE OPERATING COMPANIES--2.2%
DIVERSIFIED--0.1%
  Vornado Operating, Inc. (b)................................................      3,110        24,880
                                                                                           -----------
HEALTH CARE--0.0%
  OMEGA Worldwide, Inc. (b)..................................................      4,641        18,854
                                                                                           -----------
INDUSTRIAL/OFFICE--2.1%
LODGING-HOTELS--0.9%
  Interstate Hotels Corp. (b)................................................      1,996         8,235
  Wyndham International, Inc. Class A (b)....................................     59,891       269,510
                                                                                           -----------
                                                                                               277,745
                                                                                           -----------
MIXED--1.2%
  Reckson Services Industries, Inc. (b)......................................     24,956       377,460
                                                                                           -----------
TOTAL INDUSTRIAL/OFFICE.................................................................       655,205
                                                                                           -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $1,340,733)..........................................................       698,939
                                                                                           -----------
TOTAL COMMON STOCKS
  (Identified cost $30,482,412).........................................................    30,238,763
                                                                                           -----------

                                                     STANDARD         PAR
                                                     & POOR'S        VALUE
                                                      RATING         (000)
                                                    -----------   -----------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--4.8%
  CXC, Inc. 5.75%, 7/1/99.........................  A-1+          $     1,500      1,500,000
                                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,500,000)...............................................      1,500,000
                                                                                ------------
TOTAL INVESTMENTS--101.1%
  (Identified cost $31,982,412)..............................................     31,738,763(a)
  Cash and receivables, less liabilities--(1.1%).............................       (349,706)
                                                                                ------------
NET ASSETS--100.0%...........................................................   $ 31,389,057
                                                                                ------------
                                                                                ------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,357,903 and gross depreciation of $2,601,552 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purpose was $31,982,412.
(b)  Non-income producing.

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $31,982,412)..............................................  $ 31,738,763
Cash........................................................         1,908
Receivables
  Investment securities sold................................       838,472
  Dividends and interest....................................       229,382
  Fund shares sold..........................................        87,366
  Receivable from adviser...................................        66,422
Prepaid expenses............................................           791
                                                              ------------
    Total assets............................................    32,963,104
                                                              ------------
LIABILITIES
Payables
  Investment securities purchased...........................     1,504,779
  Fund shares repurchased...................................        14,676
  Custodian fee.............................................        20,307
  Trustees' fee.............................................         7,369
  Financial agent fee.......................................         4,874
Accrued expenses............................................        22,042
                                                              ------------
    Total liabilities.......................................     1,574,047
                                                              ------------
NET ASSETS..................................................  $ 31,389,057
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 33,721,276
  Undistributed net investment income.......................       313,222
  Accumulated net realized loss.............................    (2,401,792)
  Net unrealized depreciation...............................      (243,649)
                                                              ------------
NET ASSETS..................................................  $ 31,389,057
                                                              ------------
                                                              ------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     2,383,097
                                                              ------------
                                                              ------------
Net asset value and offering price per share................  $      13.17
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $    998,574
  Interest..................................................        28,806
                                                              ------------
    Total investment income.................................     1,027,380
                                                              ------------
EXPENSES
  Investment advisory fee...................................       120,631
  Financial agent fee.......................................        31,457
  Custodian.................................................        24,303
  Professional..............................................        14,035
  Trustees..................................................         9,917
  Printing..................................................         6,706
  Miscellaneous.............................................         4,448
                                                              ------------
    Total expenses..........................................       211,497
    Less expenses borne by investment adviser...............       (51,561)
                                                              ------------
    Net expenses............................................       159,936
                                                              ------------
NET INVESTMENT INCOME.......................................       867,444
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (2,288,292)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     3,408,596
                                                              ------------
NET GAIN ON INVESTMENTS.....................................     1,120,304
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  1,987,748
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/99         YEAR ENDED
                                                               (UNAUDITED)        12/31/98
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      867,444   $   1,898,008
  Net realized gain (loss)..................................      (2,288,292)       (109,430)
  Net change in unrealized appreciation (depreciation)......       3,408,596     (13,109,206)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       1,987,748     (11,320,628)
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (554,222)     (1,978,391)
  Net realized gains........................................              --         (49,416)
  Tax return of capital.....................................              --         (45,581)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (554,222)     (2,073,388)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (355,937 and 1,369,232
    shares, respectively)...................................       5,098,785      20,540,759
  Net asset value of shares issued from reinvestment of
    distributions (45,762 and 154,542 shares,
    respectively)...........................................         554,222       2,073,388
  Cost of shares repurchased (984,098 and 1,894,769 shares,
    respectively)...........................................     (12,105,268)    (27,471,348)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      (6,452,261)     (4,857,201)
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      (5,018,735)    (18,251,217)
NET ASSETS
  Beginning of period.......................................      36,407,792      54,659,009
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $313,222 AND $0, RESPECTIVELY).........  $   31,389,057   $  36,407,792
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            SIX MONTHS                    YEAR ENDED                      FROM
                                               ENDED                     DECEMBER 31,                   INCEPTION
                                              6/30/99       ---------------------------------------     5/1/95 TO
                                            (UNAUDITED)        1998           1997          1996        12/31/95
                                            -----------     -----------     ---------     ---------     ---------
Net asset value, beginning of period....     $  12.28        $    16.38     $   14.32     $   11.33     $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........         0.35(3)           0.78(3)       0.50(3)       0.50(3)      0.33(3)
  Net realized and unrealized gain
    (loss)..............................         0.76             (4.20)         2.62          3.14         1.42
                                            -----------     -----------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS....         1.11             (3.42)         3.12          3.64         1.75
                                            -----------     -----------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................        (0.22)            (0.65)        (0.48)        (0.50)       (0.33)
  Dividends from net realized gains.....           --             (0.02)        (0.58)        (0.15)       (0.06)
  Tax return of capital.................           --             (0.01)           --            --        (0.03)
                                            -----------     -----------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.................        (0.22)            (0.68)        (1.06)        (0.65)       (0.42)
                                            -----------     -----------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...............         0.89             (4.10)         2.06          2.99         1.33
                                            -----------     -----------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD..........     $  13.17        $    12.28     $   16.38     $   14.32     $  11.33
                                            -----------     -----------     ---------     ---------     ---------
                                            -----------     -----------     ---------     ---------     ---------
Total return............................         9.20%(2)        (21.19)%       22.05%        33.09%       17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...      $31,389           $36,408       $54,659       $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................         1.00%(1)          1.00%         1.00%         1.00%        1.00%(1)
  Net investment income.................         5.39%(1)          5.07%         3.59%         4.36%        4.80%(1)
Portfolio turnover rate.................           14%(2)            18%           41%           21%          10%(2)

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.002, $0.01, $0.05 and $0.07 per share, respectively.

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1--ORGANIZATION

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Phoenix Research Enhanced Index, Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia, Phoenix-Duff & Phelps Real Estate, Phoenix-Engemann Nifty Fifty, Phoenix-Goodwin Balanced, Phoenix-Goodwin Growth, Phoenix-Goodwin Money Market, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Goodwin Strategic Allocation, Phoenix-Goodwin Strategic Theme, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Schafer Mid-Cap Value and Phoenix-Seneca Mid-Cap Growth Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C and D.

   Each Series has distinct investment objectives. The Phoenix Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix-Duff & Phelps Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Phoenix-Goodwin Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Goodwin Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Goodwin Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The Phoenix-Goodwin Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Phoenix-Goodwin Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)

B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Phoenix-Goodwin Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS

   The Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Goodwin Money Market, Phoenix-Goodwin Growth, Phoenix-Goodwin Strategic Allocation, Phoenix-Goodwin Balanced, Phoenix-Aberdeen International, Phoenix-Goodwin Strategic Theme, Phoenix Research Enhanced Index, Phoenix Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix Hollister Value Equity and Phoenix-Aberdeen New Asia Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)
   that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   As compensation for advisory services to the Fund, the Advisers are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
SERIES                                               $250 MILLION    $250 MILLION    OVER $500 MILLION
- --------------------------------------------------  --------------   -------------   ------------------
Phoenix Research Enhanced Index...................       0.45%           0.45%              0.45%
Phoenix-Aberdeen International....................       0.75            0.70               0.65
Phoenix-Engemann Nifty Fifty......................       0.90            0.85               0.80
Phoenix-Goodwin Balanced..........................       0.55            0.50               0.45
Phoenix-Goodwin Growth............................       0.70            0.65               0.60
Phoenix-Goodwin Money Market......................       0.40            0.35               0.30
Phoenix-Goodwin Multi-Sector Fixed Income.........       0.50            0.45               0.40
Phoenix-Goodwin Strategic Allocation..............       0.60            0.55               0.50
Phoenix-Goodwin Strategic Theme...................       0.75            0.70               0.65
Phoenix-Hollister Value Equity....................       0.70            0.65               0.60
Phoenix-Oakhurst Growth and Income................       0.70            0.65               0.60
Phoenix-Seneca Mid-Cap Growth.....................       0.80            0.80               0.80
Phoenix-Schafer Mid-Cap Value.....................       1.05            1.05               1.05
Phoenix-Aberdeen New Asia.........................       1.00            1.00               1.00


                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
                                                      $1 BILLION      $1 BILLION      OVER $2 BILLION
                                                    --------------   -------------   ------------------
Phoenix-Duff & Phelps Real Estate.................       0.75            0.70               0.65

   Phoenix Investment Council ("PIC") is adviser to each Series except the Phoenix-Duff & Phelps Real Estate Series and Phoenix-Aberdeen New Asia Series. Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which services each is paid a fee by PIC.

Phoenix Research Enhanced Index Series...................  J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Phoenix-Engemann Nifty Fifty Series......................  Roger Engemann & Associates, Inc. ("Engemann")
Phoenix-Seneca Mid-Cap Growth Series.....................  Seneca Capital Management, LLC ("Seneca")
Phoenix-Schafer Mid-Cap Value Series.....................  Schafer Capital Management, Inc. ("Schafer")

   In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Phoenix Research Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million. Pursuant to the subadvisory agreement with the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Phoenix-Engemann Nifty Fifty Series up to $250,000,000, 0.425% of such values between $250,000,000 and
   $500,000,000 and 0.40% of such values in excess of $500,000,000. Pursuant to the subadvisory agreement with the Fund and Seneca, Seneca is paid a

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)
   monthly fee at the annual rate of 0.40% of the average aggregate daily net asset values of the Phoenix-Seneca Mid-Cap Growth Series. In accordance with the subadvisory agreement with the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of 0.85% of the average aggregate daily net asset values of the Phoenix-Schafer Mid-Cap Value Series up to $175 million and 0.80% of such value in excess of $175 million.

   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the Phoenix-Aberdeen International Series. For its services, Aberdeen is paid a fee by the Advisers equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen International Series up to $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which Phoenix Home Life Mutual Insurance Company ("Phoenix") owns approximately 11%.

   The investment adviser for the Phoenix-Duff & Phelps Real Estate Series is Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority owned subsidiary of Phoenix. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

   Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Phoenix-Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Phoenix-Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Phoenix-Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

   Each Series (except the Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix Research Enhanced Index and Phoenix-Seneca Mid-Cap Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix Research Enhanced Index and Phoenix-Seneca Mid-Cap Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.10% and 0.25% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PAIA), Phoenix and/or Phoenix Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   At June 30, 1999, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

        Phoenix-Seneca Mid-Cap Growth Series.............   $  2,505,858
        Phoenix-Schafer Mid-Cap Value Series.............      1,708,108
        Phoenix-Aberdeen New Asia Series.................      2,495,031

NOTE 4--PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended June 30, 1999 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                PURCHASES       SALES
                                               ------------  ------------
      Phoenix Research Enhanced Index........  $ 49,287,726  $ 19,537,636
      Phoenix-Aberdeen International.........   110,086,234   111,294,002
      Phoenix-Engemann Nifty Fifty...........    24,997,409     8,454,974
      Phoenix-Goodwin Balanced...............    83,131,215    77,616,289
      Phoenix-Goodwin Growth.................  1,308,524,870 1,467,875,459
      Phoenix-Goodwin Multi-Sector Fixed
        Income...............................    92,317,637   103,000,412
      Phoenix-Goodwin Strategic Allocation...   148,712,810   221,165,770
      Phoenix-Goodwin Strategic Theme........   116,592,635    97,652,367
      Phoenix-Hollister Value Equity.........     7,012,150     8,032,877
      Phoenix-Oakhurst Growth and Income.....    46,628,064    18,712,178
      Phoenix-Seneca Mid-Cap Growth..........    10,304,084     8,963,231
      Phoenix-Schafer Mid-Cap Value..........     3,233,912     1,390,443
      Phoenix-Aberdeen New Asia..............     2,263,410     1,513,168
      Phoenix-Duff & Phelps Real Estate......     4,353,937    10,551,569

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)

   There were no purchases or sales of such securities in the Money Market
   Series.

   Purchases and sales of long-term U.S. Government securities during the period ended June 30, 1999 aggregated the following:

                                              PURCHASES      SALES
                                             -----------  -----------
      Phoenix-Goodwin Balanced Series......  $30,782,019  $19,874,611
      Phoenix-Goodwin Multi-Sector Fixed
        Income Series......................   22,447,195   20,970,539
      Phoenix-Goodwin Strategic Allocation
        Series.............................   81,315,438   13,762,454

   There were no purchases or sales of long-term U.S. Government Securities in the Phoenix-Goodwin Money Market, Phoenix-Goodwin Growth, Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity and Phoenix-Schafer Mid-Cap Value Series.

   Written call option activity for the year ended June 30, 1999 aggregated the following:

                                              PHOENIX-OAKHURST
                                              GROWTH AND INCOME
                                                   SERIES
                                             -------------------
                                                         AMOUNT
                                               # OF        OF
                                             OPTIONS    PREMIUMS
                                             --------   --------
      Options outstanding at December 31,
        1998...............................       --    $    --
      Options written......................      256     41,634
      Options canceled in closing purchase
        transactions.......................      (67)    (8,042)
      Options expired......................     (122)   (25,924)
      Options exercised....................      (67)    (7,668)
                                                 ---    --------
      Options outstanding at June 30,
        1999...............................       --         --
                                                 ---    --------
                                                 ---    --------

   At June 30, 1999, the Phoenix Research Enhanced Index Series had entered into futures contracts as follows:

                                                              VALUE OF
                                                  NUMBER     CONTRACTS     MARKET        NET
                                                    OF          WHEN      VALUE OF    UNREALIZED
      DESCRIPTION                                CONTRACTS     OPENED    CONTRACTS   APPRECIATION
      -----------------------------------------  ---------   ----------  ----------  ------------
      Standard & Poor's 500 Index..............       2      $  645,400  $  690,850    $45,450
      Standard & Poor's 500 Index..............       1         330,625     345,425     14,800
      Standard & Poor's 500 Index..............       2         667,250     690,850     23,600
      Standard & Poor's 500 Index..............       1         334,550     345,425     10,875
      Standard & Poor's 500 Index..............       1         334,625     345,425     10,800
      Standard & Poor's 500 Index..............       1         337,700     345,425      7,725
                                                    ---      ----------  ----------  ------------
                                                      8      $2,650,150  $2,763,400    $113,250
                                                    ---      ----------  ----------  ------------
                                                    ---      ----------  ----------  ------------

NOTE 5--CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 6--LOAN AGREEMENTS

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 8--CAPITAL LOSS CARRYOVERS

   The following Series have capital loss carryovers which may be used to offset future capital gains.

      Phoenix-Engemann Nifty Fifty Series....  $     4,085
      Phoenix-Goodwin Multi-Sector Fixed
        Income Series........................      566,989
      Phoenix-Hollister Value Equity
        Series...............................      104,098
      Phoenix-Oakhurst Growth and Income
        Series...............................      349,419
      Phoenix-Seneca Mid-Cap Growth Series...      164,133
      Phoenix-Schafer Mid-Cap Value Series...      285,733
      Phoenix-Aberdeen New Asia Series.......    2,887,698
      Phoenix-Duff & Phelps Real Estate
        Series...............................      113,500

   Capital loss carryforwards expire in 2006 for all Series except for Phoenix-Aberdeen New Asia Series which expires as follows: $143,419 in 2005 and $2,744,279 in 2006.

   Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998 the Phoenix-Aberdeen New Asia Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, and Phoenix-Schafer Mid-Cap Growth Series elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $496,277, $5,850,282, and $55,831, respectively. In addition, the
   Phoenix-Aberdeen International Series, Phoenix-Aberdeen New Asia Series, Phoenix-Goodwin Growth Series and Phoenix-Goodwin Strategic Theme Series were able to utilize losses deferred in the prior year in the amount of $761,290, $379,802, $1,144 and $1,280,577, respectively.

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES

Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
David K. Schafer, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Christian C. Bertelsen, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Robert S. Driessen, Vice President
Ron K. Jacks, Vice President
Christopher J. Kelleher, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
John S. Tilson, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Real Estate Securities
 Series)
55 East Monroe Street Suite 3600
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
(Phoenix-Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Phoenix-Aberdeen New Asia Series and Phoenix-
 Aberdeen International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                        PRSRT STD
101 Munson Street                                                U.S. Postage
P.O. Box 942                                                         PAID
Greenfield, MA 01302-0942                                       Springfield, MA
                                                                 Permit No. 444









                        [Logo] PRINTED ON RECYCLED PAPER USING A SOYBASED INK. Phoenix Home Life Mutual Insurance Company
                        Statutory Home Office: East Greenbush, New York

[Logo] PHOENIX

                        http://www.phl.com







OL2531S (c)1999 Phoenix Home Life Mutual Insurance Company
700.04                                                                     8/99

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                          THE PHOENIX EDGE SERIES FUND

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Phoenix Money Market Series...............................................    2

Phoenix Growth Series.....................................................    7

Phoenix Multi-Sector Fixed Income Series..................................   12

Phoenix Strategic Allocation Series.......................................   19

Phoenix International Series..............................................   26

Phoenix Balanced Series...................................................   34

Phoenix Real Estate Securities Series.....................................   42

Phoenix Strategic Theme Series............................................   47

Phoenix Aberdeen New Asia Series..........................................   52

Phoenix Research Enhanced Index Series....................................   59

Engemann Nifty Fifty Series...............................................   67

Seneca Mid-Cap Growth Series..............................................   72

Phoenix Growth and Income Series..........................................   76

Phoenix Value Equity Series...............................................   83

Schafer Mid-Cap Value Series..............................................   88

Notes to Financial Statements.............................................   92

--------------------------------------------------------------------------------
     Not FDIC Insured           No Bank Guarantee           May Lose Value
--------------------------------------------------------------------------------

                              MONEY MARKET SERIES

INVESTOR PROFILE

    Phoenix Money Market Series is appropriate for investors seeking competitive money market yields with minimal risk to principal. Investors should note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $10.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT ADVISER'S REPORT

    The Phoenix Money Market Series seven-day current yield was 4.05%(1). The primary factors that affected performance were the growing global economic crises and unstable markets. Safety and liquidity concerns caused an inflow of cash into the Fund. A very evident liquidity crisis prompted the Federal Reserve to lower rates on September 29, 1998 and then twice more on October 15 and November 17, resulting in a total decrease of 75 basis points within a very short time.

    The Fund's weighted average maturity at the time of this writing is 42 days. At the November, 1998 meeting of the Federal Reserve Board, a neutral bias was adopted due to stable financial markets and above-trend growth. The Fund is continuously monitored and adjusted to reflect current market conditions.

OUTLOOK

    The domestic fundamentals in the economy remain moderately strong, with historically low inflation. The breadth of the liquidity crisis and its impact on the financial markets will be a focus going forward, in our opinion. The market will continue to question the real strength in the domestic economy and whether we will see further deterioration in the financial markets, which could prompt the Federal Reserve to lower rates once again.

                            MONTHLY YIELD COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               IBC MONEY
                              MONEY MARKET       MARKET
           DATE                  SERIES         INDEX *
30-Jan-98                              5.09%         5.03%
27-Feb-98                              5.01%         4.96%
31-Mar-98                              4.91%         4.93%
30-Apr-98                              4.86%         4.91%
29-May-98                              4.76%         4.91%
30-Jun-98                              4.93%         4.92%
31-Jul-98                              4.98%         4.92%
31-Aug-98                              5.06%         4.91%
30-Sep-98                              5.05%         4.90%
30-Oct-98                              5.13%         4.72%
30-Nov-98                              5.09%         4.60%
31-Dec-98                              4.88%         4.53%
7 day yield as of 12/31/98:            4.05%

The above graph covers the period from January 1, 1998 to December 31, 1998. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.

* Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Market Insight.

(1) Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

                              MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

 FACE
 VALUE                                                    INTEREST    RESET
 (000)                      DESCRIPTION                     RATE       DATE       VALUE
- -------    ---------------------------------------------  --------   --------  ------------
FEDERAL AGENCY SECURITIES--VARIABLE(B)--14.4%
$ 3,500    FFCB (final maturity 4/1/99).................    4.81%      1/4/99  $  3,500,000
  4,500    FFCB (final maturity 7/24/00)................    5.04       1/4/99     4,500,857
  2,000    FHLB (final maturity 1/22/99)................    4.90      1/22/99     1,994,283
  2,500    FHLB (final maturity 11/17/99)...............    5.12      2/17/99     2,500,387
  2,000    FNMA (final maturity 4/9/99).................    5.10       1/9/99     1,999,732
  3,500    FNMA (final maturity 9/17/99)................    5.04      3/17/99     3,498,510
    217    SBA (final maturity 1/25/21).................    5.25       1/1/99       217,014
    241    SBA (final maturity 5/25/21).................    5.75       1/1/99       241,021
  1,871    SBA (final maturity 10/25/22)................    5.75       1/1/99     1,872,189
  2,206    SBA (final maturity 2/25/23).................    5.75       1/1/99     2,206,442
  1,976    SBA (final maturity 2/25/23).................    5.75       1/1/99     1,976,085
  2,951    SBA (final maturity 9/25/23).................    5.63       1/1/99     2,949,263
  1,000    SLMA (final maturity 2/22/99)................    4.84       1/5/99     1,000,000
                                                                               ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE....................................    28,455,783
                                                                               ------------

                                                   STANDARD
 FACE                                              & POOR'S
 VALUE                                              RATING              MATURITY
 (000)                  DESCRIPTION               (UNAUDITED)             DATE       VALUE
- -------    -------------------------------------  -----------           --------  ------------
COMMERCIAL PAPER--80.3%
  1,350    Greenwich Funding Corp...............  A-1+         5.50      1/4/99      1,349,381
  6,030    Receivables Capital Corp.............  A-1+         5.50      1/4/99      6,027,236
    955    Marsh & McLennan Cos., Inc...........  A-1+         6.00      1/6/99        954,204
  2,450    SBC Communications, Inc..............  A-1+         5.95      1/6/99      2,447,975
  2,000    Coca-Cola Co.........................  A-1+         5.50      1/7/99      1,998,167
  1,450    Sara Lee Corp........................  A-1+         5.50      1/7/99      1,448,671
  1,702    General Electric Capital Corp........  A-1+         5.45      1/8/99      1,700,196
           Preferred Receivables Funding
  1,580    Corp.................................  A-1          5.25      1/8/99      1,578,387
  2,500    Corporate Asset Funding Co., Inc.....  A-1+         5.33     1/11/99      2,496,299
    739    Greenwich Funding Corp...............  A-1+         5.55     1/11/99        737,861
  2,500    Corporate Asset Funding Co., Inc.....  A-1+         5.15     1/12/99      2,496,066
  2,790    Potomac Electric Power Co............  A-1          5.23     1/12/99      2,785,541
  4,290    Citigroup, Inc.......................  A-1+         5.20     1/14/99      4,281,944
  1,329    Greenwich Funding Corp...............  A-1+         5.25     1/14/99      1,326,480
  1,650    Greenwich Funding Corp...............  A-1+         5.36     1/14/99      1,646,806
  1,105    Pitney Bowes, Inc....................  A-1+         4.95     1/14/99      1,103,025
    458    Receivables Capital Corp.............  A-1+         5.45     1/14/99        457,099
  2,057    Receivables Capital Corp.............  A-1+         5.40     1/19/99      2,051,446
  2,500    Potomac Electric Power Co............  A-1          5.30     1/20/99      2,493,007
  3,500    Corporate Receivables Corp...........  A-1+         5.22     1/21/99      3,489,850
  3,000    Lexington Parker Capital Co. LLC.....  A-1          5.26     1/22/99      2,990,795
    935    Potomac Electric Power Co............  A-1          5.50     1/26/99        931,429
  3,000    AlliedSignal, Inc....................  A-1          5.50     1/27/99      2,988,083
  2,500    Lexington Parker Capital Co. LLC.....  A-1          5.42     1/27/99      2,490,214
    705    Vermont American Corp................  A-1+         5.45     1/27/99        702,225
  2,000    CXC, Inc.............................  A-1+         5.44     1/28/99      1,991,840
  1,685    Wisconsin Electric Power Co..........  A-1+         5.40     1/28/99      1,678,176
           Associates Corporation of North
  3,000    America..............................  A-1+         5.04     1/29/99      2,988,240
  2,500    Merrill Lynch & Co...................  A-1+         5.10     1/29/99      2,490,083
  3,200    Wisconsin Electric Power Co..........  A-1+         5.50     1/29/99      3,186,311
    940    General Electric Capital Corp........  A-1+         5.43      2/1/99        935,605
  2,760    Greenwich Asset Funding Corp.........  A-1+         5.55      2/1/99      2,746,810
           Preferred Receivables Funding
  2,500    Corp.................................  A-1          5.32      2/1/99      2,488,547
           Preferred Receivables Funding
  1,370    Corp.................................  A-1          5.40      2/2/99      1,363,424
           Preferred Receivables Funding
    465    Corp.................................  A-1          5.40      2/2/99        462,768
  2,500    Vermont American Corp................  A-1+         5.27      2/3/99      2,487,923
           Preferred Receivables Funding
    570    Corp.................................  A-1          5.33      2/4/99        567,131
  1,295    Coca-Cola Co.........................  A-1+         5.12      2/5/99      1,288,554
  3,500    Ford Motor Credit Co.................  A-1+         5.15      2/5/99      3,482,476
  1,000    Wisconsin Electric Power Co..........  A-1+         5.25      2/5/99        994,896
  2,000    Marsh & McLennan Cos., Inc...........  A-1+         5.50      2/8/99      1,988,389
  2,500    Corporate Receivables Corp...........  A-1+         5.15     2/10/99      2,485,695
  1,000    Merrill Lynch & Co...................  A-1+         5.20     2/10/99        994,222
  3,700    Heinz (H.J.) Co......................  A-1          5.22     2/12/99      3,677,467

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

                                                   STANDARD
 FACE                                              & POOR'S
 VALUE                                              RATING     INTEREST MATURITY
 (000)                  DESCRIPTION               (UNAUDITED)   RATE      DATE       VALUE
- -------    -------------------------------------  -----------  ------   --------  ------------
COMMERCIAL PAPER--CONTINUED
$ 2,500    Lexington Parker Capital Co. LLC.....  A-1          5.35%    2/12/99   $  2,484,396
           Preferred Receivables Funding
  3,000    Corp.................................  A-1          5.35     2/16/99      2,979,492
  2,500    Beta Finance, Inc....................  A-1+         5.27     2/18/99      2,482,433
  2,500    Goldman Sachs & Co...................  A-1+         5.08     2/24/99      2,480,950
  2,000    Goldman Sachs & Co...................  A-1+         5.18     2/24/99      1,984,460
  2,500    Marsh & McLennan Cos., Inc...........  A-1+         5.23     2/25/99      2,480,024
  3,000    Goldman Sachs & Co...................  A-1+         5.24     2/26/99      2,975,547
  1,700    Marsh & McLennan Cos., Inc...........  A-1+         5.30     2/26/99      1,685,984
  1,000    Coca-Cola Co.........................  A-1+         5.02      3/1/99        991,773
  2,500    General Electric Capital Corp........  A-1+         5.13      3/4/99      2,500,000
  2,000    Deutsche Bank Financial Corp.........  A-1+         5.70      3/5/99      1,999,457
  3,000    Dupont (E.I) de Nemours & Co.........  A-1+         5.05      3/9/99      2,971,804
  2,500    Colgate-Palmolive Co.................  A-1          5.05     3/12/99      2,475,451
  1,250    Enterprise Funding Corp..............  A-1          5.22     3/15/99      1,236,769
  2,500    Beta Finance, Inc....................  A-1+         5.73     3/16/99      2,500,123
  2,500    Schering Corp........................  A-1+         5.02     3/16/99      2,474,203
    788    Enterprise Funding Corp..............  A-1          5.12     3/19/99        779,371
  3,000    Chase Manhattan Bank.................  A-1+         5.22     3/22/99      3,000,235
  1,500    Coca-Cola Co.........................  A-1+         5.00     3/22/99      1,483,333
  4,070    Greenwich Funding Corp...............  A-1+         5.15     3/25/99      4,021,674
  2,500    Marsh & McLennan Cos., Inc...........  A-1+         5.19     3/25/99      2,470,085
  2,500    Colgate-Palmolive Co.................  A-1          5.00      4/5/99      2,467,361
  2,500    Beta Finance, Inc....................  A-1+         5.00      4/6/99      2,467,014
  1,300    Corporate Asset Funding Co., Inc.....  A-1+         5.45     4/15/99      1,279,532
  2,500    Asset Securitization Cooperative.....  A-1+         5.08     4/16/99      2,462,958
  3,000    Chase Manhattan Bank.................  A-1+         4.86     4/21/99      3,000,000
  2,500    Private Export Funding Corp..........  A-1+         4.68      5/6/99      2,459,375
  1,360    Beta Finance, Inc....................  A-1+         5.01     5/17/99      1,334,260
  2,845    Greenwich Asset Funding Corp.........  A-1+         5.10     5/18/99      2,789,783
                                                                                  ------------
TOTAL COMMERCIAL PAPER..........................................................   157,988,791
                                                                                  ------------
MEDIUM-TERM NOTES--4.4%
    575    General Electric Capital Corp........  A-1+         8.10     1/26/99        575,855
           Associates Corporation of North
  2,000    America..............................  A-1+         6.25     3/15/99      2,002,175
  1,500    General Electric Capital Corp........  A-1+         5.98     3/19/99      1,500,768
  2,500    General Electric Capital Corp.(b)....  A-1+         5.14      6/4/99      2,505,525
           Associates Corporation of North
  1,500    America..............................  A-1+         5.65     6/15/99      1,498,891
           Associates Corporation of North
    600    America..............................  A-1+         6.75     10/15/99       608,296
                                                                                  ------------
TOTAL MEDIUM-TERM NOTES.........................................................     8,691,510
                                                                                  ------------
TOTAL INVESTMENTS--99.1%
  (Identified cost $195,136,084)................................................   195,136,084(a)
  Cash and receivables, less liabilities--0.9%..................................     1,675,137
                                                                                  ------------
NET ASSETS--100.0%..............................................................  $196,811,221
                                                                                  ------------
                                                                                  ------------

(a) Federal Income Tax information: At December 31, 1998, the aggregate cost of securities was the same for book and tax purposes.

(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $195,136,084).............................................  $ 195,136,084
Cash........................................................         27,357
Receivables
  Fund shares sold..........................................      2,426,087
  Interest..................................................        549,742
Prepaid expenses............................................          3,418
                                                              -------------
    Total assets............................................    198,142,688
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................      1,161,522
  Investment advisory fee...................................         74,750
  Financial agent fee.......................................         16,912
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         73,223
                                                              -------------
    Total liabilities.......................................      1,331,467
                                                              -------------
NET ASSETS..................................................  $ 196,811,221
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 196,811,221
                                                              -------------
NET ASSETS..................................................  $ 196,811,221
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     19,681,144
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       10.00
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $   7,835,760
                                                              -------------
    Total investment income.................................      7,835,760
                                                              -------------
EXPENSES
  Investment advisory fee...................................        564,665
  Financial agent fee.......................................        123,865
  Custodian.................................................         30,083
  Printing..................................................         22,780
  Professional..............................................         20,755
  Trustees..................................................         12,172
  Miscellaneous.............................................          6,246
                                                              -------------
    Total expenses..........................................        780,566
                                                              -------------
NET INVESTMENT INCOME.......................................      7,055,194
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   7,055,194
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED           YEAR ENDED
                                                                             DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                             -----------------   ------------------
FROM OPERATIONS
  Net investment income (loss).............................................  $      7,055,194    $       6,261,529
                                                                             -----------------   ------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................         7,055,194            6,261,529
                                                                             -----------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income....................................................        (7,055,197)          (6,261,529)
                                                                             -----------------   ------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................        (7,055,197)          (6,261,529)
                                                                             -----------------   ------------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (47,209,211 and 35,987,251 shares,
    respectively)..........................................................       472,092,185          359,872,496
  Net asset value of shares issued from reinvestment of distributions
    (705,519 and 626,153 shares, respectively).............................         7,055,197            6,261,528
  Cost of shares repurchased (40,894,255 and 37,088,873 shares,
    respectively)..........................................................      (408,942,852)        (370,888,736)
                                                                             -----------------   ------------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS................        70,204,530           (4,754,712)
                                                                             -----------------   ------------------
  NET INCREASE (DECREASE) IN NET ASSETS....................................        70,204,527           (4,754,712)
NET ASSETS
  Beginning of period......................................................       126,606,694          131,361,406
                                                                             -----------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
    AND $3, RESPECTIVELY)..................................................  $    196,811,221    $     126,606,694
                                                                             -----------------   ------------------
                                                                             -----------------   ------------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              YEAR ENDED DECEMBER 31,
                                           1998           1997          1996          1995          1994
                                        -----------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................     $    10.00     $   10.00     $   10.00     $   10.00     $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......           0.50          0.50          0.50          0.56          0.38(1)
                                        -----------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................           0.50          0.50          0.50          0.56          0.38
                                        -----------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................          (0.50)        (0.50)        (0.50)        (0.56)        (0.38)
                                        -----------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............          (0.50)        (0.50)        (0.50)        (0.56)        (0.38)
                                        -----------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......     $    10.00     $   10.00     $   10.00     $   10.00     $   10.00
                                        -----------     ---------     ---------     ---------     ---------
                                        -----------     ---------     ---------     ---------     ---------

Total return........................           5.09%         4.99%         4.98%         5.55%         3.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................       $196,811      $126,607      $131,361      $102,943       $94,586
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................           0.55%         0.55%         0.55%         0.53%(2)      0.55%
  Net investment income.............           4.99%         5.07%         4.89%         5.57%         3.85%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                                 GROWTH SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 30.01%, outperforming the 28.76% return of the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    While 1998 turned out to be an excellent year for the U.S. stock market, it was marked with exceptional volatility. Last year was also marked by a large disparity in returns between asset classes. Small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The portfolio's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong performance last year.

    Specific to the fourth quarter, positive contributors to the portfolio's above-average results included our top-down strategy of overweighting technology, communication services and consumer staples as well as strong stock selection in each of these sectors. Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the portfolio's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

    Overall, we remain cautiously optimistic on the market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many crosscurrents at work in the global financial systems.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GROWTH SERIES    S&P 500 INDEX(1)
12/31/1988         $10,000.00          $10,000.00
12/31/1989         $13,605.95          $13,143.49
12/31/1990         $14,162.17          $12,723.63
12/31/1991         $20,352.54          $16,609.89
12/31/1992         $22,446.69          $17,887.30
12/31/1993         $26,867.26          $19,676.05
12/31/1994         $27,264.69          $19,936.37
12/31/1995         $35,674.71          $27,413.96
12/31/1996         $40,162.38          $33,787.07
12/31/1997         $48,625.91          $45,063.71
12/31/1998            $63,220             $58,022

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                          1 YEAR   5 YEARS   10 YEARS
- ---------------------------------------------------------------------
Growth Series                             30.01%    18.67%     20.25%
- ---------------------------------------------------------------------
S&P 500 Index                             28.76%    24.15%     19.22%
- ---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/88. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                                 GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                               SHARES           VALUE
                                                             -----------   ----------------
COMMON STOCKS--98.3%
BANKS (MAJOR REGIONAL)--3.7%
  Bank One Corp...........................................       324,852   $     16,587,755
  Mellon Bank Corp........................................       203,800         14,011,250
  U.S. Bancorp............................................       261,800          9,293,900
  Wells Fargo & Co........................................       730,000         29,154,375
                                                                           ----------------
                                                                                 69,047,280
                                                                           ----------------
BANKS (MONEY CENTER)--1.3%
  BankAmerica Corp........................................       411,887         24,764,706
                                                                           ----------------
BEVERAGES (ALCOHOLIC)--1.0%
  Anheuser-Busch Companies, Inc...........................       285,800         18,755,625
                                                                           ----------------
BEVERAGES (NON-ALCOHOLIC)--1.5%
  PepsiCo, Inc............................................       706,700         28,930,531
                                                                           ----------------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.9%
  CBS Corp................................................       283,400          9,281,350
  Chancellor Media Corp. (b)..............................       228,200         10,925,075
  Clear Channel Communications, Inc. (b)..................       175,800          9,581,100
  Fox Entertainment Group, Inc. Class A (b)...............       228,800          5,762,900
  Liberty Media Group Class A (b).........................       502,100         23,127,981
  Tele-Communications, Inc. Class A (b)...................       594,200         32,866,687
                                                                           ----------------
                                                                                 91,545,093
                                                                           ----------------
COMMUNICATIONS EQUIPMENT--0.8%
  Tellabs, Inc. (b).......................................       212,000         14,535,250
                                                                           ----------------
COMPUTERS (HARDWARE)--3.5%
  International Business Machines Corp....................       354,900         65,567,775
                                                                           ----------------
COMPUTERS (NETWORKING)--1.5%
  Cisco Systems, Inc. (b).................................       312,375         28,992,305
                                                                           ----------------
COMPUTERS (PERIPHERALS)--1.6%
  EMC Corp. (b)...........................................       356,000         30,260,000
                                                                           ----------------
COMPUTERS (SOFTWARE & SERVICES)--11.8%
  America Online, Inc. (b)................................       119,500         19,120,000
  BMC Software, Inc. (b)..................................       649,600         28,947,800
  Compuware Corp. (b).....................................       584,000         45,625,000
  Edwards (J.D.) & Co. (b)................................       227,600          6,458,150
  HBO & Co................................................     1,072,100         30,755,869
  Microsoft Corp. (b).....................................       450,500         62,478,719
  Oracle Corp. (b)........................................       401,100         17,297,437
  Sterling Commerce, Inc. (b).............................       241,601         10,872,045
                                                                           ----------------
                                                                                221,555,020
                                                                           ----------------
CONSUMER FINANCE--1.2%
  Capital One Financial Corp..............................       203,600         23,414,000
                                                                           ----------------
DISTRIBUTORS (FOOD & HEALTH)--1.5%
  Cardinal Health, Inc....................................       365,400         27,724,725
                                                                           ----------------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co.....................................       474,300         48,408,244
                                                                           ----------------
ELECTRONICS (SEMICONDUCTORS)--4.8%
  Intel Corp..............................................       656,000         77,777,000
  Micron Technology, Inc..................................       257,100         12,999,619
                                                                           ----------------
                                                                                 90,776,619
                                                                           ----------------
FINANCIAL (DIVERSIFIED)--4.9%
  Citigroup, Inc..........................................       542,150         26,836,425
  Freddie Mac.............................................       660,100         42,535,194
  Morgan Stanley, Dean Witter & Co. (b)...................       309,500         21,974,500
                                                                           ----------------
                                                                                 91,346,119
                                                                           ----------------
HEALTH CARE (DIVERSIFIED)--5.8%
  Bristol-Myers Squibb Co. (b)............................       383,400         51,303,712
  Mylan Laboratories, Inc.................................       367,600         11,579,400

                                                               SHARES           VALUE
                                                             -----------   ----------------
HEALTH CARE (DIVERSIFIED)--CONTINUED
  Warner-Lambert Co.......................................       609,200   $     45,804,225
                                                                           ----------------
                                                                                108,687,337
                                                                           ----------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--6.7%
  Pfizer, Inc.............................................       494,800         62,066,475
  Schering-Plough Corp....................................       751,800         41,536,950
  Watson Pharmaceuticals, Inc. (b)........................       357,700         22,490,387
                                                                           ----------------
                                                                                126,093,812
                                                                           ----------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.7%
  Baxter International, Inc. (b)..........................       351,600         22,612,275
  Becton, Dickinson and Co................................       175,700          7,500,194
  Genzyme Corp............................................       184,900          9,198,775
  Medtronic, Inc..........................................       403,400         29,952,450
                                                                           ----------------
                                                                                 69,263,694
                                                                           ----------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.1%
  Clorox Co. (The)........................................        59,200          6,915,300
  Colgate-Palmolive Co....................................        90,700          8,423,762
  Procter & Gamble Co. (The) (b)..........................       269,800         24,636,112
                                                                           ----------------
                                                                                 39,975,174
                                                                           ----------------
INSURANCE (LIFE/HEALTH)--0.6%
  UNUM Corp...............................................       193,600         11,301,400
                                                                           ----------------
INSURANCE (MULTI-LINE)--1.9%
  American International Group, Inc.......................       241,850         23,368,756
  ReliaStar Financial Corp................................       246,700         11,379,037
                                                                           ----------------
                                                                                 34,747,793
                                                                           ----------------
LODGING--HOTELS--0.5%
  Carnival Corp...........................................       204,500          9,816,000
                                                                           ----------------
MANUFACTURING (DIVERSIFIED)--2.1%
  Tyco International Ltd..................................       532,500         40,170,469
                                                                           ----------------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  Halliburton Co..........................................       122,400          3,626,100
  Schlumberger Ltd........................................        79,400          3,662,325
  Transocean Offshore, Inc................................       120,500          3,230,906
                                                                           ----------------
                                                                                 10,519,331
                                                                           ----------------
OIL (DOMESTIC INTEGRATED)--1.8%
  USX-Marathon Group......................................     1,129,800         34,035,225
                                                                           ----------------
OIL (INTERNATIONAL INTEGRATED)--2.1%
  Amoco Corp..............................................       543,200         32,048,800
  Conoco, Inc. Class A (b)................................       320,200          6,684,175
                                                                           ----------------
                                                                                 38,732,975
                                                                           ----------------
RETAIL (BUILDING SUPPLIES)--1.8%
  Home Depot, Inc. (The)..................................       558,500         34,173,219
                                                                           ----------------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  Tandy Corp. (b).........................................       172,900          7,121,319
                                                                           ----------------
RETAIL (DRUG STORES)--4.0%
  CVS Corp................................................       655,500         36,052,500
  Rite Aid Corp...........................................       779,200         38,619,100
                                                                           ----------------
                                                                                 74,671,600
                                                                           ----------------
RETAIL (FOOD CHAINS)--4.3%
  Meyer (Fred), Inc. (b)..................................       548,590         33,052,548
  Safeway, Inc. (b).......................................       788,300         48,037,031
                                                                           ----------------
                                                                                 81,089,579
                                                                           ----------------
RETAIL (GENERAL MERCHANDISE)--0.8%
  Wal-Mart Stores, Inc....................................       173,500         14,129,406
                                                                           ----------------
RETAIL (SPECIALTY)--1.7%
  Borders Group, Inc......................................       379,500          9,463,781

                       See Notes to Financial Statements

                                 GROWTH SERIES

                                                               SHARES           VALUE
                                                             -----------   ----------------
RETAIL (SPECIALTY)--CONTINUED
  Staples, Inc. (b).......................................       531,550   $     23,222,091
                                                                           ----------------
                                                                                 32,685,872
                                                                           ----------------
SERVICES (COMMERCIAL & CONSUMER)--0.5%
  ServiceMaster Co. (The).................................       450,000          9,928,125
                                                                           ----------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.4%
  AirTouch Communications, Inc. (b).......................       879,100         63,405,088
                                                                           ----------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
  AT&T Corp...............................................       359,400         27,044,850
  MCI WorldCom, Inc. (b)..................................       455,794         32,703,220
                                                                           ----------------
                                                                                 59,748,070
                                                                           ----------------
TELEPHONE--2.0%
  BellSouth Corp..........................................       436,600         21,775,425
  SBC Communications, Inc.................................       295,500         15,846,188
                                                                           ----------------
                                                                                 37,621,613
                                                                           ----------------
WASTE MANAGEMENT--1.7%
  Waste Management, Inc...................................       678,300         31,625,738
                                                                           ----------------
TOTAL COMMON STOCKS
  (Identified cost $1,331,834,475)......................................      1,845,166,131
                                                                           ----------------
FOREIGN COMMON STOCKS--0.8%
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.8%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)..............       211,000         14,677,687
                                                                           ----------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,319,521).........................................         14,677,687
                                                                           ----------------
TOTAL LONG-TERM INVESTMENTS--99.1%
  (Identified cost $1,344,153,996)......................................      1,859,843,818
                                                                           ----------------

                                                     STANDARD
                                                     & POOR'S          PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)            VALUE
                                                    -----------   -------------   ---------------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--0.8%
  Greenwich Funding Corp. 5.20%,
    1/4/99........................................  A-1+          $       3,000   $     2,997,964
  SBC. Communications Inc. 5.95%,
    1/6/99........................................  A-1+                  3,770         3,766,885
  Freddie Mac 5%, 1/8/99..........................  A-1+                  2,000         1,998,024
  Pitney Bowes Credit Corp. 4.95%,
    1/14/99.......................................  A-1+                  5,945         5,934,373
  Vermont American Corp. 5.45%,
    1/27/99.......................................  A-1+                  1,115         1,110,611
                                                                                  ---------------
                                                                                       15,807,857
                                                                                  ---------------
FEDERAL AGENCY SECURITIES--0.7%
  FHLB 4.50%, 1/4/99..............................                       13,770        13,764,836
                                                                                  ---------------
MEDIUM-TERM NOTES--0.1%
  General Electric Capital Corp. 5.14%, 3/4/99
    (c)...........................................  A-1+                  1,000           999,900
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $30,575,635)................................................        30,572,593
                                                                                  ---------------
TOTAL INVESTMENTS--100.7%
  (Identified cost $1,374,729,631).............................................     1,890,416,411(a)
  Cash and receivables, less liabilities--(0.7%)...............................       (14,120,110)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $ 1,876,296,301
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $532,916,550 and gross depreciation of $15,547,346 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,373,047,207.
(b)  Non-income producing.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $1,374,729,631)...........................................  $ 1,890,416,411
Receivables
  Investment securities sold................................       12,648,491
  Fund shares sold..........................................        1,205,089
  Dividends and interest....................................        1,002,798
Prepaid expenses............................................           32,273
                                                              ---------------
    Total assets............................................    1,905,305,062
                                                              ---------------
LIABILITIES
Payables
  Custodian.................................................           25,163
  Investment securities purchased...........................       26,232,303
  Fund shares repurchased...................................        1,447,850
  Investment advisory fee...................................          928,585
  Financial agent fee.......................................           60,789
  Trustees' fee.............................................            5,060
  Accrued expenses..........................................          309,011
                                                              ---------------
    Total liabilities.......................................       29,008,761
                                                              ---------------
NET ASSETS..................................................  $ 1,876,296,301
                                                              ---------------
                                                              ---------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 1,331,914,616
  Undistributed net investment income.......................        1,285,201
  Accumulated net realized gain.............................       27,409,704
  Net unrealized appreciation...............................      515,686,780
                                                              ---------------
NET ASSETS..................................................  $ 1,876,296,301
                                                              ---------------
                                                              ---------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       78,409,721
                                                              ---------------
                                                              ---------------
Net asset value and offering price per share................  $         23.93
                                                                      -------
                                                                      -------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $  11,511,581
  Interest..................................................      2,338,299
  Foreign taxes withheld....................................        (83,354)
                                                              -------------
    Total investment income.................................     13,766,526
                                                              -------------
EXPENSES
  Investment advisory fee...................................     10,143,250
  Financial agent fee.......................................        706,724
  Custodian.................................................        174,982
  Printing..................................................         98,816
  Professional..............................................         44,009
  Trustees..................................................         13,431
  Miscellaneous.............................................         83,231
                                                              -------------
    Total expenses..........................................     11,264,443
                                                              -------------
NET INVESTMENT INCOME.......................................      2,502,083
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     45,867,063
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    390,908,702
                                                              -------------
NET GAIN ON INVESTMENTS.....................................    436,775,765
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 439,277,848
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED       YEAR ENDED
                                                                                        DECEMBER 31,     DECEMBER 31,
                                                                                            1998             1997
                                                                                       --------------   ---------------
FROM OPERATIONS
  Net investment income (loss).......................................................  $   2,502,083    $    8,821,110
  Net realized gain (loss)...........................................................     45,867,063       208,505,196
  Net change in unrealized appreciation (depreciation)...............................    390,908,702        44,027,962
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................    439,277,848       261,354,268
                                                                                       --------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............................................................     (2,092,243)       (8,665,448)
  Net realized gains.................................................................    (67,564,709)     (236,146,906)
                                                                                       --------------   ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..........................    (69,656,952)     (244,812,354)
                                                                                       --------------   ---------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (14,661,827 and 12,502,677 shares, respectively).....    306,260,617       253,355,592
  Net asset value of shares issued from reinvestment of distributions (3,143,060 and
    12,750,840 shares, respectively).................................................     69,656,952       244,812,354
  Cost of shares repurchased (17,964,177 and 12,075,426 shares, respectively)........   (374,810,017)     (244,536,540)
                                                                                       --------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS.....................................      1,107,552       253,631,406
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS.........................................................    370,728,448       270,173,320
NET ASSETS
  Beginning of period................................................................  1,505,567,853     1,235,394,533
                                                                                       --------------   ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,285,201 AND
    $875,361, RESPECTIVELY)..........................................................  $1,876,296,301   $1,505,567,853
                                                                                       --------------   ---------------
                                                                                       --------------   ---------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED DECEMBER 31,
                                         1998           1997          1996          1995          1994
                                      -----------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $    19.16     $   18.89     $   18.13     $   15.69     $   16.59
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.03          0.13          0.19          0.20          0.23(1)(3)
  Net realized and unrealized gain
    (loss)..........................         5.65          3.70          2.10          4.60          0.02
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................         5.68          3.83          2.29          4.80          0.25
                                      -----------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................        (0.03)        (0.13)        (0.18)        (0.17)        (0.23)
  Dividends from net realized
    gains...........................        (0.88)        (3.43)        (1.35)        (2.19)        (0.92)
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............        (0.91)        (3.56)        (1.53)        (2.36)        (1.15)
                                      -----------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........         4.77          0.27          0.76          2.44         (0.90)
                                      -----------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $    23.93     $   19.16     $   18.89     $   18.13     $   15.69
                                      -----------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------

Total return........................        30.01%        21.07%        12.58%        30.85%         1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $1,876,296     $1,505,568    $1,235,395     $985,389      $616,221
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.69%         0.74%         0.72%         0.75%(2)      0.80%
  Net investment income.............         0.15%         0.64%         1.03%         1.12%         1.38%
Portfolio turnover rate.............          102%          284%          167%          173%          185%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking high current income. Investors should note that the Fund may invest in emerging-markets debt and high-yield securities. Foreign investments pose added risks, such as currency fluctuation, less public disclosure, and political and economic uncertainty. High-yielding fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned (4.02)% compared with a return of 8.69% for the Lehman Brothers Aggregate Index.(1) In contrast, the J.P. Morgan Emerging Market Bond Index Plus was down (14.35)% for the same period.(2) All performance figures assume reinvestment of distributions and are net of sales charges.

    The disappointing performance was due to our exposure to more credit-sensitive sectors of the bond market. During 1998, the world financial markets have been experiencing a global "flight to quality" that has been driven by the financial crises in Asia and Russia. U.S. Treasuries have been the sole benefactor, while the biggest losers have been higher-yielding sectors, such as emerging-markets and domestic high-yield, two of our largest portfolio positions.

    The two biggest risks in fixed income investing are interest rate risk and credit risk. Our investment approach does not try to anticipate the direction of interest rates. Instead, we seek to add value by identifying undervalued sectors of the bond market. This contrarian approach is one that requires discipline and conviction, but has served us well in the past. Of course, past performance is no guarantee of future results.

    We will continue to follow our value-oriented investment approach, overweighting those sectors where we find the best values. Despite recent weakness, our long-term outlook remains constructive. We feel the market has overreacted to global events, resulting in extraordinary values for long-term investors. We will continue to maintain well-diversified portfolios (investing across 12 market sectors), with exposure to more credit-sensitive sectors, which we perceive to be considerably undervalued.

OUTLOOK

    It is important at times like this to keep a long-term perspective as extreme market moves like the one we are currently experiencing generally reverse themselves over time. We have seen a number of market events like this over the last decade. Two that most resemble the current situation were the "junk" bond panic of 1990-91 and the Mexican peso devaluation in 1994-95. Although both of these events triggered dips in the market, long-term investors were rewarded for their patience and conviction. Of course, past performance is no guarantee of future performance, and there can be no assurance that there will be a similar turnaround in emerging markets.

(1) The Lehman Brothers Aggregate Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index is not available for direct investment.

(2) The J.P. Morgan Emerging Market Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index is not available for direct investment.

                        MULTI-SECTOR FIXED INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MULTI-SECTOR FIXED INCOME      LEHMAN BROTHERS AGGREGATE BOND
                        SERIES                           INDEX*
12/31/1988                     $10,000.00                           $10,000.00
12/31/1989                     $10,817.36                           $11,453.45
12/31/1990                     $11,385.31                           $12,479.63
12/31/1991                     $13,595.70                           $14,476.73
12/31/1992                     $14,959.31                           $15,548.07
12/31/1993                     $17,337.56                           $17,064.12
12/31/1994                     $16,388.58                           $16,566.46
12/31/1995                     $20,246.12                           $19,627.75
12/31/1996                     $22,760.36                           $20,340.30
12/31/1997                     $25,247.92                           $22,303.70
12/31/1998                     $24,234.00                           $24,241.18

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
  12/31/98

                                            1 YEAR   5 YEARS   10 YEARS
- -----------------------------------------------------------------------
Multi-Sector Fixed Income Series            (4.02)%    6.93%      9.26%
- -----------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*        8.69%     7.27%      9.26%
- -----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/88. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. The Index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
U.S. GOVERNMENT SECURITIES--2.0%
  U.S. Treasury Notes 4.75%, 11/15/08..................  Aaa           $  1,250   $   1,258,942
  U.S. Treasury Notes 5.25%, 11/15/28..................  Aaa              2,400       2,456,955
                                                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $3,691,391).................................................       3,715,897
                                                                                  -------------
AGENCY MORTGAGE-BACKED SECURITIES--0.8%
  GNMA 8%, 9/15/06.....................................  Aaa                  8           8,500
  GNMA 8%, 10/15/06....................................  Aaa                129         134,825
  GNMA 6.50%, '24-'26..................................  Aaa              1,305       1,325,406
                                                                                  -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,427,614).................................................       1,468,731
                                                                                  -------------
MUNICIPAL BONDS--11.9%
CALIFORNIA--1.6%
  Orange County Pension Revenue Series A Taxable 7.67%,
    9/1/09.............................................  Aaa              2,620       2,990,075
                                                                                  -------------
COLORADO--1.2%
  Denver City and County School District 01 Pension
    Taxable 6.76%, 12/15/07............................  Aaa              2,000       2,140,000
                                                                                  -------------
FLORIDA--1.1%
  Palm Beach County Solid Waste Industrial Development
    Project B Revenue Taxable 10.50%, 1/1/11 (e)(f)....  NR               1,500         750,000

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
FLORIDA--CONTINUED
  University of Miami Exchangeable Revenue Series A
    Taxable 7.65%, 4/1/20..............................  Aaa           $  1,290   $   1,381,912
                                                                                  -------------
                                                                                      2,131,912
                                                                                  -------------
ILLINOIS--1.6%
  Illinois Educational Facilities Authority-- Loyola
    University Revenue Series A 5.70%, 7/1/24..........  Aaa              1,200       1,293,000
  Illinois Educational Facilities Authority-- Loyola
    University Revenue Series A Taxable 7.84%,
    7/1/24.............................................  Aaa              1,600       1,734,000
                                                                                  -------------
                                                                                      3,027,000
                                                                                  -------------
MASSACHUSETTS--3.3%
  Massachusetts State Port Authority Revenue Series C
    Taxable 6.35%, 7/1/06..............................  Aa               1,500       1,569,375
  Massachusetts State Turnpike Authority Series A
    Revenue 5%, 1/1/27.................................  Aaa              2,125       2,095,781
  Massachusetts State Water Resources Authority Revenue
    Series D 5%,
    8/1/24.............................................  Aaa              2,500       2,468,750
                                                                                  -------------
                                                                                      6,133,906
                                                                                  -------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
PENNSYLVANIA--1.1%
  Pittsburgh Series B Pension General Obligation
    Taxable 6.35%, 3/1/13..............................  Aaa           $  2,000   $   2,100,000
                                                                                  -------------
TEXAS--0.8%
  Texas State University System Revenue 6.16%,
    3/15/06............................................  Aaa              1,495       1,534,244
                                                                                  -------------
VIRGINIA--0.4%
  Newport News Series B Taxable 7.05%, 1/15/25.........  Aa                 750         774,375
                                                                                  -------------
WASHINGTON--0.8%
  Snohomish County Washington School District 5.65%,
    12/1/09............................................  Aaa              1,400       1,547,000
                                                                                  -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $21,832,860)................................................      22,378,512
                                                                                  -------------
ASSET-BACKED SECURITIES--5.0%
  Continental Airlines, Series 97-2D 7.522%, 6/30/01...  Ba               2,004       2,001,291
  Green Tree Financial Corp. 94-1, B2 7.85%, 4/15/19...  Baa(c)           3,000       2,895,000
  Green Tree Financial Corp. 97-4, M1 7.22%, 2/15/29...  Aa               2,500       2,514,062
  Team Fleet Financing Corp. 96-1, B 144A 7.10%,
    12/15/02 (b).......................................  BBB(c)           1,975       1,955,250
                                                                                  -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $9,579,253).................................................       9,365,603
                                                                                  -------------
CORPORATE BONDS--18.4%
AIRLINES--1.0%
  U.S. Airways 6.85%, 01/30/18.........................  A                1,860       1,861,581
                                                                                  -------------
AUTO PARTS & EQUIPMENT--1.3%
  Titan Tire Corp. 7%, 2/11/00.........................  NR               2,500       2,475,000
                                                                                  -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
  Poland Communications, Inc. Series B 9.875%,
    11/1/03............................................  B                2,200       1,944,250
                                                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)--0.3%
  PSINet, Inc. 144A 11.50%, 11/1/08 (b)................  B                  600         624,000
                                                                                  -------------
ENTERTAINMENT--0.8%
  SFX Entertainment, Inc. 144A 9.125%, 12/1/08 (b).....  B                1,500       1,496,250
                                                                                  -------------
FINANCIAL (DIVERSIFIED)--1.3%
  BNP U.S. Funding LLC Series A 144A, 7.738%, 12/31/49
    (b)(d).............................................  A                2,500       2,412,435
                                                                                  -------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--3.9%
  Majestic Star Casino LLC Series B 12.75%, 5/15/03....  B                1,500       1,567,500
  Mashantucket Pequot 144A 6.57%, 9/1/13 (b)...........  Aaa              2,140       2,153,375
  Mashantucket Pequot 144A 6.91%, 9/1/12 (b)...........  Aaa              1,100       1,138,500
  Station Casinos, Inc. 10.125%, 3/15/06...............  B                2,250       2,356,875
                                                                                  -------------
                                                                                      7,216,250
                                                                                  -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--0.9%
  Schein Pharmaceutical, Inc. 8.762%, 12/15/04 (d).....  B                2,055       1,767,300
                                                                                  -------------
MANUFACTURING (SPECIALIZED)--0.6%
  Collins & Aikman Products 11.50%, 4/15/06............  B                1,000       1,042,500
                                                                                  -------------
OIL & GAS (EXPLORATION & PRODUCTION)--3.1%
  Benton Oil & Gas Co. 9.375%, 11/1/07.................  B                1,500         930,000
  Benton Oil & Gas Co. 144A 11.625%, 5/1/03 (b)........  B                1,000         660,000
                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
  Forcenergy, Inc. Series B 8.50%, 2/15/07.............  B             $  4,325   $   2,595,000
  Lomak Petroleum, Inc. 8.75%, 1/15/07.................  B                1,750       1,627,500
                                                                                  -------------
                                                                                      5,812,500
                                                                                  -------------
PERSONAL CARE--0.9%
  Bally Total Fitness Holding Corp. Series B 9.875%,
    10/15/07...........................................  B                1,750       1,715,000
                                                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  ARA Services, Inc. 10.625%, 8/1/00...................  Baa                 54          56,970
  Fisher Scientific International, Inc. 144A 9%, 2/1/08
    (b)................................................  B                1,000       1,000,000
                                                                                  -------------
                                                                                      1,056,970
                                                                                  -------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
  RCN Corp. Series B 0%, 2/15/08 (d)...................  B                2,000       1,080,000
                                                                                  -------------
TELEPHONE--1.7%
  ICG Holdings, Inc. 0%, 9/15/05 (d)...................  NR                 900         747,000
  Interamericas Co. 144A 14%, 10/27/07 (b).............  NR               1,830         960,750
  Intermedia Communications, Inc. Series B 0%, 7/15/07
    (d)................................................  B                1,100         770,000
  Pathnet, Inc. 12.25%, 4/15/08........................  NR               1,000         700,000
                                                                                  -------------
                                                                                      3,177,750
                                                                                  -------------
TRUCKERS & MARINE--0.4%
  Hvide Marine, Inc. 8.375%, 2/15/08...................  B                1,000         811,250
                                                                                  -------------
TOTAL CORPORATE BONDS
  (Identified cost $38,992,188)................................................      34,493,036
                                                                                  -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--24.4%
  BTC Mortgage Investors Trust 97-S1, D 144A 6.95%,
    12/31/09 (b).......................................  BBB(c)           1,750       1,750,000
  CS First Boston Corp. 97-SPCE, D 144A 7.332%, 4/20/08
    (b)................................................  BBB(c)           1,800       1,763,437
  CS First Boston Mortgage Securities 97-1R, 1M4 144A
    7.312%, 2/28/22 (b)................................  Baa              2,697       2,496,175
  ContiMortgage Home Equity Loan Trust 98-1, B 7.86%,
    4/15/29............................................  Baa              4,000       3,937,500
  DLJ Mortgage Acceptance Corp. 97-CF2, B1 144A 7.14%,
    11/15/08 (b).......................................  Baa              2,200       2,042,562
  First Chicago/Lennar Trust 97-CHL1, D 144A 8.11%,
    5/29/08 (b)........................................  BB(c)            2,000       1,715,625
  First Union Lehman Brothers Bank of America 98-C2, D
    6.778%, 3/18/13....................................  Baa              3,000       2,834,063
  GE Capital Mortgage Securities, Inc. 98-26, M 6.25%,
    2/25/14............................................  AAA(c)           1,217       1,197,153
  GE Capital Mortgage Services, Inc. 96-8, 2A5 7.50%,
    5/25/26............................................  AAA(c)             972         981,486
  General Growth Properties 97-1, D2 144A 6.992%,
    11/15/07 (b).......................................  Baa              2,000       1,935,625
  IMC Home Equity Loan Trust 98-1, B 7.87% 6/20/29.....  Baa              2,000       1,930,938
  IMPAC CMB Trust 98-2, M3 7.25%, 4/25/28..............  A(c)               957         959,139
  LB Commercial Conduit Mortgage Trust 98-C4, A1B
    6.21%, 10/15/08....................................  Aaa              2,250       2,294,297
  Merrill Lynch Mortgage Investors, Inc. 96-C2, A3
    6.96%, 11/21/28....................................  A(c)             3,607       3,715,210
  Morgan Stanley Capital I 98-WF2, C 6.77%, 6/15/08....  A(c)             1,700       1,734,000
  Residential Asset Securitization Trust 96-A4, A13
    7.50%, 9/25/26.....................................  AAA(c)           1,000       1,014,375
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26...........................................  AAA(c)             273         273,052
  Residential Funding Mortgage Securities I 94-57, M3
    6.50%, 3/25/24.....................................  BBB(c)           4,012       3,799,398
  Ryland Mortgage Securities Corp. III 92-A, 1A 8.258%,
    3/29/30............................................  A-(c)              750         748,887

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Securitized Asset Sales, Inc. 95-6, B3 144A 7%,
    12/25/10 (b).......................................  NR            $  1,266   $   1,180,091
  Securitized Asset Sales, Inc. 95-A, M 7.53%,
    3/25/24............................................  Aa               1,771       1,782,754
  Structured Asset Securities Corp. 95-C1, D 7.375%,
    9/25/24............................................  BBB(c)           2,000       2,008,750
  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24...........................................  A+(c)            2,250       2,257,031
  Wilshire Funding Corp. 97-WFC1, M3 7.25%, 8/25/27....  Baa              1,541       1,404,422
                                                                                  -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $46,266,182)................................................      45,755,970
                                                                                  -------------
FOREIGN GOVERNMENT SECURITIES--18.3%
ARGENTINA--3.4%
  Republic of Argentina 11%, 12/4/05...................  Ba               3,050       3,042,375
  Republic of Argentina BGL5 11.375%, 1/30/17..........  Ba               1,500       1,503,750
  Republic of Argentina RegS 11.75%, 2/12/07...........  Ba               2,250       1,915,312
                                                                                  -------------
                                                                                      6,461,437
                                                                                  -------------
BRAZIL--1.6%
  Republic of Brazil C Bond, PIK interest
    capitalization, 8%, 4/15/14 (d)....................  B                2,555       1,539,629
  Republic of Brazil NMB-L Bearer 6.188%, 4/15/09
    (d)................................................  B                2,500       1,382,812
                                                                                  -------------
                                                                                      2,922,441
                                                                                  -------------
BULGARIA--1.8%
  Republic of Bulgaria FLIRB Series A Bearer 2.50%,
    7/28/12 (d)........................................  B                4,430       2,547,250
  Republic of Bulgaria IAB Series PDI Euro 6.688%,
    7/28/11 (d)........................................  B                1,250         845,313
                                                                                  -------------
                                                                                      3,392,563
                                                                                  -------------
COLOMBIA--1.8%
  Republic of Colombia 7.625%, 2/15/07.................  Baa              1,500       1,248,750
  Republic of Colombia Global Bond 8.375%, 2/15/27.....  Baa              2,750       2,048,750
                                                                                  -------------
                                                                                      3,297,500
                                                                                  -------------
CROATIA--1.6%
  Croatia Series A 6.563%, 7/31/10 (d).................  Baa              2,000       1,600,000
  Croatia Series B 6.563%, 7/31/06 (d).................  Baa              1,810       1,465,744
                                                                                  -------------
                                                                                      3,065,744
                                                                                  -------------
DOMINICAN REPUBLIC--0.2%
  Dominican Republic PDI Bearer 6.625%, 8/30/09 (d)....  B(c)               485         339,500
                                                                                  -------------
MEXICO--3.0%
  United Mexican States Global Bond 11.50%, 5/15/26....  Ba               5,350       5,700,425
                                                                                  -------------
PANAMA--1.1%
  Republic of Panama 8.875%, 9/30/27...................  Ba               2,215       2,093,175
                                                                                  -------------
PERU--1.0%
  Peru PDI 4%, 3/7/17 (d)..............................  BB(c)            2,950       1,865,875
                                                                                  -------------
POLAND--1.9%
  Poland PDI Bearer 5%, 10/27/14 (d)...................  Baa              3,750       3,513,281
                                                                                  -------------
SOUTH AFRICA--0.9%
  Republic of South Africa 8.50%, 6/23/17..............  Baa              2,080       1,600,768
                                                                                  -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $34,928,431)................................................
                                                                                     34,252,709
                                                                                  -------------
                                                           MOODY'S
                                                            BOND         PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
FOREIGN CORPORATE BONDS--15.8%
ARGENTINA--3.3%
  Compania de Radiocomunicaciones Moviles SA 144A
    9.25%, 5/8/08 (b)..................................  Ba            $  3,200   $   2,960,000
  Mastellone Hermanos S.A. 11.75%, 04/01/08............  B                1,000         807,500
  Telefonica de Argentina 144A 9.125%, 5/7/08 (b)......  Ba               2,500       2,312,500
                                                                                  -------------
                                                                                      6,080,000
                                                                                  -------------
BRAZIL--1.4%
  Globo Communicacoes Co. 144A 10.625%, 12/5/08 (b)....  B                3,500       2,292,500
  MRS Logistica SA RegS Series B 10.625%, 8/15/05......  B(c)               750         388,125
                                                                                  -------------
                                                                                      2,680,625
                                                                                  -------------
CAYMAN ISLANDS--1.1%
  Centaur Funding Corp. 144A, 9.08%, 4/21/20 (b).......  Baa              2,000       2,075,000
                                                                                  -------------
CHILE--1.7%
  Compania Sud Americana de Vapores SA 7.375%,
    12/8/03............................................  BBB(c)           2,000       1,810,000
  Empresa Nacional de Electricidad SA 7.75%, 7/15/08...  Baa              1,500       1,416,300
                                                                                  -------------
                                                                                      3,226,300
                                                                                  -------------
CHINA--0.5%
  AES China Generating Co. Yankee 10.125%, 12/15/06....  Ba               1,235         852,150
                                                                                  -------------
GREECE--0.9%
  Fage Dairy Industries SA 9%, 2/1/07..................  B                2,000       1,710,000
                                                                                  -------------
INDONESIA--0.3%
  APP Finance II Mauritius, Ltd. 12%, 12/29/49 (d).....  Caa              1,090         624,025
                                                                                  -------------
JAPAN--1.9%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (b)(d).............................................  Baa                330         284,314
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (b)(d)......  Baa              3,500       3,331,073
                                                                                  -------------
                                                                                      3,615,387
                                                                                  -------------
NETHERLANDS--2.4%
  PTC International Finance BV 0%, 7/1/07 (d)..........  NR               6,500       4,420,000
                                                                                  -------------
POLAND--0.9%
  TPSA Finance 144A 7.75%, 12/10/08 (b)................  Baa              1,625       1,602,656
                                                                                  -------------
VENEZUELA--1.4%
  PDVSA Finance Ltd. 144A 7.50%, 11/15/28 (b)..........  A                3,250       2,591,875
                                                                                  -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $31,983,669)................................................
                                                                                     29,478,018
                                                                                  -------------
FOREIGN CONVERTIBLE BONDS--0.7%
CANADA--0.1%
  PLD Telekom Cv. 144A 9%, 6/1/06 (b)..................  NR                 600         222,750
                                                                                  -------------
RUSSIA--0.6%
  Lukinter Finance Cv. 3.50%, 5/6/02...................  CC(c)            3,200       1,168,000
                                                                                  -------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $4,705,775).................................................
                                                                                      1,390,750
                                                                                  -------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
PREFERRED STOCKS--0.5%
PAPER & FOREST PRODUCTS--0.5%
  SD Warren Co. Series B Pfd. PIK 14%.......................
                                                               30,000   $    987,010
                                                                        ------------
TOTAL PREFERRED STOCKS
  (Identified cost $607,500).........................................
                                                                             987,010
                                                                        ------------
WARRANTS--0.1%
COMPUTERS (NETWORKING)--0.0%
  Orion Network Systems, Inc. Warrants (e)..................
                                                                1,000          6,000
                                                                        ------------
FOREIGN GOVERNMENT--0.0%
  Republic of Argentina Warrants (e)........................
                                                                3,050         14,640
                                                                        ------------
TELEPHONE--0.1%
  FirstCom, Corp. 144A Warrants (b)(e)......................
                                                               64,050         80,063
  Pathnet, Inc.144A Warrants (b)(e).........................
                                                                1,000         10,000
                                                                        ------------
                                                                              90,063
                                                                        ------------
TOTAL WARRANTS
  (Identified cost $0)...............................................
                                                                             110,703
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--97.9%
  (Identified cost $194,014,863).....................................
                                                                         183,396,939
                                                                        ------------

                                                          STANDARD
                                                          & POOR'S       PAR
                                                           RATING       VALUE
                                                         (UNAUDITED)    (000)         VALUE
                                                         -----------   --------   -------------
SHORT-TERM OBLIGATIONS--1.2%
COMMERCIAL PAPER--1.2%
  Receivables Capital Corp. 5.15%, 1/4/99..............  A-1           $  2,195   $   2,194,058
                                                                                  -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,194,058).................................................
                                                                                      2,194,058
                                                                                  -------------
TOTAL INVESTMENTS--99.1%
  (Identified cost $196,208,921)...............................................
                                                                                    185,590,997(a)
  Cash and receivables, less liabilities--0.9%.................................
                                                                                      1,772,413
                                                                                  -------------
NET ASSETS--100.0%.............................................................
                                                                                  $ 187,363,410
                                                                                  -------------
                                                                                  -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,447,049 and gross depreciation of $16,717,148 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $197,861,096.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $43,046,806 or 23% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Security in default.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $196,208,921).............................................  $ 185,590,997
Cash........................................................      1,915,361
Receivables
  Interest and dividends....................................      3,953,211
  Investment securities sold................................      1,022,849
  Fund shares sold..........................................         95,283
Prepaid expenses............................................          3,801
                                                              -------------
    Total assets............................................    192,581,502
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      4,887,703
  Fund shares repurchased...................................        140,937
  Investment advisory fee...................................         80,643
  Financial agent fee.......................................         15,562
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         88,187
                                                              -------------
    Total liabilities.......................................      5,218,092
                                                              -------------
NET ASSETS..................................................  $ 187,363,410
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 205,143,488
  Undistributed net investment income.......................        896,193
  Accumulated net realized loss.............................     (8,058,347)
  Net unrealized depreciation...............................    (10,617,924)
                                                              -------------
NET ASSETS..................................................  $ 187,363,410
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,401,284
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        9.18
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $ 16,242,598
  Dividends.................................................       167,510
                                                              ------------
    Total investment income.................................    16,410,108
                                                              ------------
EXPENSES
  Investment advisory fee...................................       993,926
  Financial agent fee.......................................       162,234
  Custodian.................................................        39,526
  Professional..............................................        25,102
  Printing..................................................        24,431
  Trustees..................................................        12,789
  Miscellaneous.............................................        23,460
                                                              ------------
    Total expenses..........................................     1,281,468
                                                              ------------
NET INVESTMENT INCOME.......................................    15,128,640
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (8,037,422)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (15,423,527)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (23,460,949)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (8,332,309)
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $  15,128,640    $  11,667,589
  Net realized gain (loss)..................................     (8,037,422)       4,695,405
  Net change in unrealized appreciation (depreciation)......    (15,423,527)         390,571
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (8,332,309)      16,753,565
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (14,753,888)     (11,945,923)
  Net realized gains........................................     (1,233,525)      (4,694,394)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (15,987,413)     (16,640,317)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (8,615,846 and 8,085,010
    shares, respectively)...................................     85,699,046       84,607,552
  Net asset value of shares issued from reinvestment of
    distributions (1,648,116 and 1,609,511 shares,
    respectively)...........................................     15,987,413       16,640,317
  Cost of shares repurchased (8,318,291 and 5,265,201
    shares, respectively)...................................    (81,629,911)     (54,778,943)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     20,056,548       46,468,926
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     (4,263,174)      46,582,174
NET ASSETS
  Beginning of period.......................................    191,626,584      145,044,410
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $896,193 AND $336,142, RESPECTIVELY)..........  $ 187,363,410    $ 191,626,584
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           YEAR ENDED DECEMBER 31,
                                         1998         1997         1996         1995            1994
                                      -----------   ---------    ---------    ---------       ---------
Net asset value, beginning of
  period............................   $    10.38   $   10.34    $   10.22    $    8.98       $   10.27
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.77        0.75(1)      0.79(1)      0.83(1)(2)      0.72(1)(2)
  Net realized and unrealized gain
    (loss)..........................        (1.17)       0.34         0.43         1.22           (1.28)
                                      -----------   ---------    ---------    ---------       ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................        (0.40)       1.09         1.22         2.05           (0.56)
                                      -----------   ---------    ---------    ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................        (0.74)      (0.77)       (0.78)       (0.81)          (0.73)
  Dividends from net realized
    gains...........................        (0.06)      (0.28)       (0.32)          --              --
                                      -----------   ---------    ---------    ---------       ---------
    TOTAL DISTRIBUTIONS.............        (0.80)      (1.05)       (1.10)       (0.81)          (0.73)
                                      -----------   ---------    ---------    ---------       ---------
CHANGE IN NET ASSET VALUE...........        (1.20)       0.04         0.12         1.24           (1.29)
                                      -----------   ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD......   $     9.18   $   10.38    $   10.34    $   10.22       $    8.98
                                      -----------   ---------    ---------    ---------       ---------
                                      -----------   ---------    ---------    ---------       ---------

Total return........................        (4.02)%     10.93%       12.42%       23.54%          (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................     $187,363    $191,627     $145,044     $109,046         $74,686
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.64%       0.65%        0.65%        0.65%(3)        0.66%
  Net investment income.............         7.61%       7.25%        7.80%        8.55%           7.62%
Portfolio turnover rate.............          160%        151%         191%         147%            181%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, and $0.006 per share, respectively.
(2) Computed using average shares outstanding
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees: if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term appreciation through investments in common stocks and fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 20.79% compared with a return of 19.67% for a composite benchmark index comprised of 55% of the return for the S&P 500 Index(1), 35% of the return for the Lehman Aggregate Bond Index(2) and 10% of the return of the 90-day T-bill.(3) The S&P 500 Index returned 28.76% for the same period. All performance figures assume reinvestment of distributions and are net of sales charges.

    The 1998 calendar year proved to be one of the more difficult investment years in recent memory given the extreme volatility in the global equity and fixed income markets. In fact, U.S. equities by many measures had not seen this level of volatility since the 1987 market crash. Not since 1990 were bond investors punished so severely for owning anything other than U.S. Government securities.

    While 1998 turned out to be an excellent year for large-cap stocks, small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The Fund's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong equity performance last year.

    Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the Fund's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

    With respect to the fixed-income portion of the Fund, the interest rate roller coaster ride of 1997 (with rates starting out at 6.64%, peaking at 7.15%, and ending at 5.92%) turned into a "yield ride" in 1998, as many fixed-income investors began the year reaching for yield in both domestic high-yield securities and lower quality foreign bonds. Despite the favorable backdrop of a moderate, stable U.S. economy and historically low rates, this strategy began to lose favor as global uncertainty caused investor sentiment to shift in the second half of the year toward a preference for the safety and liquidity of U.S. Treasuries. With the benefit of three swift rate cuts by the Federal Reserve Board, the markets began to calm in the fourth quarter, and the 30-year U.S. Treasury bond closed out the year at 5.09%. While the most recent CPI figures indicate that U.S. inflation remains benign at a modest 1.6% annualized rate--a slight slowdown from 1997's 1.7% rate--the mood in the bond market remains tenuous.

    While we are not pleased with our results, they can be explained by a "flight to quality" of unprecedented magnitude. As stated earlier, the US Treasury sector was the best performing sector in 1998. While market environments such as this happen relatively infrequently, they penalize managers such as ourselves that have a significant underweighting to U.S. Treasuries. It is noteworthy that since 1980 there was only one occurrence where U.S. Treasuries were the best performing bond market sector two years in a row. During this difficult time, we remained true to our discipline and remained fully allocated to those non-core sectors we believed were the most attractive from a risk-reward perspective. We believe that this is the most prudent manner in which to manage assets particularly during extreme market moves.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups, such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Lehman Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance. The Index is not available for direct investment.

(3) The 90-day T-bill is a commonly used measure of money market total return performance.

                          STRATEGIC ALLOCATION SERIES

    Overall, we remain cautiously optimistic on the market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many crosscurrents at work in the global financial systems.

    Although we anticipate a slowdown in the U.S. economy, we do not expect the recession that seems to be factored into the domestic high-yield market currently. We do expect that this sector's defaults will pick up in 1999; however, the level being priced into the market is extremely high. Our holdings in this area represent a diversified group of securities in industries with good fundamentals, and solid underlying businesses. In addition, we have significant exposure to U.S. dollar-denominated below investment-grade foreign holdings. This sector remains among the most attractive from a risk-reward perspective. We own debt securities of countries that have good fundamentals and more stable political situations, such as Mexico, Argentina, Panama, Bulgaria, and Peru.

    We believe the fixed-income portion of the Fund is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors given their very favorable valuations. The market is paying investors a large yield premium or yield advantage as compensation for taking risk. Priced into this premium is much bad news. For those investors willing and able to be patient and discerning, we believe these factors present outstanding opportunities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                     LIPPER ANALYTICAL SERVICES FLEXIBLE PORTFOLIO INDEX**
               STRATEGIC ALLOCATION SERIES      BALANCED BENCHMARK *


12/31/1988                      $10,000.00      $10,000.00                                                    $10,000.00
12/31/1989                      $11,977.55      $12,312.04                                                    $11,725.08
12/31/1990                      $12,666.26      $12,595.30                                                    $11,834.86
12/31/1991                      $16,369.75      $15,488.25                                                    $15,027.78
12/31/1992                      $18,116.24      $16,608.63                                                    $15,880.20
12/31/1993                      $20,113.57      $18,144.34                                                    $17,903.98
12/31/1994                      $19,822.66      $18,179.16                                                    $17,426.38
12/31/1995                      $23,434.68      $23,129.04                                                    $21,537.75
12/31/1996                      $25,554.68      $26,444.46                                                    $24,564.00
12/31/1997                      $30,851.56      $32,249.49                                                    $29,177.75
12/31/1998                      $37,266.79      $38,592.09                                                    $34,006.77



              S & P 500 INDEX ***
12/31/1988             $10,000.00
12/31/1989             $13,143.49
12/31/1990             $12,723.63
12/31/1991             $16,609.89
12/31/1992             $17,887.30
12/31/1993             $19,676.05
12/31/1994             $19,936.37
12/31/1995             $27,413.96
12/31/1996             $33,787.07
12/31/1997             $45,063.71
12/31/1998             $58,022.45

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/98

                                          1 YEAR   5 YEARS   10 YEARS
- ---------------------------------------------------------------------
Strategic Allocation Series               20.79%    13.13%     14.06%
- ---------------------------------------------------------------------
Balanced Benchmark*                       19.67%    16.29%     14.46%
- ---------------------------------------------------------------------
Lipper Analytical Services Flexible
Portfolio Index**                         16.55%    13.69%     13.02%
- ---------------------------------------------------------------------
S&P 500 Index***                          28.76%    24.15%     19.22%
- ---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/88. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

  * The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

 ** The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

*** The S&P 500 Stock Index is an unmanaged, commonly used measure of stock total return performance. The index is not available for direct investment.

                          STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                     STANDARD
                                                     & POOR'S       PAR
                                                      RATING       VALUE
                                                    (UNAUDITED)    (000)      VALUE
                                                    -----------   -------  ------------
U.S. GOVERNMENT SECURITIES--12.5%
U.S. TREASURY BONDS--0.5%
  U.S. Treasury Bonds 6.125%, 11/15/27............  AAA           $ 2,300  $  2,569,923
                                                                           ------------
U.S. TREASURY NOTES--12.0%
  U.S. Treasury Notes 5.625%, 10/31/99............  AAA               800       806,149
  U.S. Treasury Notes 5.50%, 2/29/00..............  AAA            15,000    15,143,763
  U.S. Treasury Notes 4.50%, 9/30/00..............  AAA             2,025     2,021,528
  U.S. Treasury Notes 5.75%, 11/15/00.............  AAA             4,950     5,048,388
  U.S. Treasury Notes 5.75%, 11/30/02.............  AAA             1,630     1,690,903
  U.S. Treasury Notes 5.50%, 1/31/03..............  AAA            11,960    12,307,426
  U.S. Treasury Notes 5.50%, 2/28/03..............  AAA             7,000     7,206,790
  U.S. Treasury Notes 5.75%, 4/30/03..............  AAA             3,725     3,875,178
  U.S. Treasury Notes 5.50%, 2/15/08..............  AAA             2,550     2,701,957
  U.S. Treasury Notes 5.625%, 5/15/08.............  AAA             3,359     3,584,569
  U.S. Treasury Notes 5.25%, 8/15/03..............  AAA             3,053     3,130,024
                                                                           ------------
                                                                             57,516,675
                                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $58,880,939)..........................................    60,086,598
                                                                           ------------
MUNICIPAL BONDS--3.2%
CALIFORNIA--1.5%
  California State Department Water Resources
    Revenue Series S 5%, 12/1/29..................  AA                415       410,331
  Kern County Pension Obligation Revenue Taxable
    7.26%, 8/15/14................................  AAA             1,500     1,657,500
  Long Beach Pension Obligation Taxable 6.87%,
    9/1/06........................................  AAA               840       901,950
  Los Angeles County Public Works PJ V-B 5.125%,
    12/1/29.......................................  AAA               630       633,937
  San Bernardino County Pension Obligation Revenue
    Taxable 6.87%, 8/1/08.........................  AAA               410       441,262
  San Bernardino County Pension Obligation Revenue
    Taxable 6.94%, 8/1/09.........................  AAA             1,110     1,202,963
  Sonoma County Pension Obligation 6.625%,
    6/1/13........................................  AAA               925       967,781
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.......................................  AAA               975     1,024,969
                                                                           ------------
                                                                              7,240,693
                                                                           ------------
FLORIDA--1.0%
  Florida State Department of Transportation
    Series A 5%, 7/1/27...........................  AA+               500       496,875
  Miami Beach Special Obligation Revenue Taxable
    8.60%, 9/1/21.................................  AAA             3,210     3,667,425
  University of Miami Revenue Taxable Series A
    7.65%, 4/1/20.................................  AAA               540       578,475
                                                                           ------------
                                                                              4,742,775
                                                                           ------------
MASSACHUSETTS--0.2%
  Massachusetts State Port Authority Revenue
    Taxable Series C 6.05%, 7/1/02................  AA-               835       851,700
  Massachusetts State Water Resources Authority
    Revenue Series D 5%, 8/1/24...................  AAA               500       493,750
                                                                           ------------
                                                                              1,345,450
                                                                           ------------
NEW YORK--0.3%
  New York State Dormitory Authority Pension
    Obligation Revenue Taxable 6.90%,4/1/03.......  BBB+              725       755,813
  New York State Environmental Facilities Corp.
    Revenue Taxable 6.70%, 3/15/08................  AAA               670       711,875
                                                                           ------------
                                                                              1,467,688
                                                                           ------------
TEXAS--0.2%
  Houston Water & Sewer System Revenue Refunding,
    Jr. Lien, Series D 5%, 12/1/25................  AAA               630       617,400

                                                     STANDARD
                                                     & POOR'S       PAR
                                                      RATING       VALUE
                                                    (UNAUDITED)    (000)      VALUE
                                                    -----------   -------  ------------
TEXAS--CONTINUED
  Texas State General Obligation Series B 5.25%,
    10/1/08.......................................  AA            $   255  $    276,038
                                                                           ------------
                                                                                893,438
                                                                           ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $14,965,478)..........................................    15,690,044
                                                                           ------------
ASSET-BACKED SECURITIES--1.2%
  AESOP Funding II LLC 97-1, A2 144A 6.40%,
    10/20/03 (d)..................................  AAA             2,000     2,045,000
  Capita Equipment Receivables Trust 97-1, B
    6.45%, 8/15/02................................  A+                720       727,200
  Copelco Capital Funding Corp., 98-A, A3 5.78%,
    2/15/01.......................................  AAA             1,250     1,251,563
  Fleetwood Credit Corp. Grantor Trust 96-B, A
    6.90%, 3/15/12................................  AAA               514       521,205
  Green Tree Financial Corp. 96-2, M1 7.60%,
    4/15/27.......................................  AA-             1,075     1,115,648
                                                                           ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $5,559,752)...........................................     5,660,616
                                                                           ------------
CORPORATE BONDS--0.9%
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Computer Associates International Series B
    6.375%, 4/15/05...............................  A-                635       625,475
                                                                           ------------
HEALTH CARE (DIVERSIFIED)--0.2%
  Tenet Healthcare Corp 144A 8.125%, 12/1/08
    (d)...........................................  BB-             1,200     1,243,500
                                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Boston Scientific Corp. 6.625%, 3/15/05.........  BBB               900       849,375
                                                                           ------------
MANUFACTURING (DIVERSIFIED)--0.1%
  Tyco International Group SA 6.375%, 6/15/05.....  A-                500       508,125
                                                                           ------------
PAPER & FOREST PRODUCTS--0.1%
  Buckeye Cellulose Corp. 9.25%, 9/15/08..........  BB-               350       363,562
                                                                           ------------
RETAIL (FOOD CHAINS)--0.1%
  Meyer (Fred), Inc. 7.45%, 3/1/08................  BB+               650       703,625
                                                                           ------------
TRUCKS & PARTS--0.1%
  Cummins Engine Inc. 6.45%, 3/1/05...............  BBB+              320       312,400
                                                                           ------------
TOTAL CORPORATE BONDS
  (Identified cost $4,540,977)...........................................     4,606,062
                                                                           ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.1%
  CS First Boston Mortgage Securities Corp.
    95-AEW1, B 7.182%, 11/25/27...................  AA-             1,346     1,343,903
  First Union-Lehman Brothers 97-C1, B 7.43%,
    4/18/07.......................................  Aa(c)             850       918,797
  G.E. Capital Mortgage Services, Inc. 96-8, 1M
    7.25%, 5/25/26................................  AA                243       246,078
  Lehman Large Loan 97-LLI, B 6.95%, 3/12/07......  AA                645       678,862
  Mortgage Capital Funding, Inc. 96-MC2, A3,
    7.008%, 9/20/06...............................  Aaa(c)          1,800     1,892,812
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05......................................  AA                450       479,672
  Norwest Asset Securities Corp. 96-9, A15 7.75%
    1/25/27.......................................  Aaa(c)            900       913,500
  Residential Asset Securitization Trust 96-A8, A1
    8%, 12/25/26..................................  AAA               136       136,526
  Residential Funding Mortgage Securities I 96-S1,
    A11 7.10%, 1/25/26............................  AAA             1,500     1,509,375
  Residential Funding Mortgage Securities I 96-S4,
    M1 7.25%, 2/25/26.............................  AA                969       974,034
  Securitized Asset Sales 93-J, 2B 6.81%,
    11/28/23......................................  AA(c)             949       948,830

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                     STANDARD
                                                     & POOR'S       PAR
                                                      RATING       VALUE
                                                    (UNAUDITED)    (000)      VALUE
                                                    -----------   -------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Structured Asset Securities Corp. 93-C1, 6.60%,
    10/25/24......................................  A+            $ 1,150  $  1,153,689
  Structured Asset Securities Corp. 95-C4, B
    7.00%, 6/25/26................................  AA              1,650     1,665,469
  Triangle Funding Ltd. 98-2A, 3, 144A 7.163%,
    10/15/04 (d)..................................  BBB             2,000     1,992,500
                                                                           ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $14,591,989)..........................................    14,854,047
                                                                           ------------
FOREIGN GOVERNMENT SECURITIES--1.9%
ARGENTINA--0.3%
  Republic of Argentina 9.75%, 9/19/27............  BBB-              490       438,795
  Republic of Argentina Bearer FRB 6.188%, 3/31/05
    (e)...........................................  BBB-            1,025       876,033
                                                                           ------------
                                                                              1,314,828
                                                                           ------------
BRAZIL--0.1%
  Republic of Brazil NMB-L Bearer 6.188%, 4/15/09
    (e)...........................................  BB-             1,185       655,453
                                                                           ------------
BULGARIA--0.1%
  Republic of Bulgaria FLIRB Series A Bearer
    2.50%, 7/28/12 (e)............................  B(c)              810       465,750
                                                                           ------------
COLOMBIA--0.2%
  Republic of Colombia 7.25%, 2/23/04.............  BBB-            1,000       852,500
                                                                           ------------
CROATIA--0.2%
  Croatia Series A 6.563%, 7/31/10 (e)............  BBB-              550       440,000
  Croatia Series B 6.563%, 7/31/06 (e)............  BBB-              475       384,758
                                                                           ------------
                                                                                824,758
                                                                           ------------
KOREA--0.2%
  Republic of Korea 8.875%, 4/15/08...............  BB+             1,095     1,127,850
                                                                           ------------
MEXICO--0.2%
  United Mexican States Global Bond 11.50%,
    5/15/26.......................................  BB              1,175     1,251,962
                                                                           ------------
PANAMA--0.2%
  Republic of Panama 8.875%, 9/30/27..............  BB+               965       911,925
                                                                           ------------
PERU--0.1%
  Peru PDI 4%, 3/7/17 (e).........................  BB                730       461,725
                                                                           ------------
POLAND--0.3%
  Poland Bearer PDI 5%, 10/27/14 (e)..............  BBB-            1,475     1,381,891
                                                                           ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $9,809,809)...........................................     9,248,642
                                                                           ------------
FOREIGN CORPORATE BONDS--0.6%
ARGENTINA--0.1%
  Compania de Radiocomunicaciones Moviles SA 144A
    9.25%, 5/8/08 (d).............................  BBB               450       416,250
                                                                           ------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA 7.375%,
    12/8/03.......................................  BBB               140       126,700
  Petropower I Funding Trust 144A, 7.36%, 2/15/14
    (d)...........................................  BBB               500       421,875
                                                                           ------------
                                                                                548,575
                                                                           ------------
JAPAN--0.3%
  IBJ Preferred Capital Co. LLC 144A 8.79%,
    12/29/49 (d)..................................  Baa               830       715,094
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (d)....  BB+               830       789,940
                                                                           ------------
                                                                              1,505,034
                                                                           ------------
POLAND--0.1%
  TPSA Finance 144A 7.75%, 12/10/08 (d)...........  BBB-              355       350,119
                                                                           ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $3,093,960)...........................................     2,819,978
                                                                           ------------

                                                                          SHARES           VALUE
                                                                      ---------------   ------------
COMMON STOCKS--72.0%
BANKS (MAJOR REGIONAL)--2.7%
  Bank One Corp....................................................            59,902   $  3,058,746
  Mellon Bank Corp.................................................            38,900      2,674,375
  U.S. Bancorp.....................................................            50,000      1,775,000
  Wells Fargo & Co.................................................           134,600      5,375,587
                                                                                        ------------
                                                                                          12,883,708
                                                                                        ------------
BANKS (MONEY CENTER)--0.9%
  BankAmerica Corp.................................................            74,774      4,495,787
                                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.7%
  Anheuser-Busch Companies, Inc....................................            54,400      3,570,000
                                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)--1.2%
  PepsiCo, Inc.....................................................           141,000      5,772,187
                                                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.6%
  CBS Corp.........................................................            53,500      1,752,125
  Chancellor Media Corp. (b).......................................            47,300      2,264,487
  Clear Channel Communications, Inc. (b)...........................            33,200      1,809,400
  Fox Entertainment Group, Inc. Class A (b)........................            43,000      1,083,062
  Liberty Media Group Class A (b)..................................            90,400      4,164,050
  Tele-Communications, Inc. Class A (b)............................           111,900      6,189,469
                                                                                        ------------
                                                                                          17,262,593
                                                                                        ------------
COMMUNICATIONS EQUIPMENT--0.6%
  Tellabs, Inc. (b)................................................            40,200      2,756,212
                                                                                        ------------
COMPUTERS (HARDWARE)--2.6%
  International Business Machines Corp.............................            66,900     12,359,775
                                                                                        ------------
COMPUTERS (NETWORKING)--1.2%
  Cisco Systems, Inc. (b)..........................................            59,975      5,566,430
                                                                                        ------------
COMPUTERS (PERIPHERALS)--1.2%
  EMC Corp. (b)....................................................            65,600      5,576,000
                                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)--8.5%
  America Online, Inc. (b).........................................            21,600      3,456,000
  BMC Software, Inc. (b)...........................................           119,800      5,338,587
  Compuware Corp. (b)..............................................           111,000      8,671,875
  Edwards (J.D.) & Co. (b).........................................            43,700      1,239,987
  HBO & Co.........................................................           192,900      5,533,819
  Microsoft Corp. (b)..............................................            83,100     11,524,931
  Oracle Corp. (b).................................................            74,000      3,191,250
  Sterling Commerce, Inc. (b)......................................            46,000      2,070,000
                                                                                        ------------
                                                                                          41,026,449
                                                                                        ------------
CONSUMER FINANCE--0.9%
  Capital One Financial Corp.......................................            38,600      4,439,000
                                                                                        ------------
DISTRIBUTORS (FOOD & HEALTH)--1.1%
  Cardinal Health, Inc.............................................            69,600      5,280,900
                                                                                        ------------
ELECTRICAL EQUIPMENT--1.9%
  General Electric Co..............................................            91,900      9,379,544
                                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--3.5%
  Intel Corp.......................................................           120,100     14,239,356
  Micron Technology, Inc. (b)......................................            47,400      2,396,662
                                                                                        ------------
                                                                                          16,636,018
                                                                                        ------------
FINANCIAL (DIVERSIFIED)--3.5%
  Citigroup, Inc...................................................           100,050      4,952,475
  Freddie Mac......................................................           120,900      7,790,494
  Morgan Stanley Dean Witter & Co..................................            57,600      4,089,600
                                                                                        ------------
                                                                                          16,832,569
                                                                                        ------------
HEALTH CARE (DIVERSIFIED)--4.1%
  Bristol-Myers Squibb Co..........................................            70,400      9,420,400
  Mylan Laboratories, Inc..........................................            67,000      2,110,500
  Warner-Lambert Co................................................           110,400      8,300,700
                                                                                        ------------
                                                                                          19,831,600
                                                                                        ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.8%
  Pfizer, Inc......................................................            88,900     11,151,394
  Schering-Plough Corp.............................................           141,600      7,823,400

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                                          SHARES           VALUE
                                                                      ---------------   ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--CONTINUED
  Watson Pharmaceuticals, Inc. (b).................................            64,400   $  4,049,150
                                                                                        ------------
                                                                                          23,023,944
                                                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.8%
  Baxter International, Inc........................................            66,200      4,257,487
  Becton, Dickinson and Co.........................................            34,500      1,472,719
  Genzyme Corp. (b)................................................            35,200      1,751,200
  Medtronic, Inc...................................................            78,300      5,813,775
                                                                                        ------------
                                                                                          13,295,181
                                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.7%
  Clorox Co. (The).................................................            12,200      1,425,112
  Colgate-Palmolive Co.............................................            19,000      1,764,625
  Procter & Gamble Co. (The).......................................            53,500      4,885,219
                                                                                        ------------
                                                                                           8,074,956
                                                                                        ------------
INSURANCE (LIFE/HEALTH)--0.5%
  UNUM Corp........................................................            40,300      2,352,512
                                                                                        ------------
INSURANCE (MULTI-LINE)--1.3%
  American International Group, Inc................................            45,250      4,372,281
  ReliaStar Financial Corp.........................................            45,500      2,098,687
                                                                                        ------------
                                                                                           6,470,968
                                                                                        ------------
LODGING--HOTELS--0.4%
  Carnival Corp....................................................            36,900      1,771,200
                                                                                        ------------
MANUFACTURING (DIVERSIFIED)--1.5%
  Tyco International Ltd...........................................            98,800      7,453,225
                                                                                        ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.4%
  Halliburton Co...................................................            22,500        666,562
  Schlumberger Ltd.................................................            14,600        673,425
  Transocean Offshore, Inc.........................................            22,700        608,644
                                                                                        ------------
                                                                                           1,948,631
                                                                                        ------------
OIL (DOMESTIC INTEGRATED)--1.3%
  USX-Marathon Group...............................................           203,300      6,124,412
                                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
  Amoco Corp.......................................................           100,000      6,037,500
  Conoco, Inc. (b).................................................            65,700      1,371,488
                                                                                        ------------
                                                                                           7,408,988
                                                                                        ------------
RETAIL (BUILDING SUPPLIES)--1.4%
  Home Depot, Inc. (The)...........................................           108,300      6,626,606
                                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Tandy Corp.......................................................            33,300      1,371,544
                                                                                        ------------
RETAIL (DRUG STORES)--3.1%
  CVS Corp.........................................................           134,000      7,370,000
  Rite Aid Corp....................................................           147,800      7,325,338
                                                                                        ------------
                                                                                          14,695,338
                                                                                        ------------
RETAIL (FOOD CHAINS)--3.1%
  Meyer (Fred), Inc. (b)...........................................            98,750      5,949,688
  Safeway, Inc. (b)................................................           147,600      8,994,375
                                                                                        ------------
                                                                                          14,944,063
                                                                                        ------------
RETAIL (GENERAL MERCHANDISE)--0.6%
  Wal-Mart Stores, Inc.............................................            33,000      2,687,438
                                                                                        ------------
                                                                          SHARES           VALUE
                                                                      ---------------   ------------
RETAIL (SPECIALTY)--1.3%
  Borders Group, Inc. (b)..........................................            74,000   $  1,845,375
  Staples, Inc. (b)................................................           103,000      4,499,813
                                                                                        ------------
                                                                                           6,345,188
                                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
  ServiceMaster Co. (The)..........................................            85,000      1,875,313
                                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.4%
  AirTouch Communications, Inc. (b)................................           160,400     11,568,850
                                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
  AT&T Corp........................................................            67,700      5,094,425
  MCI WorldCom, Inc. (b)...........................................            84,838      6,087,127
                                                                                        ------------
                                                                                          11,181,552
                                                                                        ------------
TELEPHONE--1.5%
  BellSouth Corp. (b)..............................................            84,800      4,229,400
  SBC Communications, Inc. (b).....................................            58,100      3,115,613
                                                                                        ------------
                                                                                           7,345,013
                                                                                        ------------
WASTE MANAGEMENT--1.2%
  Waste Management, Inc............................................           125,100      5,832,788
                                                                                        ------------
TOTAL COMMON STOCKS
  (Identified cost $269,913,855).....................................................    346,066,482
                                                                                        ------------
FOREIGN COMMON STOCKS--0.6%
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--0.6%
  Elan Corp. PLC Sponsored ADR (Ireland) (b).......................            39,100      2,719,894
                                                                                        ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,413,495).......................................................      2,719,894
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--96.0%
  (Identified cost $383,770,254).....................................................    461,752,363
                                                                                        ------------

                                                     STANDARD
                                                     & POOR'S           PAR
                                                      RATING           VALUE
                                                    (UNAUDITED)        (000)
                                                    -----------   ---------------
SHORT-TERM OBLIGATIONS--4.2%
COMMERCIAL PAPER--2.0%
  SBC Communications, Inc. 5.95%, 1/6/99..........  A-1+          $         3,390         3,387,198
  Preferred Receivables Funding Corp. 5.17%,
    1/7/99........................................  A-1                     1,000           998,602
  Corporate Receivables Corp.5.22%, 1/21/99.......  A-1+                    1,000           997,265
  Vermont American Corp. 5.45%, 1/27/99...........  A-1+                    4,105         4,088,842
                                                                                    ---------------
                                                                                          9,471,907
                                                                                    ---------------
FEDERAL AGENCY SECURITIES--2.2%
  FHLB 4.50%, 1/4/99..............................                          5,825         5,822,816
  FMC 4.90%, 1/15/99..............................                          4,955         4,945,558
                                                                                    ---------------
                                                                                         10,768,374
                                                                                    ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $20,240,594)..................................................        20,240,281
                                                                                    ---------------
TOTAL INVESTMENTS--100.2%
  (Identified cost $404,010,848).................................................       481,992,644(a)
  Cash and receivables, less liabilities--(0.2%).................................        (1,095,967)
                                                                                    ---------------
NET ASSET--100.0%................................................................   $   480,896,677
                                                                                    ---------------
                                                                                    ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $82,815,955 and gross depreciation of $5,901,655 for income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $405,078,344.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $7,974,278 or 1.7% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $404,010,848).............................................  $ 481,992,644
Receivables
  Investment securities sold................................      2,396,556
  Interest and dividends....................................      1,875,664
  Fund shares sold..........................................        165,442
Prepaid expenses............................................          8,563
                                                              -------------
    Total assets............................................    486,438,869
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      3,921,065
  Custodian.................................................        877,094
  Fund shares repurchased...................................        367,452
  Investment advisory fee...................................        218,702
  Financial agent fee.......................................         27,905
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................        124,914
                                                              -------------
    Total liabilities.......................................      5,542,192
                                                              -------------
NET ASSETS..................................................  $ 480,896,677
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 398,925,687
  Undistributed net investment income.......................        487,041
  Accumulated net realized gain.............................      3,502,153
  Net unrealized appreciation...............................     77,981,796
                                                              -------------
NET ASSETS..................................................  $ 480,896,677
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     30,737,105
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.65
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $   9,774,394
  Dividends.................................................      2,079,791
                                                              -------------
    Total investment income.................................     11,854,185
                                                              -------------
EXPENSES
  Investment advisory fee...................................      2,567,526
  Financial agent fee.......................................        290,435
  Custodian.................................................         64,938
  Professional..............................................         38,169
  Printing..................................................         28,553
  Trustees..................................................         12,684
  Miscellaneous.............................................         29,192
                                                              -------------
    Total expenses..........................................      3,031,497
                                                              -------------
NET INVESTMENT INCOME.......................................      8,822,688
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     19,330,598
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     57,110,856
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     76,441,454
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  85,264,142
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED
                                                              DECEMBER 31,       YEAR ENDED
                                                                  1998        DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $  8,822,688      $  8,442,610
  Net realized gain (loss)..................................    19,330,598        63,639,021
  Net change in unrealized appreciation (depreciation)......    57,110,856         3,449,569
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    85,264,142        75,531,200
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (8,371,532)       (8,832,503)
  Net realized gains........................................   (31,140,159)      (52,948,379)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (39,511,691)      (61,780,882)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,651,580 and 3,408,140
    shares, respectively)...................................    52,916,356        50,911,029
  Net asset value of shares issued from reinvestment of
    distributions (2,607,238 and 4,363,884 shares,
    respectively)...........................................    39,511,691        61,780,882
  Cost of shares repurchased (5,904,172 and 4,807,163
    shares, respectively)...................................   (86,285,937)      (71,683,788)
                                                              -------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     6,142,110        41,008,123
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS................................    51,894,561        54,758,441
NET ASSETS
  Beginning of period.......................................   429,002,116       374,243,675
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $487,041 AND $32,496, RESPECTIVELY)...........  $480,896,677      $429,002,116
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             YEAR ENDED DECEMBER 31,
                                        1998            1997           1996           1995           1994
                                     -----------      ---------      ---------      ---------      ---------
Net asset value, beginning of
  period...........................   $    14.12      $   13.65      $   13.63      $   12.68      $   13.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....         0.29           0.32           0.32           0.45           0.36(1)(3)
  Net realized and unrealized gain
    (loss).........................         2.57           2.46           0.91           1.84          (0.56)
                                     -----------      ---------      ---------      ---------      ---------
    TOTAL FROM INVESTMENT
      OPERATIONS...................         2.86           2.78           1.23           2.29          (0.20)
                                     -----------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................        (0.28)         (0.33)         (0.31)         (0.45)         (0.37)
  Dividends from net realized
    gains..........................        (1.05)         (1.98)         (0.90)         (0.89)         (0.46)
                                     -----------      ---------      ---------      ---------      ---------
    TOTAL DISTRIBUTIONS............        (1.33)         (2.31)         (1.21)         (1.34)         (0.83)
                                     -----------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE..........         1.53           0.47           0.02           0.95          (1.03)
                                     -----------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD.....   $    15.65      $   14.12      $   13.65      $   13.63      $   12.68
                                     -----------      ---------      ---------      ---------      ---------
                                     -----------      ---------      ---------      ---------      ---------

Total return.......................        20.79%         20.73%          9.05%         18.22%         (1.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................     $480,897       $429,002       $374,244       $353,838       $289,083
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses...............         0.68%          0.71%          0.70%          0.67%(2)       0.74%
  Net investment income............         1.97%          2.09%          2.26%          3.28%          2.71%
Portfolio turnover rate............          139%           368%           287%           170%           220%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 27.92% compared with 20.33% for the Morgan Stanley Capital International (MSCI) EAFE Index(1). All performance figures assume reinvestment of distributions and are net of sales charges.

    For the first half of the year, the portfolio benefited from its overweight exposure in Europe and its lack of exposure to Asia. The advent of the euro has given European institutions access to a much greater pool of domestic currency investments. Also, European markets attracted significant levels of foreign investment enamored by a region with growing economies. This, coupled with the need for corporations to restructure in order to be prepared for a more competitive pan-European market and an emerging trend of improving shareholder returns, enabled the European equity markets to post particularly strong returns.

    Meanwhile, the currency-led collapse in the Pacific Basin left the region's markets in tatters with investors nursing heavy losses. Only a determined effort by the International Monetary Fund and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of 1998. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even Hong Kong and Singapore saw their stock markets fall heavily.

    The second half of the calendar year was a period of amazing volatility for global stock markets. After European and U.S. markets had reached their peak in early July, markets worldwide tumbled on a flood of bad news. The initial catalyst for the dramatic downturn was the financial crisis in Russia where the ruble collapsed. Nervousness spread to other markets, particularly Latin America where it was feared that Brazil was the next in line to devalue. All of the region's currencies came under intense pressure, interest rates soared, and equity markets plunged more the 50% in less than two months. Confirmation that Japan was suffering its worst economic slump since 1945 added to international market worries. The crash of the Russian ruble and the severe downturn in worldwide markets also put many hedge funds in severe financial difficulties and the announcement that U.S. hedge fund manager Long-Term Capital Management LP had been bailed out to the extent of $3.5 billion sent shockwaves through the financial community.

    All this bad news completely wiped out the year-to-date gains for many markets, and by early October markets had fallen to a one-year low. However, concerted worldwide action since that time has resulted in a dramatic recovery in worldwide markets as stocks rose on expectations that corporate profits would benefit from lower interest rates. Much of the credit must be given to the U.S. Federal Reserve, which cut interest rates three times in seven weeks to ensure that the U.S economy did not slide into recession. We have also seen cuts in European interest rates, and the Japanese government announced a major package to stimulate its failing economy. Markets in Southeast Asia also showed signs of recovery with the perception being that the worst is now over for that region. The successful completion of an IMF rescue package for Brazil also helped bolster world markets with a strong rebound for emerging markets that had been particularly badly affected by the late summer downturn.

    In the second half of the year we reduced our large overweighting to European equities. This area had resulted in substantial outperformance for the portfolio, but we were concerned that valuations had advanced too quickly in many instances. We decided that it would be opportune to take profits in Europe and reinvest the proceeds in Japan where the Fund had previously no holdings. This strategy has proved successful to date. Although both the European and Japanese markets have fallen since July, the Japanese yen has strengthened significantly, resulting in net dollar gains for our Japanese investments.

OUTLOOK

    While the manufacturing sector continues under pressure in most countries, consumer confidence is rebounding once again in a number of economies, suggesting still relatively buoyant consumer spending. The rally in the UK has returned it to a level that is above most revised expectations for this year and only around 10-12% below the more optimistic forecasts for next year. However, in our opinion, it is the excellent technical position that provides the strongest support together with the

- ------------------------

(1) The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, commonly used measure of foreign stock total return performance. The Index is not available for direct investment.

                              INTERNATIONAL SERIES

prospect of further monetary easing a certainty in the UK. Economic growth forecasts meanwhile remain under pressure and will clearly impact further on earnings expectations. As with the UK, Continental Europe appears less at risk than the U.S. from a valuation perspective even given the degree to which perceptions surrounding Europe's economic growth and earnings prospects have deteriorated since the tremendous rally earlier in the year. We believe additional rate cuts are on the agenda for early next year and should offset any concerns over the launch of the euro.

    In the Far East, sentiment towards Japan is improving, with fund managers becoming increasingly nervous of their generally underweight positions in the stock market and currency. There is growing optimism about the economy and banking system following the government's recent measures, but possibly this is due more to the hope that this will prevent imminent free-fall than belief that the plans solve Japan's structural problems. Further short-term support for the stock market may emerge from an eventual deal between the LDP and Liberals to suspend the sales tax. Elsewhere in Asia, currencies have stabilized and interest rates have fallen. A protracted recovery is likely provided that there is no worsening of the U.S. and Japanese economies.

    The emerging markets outside Asia have also bounced strongly, and a pause now seems probable. In Latin America, the IMF restructure package has presented Brazil with the opportunity to resolve structural issues that have held the country back for some time.

    Overall, the scale of recent rallies suggests a period of consolidation is due. But, we believe liquidity-driven rallies tend to be stronger and continue longer than most people expect, and it would be no surprise to see markets squeezed higher over the short term. The U.S. will set the trends for other equity markets and a soft landing, very low inflation, falling interest rates and steady earnings growth scenario is a possibility. Add in excess liquidity, continuing merger and acquisition activity, and valuations could go even higher, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INTERNATIONAL SERIES   MSCI EAFE INDEX *
05/01/1990              $10,000.00            $10,000.00
12/31/1990               $9,190.11             $9,639.77
12/31/1991              $10,997.45            $10,844.29
12/31/1992               $9,588.82             $9,559.06
12/31/1993              $13,274.32            $12,708.10
12/31/1994              $13,277.86            $13,732.16
12/31/1995              $14,551.69            $15,318.21
12/31/1996              $17,264.92            $16,292.86
12/31/1997              $19,344.17            $16,627.90
12/31/1998                 $24,746               $20,907

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/98

                                                               FROM
                                                             INCEPTION
                                                              5/1/90
                                                                TO
                                          1 YEAR   5 YEARS   12/31/98
- ---------------------------------------------------------------------
International Series                      27.92%    13.27%     11.01%
- ---------------------------------------------------------------------
MSCI EAFE Index*                          20.33%     9.50%      8.32%
- ---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

                              INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                      SHARES          VALUE
                                                    -----------   -------------
FOREIGN COMMON STOCKS--95.2%
ARGENTINA--0.4%
  Banco Frances SA Sponsored ADR (Banks (Major
    Regional))....................................       20,000   $     415,000
  Telecom Argentina Sponsored ADR (Telephone).....       20,000         550,000
                                                                  -------------
                                                                        965,000
                                                                  -------------
AUSTRALIA--1.0%
  Australian Gas Light Co., Ltd. (Oil
    (International Integrated))...................      175,000       1,261,654
  QBE Insurance Group Ltd. (Insurance (Property-
    Casualty))....................................      300,000       1,242,057
                                                                  -------------
                                                                      2,503,711
                                                                  -------------
BRAZIL--0.5%
  Telecomunicacoes Brasileiras SA Sponsored ADR
    (Telephone)...................................       17,900       1,301,106
                                                                  -------------
DENMARK--0.5%
  Tele Danmark A/S (Telecommunications (Cellular/
    Wireless))....................................        9,300       1,255,226
                                                                  -------------
FINLAND--1.9%
  Nokia Oyj Class A (Telecommunications (Cellular/
    Wireless))....................................       23,000       2,816,351
  Raisio Group PLC (Foods)........................      162,300       1,795,038
                                                                  -------------
                                                                      4,611,389
                                                                  -------------
FRANCE--8.9%
  Alcatel (Telecommunications
    (Cellular/Wireless))..........................       15,600       1,910,201
  Alstom (Machinery (Diversified))................       73,500       1,723,681
  AXA-UAP (Insurance (Multi-Line))................       23,369       3,388,624
  Castorama Dubois (Retail (Building Supplies))...        4,000         912,995
  Coflexip SA (Oil & Gas (Drilling &
    Equipment))...................................       13,800         936,303
  Compagnie Financiere de Paribas (Investment
    Banking/Brokerage)............................       24,500       2,130,259
  Elf Aquitaine SA (Oil (International
    Integrated))..................................       14,250       1,647,956
  Galeries Lafayette (Retail (Department
    Stores))......................................        1,730       1,858,214
  Groupe Danone (Foods)...........................        7,350       2,105,259
  Pechiney SA Class A (Aluminum)..................       24,300         793,903
  Pinault-Printemps-Redoute SA (Retail (Department
    Stores))......................................        7,800       1,491,297
  Rhodia SA (Chemicals (Specialty))(b)............       73,000       1,110,811
  Total SA Class B (Oil (International
    Integrated))..................................       14,900       1,509,736
                                                                  -------------
                                                                     21,519,239
                                                                  -------------
GERMANY--8.6%
  Adidas-Salomon AG (Textiles (Apparel))..........       10,150       1,103,049
  Bayerische Motoren Werke AG (Automobiles).......        2,100       1,630,302
  Bayerische Motoren Werke AG New
    (Automobiles)(b)..............................          630         467,151
  Bayerische Vereinsbank AG (Banks (Major
    Regional))....................................       25,600       2,005,860
  DaimlerChrysler AG (Automobiles)................       21,105       2,084,498
  Hoechst AG (Chemicals)..........................       29,500       1,223,912
  Mannesmann AG (Machinery (Diversified)).........       30,000       3,440,367
  Metro AG (Retail (Department Stores))...........       40,920       3,267,664
  Muenchener Rueckversicherungs-Gesellschaft AG
    (Insurance (Reinsurance)).....................        5,720       2,771,531
  RWE AG (Oil (International Integrated)).........       30,400       1,665,546
  SAP AG (Computers (Software & Services))........        2,300       1,098,132
                                                                  -------------
                                                                     20,758,012
                                                                  -------------
GREECE--0.3%
  Alpha Credit Bank (Banks (Major Regional))......        6,150         641,701
                                                                  -------------
HONG KONG--1.2%
  Hongkong Electric Holdings Ltd. (Electric
    Companies)....................................      500,000       1,516,712

                                                      SHARES          VALUE
                                                    -----------   -------------
HONG KONG--CONTINUED
  Swire Pacific Ltd. Class B (Diversified
    Miscellaneous)(b).............................    2,000,000   $   1,329,544
                                                                  -------------
                                                                      2,846,256
                                                                  -------------
HUNGARY--0.6%
  Magyar Tavkozlesi Rt Sponsored ADR
    (Telecommunications (Long Distance))..........       50,200       1,496,588
                                                                  -------------
INDIA--0.3%
  Mahanagar Telephone Nigam Ltd. GDR (Telephone)..       60,000         742,500
                                                                  -------------
INDONESIA--0.4%
  PT Indosat (Telecommunications
    (Cellular/Wireless))..........................      229,000         300,301
  PT Indosat ADR (Telecommunications (Cellular/
    Wireless))....................................       50,000         609,375
                                                                  -------------
                                                                        909,676
                                                                  -------------
ISRAEL--0.2%
  Koor Industries Ltd. (Telephone)................        6,110         533,156
                                                                  -------------
ITALY--5.3%
  Istituto Bancario San Paolo di Torino SPA (Banks
    (Money Center))...............................      187,159       3,314,372
  Mediolanum SPA (Insurance (Life/Health))........      420,000       3,120,276
  Telecom Italia Mobile SPA (Telecommunications
    (Cellular/Wireless))..........................      460,000       3,403,497
  Telecom Italia SPA (Communications Equipment)...      356,000       3,044,225
                                                                  -------------
                                                                     12,882,370
                                                                  -------------
JAPAN--16.5%
  77 Bank Ltd. (The) (Banks (Major Regional)).....      190,000       1,903,426
  Canon, Inc. (Office Equipment & Supplies).......       90,000       1,926,920
  Dai Nippon Printing Co., Ltd. (Specialty
    Printing).....................................      126,000       2,012,933
  Fuji Photo Film Co. (Photography/Imaging).......       45,000       1,675,582
  Hitachi Credit Corp. (Consumer Finance).........      100,000       2,225,244
  Ito-Yokado Co., Ltd. (Retail (General
    Merchandise)).................................       45,000       3,151,690
  Kao Corp. (Personal Care).......................      105,000       2,373,742
  Kawasumi Laboratories, Inc. (Health Care
    (Medical Products & Supplies))................       98,000       1,928,781
  Kirin Beverage Corp. (Beverages
    (Non-Alcoholic))..............................       83,000       1,640,918
  Mabuchi Motor Co., Ltd. (Electronics (Component
    Distributors))................................       30,000       2,300,601
  Nippon COMSYS Corp. (Communications
    Equipment)....................................      148,000       2,019,316
  Nippon Telegraph & Telephone Corp.
    (Telephone)...................................        1,800       1,391,531
  Rinnai Corp. (Building Materials)...............      107,000       1,874,454
  Rohm Co., Ltd (Electronics (Semiconductors))....       22,000       2,006,975
  Sanwa Bank Ltd. (The) (Banks (Money Center))....      279,000       2,154,400
  Secom Co., Ltd. (Services (Commercial &
    Consumer))....................................       30,000       2,489,437
  Shin-Etsu Chemical Co., Ltd. (Chemicals)........      100,000       2,411,420
  Suzuki Motor Corp. (Automobiles)................      175,000       2,078,963
  Takeda Chemical Industries Ltd. (Health Care
    (Drugs-Major Pharmaceuticals))................       60,000       2,313,899
                                                                  -------------
                                                                     39,880,232
                                                                  -------------
MALAYSIA--0.2%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic))(c)...............................      150,000         358,553
  Malaysian Oxygen Berhad (Chemicals)(c)..........      104,000         164,211
                                                                  -------------
                                                                        522,764
                                                                  -------------
MEXICO--1.7%
  Cemex SA de C.V. Class B (Building Materials)...      185,000         457,369
  Cemex SA de C.V. CPO (Building Materials).......        5,550          11,869
  Coca-Cola Femsa SA Sponsored ADR (Beverages
    (Non-Alcoholic))..............................       59,800         792,350

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                                                      SHARES          VALUE
                                                    -----------   -------------
MEXICO--CONTINUED
  Telefonos de Mexico SA Sponsored ADR Class L
    (Telephone)...................................       56,700   $   2,760,581
                                                                  -------------
                                                                      4,022,169
                                                                  -------------
NETHERLANDS--7.1%
  AKZO Nobel NV (Chemicals).......................       48,450       2,207,354
  ASM Lithography Holding NV (Electronics
    (Semiconductors))(b)..........................       54,400       1,663,883
  Fortis Amev NV (Insurance (Multi-Line)).........       22,700       1,882,121
  Getronics NV (Computers (Software &
    Services))....................................       49,000       2,428,237
  Koninklijke Ahold NV (Foods)....................       65,900       2,437,008
  Koninklijke KPN NV (Telecommunications
    (Cellular/ Wireless)).........................       31,100       1,557,759
  Royal Dutch Petroleum Co. NV (Oil (International
    Integrated))..................................       50,500       2,516,026
  Verenigde Nederlandse Uitgerersbedrijven NV
    (Publishing)..................................       66,800       2,520,123
                                                                  -------------
                                                                     17,212,511
                                                                  -------------
NEW ZEALAND--0.2%
  Telecom Corporation of New Zealand Ltd.
    (Telecommunications (Cellular/Wireless))......      100,000         435,812
                                                                  -------------
PHILIPPINES--0.4%
  Ayala Land, Inc. (Real Estate Development)......    1,500,000         424,177
  Philippine Long Distance Telephone Co. Sponsored
    ADR (Telephone)...............................       23,000         596,563
                                                                  -------------
                                                                      1,020,740
                                                                  -------------
POLAND--0.3%
  Elektrim Spolka Akcyjna SA (Electrical
    Equipment)....................................       65,000         703,720
                                                                  -------------
SINGAPORE--0.8%
  Rothmans Industries Ltd. (Tobacco)..............      175,000       1,050,025
  United Overseas Bank Ltd. (Banks (Money
    Center))......................................      140,000         899,416
                                                                  -------------
                                                                      1,949,441
                                                                  -------------
SOUTH AFRICA--0.3%
  Liberty Life Association of Africa (Insurance
    (Life/ Health))...............................       35,000         481,928
  South African Breweries Ltd. (Beverages
    (Alcoholic))..................................       19,000         320,079
                                                                  -------------
                                                                        802,007
                                                                  -------------
SOUTH KOREA--0.2%
  Pohang Iron & Steel Co. Ltd. (Iron & Steel).....        6,000         382,989
                                                                  -------------
SPAIN--3.7%
  Argentaria, Caja Postal y Banco Hipotecario de
    Espana SA (Banks (Major Regional))............       89,300       2,316,144
  Banco Popular Espanol SA (Banks (Major
    Regional))....................................       29,900       2,257,937
  Banco Santander SA (Banks (Money Center)).......        2,387          47,507
  Iberdrola SA (Electric Companies)...............       65,100       1,219,838
  Telefonica de Espana SA (Telephone).............       68,854       3,066,305
                                                                  -------------
                                                                      8,907,731
                                                                  -------------
SWEDEN--4.5%
  AssiDoman AB (Paper & Forest Products)..........       70,000       1,105,417
  Astra AB Class A (Health Care (Drugs-Major
    Pharmaceuticals)).............................       91,100       1,860,092
  Forenings Sparbanken AB (Banks (Major
    Regional))....................................       40,400       1,046,692
  Mandamus AB (Real Estate Development)(b)........        2,020          11,339
  Skandia Forsakrings AB (Insurance
    (Multi-Line)).................................      159,700       2,443,119
  Svenska Handlesbanken Class A (Banks (Major
    Regional))....................................       37,300       1,573,813
  Telefonaktiebolaget LM Ericsson Class B
    (Telecommunications (Cellular/Wireless))......       44,500       1,059,584
  Volvo AB Class B (Automobiles)..................       76,000       1,743,992
                                                                  -------------
                                                                     10,844,048
                                                                  -------------
SWITZERLAND--7.9%
  Nestle AG (Foods)...............................          490       1,066,706
                                                      SHARES          VALUE
                                                    -----------   -------------
SWITZERLAND--CONTINUED
  Novartis AG Registered Shares (Health Care
    (Drugs-Major Pharmaceuticals))................        3,110   $   6,113,668
  Roche Holding AG (Health Care (Drugs-Major
    Pharmaceuticals)).............................          270       3,294,697
  Schweizerische Lebensversicherungs-und
    Rentenanstalt Bearer (Insurance
    (Life/Health))................................        2,530       1,878,877
  Schweizerische Rueckersicherungs-Gesellschaft
    Registered Shares (Insurance (Reinsurance))...          500       1,303,623
  UBS AG (Banks (Money Center))...................        6,700       2,058,567
  Zurich Allied AG Registered Shares (Insurance
    (Multi-Line)).................................        4,470       3,309,833
                                                                  -------------
                                                                     19,025,971
                                                                  -------------
TAIWAN--0.1%
  Standard Foods Taiwan Ltd. GDR (Foods)..........       35,000         345,625
                                                                  -------------
UNITED KINGDOM--21.2%
  3i Group PLC (Investment Banking/Brokerage).....      110,800       1,069,231
  BG PLC (Oil & Gas (Exploration & Production))...      141,000         889,710
  Bank of Scotland (Banks (Money Center)).........      126,000       1,503,120
  Barclays PLC (Banks (Money Center)).............       57,000       1,229,090
  Bass PLC (Beverages (Alcoholic))................       57,000         829,825
  Berkeley Group PLC (The)
    (Real Estate Development).....................       70,000         511,289
  British Aerospace PLC (Aerospace/Defense).......      146,300       1,240,202
  British Petroleum Co. PLC (Oil (International
    Integrated))..................................      160,000       2,389,232
  British Telecommunications PLC
    (Telecommunications (Cellular/Wireless))......      190,000       2,862,503
  Cable & Wireless PLC (Telecommunications
    (Cellular/ Wireless)).........................      170,000       2,090,245
  Compass Group PLC (Foods).......................      166,000       1,901,586
  FirstGroup PLC (Transportation-Services)........      128,000         848,676
  GKN PLC (Auto Parts & Equipment)................       81,000       1,074,780
  Glaxo Wellcome PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................      105,000       3,612,798
  Granada Group PLC (Leisure Time (Products)).....       69,000       1,219,781
  HSBC Holdings PLC (Banks (Money Center))........       51,600       1,399,398
  Kingfisher PLC (Retail (Department Stores)).....      133,600       1,445,964
  Ladbroke Group PLC (Gaming, Lottery & Parimutuel
    Companies)....................................      180,000         723,258
  Legal & General Group PLC (Insurance
    (Life/Health))................................      122,000       1,584,297
  Lloyds TSB Group PLC (Banks (Money Center)).....      194,000       2,759,762
  Logica PLC (Computers (Software & Services))....      169,000       1,469,186
  National Westminster Bank PLC (Banks (Money
    Center))......................................       83,000       1,600,536
  Norwich Union PLC (Insurance (Life/Health)).....      133,000         966,470
  RMC Group PLC (Building Materials)..............       69,000         941,384
  Reuters Group PLC (Services (Commercial &
    Consumer))....................................       96,000       1,007,870
  Safeway PLC (Foods).............................      138,500         695,922
  Schroders PLC (Banks (Money Center))............       51,000         930,852
  Siebe PLC (Electrical Equipment)................      262,000       1,033,126
  SmithKline Beecham PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................      139,000       1,942,665
  Southern Electric PLC (Electric Companies)......      112,000       1,266,226
  Tesco PLC (Foods)...............................      390,000       1,111,217
  Thames Water PLC (Water Utilities)..............       43,000         822,754
  Unilever PLC (Consumer Products
    (Miscellaneous))..............................      100,000       1,121,408
  Vodafone Group PLC (Telecommunications
    (Cellular/ Wireless)).........................      137,000       2,224,714
  Woolwich PLC (Banks (Major Regional))...........      240,000       1,445,519
  Zeneca Group PLC (Health Care (Drugs-Major
    Pharmaceuticals)).............................       36,000       1,567,509
                                                                  -------------
                                                                     51,332,105
                                                                  -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $199,294,439)...............................     230,353,795
                                                                  -------------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                                                      SHARES          VALUE
                                                    -----------   -------------
RIGHTS--0.0%
SPAIN--0.0%
  Telefonica SA Rights (Telephone)(b).............       68,854   $      61,229
                                                                  -------------
TOTAL RIGHTS
  (Identified cost $0).........................................          61,229
                                                                  -------------
WARRANTS--0.0%
GERMANY--0.0%
  Muenchener Rueckversicherungs-Gesellschaft AG
    Warrants (Insurance (Reinsurance))(b).........          220          10,039
                                                                  -------------
TOTAL WARRANTS
  (Identified cost $0).........................................          10,039
                                                                  -------------
TOTAL LONG-TERM INVESTMENTS--95.2%
  (Identified cost $199,294,439)...............................     230,425,063
                                                                  -------------

                                                    STANDARD &
                                                      POOR'S           PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)            VALUE
                                                    -----------   -------------   ---------------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--4.8%
  American Home Products Corp. 5.25%, 1/4/99......  A-1+          $       5,015   $     5,012,806
  Exxon Imperial U.S., Inc. 6%, 1/5/99............  A-1+                  2,541         2,539,306
  Corporate Receivables Corp. 5.58%, 1/19/99......  A-1+                  1,635         1,630,438
  Preferred Receivables Funding Corp. 5.40%,
    2/2/99........................................  A-1                   2,430         2,418,336
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $11,600,886)................................................        11,600,886
                                                                                  ---------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $210,895,325)...............................................       242,025,949(a)
  Cash and receivables, less liabilities--(0.0%)...............................          (111,000)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $   241,914,949
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $38,516,079 and gross depreciation of $9,591,888 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $213,101,758.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Aerospace/Defense..................................    0.5%
          Aluminum...........................................    0.3
          Auto Parts & Equipment.............................    0.5
          Automobiles........................................    3.5
          Banks (Major Regional).............................    5.9
          Banks (Money Center)...............................    7.8
          Beverages (Alcoholic)..............................    0.6
          Beverages (Non-Alcoholic)..........................    1.1
          Building Materials.................................    1.4
          Chemicals..........................................    2.6
          Chemicals (Specialty)..............................    0.5
          Communications Equipment...........................    2.3
          Computers (Software & Services)....................    2.2
          Consumer Finance...................................    1.0
          Consumer Products (Miscellaneous)..................    0.5
          Diversified Miscellaneous..........................    0.6
          Electric Companies.................................    1.7
          Electrical Equipment...............................    0.7
          Electronics (Component Distributors)...............    1.0
          Electronics (Semiconductors).......................    1.6
          Foods..............................................    5.0
          Gaming, Lottery & Parimutuel Companies.............    0.3
          Health Care (Drugs-Major Pharmaceuticals)..........    9.0
          Health Care (Medical Products & Supplies)..........    0.8
          Insurance (Life/Health)............................    3.5
          Insurance (Multi-Line).............................    4.8
          Insurance (Property-Casualty)......................    0.5
          Insurance (Reinsurance)............................    1.8
          Investment Banking/Brokerage.......................    1.4
          Iron & Steel.......................................    0.2
          Leisure Time (Products)............................    0.5
          Machinery (Diversified)............................    2.2
          Office Equipment & Supplies........................    0.8
          Oil & Gas (Drilling & Equipment)...................    0.4
          Oil & Gas (Exploration & Production)...............    0.4
          Oil (International Integrated).....................    4.7
          Paper & Forest Products............................    0.5
          Personal Care......................................    1.0
          Photography/Imaging................................    0.7
          Publishing.........................................    1.1
          Real Estate Development............................    0.4
          Retail (Building Supplies).........................    0.4
          Retail (Department Stores).........................    3.5
          Retail (General Merchandise).......................    1.4
          Services (Commercial & Consumer)...................    1.5
          Specialty Printing.................................    0.9
          Telecommunications (Cellular/Wireless).............    8.8
          Telecommunications (Long Distance).................    0.6
          Telephone..........................................    4.8
          Textiles (Apparel).................................    0.5
          Tobacco............................................    0.5
          Transportation-Services............................    0.4
          Water Utilities....................................    0.4
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $210,895,325).............................................  $ 242,025,949
Cash........................................................         74,722
Foreign currency at value (Identified cost $592,039)........        592,040
Receivables
  Dividends and interest....................................        176,861
  Investment securities sold................................         27,193
  Tax reclaim...............................................        172,304
Prepaid expenses............................................          4,511
                                                              -------------
    Total assets............................................    243,073,580
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        611,879
  Fund shares repurchased...................................        135,829
  Investment advisory fee...................................        147,538
  Financial agent fee.......................................         16,913
  Trustees' fee.............................................          7,155
  Accrued expenses..........................................        239,317
                                                              -------------
    Total liabilities.......................................      1,158,631
                                                              -------------
NET ASSETS..................................................  $ 241,914,949
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 199,365,963
  Undistributed net investment income.......................      1,208,686
  Accumulated net realized gain.............................     10,224,917
  Net unrealized appreciation...............................     31,115,383
                                                              -------------
NET ASSETS..................................................  $ 241,914,949
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     15,651,855
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.46
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $   3,482,925
  Interest..................................................        511,349
  Foreign taxes withheld....................................       (129,367)
                                                              -------------
    Total investment income.................................      3,864,907
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,704,109
  Financial agent fee.......................................        178,882
  Custodian.................................................        211,366
  Printing..................................................         69,483
  Professional..............................................         27,179
  Trustees..................................................         21,583
  Miscellaneous.............................................         20,501
                                                              -------------
    Total expenses..........................................      2,233,103
                                                              -------------
NET INVESTMENT INCOME.......................................      1,631,804
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     50,178,449
  Net realized gain on foreign currency transactions........        864,638
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        562,170
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......       (411,356)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     51,193,901
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  52,825,705
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  1,631,804        $  1,372,460
  Net realized gain (loss)..................................      51,043,087          13,881,538
  Net change in unrealized appreciation (depreciation)......         150,814           5,898,443
                                                              -----------------   -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........      52,825,705          21,152,441
                                                              -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --          (2,638,818)
  Net realized gains........................................     (41,161,214)        (18,496,435)
  In excess of accumulated net realized gains...............              --            (204,295)
                                                              -----------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (41,161,214)        (21,339,548)
                                                              -----------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,647,895 and 3,308,827
    shares, respectively)...................................      63,751,174          50,646,953
  Net asset value of shares issued from reinvestment of
    distributions
    (2,641,331 and 1,433,541 shares, respectively)..........      41,161,214          21,339,548
  Cost of shares repurchased (3,994,250 and 3,280,469
    shares, respectively)...................................     (68,770,405)        (50,358,574)
                                                              -----------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      36,141,983          21,627,927
                                                              -----------------   -----------------
  NET INCREASE IN NET ASSETS................................      47,806,474          21,440,820
NET ASSETS
  Beginning of period.......................................     194,108,475         172,667,655
                                                              -----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $1,208,686 AND ($1,443,875), RESPECTIVELY)....    $241,914,949        $194,108,475
                                                              -----------------   -----------------
                                                              -----------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED DECEMBER 31,
                                         1998           1997          1996          1995          1994
                                      -----------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $    14.53     $   14.52     $   12.70     $   11.85     $   12.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......         0.12(1)       0.12(1)       0.11(1)       0.12(1)       0.08(1)
  Net realized and unrealized gain
    (loss)..........................         3.94          1.61          2.25          1.02         (0.07)
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................         4.06          1.73          2.36          1.14          0.01
                                      -----------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................           --         (0.22)        (0.19)        (0.04)        (0.03)
  Dividends from net realized
    gains...........................        (3.13)        (1.50)        (0.33)        (0.25)        (0.34)
  In excess of net investment
    income..........................           --            --         (0.02)           --            --
                                      -----------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............        (3.13)        (1.72)        (0.54)        (0.29)        (0.37)
                                      -----------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........         0.93          0.01          1.82          0.85         (0.36)
                                      -----------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $    15.46     $   14.53     $   14.52     $   12.70     $   11.85
                                      -----------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------

Total return........................        27.92%        12.04%        18.65%         9.59%         0.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................     $241,915      $194,108      $172,668      $134,455      $134,627
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.98%         1.01%         1.04%         1.07%         1.10%
  Net investment income.............         0.72%         0.72%         0.80%         0.95%         0.64%
Portfolio turnover rate.............           93%          184%          142%          249%          172%

(1) Computed using average shares outstanding.

                       See Notes to Financial Statements

                                BALANCED SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term appreciation through investments in a combination of common stocks and fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield securities have more risk than higher quality, lower-yielding issues.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 19.01% compared with 19.67% for a composite benchmark(1). All performance figures assume reinvestment of distributions and are net of sales charges.

    The 1998 calendar year proved to be one of the more difficult investment years in recent memory given the extreme volatility in the global equity and fixed income markets. In fact, U.S. equities by many measures had not seen this level of volatility since the 1987 market crash. Not since 1990 were bond investors punished so severely for owning anything other than U.S. Government securities.

    While 1998 turned out to be an excellent year for large-cap stocks, small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The Fund's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong equity performance last year.

    Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the Fund's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

    With respect to the fixed-income portion of the Fund, the interest rate roller coaster ride of 1997 (with rates starting out at 6.64%, peaking at 7.15%, and ending at 5.92%) turned into a "yield ride" in 1998, as many fixed-income investors began the year reaching for yield in both domestic high-yield securities and lower quality foreign bonds. Despite the favorable backdrop of a moderate, stable U.S. economy and historically low rates, this strategy began to lose favor as global uncertainty caused investor sentiment to shift in the second half of the year toward a preference for the safety and liquidity of U.S. Treasuries. With the benefit of three swift rate cuts by the Federal Reserve Board, the markets began to calm in the fourth quarter, and the 30-year U.S. Treasury bond closed out the year at 5.09%. While the most recent CPI figures indicate that U.S. inflation remains benign at a modest 1.6% annualized rate--a slight slowdown from 1997's 1.7% rate--the mood in the bond market remains tenuous.

    While we are not pleased with our fixed-income results, they can be explained by a "flight to quality" of unprecedented magnitude. As stated earlier, the US Treasury sector was the best performing sector in 1998. While market environments such as this happen relatively infrequently, they penalize managers such as ourselves that have a significant underweighting to U.S. Treasuries. It is noteworthy that since 1980 there was only one occurrence where U.S. Treasuries were the best performing bond market sector two years in a row. During this difficult time, we remained true to our discipline and remained fully allocated to those non-core sectors we believed were the most attractive from a risk-reward perspective. We believe that this is the most prudent manner in which to manage assets particularly during extreme market moves.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups, such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

    Overall, we remain cautiously optimistic on the stock market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for

(1) The benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury bills and is produced by Frank Russell Company. It is not available for direct investment.

                                BALANCED SERIES

financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many cross currents at work in the global financial systems.

    Although we anticipate a slowdown in the U.S. economy, we do not expect the recession that seems to be factored into the domestic high-yield market currently. We do expect that this sector's defaults will pick up in 1999; however, the level being priced into the market is extremely high. Our holdings in this area represent a diversified group of securities in industries with good fundamentals, and solid underlying businesses. In addition, we have significant exposure to U.S. dollar-denominated below investment-grade foreign holdings. This sector remains among the most attractive from a risk-reward perspective. We own debt securities of countries that have good fundamentals and more stable political situations, such as Mexico, Argentina, Panama, Bulgaria, Peru, and the Philippines.

    We believe the fixed-income portion of the Fund is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors given their very favorable valuations. The market is paying investors a large yield premium or yield advantage as compensation for taking risk. Priced into this premium is much bad news. For those investors willing and able to be patient and discerning, we believe these factors present outstanding opportunities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BALANCED SERIES     BALANCED BENCHMARK*
5/1/92             $10,000.00               $10,000.00
12/31/92           $10,971.78               $10,712.00
12/31/93           $11,912.44               $11,702.48
12/31/94           $11,578.97               $11,724.94
12/31/95           $14,274.25               $14,917.45
12/31/96           $15,781.89               $17,055.78
12/31/97           $18,611.77               $20,799.83
12/31/98           $22,150.60               $24,890.59

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/98

                                                               FROM
                                                             INCEPTION
                                                              5/1/92
                                                                TO
                                          1 YEAR   5 YEARS   12/31/98
- ---------------------------------------------------------------------
Balanced Series                           19.01%    13.21%     12.66%
- ---------------------------------------------------------------------
Balanced Benchmark*                       19.67%    16.29%     14.65%
- ---------------------------------------------------------------------

    This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

    * The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company. The index is not available for direct investment.

                                BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
U.S. GOVERNMENT SECURITIES--8.7%
U.S. TREASURY NOTES--8.7%
  U.S. Treasury Notes 6.375%, 5/15/99.......................  AAA       $  1,775   $   1,786,215
  U.S. Treasury Notes 5.375%, 1/31/00.......................  AAA          4,075       4,106,708
  U.S. Treasury Notes 5.50%, 3/31/00........................  AAA            750         757,695
  U.S. Treasury Notes 6.875%, 3/31/00.......................  AAA          3,100       3,181,639
  U.S Treasury Notes 6.00%, 8/15/00.........................  AAA          1,700       1,735,722
  U.S. Treasury Notes 4.50%, 9/30/00........................  AAA            355         354,391
  U.S. Treasury Notes 4.625%, 11/30/00......................  AAA            500         500,295
  U.S. Treasury Notes 5.25%, 8/15/03........................  AAA          3,105       3,183,336
  U.S. Treasury Notes 5.625%, 5/15/08.......................  AAA          8,284       8,840,301
                                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $24,749,800).................................................      24,446,302
                                                                                   -------------
AGENCY MORTGAGE-BACKED SECURITIES--3.0%
  GNMA 6.50%, 11/15/23......................................  AAA          1,481       1,505,842
  GNMA 6.50%, 2/15/24.......................................  AAA          2,448       2,488,792
  GNMA 6.50%, 12/15/23......................................  AAA            520         528,984
  GNMA 6.50%, 6/15/28.......................................  AAA          3,956       3,997,132
                                                                                   -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $8,291,401)..................................................       8,520,750
                                                                                   -------------
MUNICIPAL BONDS--6.7%
CALIFORNIA--1.7%
  California State Department Water Resources Revenue Series
    S 5%, 12/1/29...........................................  AA             450         444,937
  Fresno County Pension Obligation Taxable 6.21%, 8/15/06...  AAA          1,000       1,033,750
  Kern County Pension Obligation Revenue Taxable 7.26%,
    8/15/14.................................................  AAA            420         464,100
  Long Beach Pension Obligation Taxable 6.87%, 9/1/06.......  AAA            230         246,962
  Los Angeles County Public Works PJ V-B 5.125%, 12/1/29....  AAA            685         689,281
  Orange County Pension Obligation Revenue Taxable Series A
    7.62%, 9/1/08...........................................  AAA            650         735,312
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  AAA            110         118,387
  San Bernardino County Pension Obligation Revenue Taxable
    6.94%, 8/1/09...........................................  AAA            300         325,125
  Sonoma County Pension Obligation 6.625%, 6/1/13...........  AAA            495         517,894
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  AAA            260         273,325
                                                                                   -------------
                                                                                       4,849,073
                                                                                   -------------
FLORIDA--0.7%
  Florida State Department of Transportation Series A 5%,
    7/1/27..................................................  AA+            545         541,594
  Miami Beach Special Obligation Revenue Taxable 8.60%,
    9/1/21..................................................  AAA            875         999,688
  University of Miami Revenue Taxable Series A 7.65%,
    4/1/20..................................................  AAA            270         289,238
                                                                                   -------------
                                                                                       1,830,520
                                                                                   -------------
ILLINOIS--0.6%
  Illinois Educational Facilities Authority-Loyola
    University Revenue Taxable Series A 7.84%, 7/1/24.......  AAA          1,500       1,625,625
                                                                                   -------------
MASSACHUSETTS--0.4%
  Massachusetts State Port Authority Revenue Taxable Series
    C 6.05%, 7/1/02.........................................  AA-            450         459,000

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
MASSACHUSETTS--CONTINUED
  Massachusetts State Water Resources Authority Revenue
    Series D 5%, 8/1/24.....................................  AAA       $    545   $     538,188
                                                                                   -------------
                                                                                         997,188
                                                                                   -------------
NEW YORK--1.1%
  Metropolitan Transportation Authority Series A 5%,
    4/1/23..................................................  AAA            760         756,200
  New York State Dormitory Authority
    Pension Obligation Revenue Taxable
    6.90%, 4/1/03...........................................  BBB+           650         677,625
  New York State Taxable Series C 6.35%, 3/1/07.............  AAA          1,500       1,558,125
                                                                                   -------------
                                                                                       2,991,950
                                                                                   -------------
PENNSYLVANIA--0.7%
  Pittsburgh Pension Taxable 6.50%, 3/1/17..................  AAA          1,250       1,303,125
  Pittsburgh Water & Sewer Authority Series A 5.05%,
    9/1/25..................................................  AAA            760         758,100
                                                                                   -------------
                                                                                       2,061,225
                                                                                   -------------
TEXAS--1.1%
  Dallas-Fort Worth Taxable 6.40%, 11/1/07..................  AAA          1,000       1,045,000
  Houston Water & Sewer System
    Revenue Refunding, Jr. Lien,
    Series D 5%, 12/1/25....................................  AAA            685         671,300
  Texas State General Obligation Series B 5.25%, 10/1/08....  AA             275         297,688
  Texas State Taxable Veterans Limited Series B 6.10%,
    12/1/03.................................................  AA           1,000       1,026,250
                                                                                   -------------
                                                                                       3,040,238
                                                                                   -------------
VIRGINIA--0.4%
  Newport News Taxable Series B 7.05%, 1/15/25..............  AA           1,000       1,032,500
                                                                                   -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $17,715,922).................................................      18,428,319
                                                                                   -------------
ASSET-BACKED SECURITIES--1.1%
  AESOP Funding II LLC 97-1, A2 144A 6.40%, 10/20/03 (c)....  AAA          1,200       1,227,000
  Capita Equipment Receivables Trust 97-1, B 6.45%,
    8/15/02.................................................  A+             770         777,700
  Fleetwood Credit Corp. Grantor Trust 96-B, A 6.90%,
    3/15/12.................................................  AAA            411         416,964
  Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27........  AA-            675         700,523
                                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $3,056,773)..................................................       3,122,187
                                                                                   -------------
CORPORATE BONDS--4.4%
COMPUTERS (SOFTWARE & SERVICES)--0.5%
  CSC Holdings Inc. 7.625%, 7/15/18.........................  BB+          1,000       1,003,750
  Computer Associates International Series B 6.375%,
    4/15/05.................................................  A-             535         526,975
                                                                                   -------------
                                                                                       1,530,725
                                                                                   -------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.2%
  Station Casinos, Inc. 10.125%, 3/15/06....................  B+             500         522,500
                                                                                   -------------
HEALTH CARE (DIVERSIFIED)--0.4%
  Tenet Healthcare Corp 144A 8.125%, 12/1/08 (c)............  BB-          1,000       1,036,250
                                                                                   -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.3%
  Boston Scientific Corp. 6.625%, 3/15/05...................  BBB       $    975   $     920,156
                                                                                   -------------
LEASING/RENTAL--0.1%
  United Rentals, Inc. 9.50%, 6/01/08.......................  BB-            250         252,500
                                                                                   -------------
MANUFACTURING (DIVERSIFIED)--0.2%
  Tyco International Group SA 6.375%, 6/15/05...............  A-             600         609,750
                                                                                   -------------
PAPER & FOREST PRODUCTS--0.3%
  Buckeye Cellulose Corp. 8.50%, 12/15/05...................  BB             700         726,250
                                                                                   -------------
PERSONAL CARE--0.2%
  Revlon Consumer Products 144A 9%, 11/1/06 (c).............  B              500         495,000
                                                                                   -------------
PUBLISHING--0.2%
  Hollinger International Publishing, Inc. 9.25%, 3/15/07...  B              625         660,937
                                                                                   -------------
RETAIL (FOOD CHAINS)--0.4%
  Meyer (Fred), Inc. 7.45%, 3/1/08..........................  BB+          1,000       1,082,500
                                                                                   -------------
SERVICES (COMMERCIAL & CONSUMER)--0.1%
  United Rentals, Inc. 144A 8.80%, 8/15/08 (c)..............  BB-            250         244,375
                                                                                   -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
  Comcast Cellular Holdings, Inc. Series B 9.50%, 5/1/07....  BB+          1,000       1,065,000
                                                                                   -------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
  Quest Communications International Inc. 144A 7.50%,
    11/1/08 (c).............................................  BB+          1,100       1,148,125
                                                                                   -------------
TELEPHONE--0.1%
  Nextlink Communications, Inc. 144A 10.75%, 11/15/08 (c)...  B              370         379,250
                                                                                   -------------
TEXTILES (HOME FURNISHINGS)--0.4%
  Westpoint Stevens, Inc. 7.875%, 6/15/05...................  BB           1,000       1,025,000
                                                                                   -------------
TRUCKERS & MARINE--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08.......................  BB+            230         228,563
                                                                                   -------------
TRUCKS & PARTS--0.1%
  Cummins Engine Inc. 6.45%, 3/1/05.........................  BBB+           400         390,500
                                                                                   -------------
TOTAL CORPORATE BONDS
  (Identified cost $11,921,026).................................................      12,317,381
                                                                                   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--6.1%
  CS First Boston Mortgage Securities Corp. 95-AEW1, B
    7.182%, 11/25/27........................................  AA-            424         423,081
  CS First Boston Mortgage Securities Corp. 97-C2, B 6.72%,
    11/17/07................................................  Aa(d)        2,000       2,067,500
  Case Equipment Loan Trust 98-A, A4, 5.83%, 2/15/05........  AAA          1,750       1,769,985
  DLJ Mortgage Acceptance Corp. 144A 96-CF1, A1B 7.58%,
    2/12/06 (c)(f)..........................................  AAA          1,400       1,479,187
  First Union-Lehman Brothers 97-C1, B 7.43%, 4/18/07.......  Aa(d)          930       1,005,272
  G.E. Capital Mortgage Services, Inc. 96-8, 1M 7.25%,
    5/25/26.................................................  AA             243         246,078
  Lehman Large Loan 97-LLI, B 6.95%, 3/12/07................  AA             825         868,312
  Mortgage Capital Funding, Inc. 96-MC2, A3, 7.008%,
    9/20/06.................................................  Aaa(d)       2,000       2,103,125
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA             450         479,672
  Norwest Asset Securities Corp. 96-9, A15 7.75% 1/25/27....  Aaa(d)       2,000       2,030,000
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA             96          95,568
  Residential Funding Mortgage Securities I 96-S8, A4 6.75%,
    3/25/11.................................................  AAA            618         624,380
                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Residential Funding Mortgage Securities I 96-S1, A11
    7.10%, 1/25/26..........................................  AAA       $  1,000   $   1,006,250
  Residential Funding Mortgage Securities I 96-S4, M1 7.25%,
    2/25/26.................................................  AA             969         974,034
  Structured Asset Securities Corp. 93-C1, 6.60%,
    10/25/24................................................  A+             525         526,684
  Triangle Funding Ltd. 98-2A, 3, 144A 7.163%, 10/15/04
    (c).....................................................  BBB          1,500       1,494,375
                                                                                   -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $16,952,519).................................................      17,193,503
                                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--1.5%
COLOMBIA--0.4%
  Republic of Colombia 7.70% 7/14/03........................  NR             610         530,700
  Republic of Colombia 7.25%, 2/23/04.......................  BBB-           825         703,312
                                                                                   -------------
                                                                                       1,234,012
                                                                                   -------------
CROATIA--0.4%
  Croatia Series B 6.563%, 7/31/06 (e)......................  BBB-           679         549,654
  Croatia Series A 6.563%, 7/31/10 (e)......................  BBB-           775         620,000
                                                                                   -------------
                                                                                       1,169,654
                                                                                   -------------
POLAND--0.7%
  Poland Bearer PDI 5%, 10/27/14............................  BBB-         1,450       1,358,469
  Poland Discount Euro 6.78%, 10/27/24......................  BBB-           600         595,500
                                                                                   -------------
                                                                                       1,953,969
                                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $4,525,825)..................................................       4,357,635
                                                                                   -------------
FOREIGN CORPORATE BONDS--0.9%
ARGENTINA--0.2%
  Compania de Radiocomunicaciones Moviles SA 144A 9.25%,
    5/8/08 (c)..............................................  BBB            300         277,500
  Telefonica de Argentina 144A 9.125%, 5/7/08 (c)...........  BBB-           290         268,250
                                                                                   -------------
                                                                                         545,750
                                                                                   -------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA 7.375%, 12/8/03......  BBB            120         108,600
  Petropower I Funding Trust 144A, 7.36%, 2/15/14 (c).......  BBB            350         295,312
                                                                                   -------------
                                                                                         403,912
                                                                                   -------------
JAPAN--0.6%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (c)(e)..................................................  Baa(d)         910         784,019
  SB Treasury Co. LLC 144A 9.40%, 12/29/49 (c)(e)...........  BB+            910         866,079
                                                                                   -------------
                                                                                       1,650,098
                                                                                   -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,871,089)..................................................       2,599,760
                                                                                   -------------

                                                                         SHARES
                                                                        --------
COMMON STOCKS--61.0%
BANKS (MAJOR REGIONAL)--2.2%
  Bank One Corp.......................................................    29,850       1,524,216
  Mellon Bank Corp....................................................    17,200       1,182,500
  U.S. Bancorp........................................................    24,400         866,200
  Wells Fargo & Co....................................................    67,000       2,675,812
                                                                                   -------------
                                                                                       6,248,728
                                                                                   -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                      SHARES         VALUE
                                                    ----------   -------------
BANKS (MONEY CENTER)--0.8%
  BankAmerica Corp................................      36,882   $   2,217,530
                                                                 -------------
BEVERAGES (ALCOHOLIC)--0.6%
  Anheuser-Busch Companies, Inc...................      26,600       1,745,625
                                                                 -------------
BEVERAGES (NON-ALCOHOLIC)--0.9%
  PepsiCo, Inc....................................      64,500       2,640,469
                                                                 -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.0%
  CBS Corp........................................      26,200         858,050
  Chancellor Media Corp. (b)......................      21,400       1,024,525
  Clear Channel Communications, Inc. (b)..........      16,300         888,350
  Fox Entertainment Group, Inc. Class A (b).......      21,200         533,975
  Liberty Media Group ClassA (b)..................      44,600       2,054,387
  Tele-Communications, Inc. Class A (b)...........      55,200       3,053,250
                                                                 -------------
                                                                     8,412,537
                                                                 -------------
COMMUNICATIONS EQUIPMENT--0.5%
  Tellabs, Inc. (b)...............................      19,600       1,343,825
                                                                 -------------
COMPUTERS (HARDWARE)--2.2%
  International Business Machines Corp............      33,000       6,096,750
                                                                 -------------
COMPUTERS (NETWORKING)--1.0%
  Cisco Systems, Inc. (b).........................      29,125       2,703,164
                                                                 -------------
COMPUTERS (PERIPHERALS)--1.0%
  EMC Corp. (b)...................................      32,500       2,762,500
                                                                 -------------
COMPUTERS (SOFTWARE & SERVICES)--7.3%
  America Online, Inc. (b)........................      10,700       1,712,000
  BMC Software, Inc. (b)..........................      59,600       2,655,925
  Compuware Corp. (b).............................      54,500       4,257,812
  Edwards (J.D.) & Co. (b)........................      21,200         601,550
  HBO & Co........................................      95,300       2,733,919
  Microsoft Corp. (b).............................      41,300       5,727,794
  Oracle Corp. (b)................................      36,800       1,587,000
  Sterling Commerce, Inc. (b).....................      22,600       1,017,000
                                                                 -------------
                                                                    20,293,000
                                                                 -------------
CONSUMER FINANCE--0.8%
  Capital One Financial Corp......................      18,900       2,173,500
                                                                 -------------
DISTRIBUTORS (FOOD & HEALTH)--1.0%
  Cardinal Health, Inc............................      37,650       2,856,694
                                                                 -------------
ELECTRICAL EQUIPMENT--1.7%
  General Electric Co.............................      45,200       4,613,225
                                                                 -------------
ELECTRONICS (SEMICONDUCTORS)--3.1%
  Intel Corp......................................      63,800       7,564,287
  Micron Technology, Inc. (b).....................      23,600       1,193,275
                                                                 -------------
                                                                     8,757,562
                                                                 -------------
FINANCIAL (DIVERSIFIED)--3.0%
  Citigroup, Inc..................................      49,700       2,460,150
  Freddie Mac.....................................      59,200       3,814,700
  Morgan Stanley Dean Witter & Co. (b)............      28,500       2,023,500
                                                                 -------------
                                                                     8,298,350
                                                                 -------------
HEALTH CARE (DIVERSIFIED)--3.6%
  Bristol-Myers Squibb Co. (b)....................      36,600       4,897,537
  Mylan Laboratories, Inc.........................      33,300       1,048,950
  Warner-Lambert Co...............................      56,300       4,233,056
                                                                 -------------
                                                                    10,179,543
                                                                 -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.1%
  Pfizer, Inc.....................................      43,800       5,494,162
  Schering-Plough Corp............................      70,000       3,867,500
  Watson Pharmaceuticals, Inc. (b)................      31,800       1,999,425
                                                                 -------------
                                                                    11,361,087
                                                                 -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
  Baxter International, Inc. (b)..................      32,700       2,103,019
  Becton, Dickinson and Co........................      16,900         721,419

                                                      SHARES         VALUE
                                                    ----------   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--CONTINUED

  Genzyme Corp. (b)...............................      17,200   $     855,700
  Medtronic, Inc..................................      38,600       2,866,050
                                                                 -------------
                                                                     6,546,188
                                                                 -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.3%
  Clorox Co. (The)................................       5,600         654,150
  Colgate-Palmolive Co............................       8,600         798,725
  Procter & Gamble Co. (The)......................      24,600       2,246,287
                                                                 -------------
                                                                     3,699,162
                                                                 -------------
INSURANCE (LIFE/HEALTH)--0.4%
  UNUM Corp.......................................      19,000       1,109,125
                                                                 -------------
INSURANCE (MULTI-LINE)--1.1%
  American International Group, Inc...............      22,200       2,145,075
  ReliaStar Financial Corp........................      22,600       1,042,425
                                                                 -------------
                                                                     3,187,500
                                                                 -------------
LODGING--HOTELS--0.3%
  Carnival Corp...................................      18,300         878,400
                                                                 -------------
MANUFACTURING (DIVERSIFIED)--1.3%
  Tyco International Ltd..........................      48,600       3,666,262
                                                                 -------------
OIL & GAS (DRILLING & EQUIPMENT)--0.3%
  Halliburton Co..................................      11,100         328,838
  Schlumberger Ltd................................       7,200         332,100
  Transocean Offshore, Inc........................      11,200         300,300
                                                                 -------------
                                                                       961,238
                                                                 -------------
OIL (DOMESTIC INTEGRATED)--1.1%
  USX-Marathon Group..............................     100,500       3,027,563
                                                                 -------------
OIL (INTERNATIONAL INTEGRATED)--1.3%
  Amoco Corp......................................      49,400       2,982,525
  Conoco, Inc. Class A (b)........................      30,200         630,425
                                                                 -------------
                                                                     3,612,950
                                                                 -------------
RETAIL (BUILDING SUPPLIES)--1.2%
  Home Depot, Inc.................................      53,300       3,261,294
                                                                 -------------
RETAIL (COMPUTERS & ELECTRONICS)--0.2%
  Tandy Corp. (b).................................      15,800         650,763
                                                                 -------------
RETAIL (DRUG STORES)--2.5%
  CVS Corp........................................      61,500       3,382,500
  Rite Aid Corp...................................      72,200       3,578,413
                                                                 -------------
                                                                     6,960,913
                                                                 -------------
RETAIL (FOOD CHAINS)--2.6%
  Meyer (Fred), Inc. (b)..........................      48,770       2,938,393
  Safeway, Inc. (b)...............................      72,400       4,411,875
                                                                 -------------
                                                                     7,350,268
                                                                 -------------
RETAIL (GENERAL MERCHANDISE)--0.5%
  Wal-Mart Stores, Inc............................      16,100       1,311,144
                                                                 -------------
RETAIL (SPECIALTY)--1.1%
  Borders Group, Inc. (b).........................      33,600         837,900
  Staples, Inc. (b)...............................      50,650       2,212,772
                                                                 -------------
                                                                     3,050,672
                                                                 -------------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  ServiceMaster Co. (The).........................      40,000         882,500
                                                                 -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.1%
  AirTouch Communications, Inc. (b)...............      80,800       5,827,700
                                                                 -------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
  AT&T Corp.......................................      33,400       2,513,350
  MCI WorldCom, Inc. (b)..........................      41,975       3,011,706
                                                                 -------------
                                                                     5,525,056
                                                                 -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                      SHARES         VALUE
                                                    ----------   -------------
TELEPHONE--1.3%
  BellSouth Corp..................................      41,600   $   2,074,800
  SBC Communications, Inc.........................      28,600       1,533,675
                                                                 -------------
                                                                     3,608,475
                                                                 -------------
WASTE MANAGEMENT--1.0%
  Waste Management, Inc...........................      62,000       2,890,750
                                                                 -------------
TOTAL COMMON STOCKS
  (Identified cost $123,662,416)..............................     170,712,012
                                                                 -------------
FOREIGN COMMON STOCKS--0.5%
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.5%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)......      19,300       1,342,546
                                                                 -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,125,896)................................       1,342,546
                                                                 -------------
TOTAL LONG-TERM INVESTMENTS--93.9%
  (Identified cost $214,872,667)..............................     263,040,395
                                                                 -------------

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)       VALUE
                                                              --------  --------   -------------
SHORT-TERM OBLIGATIONS--6.1%
COMMERCIAL PAPER--5.4%
  Coca-Cola Co. 4.90%, 1/4/99...............................  A-1+      $  2,735   $   2,733,883
  Potomac Electric Power Co. 4.95%, 1/4/99..................  A-1          1,845       1,844,239
  SBC Communications Inc. 5.95%, 1/6/99.....................  A-1+         2,485       2,482,946
  Corporate Asset Funding Co., Inc. 5.65%, 1/14/99..........  A-1+           450         449,082
  Shell Oil Co. 4.75%, 1/25/99..............................  A-1+         2,495       2,487,099
  Potomac Electric Power 5.50%, 1/26/99.....................  A-1          1,930       1,922,629
  Vermont American Corp. 4.45%, 1/27/99.....................  A-1+         2,270       2,261,065
  Wisconsin Electric Power Co. 5.40%,
    1/28/99.................................................  A-1+           915         911,294
                                                                                   -------------
                                                                                      15,092,237
                                                                                   -------------
FEDERAL AGENCY SECURITIES--0.7%
  FHLB 4.50%, 1/4/99........................................               2,025       2,024,241
                                                                                   -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $17,116,478).................................................      17,116,478
                                                                                   -------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $231,989,146)................................................     280,156,873(a)
  Cash and receivables, less liabilities--(0.0%)................................        (101,230)
                                                                                   -------------
NET ASSETS--100.0%..............................................................   $ 280,055,643
                                                                                   -------------
                                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,810,642 and gross depreciation of $2,828,720 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $232,174,951.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $9,994,722 or 3.6% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $231,989,146).............................................  $ 280,156,873
Receivables
  Interest and dividends....................................      1,258,856
  Investment securities sold................................      1,168,691
  Fund shares sold..........................................        204,568
Prepaid expenses............................................          5,008
                                                              -------------
    Total assets............................................    282,793,996
                                                              -------------
LIABILITIES
Payables
  Custodian.................................................         11,312
  Investment securities purchased...........................      2,113,929
  Fund shares repurchased...................................        368,637
  Investment advisory fee...................................        127,253
  Financial agent fee.......................................         21,208
  Trustees' fee.............................................          5,060
Accrued expenses............................................         90,954
                                                              -------------
    Total liabilities.......................................      2,738,353
                                                              -------------
NET ASSETS..................................................  $ 280,055,643
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of benefical interest...........  $ 229,861,876
  Undistributed net investment income.......................        244,131
  Accumulated net realized gain.............................      1,781,909
  Net unrealized appreciation...............................     48,167,727
                                                              -------------
NET ASSETS..................................................  $ 280,055,643
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,386,789
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       13.74
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $   7,135,692
  Dividends.................................................      1,052,674
  Foreign taxes withheld....................................         (3,350)
                                                              -------------
    Total investment income.................................      8,185,016
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,378,437
  Financial agent fee.......................................        191,836
  Custodian.................................................         45,357
  Printing..................................................         29,325
  Professional..............................................         26,438
  Trustees..................................................         14,329
  Miscellaneous.............................................         15,084
                                                              -------------
    Total expenses..........................................      1,700,806
                                                              -------------
NET INVESTMENT INCOME.......................................      6,484,210
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      1,823,127
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     36,386,238
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     38,209,365
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  44,693,575
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  6,484,210        $  6,313,137
  Net realized gain (loss)..................................       1,823,127          28,928,777
  Net change in unrealized appreciation (depreciation)......      36,386,238             398,108
                                                              -----------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      44,693,575          35,640,022
                                                              -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (6,299,939)         (6,626,999)
  Net realized gains........................................      (9,082,295)        (25,653,795)
                                                              -----------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (15,382,234)        (32,280,794)
                                                              -----------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,750,917 and 2,522,290
    shares, respectively)...................................      60,237,782          32,463,957
  Net asset value of shares issued from reinvestment of
    distributions
    (1,187,415 and 2,611,513 shares, respectively)..........      15,382,234          32,280,794
  Cost of shares repurchased (4,412,737 and 3,214,459
    shares, respectively)...................................     (56,055,533)        (41,209,392)
                                                              -----------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      19,564,483          23,535,359
                                                              -----------------   -----------------
  NET INCREASE IN NET ASSETS................................      48,875,824          26,894,587
NET ASSETS
  Beginning of period.......................................     231,179,819         204,285,232
                                                              -----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $244,131 AND
    $52,552, RESPECTIVELY)..................................    $280,055,643        $231,179,819
                                                              -----------------   -----------------
                                                              -----------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  YEAR ENDED DECEMBER 31,
                                              1998          1997          1996          1995             1994
                                            ---------     ---------     ---------     ---------        ---------
Net asset value, beginning of period....    $   12.26     $   12.06     $   12.30     $   10.53        $   11.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........         0.33          0.38          0.36          0.40(2)          0.38(1)(2)
  Net realized and unrealized gain
    (loss)..............................         1.94          1.73          0.89          2.02            (0.70)
                                            ---------     ---------     ---------     ---------        ---------
    TOTAL FROM INVESTMENT OPERATIONS....         2.27          2.11          1.25          2.42            (0.32)
                                            ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................        (0.32)        (0.40)        (0.35)        (0.40)           (0.36)
  Dividends from net realized gains.....        (0.47)        (1.51)        (1.14)        (0.25)           (0.10)
                                            ---------     ---------     ---------     ---------        ---------
    TOTAL DISTRIBUTIONS.................        (0.79)        (1.91)        (1.49)        (0.65)           (0.46)
                                            ---------     ---------     ---------     ---------        ---------
CHANGE IN NET ASSET VALUE...............         1.48          0.20         (0.24)         1.77            (0.78)
                                            ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD..........    $   13.74     $   12.26     $   12.06     $   12.30        $   10.53
                                            ---------     ---------     ---------     ---------        ---------
                                            ---------     ---------     ---------     ---------        ---------
Total return............................        19.01%        17.93%        10.56%        23.28%           (2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...     $280,056      $231,180      $204,285      $193,302         $161,105
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................         0.68%         0.71%         0.68%         0.65%(3)         0.69%
  Net investment income.................         2.58%         2.92%         2.93%         3.44%            3.44%
Portfolio turnover rate.................          110%          181%          229%          223%             171%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

INVESTOR PROFILE

    The Fund emphasizes capital appreciation and current yield equally. It is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of owned properties, dependency on management skills and risks similar to those linked to small company investing.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Real Estate Equity Securities Series provided a return of (21.19)% compared with a return of (17.50)% for the NAREIT Equity Total Return Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    The year has clearly been disappointing from a stock price performance perspective. However, growth expectations in funds from operations (FFO)--the proxy for earnings--that a year ago we indicated should be 9% to 12% per share, have been met to date. Despite the negative press and broad-brush strokes of criticism, the bottom-line earnings were delivered overall. In fact, FFO per share grew by over 12% in the second and third quarters. This compares to flat to negative earnings growth for the broader market for the same two quarters.

    Earnings growth for equity REITs peaked this year as we have moved closer to equilibrium in the real estate cycle. This was not a surprise, but the level of erosion of investor confidence in the sector was. Some of the concerns that surfaced in 1998 were valid, while others were exaggerated and were frequently used to critique all equity REITs (over 170 companies in 14 sectors). The concerns included the threats of overbuilding, legislative action, and a softening economy. They also included legitimate questions about a lack of demonstrated discipline by some equity REITs in issuing additional common shares and debt.

    More than a few management teams did not recognize when their cost of capital was greater than the return available in the market for acquisitions, development or redevelopment. The capital markets ultimately disciplined them and private developers appropriately. However, discipline was meted out throughout the sector with very little distinction between offending REITs and REITs with demonstrated fiscal responsibility.

    Larger, more liquid equity REITs underperformed their peers overall this past year as investors were net sellers. Last year's "growth" REITs, with significant imbedded internal growth, were nevertheless abandoned by investors who no longer saw growth and momentum in those names. As we favor visible earnings, particularly from internal growth, we were overweight in those companies. We were also overweight in the two sectors that experienced the most multiple contraction, office and hotels. The office and hotel sectors had the highest earnings growth per share this year and traded at the deepest discount to net asset value, but they were also subject to the largest swings on changes of sentiment or fundamentals. These reasons caused us to underperform our benchmark for the year.

OUTLOOK

    Conservative growth estimates of funds from operations per share range from 5% to 7% in 1999, assuming no external growth, and 7% to 9%, assuming modest external growth. Equity REIT earnings fundamentals will continue to beat the broader market, in our opinion. In addition, the dividend payout ratio as a percentage of cash flow is at its lowest in the history of equity REITs, thus allowing companies to retain cash flow in capital-constrained times.

    Based on this information, we believe the broader market is expensive relative to REITs. Last year we could not make the claim that real estate was cheaper on Wall Street than Main Street. This year we can. Whether one is looking at office or industrial property values per square foot, apartment values per unit, hotel values per key, health care property values per bed, discounts to net asset value, or FFO yield versus cap rates, equity REITs are cheaper today than private market real estate. Given the earnings expectation for the broader market, combined with its record high multiple and a return to a rational level of investor sentiment, equity REITs should offer an attractive alternative to the broader market with continued attractive yields.

(1) The NAREIT (National Association of Real Estate Investment Trusts) Equity Total Return Index is an unmanaged, commonly used measure of real estate equity market total return performance. The Index is not available for direct investment.

                         REAL ESTATE SECURITIES SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              REAL ESTATE SECURITIES
                      SERIES             NAREIT*
05/01/1995                  $10,000.00  $10,000.00
12/31/1995                  $11,779.19  $11,547.95
12/31/1996                  $15,677.21  $15,618.28
12/31/1997                  $19,133.73  $18,787.22
12/31/1998                  $15,078.60  $15,498.99

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             5/1/95 TO
                                                    1 YEAR   12/31/98
- ----------------------------------------------------------------------
Real Estate Securities Series                       (21.19)%    11.84%
- ----------------------------------------------------------------------
NAREIT Equity Index(*)                              (17.50)%    12.68%
- ----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a commonly used, unmanaged indicator of REIT performance.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
COMMON STOCKS--95.5%
REAL ESTATE INVESTMENT TRUSTS--95.1%
COMMERCIAL--39.9%
OFFICE/INDUSTRIAL--37.6%
  Alexandria Real Estate Equities, Inc.........................          10,000   $       309,375
  Boston Properties, Inc.......................................          95,500         2,912,750
  Duke Realty Investments, Inc.................................          31,600           734,700
  Equity Office Properties Trust...............................          34,173           820,152
  First Industrial Realty Trust, Inc...........................          52,600         1,410,337
  Highwoods Properties, Inc....................................          59,900         1,542,425
  Mack-Cali Realty Corp........................................          47,200         1,457,300
  Reckson Associates Realty Corp...............................          57,200         1,269,125
  Spieker Properties, Inc......................................          68,200         2,361,425
  Weeks Corp...................................................          30,500           859,719
                                                                                  ---------------
                                                                                       13,677,308
                                                                                  ---------------
STORAGE--2.3%
  Storage USA, Inc.............................................          25,900           836,894
                                                                                  ---------------
TOTAL COMMERCIAL...............................................................        14,514,202
                                                                                  ---------------
DIVERSIFIED--13.5%
  Colonial Properties Trust....................................          36,700           977,137
  Crescent Real Estate Equities Co.............................          79,900         1,837,700
  Vornado Realty Trust.........................................          62,200         2,099,250
                                                                                  ---------------
                                                                                        4,914,087
                                                                                  ---------------

                                                                     SHARES            VALUE
                                                                  -------------   ---------------

HEALTH CARE--4.5%
  Health Care Property Investors, Inc..........................           5,650   $       173,738
  Nationwide Health Properties, Inc............................          47,900         1,032,844
  OMEGA Healthcare Investors, Inc..............................          14,000           422,625
                                                                                  ---------------
                                                                                        1,629,207
                                                                                  ---------------
HOTELS--2.7%
  Patriot American Hospitality, Inc............................          55,800           334,800
  Starwood Hotel & Resorts combined certificate................          29,900           678,356
                                                                                  ---------------
                                                                                        1,013,156
                                                                                  ---------------
NET LEASE--5.0%
  TriNet Corporate Realty Trust, Inc...........................          68,000         1,819,000
                                                                                  ---------------
RESIDENTIAL--17.4%
APARTMENTS--13.0%
  Avalon Bay Communities, Inc..................................          33,900         1,161,075
  Equity Residential Properties Trust..........................          65,600         2,652,700
  Essex Property Trust, Inc....................................          30,700           913,325
                                                                                  ---------------
                                                                                        4,727,100
                                                                                  ---------------
MANUFACTURED HOMES--4.4%
  Manufactured Home Communities, Inc...........................          33,800           847,113
  Sun Communities, Inc.........................................          21,300           741,506
                                                                                  ---------------
                                                                                        1,588,619
                                                                                  ---------------
TOTAL RESIDENTIAL..............................................................         6,315,719
                                                                                  ---------------

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
RETAIL--12.1%
FACTORY OUTLET--3.7%
  Chelsea GCA Realty, Inc......................................          37,600   $     1,339,500
                                                                                  ---------------
REGIONAL MALLS--6.5%
  Macerich Co. (The)...........................................          44,300         1,135,188
  Simon Property Group, Inc....................................          17,796           507,186
  Urban Shopping Centers, Inc..................................          21,700           710,675
                                                                                  ---------------
                                                                                        2,353,049
                                                                                  ---------------
STRIP CENTERS--1.9%
  Developers Diversified Realty Corp...........................          40,000           710,000
                                                                                  ---------------
TOTAL RETAIL...................................................................         4,402,549
                                                                                  ---------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $38,306,940)................................................        34,607,920
                                                                                  ---------------
REAL ESTATE OPERATING COMPANIES--0.4%
COMMERCIAL--0.3%
OFFICE/INDUSTRIAL--0.3%
  Reckson Services Industries, Inc. (b)........................          27,456           113,256
                                                                                  ---------------
DIVERSIFIED--0.1%
  Vornado Operating, Inc. (b)..................................           3,110            25,074
                                                                                  ---------------
                                                                     SHARES            VALUE
                                                                  -------------   ---------------

HEALTH CARE--0.0%
  OMEGA Worldwide Inc. (b).....................................           4,641   $        20,304
                                                                                  ---------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $111,859)...................................................           158,634
                                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $38,418,799)................................................        34,766,554
                                                                                  ---------------

                                                           STANDARD
                                                           & POOR'S       PAR
                                                            RATING       VALUE
                                                         (UNAUDITED)     (000)
                                                         ------------   --------
SHORT-TERM OBLIGATIONS--3.9%
COMMERCIAL PAPER--3.9%
  Coca-Cola Co. 4.90%, 1/14/99.........................  A-1+           $  1,425         1,424,418
                                                                                   ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,424,418)..................................................         1,424,418
                                                                                   ---------------
TOTAL INVESTMENTS--99.4%
  (Identified cost $39,843,217).................................................        36,190,972(a)
  Cash and receivables, less liabilities--0.6%..................................           216,820
                                                                                   ---------------
NET ASSETS--100.0%..............................................................   $    36,407,792
                                                                                   ---------------
                                                                                   ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,980,603 and gross depreciation of $5,632,848 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $39,843,217.
(b)  Non-income producing.

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $39,843,217)..............................................  $ 36,190,972
Cash........................................................            56
Receivables
  Dividends and interest....................................       280,315
  Fund shares sold..........................................        20,808
Prepaid expenses............................................           720
                                                              ------------
    Total assets............................................    36,492,871
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................        22,659
  Investment advisory fee...................................         2,242
  Financial agent fee.......................................         5,109
  Trustees' fee.............................................         5,060
  Accrued expenses..........................................        50,009
                                                              ------------
    Total liabilities.......................................        85,079
                                                              ------------
NET ASSETS..................................................  $ 36,407,792
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 40,173,537
  Accumulated net realized loss.............................      (113,500)
  Net unrealized depreciation...............................    (3,652,245)
                                                              ------------
NET ASSETS..................................................  $ 36,407,792
                                                              ------------
                                                              ------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     2,965,496
                                                              ------------
                                                              ------------
Net asset value and offering price per share................  $      12.28
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $  2,301,791
  Interest..................................................        63,275
                                                              ------------
    Total investment income.................................     2,365,066
                                                              ------------
EXPENSES
  Investment advisory fee...................................       350,294
  Financial agent fee.......................................        53,733
  Printing..................................................        29,630
  Professional..............................................        17,761
  Trustees..................................................        12,954
  Custodian.................................................         4,221
  Miscellaneous.............................................         4,227
                                                              ------------
    Total expenses..........................................       472,820
    Less expenses borne by investment adviser...............        (5,762)
                                                              ------------
    Net expenses............................................       467,058
                                                              ------------
NET INVESTMENT INCOME.......................................     1,898,008
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................      (109,430)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (13,109,206)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (13,218,636)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(11,320,628)
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   1,898,008    $   1,402,058
  Net realized gain (loss)..................................       (109,430)       1,766,075
  Net change in unrealized appreciation (depreciation)......    (13,109,206)       5,041,754
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................    (11,320,628)       8,209,887
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (1,978,391)      (1,330,417)
  Net realized gains........................................        (49,416)      (1,843,915)
  Tax return of capital.....................................        (45,581)              --
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (2,073,388)      (3,174,332)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,369,232 and 2,796,827
    shares, respectively)...................................     20,540,759       42,663,506
  Net asset value of shares issued from reinvestment of
    distributions (154,542 and 196,112 shares,
    respectively)...........................................      2,073,388        3,174,332
  Cost of shares repurchased (1,894,769 and 1,242,092
    shares, respectively)...................................    (27,471,348)     (18,924,144)
                                                              --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     (4,857,201)      26,913,694
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    (18,251,217)      31,949,249
NET ASSETS
  Beginning of period.......................................     54,659,009       22,709,760
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $80,383, RESPECTIVELY).................  $  36,407,792    $  54,659,009
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          FROM
                                                          YEAR ENDED                    INCEPTION
                                                         DECEMBER 31,                   5/1/95 TO
                                               1998           1997          1996        12/31/95
                                            -----------     ---------     ---------     ---------
Net asset value, beginning of period....     $    16.38     $   14.32     $   11.33     $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........           0.78(3)       0.50(3)       0.50(3)      0.33(3)
  Net realized and unrealized gain
    (loss)..............................          (4.20)         2.62          3.14         1.42
                                            -----------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS....          (3.42)         3.12          3.64         1.75
                                            -----------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................          (0.65)        (0.48)        (0.50)       (0.33)
  Dividends from net realized gains.....          (0.02)        (0.58)        (0.15)       (0.06)
  Tax return of capital.................          (0.01)           --            --        (0.03)
                                            -----------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.................          (0.68)        (1.06)        (0.65)       (0.42)
                                            -----------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...............          (4.10)         2.06          2.99         1.33
                                            -----------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD..........     $    12.28     $   16.38     $   14.32     $  11.33
                                            -----------     ---------     ---------     ---------
                                            -----------     ---------     ---------     ---------
Total return............................         (21.19)%       22.05%        33.09%       17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...        $36,408       $54,659       $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................           1.00%         1.00%         1.00%        1.00%(1)
  Net investment income.................           5.07%         3.59%         4.36%        4.80%(1)
Portfolio turnover rate.................             18%           41%           21%          10%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.002, $0.01, $0.05 and $0.07 per share, respectively.

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

INVESTOR PROFILE

    This Fund is appropriate for investors seeking long-term capital appreciation. Investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 44.69% compared with 28.76% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    While 1998 turned out to be an excellent year for the U.S. stock market, it was marked with exceptional volatility. Last year was also marked by large disparity in returns between asset classes. Small-capitalization stocks continued to be underperformers, and profitability at many cyclical companies was under pressure due to weakness in international markets and falling commodity prices. Recognizing these trends, we made a concerted shift last spring to focus on large-capitalization stocks with predictable revenue streams and domestic focus. Overweighting large-capitalization stocks was one of the key reasons for the outperformance of the Fund.

    The other major factor influencing performance was the thematic selection of the Fund. The theme INTERNET ECONOMY represented a sizable portion of the portfolio as we believe that the Internet is the next major technology wave that will affect the way the world works, communicates, shops, and plays. Internet stocks have been exceptionally powerful over the last year, as well as stocks of companies that are considered beneficiaries of the Internet. Another important theme, 21ST CENTURY MEDICINE, has benefited from the remarkable advance of new drugs like Viagra, implant devices, and non-invasive surgical techniques. Breakthroughs in health-care are continuing to have important changes in the way medicine is practiced, enhancing the quality of life.

    As a result of the Fed easing, small- and mid-cap stocks have been performing better. Concurrent with the Fed rate cuts, we began to add to smaller capitalization stocks in semiconductor, financial, energy, and telecommunications industries. Primarily our new additions have been niche companies. We believe that we were able to invest in some great franchises that were being given away at outstanding values.

OUTLOOK

    Our current outlook is for economic growth to be slightly better than consensus. Recent rises in long-term interest rates and strong economic data seem to indicate that the Fed's efforts to inject liquidity into the system through Fed rate cuts in the fall have worked. It is also our expectation that the financial markets will remain volatile in 1999, as there are still many cross-currents at work in the global financial systems. We believe that our timely themes, however, will prove to be resilient in the face of continued uncertainty.

 (1) The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                             STRATEGIC THEME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STRATEGIC THEME
                    SERIES         S & P MIDCAP 400 INDEX*  S & P 500 INDEX**
1/29/1996              $10,000.00               $10,000.00         $10,000.00
12/31/1996             $11,032.96               $11,959.38         $12,144.20
12/31/1997             $12,926.73               $15,818.21         $16,197.39
12/31/1998                $18,704                  $18,841            $20,855

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
ENDING 12/31/98

                                                 FROM
                                               INCEPTION
                                              1/29/96 TO
                                     1 YEAR    12/31/98
- ---------------------------------------------------------
Strategic Theme Series               44.69%       23.89%
- ---------------------------------------------------------
S&P MidCap 400 Index*                19.11%       24.20%
- ---------------------------------------------------------
S&P 500 Stock Index**                28.76%       28.59%
- ---------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

  * The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.

 ** The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance. The Index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                             SHARES           VALUE
                                                                          -------------   -------------
COMMON STOCKS--96.2%
BANKS-MONEY CENTER--0.9%
  BankAmerica Corp......................................................         11,239   $     675,745
                                                                                          -------------
BANKS-SUPER REGIONAL--2.0%
  BankBoston Corp.......................................................         17,300         673,619
  Firstar Corp..........................................................          8,700         811,275
                                                                                          -------------
                                                                                              1,484,894
                                                                                          -------------
COMMERCIAL SERVICES-MISCELLANEOUS--0.4%
  ServiceMaster Co. (The)...............................................         13,000         286,812
                                                                                          -------------
COMPUTER-LOCAL NETWORKS--4.3%
  Cisco Systems, Inc. (b)...............................................         25,700       2,385,281
  Newbridge Networks Corp. (b)..........................................         27,300         829,237
                                                                                          -------------
                                                                                              3,214,518
                                                                                          -------------
COMPUTER-MEMORY DEVICES--2.0%
  EMC Corp. (b).........................................................         18,000       1,530,000
                                                                                          -------------
COMPUTER-SERVICES--7.3%
  America Online, Inc. (b)..............................................         14,500       2,320,000
  At Home Corp. (b).....................................................         10,000         742,500
  Mastech Corp. (b).....................................................         21,100         603,987
  Usweb Corp. (b).......................................................         34,500         909,937
  Yahoo!, Inc. (b)......................................................          3,900         916,744
                                                                                          -------------
                                                                                              5,493,168
                                                                                          -------------
COMPUTER-SOFTWARE--14.5%
  Apple Computer, Inc. (b)..............................................         18,600         761,437
  BMC Software, Inc. (b)................................................         22,200         989,288
  Compuware Corp. (b)...................................................         17,000       1,328,125

                                                                             SHARES           VALUE
                                                                          -------------   -------------
COMPUTER-SOFTWARE--CONTINUED
  Edwards (J.D.) & Co. (b)..............................................         22,900   $     649,788
  Inktomi Corp. (b).....................................................          2,700         349,313
  International Business Machines Corp..................................         12,800       2,364,800
  Microsoft Corp. (b)...................................................         20,100       2,787,619
  Oracle Corp. (b)......................................................         18,700         806,438
  Sapient Corp. (b).....................................................         14,700         823,200
                                                                                          -------------
                                                                                             10,860,008
                                                                                          -------------
CONSUMER PRODUCTS-MISCELLANEOUS--3.9%
  Clorox Co. (The)......................................................          8,000         934,500
  Colgate-Palmolive Co..................................................          6,800         631,550
  Procter & Gamble Co. (The)............................................         14,500       1,324,031
                                                                                          -------------
                                                                                              2,890,081
                                                                                          -------------
COSMETICS/PERSONAL CARE--1.0%
  Gillette Co...........................................................         14,900         719,856
                                                                                          -------------
ELECTRIC-SEMICONDUCTOR EQUIPMENT--4.3%
  Cymer, Inc. (b).......................................................         54,400         795,600
  Rambus, Inc...........................................................          8,600         827,750
  Uniphase Corp. (b)....................................................         22,800       1,581,750
                                                                                          -------------
                                                                                              3,205,100
                                                                                          -------------
ELECTRIC-SEMICONDUCTOR MANUFACTURING--1.7%
  Novellus Systems, Inc. (b)............................................         25,500       1,262,250
                                                                                          -------------
ELECTRICAL-EQUIPMENT--2.5%
  General Electric Co...................................................         18,700       1,908,569
                                                                                          -------------
FINANCE-INVESTMENT BANKERS--0.9%
  Merrill Lynch & Co., Inc..............................................         10,100         674,175
                                                                                          -------------

                             STRATEGIC THEME SERIES

                                                                             SHARES           VALUE
                                                                          -------------   -------------
FINANCIAL SERVICES-MISCELLANEOUS--9.4%
  American Express Co...................................................          6,100   $     623,725
  Capital One Financial Corp............................................         10,600       1,219,000
  Citigroup, Inc........................................................         27,100       1,341,450
  Equitable Companies, Inc. (The).......................................         16,100         931,788
  Freddie Mac...........................................................         21,500       1,385,406
  Morgan Stanley Dean Witter & Co.......................................          8,600         610,600
  SunAmerica, Inc.......................................................         12,000         973,500
                                                                                          -------------
                                                                                              7,085,469
                                                                                          -------------
LEISURE-SERVICES--1.2%
  Carnival Corp.........................................................         18,000         864,000
                                                                                          -------------
MEDIA-RADIO/TV--2.6%
  Clear Channel Communications, Inc. (b)................................         21,400       1,166,300
  Tele-Communications, Inc. Class A (b).................................         13,700         757,781
                                                                                          -------------
                                                                                              1,924,081
                                                                                          -------------
MEDICAL-BIOMED/GENETICS--0.9%
  Chiron Corp. (b)......................................................         27,000         707,063
                                                                                          -------------
MEDICAL-GENERIC DRUGS--1.2%
  Mylan Laboratories, Inc...............................................         29,400         926,100
                                                                                          -------------
MEDICAL-PRODUCTS--11.6%
  Becton, Dickinson and Co..............................................         28,600       1,220,862
  Genzyme Corp. (b).....................................................         20,800       1,034,800
  Medtronic, Inc........................................................         15,600       1,158,300
  Pfizer, Inc...........................................................         14,400       1,806,300
  Schering-Plough Corp..................................................         25,200       1,392,300
  Warner-Lambert Co.....................................................         15,900       1,195,481
  Watson Pharmaceuticals, Inc. (b)......................................         15,200         955,700
                                                                                          -------------
                                                                                              8,763,743
                                                                                          -------------
MEDICAL-WHOLESALE DRUG/SUNDRY--1.8%
  Cardinal Health, Inc..................................................         18,000       1,365,750
                                                                                          -------------
POLLUTION CONTROL-SERVICES--0.9%
  Allied Waste Industries, Inc..........................................         28,500         673,313
                                                                                          -------------
RETAIL-DEPARTMENT STORES--2.7%
  Kohl's Corp. (b)......................................................         32,700       2,009,006
                                                                                          -------------
RETAIL-DISCOUNT & VARIETY--2.5%
  Wal-Mart Stores, Inc..................................................         23,100       1,881,206
                                                                                          -------------
                                                                             SHARES           VALUE
                                                                          -------------   -------------
RETAIL-MAJOR DISCOUNT CHAINS--1.1%
  Costco Companies, Inc. (b)............................................         11,400   $     822,938
                                                                                          -------------
RETAIL-SPECIALTY--1.6%
  Amazon.com, Inc. (b)..................................................          3,700       1,188,625
                                                                                          -------------
RETAIL-SUPERMARKETS--2.2%
  Safeway, Inc. (b).....................................................         27,500       1,675,781
                                                                                          -------------
RETAIL/WHOLESALE-BUILDING PRODUCTS--2.4%
  Home Depot, Inc. (The)................................................         29,900       1,829,506
                                                                                          -------------
TELECOMMUNICATIONS-EQUIPMENT--0.9%
  Tellabs, Inc. (b).....................................................         10,100         692,481
                                                                                          -------------
TELECOMMUNICATIONS-SERVICES--7.5%
  AT&T Corp.............................................................         12,200         918,050
  AirTouch Communications, Inc. (b).....................................         32,600       2,351,275
  BellSouth Corp. (b)...................................................         22,800       1,137,150
  MCI WorldCom, Inc. (b)................................................         16,900       1,212,575
                                                                                          -------------
                                                                                              5,619,050
                                                                                          -------------
TOTAL COMMON STOCKS
  (Identified cost $57,165,211)........................................................      72,233,288
                                                                                          -------------
FOREIGN COMMON STOCKS--1.7%
MEDICAL-ETHICAL DRUGS--1.7%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)............................         18,200       1,266,037
                                                                                          -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,278,008).........................................................       1,266,037
                                                                                          -------------
TOTAL LONG-TERM INVESTMENTS --97.9%
  (Identified cost $58,443,219)........................................................      73,499,325
                                                                                          -------------
SHORT-TERM OBLIGATIONS--2.8%
FEDERAL AGENCY SECURITIES--2.8%
  FHLB 4.50%, 1/4/99%...................................................          2,105       2,104,211
                                                                                          -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,104,211).........................................................       2,104,211
                                                                                          -------------
TOTAL INVESTMENTS --100.7%
  (Identified cost $60,547,430)........................................................      75,603,536(a)

  Cash and receivables, less liabilities--(0.7%).......................................        (505,820)
                                                                                          -------------
NET ASSETS--100.0%.....................................................................   $  75,097,716
                                                                                          -------------
                                                                                          -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,055,847 and gross depreciation of $1,202,766 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $60,750,455.

(b) Non-income producing.

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $60,547,430)..............................................  $  75,603,536
Cash........................................................          2,131
Receivables
  Investment securities sold................................      1,172,342
  Fund shares sold..........................................        164,418
  Interest and dividends....................................         23,171
Prepaid expenses............................................          1,283
                                                              -------------
    Total assets............................................     76,966,881
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,759,577
  Investment advisory fee...................................         47,509
  Financial agent fee.......................................          8,066
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         48,953
                                                              -------------
    Total liabilities.......................................      1,869,165
                                                              -------------
NET ASSETS..................................................  $  75,097,716
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  55,673,321
  Accumulated net realized gain.............................      4,368,289
  Net unrealized appreciation...............................     15,056,106
                                                              -------------
NET ASSETS..................................................  $  75,097,716
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      4,876,534
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       15.40
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $     276,875
  Dividends.................................................        261,437
  Foreign taxes withheld....................................            (90)
                                                              -------------
    Total investment income.................................        538,222
                                                              -------------
EXPENSES
  Investment advisory fee...................................        426,848
  Financial agent fee.......................................         61,586
  Professional..............................................         15,350
  Trustees..................................................         13,743
  Printing..................................................         12,381
  Custodian.................................................         10,881
  Miscellaneous.............................................          2,778
                                                              -------------
    Total expenses..........................................        543,567
                                                              -------------
NET INVESTMENT LOSS.........................................         (5,345)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     10,385,680
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     12,160,802
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     22,546,482
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  22,541,137
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      (5,345)   $     161,027
  Net realized gain (loss)..................................     10,385,680        4,293,916
  Net change in unrealized appreciation (depreciation)......     12,160,802        1,374,168
                                                              --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     22,541,137        5,829,111
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --         (161,027)
  Net realized gains........................................     (4,406,657)      (5,484,196)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (4,406,657)      (5,645,223)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,899,576 and 2,325,529
    shares, respectively)...................................     24,310,681       27,902,960
  Net asset value of shares issued from reinvestment of
    distributions (289,988 and 504,343 shares,
    respectively)...........................................      4,406,657        5,645,223
  Cost of shares repurchased (1,521,202 and 987,193 shares,
    respectively)...........................................    (19,373,613)     (12,084,569)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      9,343,725       21,463,614
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     27,478,205       21,647,502
NET ASSETS
  Beginning of period.......................................     47,619,511       25,972,009
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $0, RESPECTIVELY)......................  $  75,097,716    $  47,619,511
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 FROM
                                                                               INCEPTION
                                                    YEAR           YEAR         1/29/96
                                                    ENDED          ENDED          TO
                                                  12/31/98       12/31/97      12/31/96
                                                 -----------     ---------     ---------
Net asset value, beginning of period.........     $  11.32       $  10.98      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............         0.01           0.05(3)       0.04(3)
  Net realized and unrealized gain (loss)....         5.03           1.82          0.99
                                                 -----------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS.........         5.04           1.87          1.03
                                                 -----------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.......        (0.01)         (0.05)        (0.04)
  Dividends from net realized gains..........        (0.95)         (1.16)           --
  In excess of net realized gains............           --          (0.31)           --
  Tax return of capital......................           --          (0.01)        (0.01)
                                                 -----------     ---------     ---------
    TOTAL DISTRIBUTIONS......................        (0.96)         (1.53)        (0.05)
                                                 -----------     ---------     ---------
CHANGE IN NET ASSET VALUE....................         4.08           0.34          0.98
                                                 -----------     ---------     ---------
NET ASSET VALUE, END OF PERIOD...............     $  15.40       $  11.32      $  10.98
                                                 -----------     ---------     ---------
                                                 -----------     ---------     ---------
Total return.................................        44.69%         17.16%        10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........      $75,098        $47,620       $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................         0.99%          1.00%         1.00%(1)
  Net investment income......................        (0.01)%         0.42%         0.64%(1)
Portfolio turnover rate......................          364%           642%          391%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia, with the exception of Japan. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned (4.44)% compared with a return of (5.21)% for the Morgan Stanley Capital International
(MSCI) All Country (AC) Asia Pacific ex Japan Index.(1) All performance figures assume reinvestment of all distributions and are net of sales charges.

    In 1998 it became steadily clear that Asia as a whole was entering a sharp downward trend after what had been a decade or so of tremendous growth. The domino effect across the region, which started with Thailand, spread to China and India. While both escaped the early vicissitudes of the currency crisis due to the non-convertibility of their currencies, they had limited scope to avoid the wider economic fallout.

    Across the region, attention was focused on the International Monetary Fund
(IMF), whose initial recommendation was primarily aimed at stabilizing currencies in the crisis hit countries by following tight monetary and fiscal policies. This led to a severe contraction in output and growing social unrest in many countries. After being widely criticized for its prescriptions, the IMF is now stressing the prevention of output contraction and is therefore recommending a combination of loose monetary and fiscal policies.

    Meanwhile, the policy response of governments around the region has been varied. Korea and Thailand, two of the worst affected economies, have, under newly elected democratic governments, been following policies set out by the IMF. The solutions are obvious; i.e., the enforcement of a "clearing" mechanism, such as an effective bankruptcy law and openness towards overseas capital for takeovers, etc. The implementation of such "simple" solutions is, however, impeded by cultural constraints--either unwillingness to break up cozy ties between business and politics or a touch of xenophobia. Even China, which has been relatively insulated from the effects of the regional financial crisis, has moved to strengthen its financial sector. In a landmark move, the government shut two trust and investment companies, GITIC and GZTIC, that were unable to pay off their debts.

    In contrast, the Malaysian government tried its best to stick its head in the sand, imposing draconian capital controls. In Taiwan, the government introduced new securities regulatory measures after the benchmark stock index tumbled, and set up a NT$200 billion stabilization fund to help prop up the stock market. And in a surprise move, the Hong Kong government abandoned its hands off policy as it bought stocks and futures contracts in a defensive move against speculators.

    Over the past few months, exchange rates have stabilized leading to lower interest rates across Asia. The IMF has declared that the regional economies have bottomed out and should stage a recovery in late 1999. This has sparked off a rally in the equity and bond markets. But is this relative steadiness sustainable? Exchange rate stabilization, which has been partly achieved by accumulating current account surpluses, in effect came about on the back of import compression not export growth (exports in most countries have actually fallen in U.S. dollar terms). In addition the IMF's initial policy mix of tight monetary and fiscal policy has killed off domestic economic activity. The priority now is to kick start domestic demand, as Asia can no longer rely on exports to pull itself out of its mire.

    Japan is in no position to absorb Asia's produce, while the U.S. has predicted its trade deficit to reach a massive US$300 billion in 1999, re-igniting fears of protectionism. Lower interest rates and higher government spending alone will not spur growth. What the region needs is to get banks to lend again. But this will not happen until the capital structures of both banks and corporations are improved and, encouragingly, governments are taking steps to recapitalize banks in countries, such as Korea, Japan and Thailand.

    Clearing mechanisms are also being put in place. The Korean Asset Management Company, which buys assets from banks and finance companies, will hold the country's first asset-backed securities sales; Thailand's Financial Sector Restructuring Authority's property auction has been well received; the majority of Malaysian banks have finally cut a deal with regulators to sell their bad debt; and even in well-managed Singapore, companies are planning to sell off assets to strengthen their balance sheets. However, across Asia, a lot more needs to be done--debt needs restructuring and corporations still need to conduct major refocusing exercises. A good example is Korea, where conglomerates are still resisting the government's call to downsize their bloated empires. In addition, mergers and restructurings have not led to the closure of excess capacity nor

                            ABERDEEN NEW ASIA SERIES

the laying-off of workers. All this is being postponed as evidenced by news that Korea Exchange Bank and Cho Hung Bank rehired almost all of their workers.

OUTLOOK

    Restructuring and the closure of excess capacity should gradually lay the foundation for an economic recovery. However, the socio-political aspect needs to be handled with care. The bulk of the workforce in these crisis-hit countries, with virtually non-existent safety nets, has never before seen economic contraction, unemployment and the resulting deterioration in living standards. Long used to rising incomes and virtually full employment these people have excused corrupt leadership and cronyism. Indonesia has shown us that they are not willing to do the same now. The Suharto family's wealth accumulated through kickbacks, monopolies and preferential treatment is much resented, and attacks on the minority Chinese are symptomatic of popular frustration at income inequality. Many of the bankrupt conglomerates, which have all but collapsed the banking system, are linked to leading government members and the ex-president's clan. We believe that even a year into the financial crisis, Indonesia remains a flash point, as ethnic violence continues to rack the nation. But hopefully, the result of this post-crisis, will be the emergence of effective, transparent and accountable governance in these countries, which will benefit the high quality professional companies that survive the donwturn.

    We believe that China is another country that holds the key to the region's stability. Although recent GDP growth figures showed the economy expanding at 7%, below the targeted growth of 8%, anecdotal evidence suggests that the real economy is slowing at a more alarming pace. It is important for China to grow at about 8% to be able to absorb the cost of restructuring the state-owned sector and recapitalize the banking sector. In an attempt to maintain the growth level, the government has ordered state-owned enterprises and local governments to increase expenditure to boost demand. The risk is that the spending carried out will contribute to the structural problems that the government is attempting to tackle. It has also become apparent that the government's commitment to reform in the state owned enterprises is wavering. Senior leaders have called for a more cautious approach to unemployment as well as pushing commercial banks to resume lending to the moribund state-owned enterprises. But directed lending, where banks are forced to make commercially non-viable investments, lies at the heart of the problem banks face. Banking problems in China, and a possible devaluation of the renminbi, would result in another round of volatility in regional currencies.

    The safest and strongest country in which to invest in, we believe, is Singapore, where the government has tremendous financial flexibility. The wild card, in our opinion, is Indonesia, where, if the country survives, amazing value can be found. We can see little sign that China will look after the underlying shareholder, and, as for Taiwan, which has some well-run companies, we think it simply too expensive. In between, one has the whole range--from India offering solid relatively cheap companies, albeit with a rather stifling bureaucratic environment, to Korea and Thailand, which have made all the right political moves but where substance is still somewhat wanting. As stock pickers, nothing in the environment beats "kicking the tires" and identifying value and "survivability" at the company level. And, it is at this level, spread broadly across the region, that we are finding some great value.

    What we have seen over recent weeks, however, is a clear sign that there is light at the end of the tunnel, and we believe that Asian stock markets, generally, have seen their lows. The economic recovery, however, is unlikely to be smooth and sharp--and indeed we would say that a sharp recovery would actually be a bad thing, as it would lead to the postponement of necessary reforms. Investors, therefore, should be cautiously optimistic.

(1) The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index is an unmanaged, commonly used measure of total return performance for Pacific Basin countries, with the exception of Japan. The Index is not available for direct investment.

                            ABERDEEN NEW ASIA SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ABERDEEN NEW ASIA       MSCI AC ASIA PACIFIC EX JAPAN
                   SERIES                        INDEX*
9/17/96                 $10,000.00                         $10,000.00
12/31/96                $10,010.49                         $10,456.78
12/31/97                 $6,768.08                          $6,994.88
12/31/98                 $6,467.28                          $6,630.69

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/98
                                                                FROM
                                                              INCEPTION
                                                             9/17/96 TO
                                                    1 YEAR    12/31/98
- ------------------------------------------------------------------------
Aberdeen New Asia Series                            (4.44)%     (17.33)%
- ------------------------------------------------------------------------
MSCI AC Asia Pacific Ex Japan Index*                (5.21)%     (16.44)%
- ------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/17/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

* Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
FOREIGN COMMON STOCKS--97.5%
AUSTRALIA--17.1%
  Australian Gas Light Co., Ltd. (Oil (International Integrated))......................
                                                                                                30,000   $       216,284
  BRL Hardy Ltd. (Beverages (Alcoholic))...............................................         85,000           287,789
  Commonwealth Bank of Australia (Banks (Major Regional))..............................
                                                                                                10,000           142,073
  Leighton Holdings Ltd. (Engineering & Construction)..................................         50,000           214,676
  Pacifica Group Ltd. (Manufacturing (Diversified))....................................         65,000           183,714
  QBE Insurance Group Ltd. (Insurance (Property-Casualty)).............................
                                                                                                85,000           351,916
  Telstra Corp. Ltd. (Communications Equipment)........................................         50,000           233,997
                                                                                                         ---------------
                                                                                                               1,630,449
                                                                                                         ---------------
HONG KONG--19.1%
  CDL Hotels International Ltd. (Lodging-Hotels).......................................        850,000           218,342
  Citybus Group Ltd. (Services (Commercial & Consumer))................................
                                                                                               750,000           156,834
  Giordano International Ltd. (Retail (General Merchandise))...........................
                                                                                             1,000,000           187,169
  Hongkong Electric Holdings Ltd. (Electric Companies).................................         95,000           288,175
  Johnson Electric Holdings Ltd. (Electronics (Component Distributors))................
                                                                                                80,000           205,498
  National Mutual Asia Ltd. (Insurance (Multi-Line))...................................        450,000           336,904
  Smartone Telecommunications (Telecommunications (Cellular/Wireless)).................
                                                                                                80,000           222,021
  Swire Pacific Ltd. Class B (Diversified Miscellaneous)(b)............................        300,000           199,432
                                                                                                         ---------------
                                                                                                               1,814,375
                                                                                                         ---------------
INDIA--8.7%
  BSES Ltd. GDR (Diversified Miscellaneous)............................................         17,000           216,750

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
INDIA--CONTINUED
  Industrial Credit & Investment Corporation of India Ltd. Sponsored GDR (Financial
    (Diversified)).....................................................................         30,000   $       199,500
  Mahanagar Telephone Nigam Ltd. Sponsored GDR (Telephone).............................
                                                                                                20,000           244,000
  Ranbaxy Laboratories Ltd. GDR (Health Care (Drugs-Major Pharmaceuticals))............
                                                                                                18,000           164,700
                                                                                                         ---------------
                                                                                                                 824,950
                                                                                                         ---------------
INDONESIA--3.0%
  PT Indosat (Telecommunications (Cellular/Wireless))..................................        100,000           131,136
  PT Indosat ADR (Telecommunications (Cellular/ Wireless)).............................
                                                                                                12,500           153,906
                                                                                                         ---------------
                                                                                                                 285,042
                                                                                                         ---------------
MALAYSIA--5.8%
  Carlsberg Brewery Malaysia Berhad (Beverages (Alcoholic))(c).........................
                                                                                                70,000           167,325
  Malaysian Oxygen Berhad (Chemicals)(c)...............................................        100,000           157,895
  Muhibbah Engineering Berhad (Engineering & Construction)(c)..........................
                                                                                                88,000            24,316
  Sime UEP Properties Berhad (Real Estate Development)(c)..............................
                                                                                               250,000           197,368
                                                                                                         ---------------
                                                                                                                 546,904
                                                                                                         ---------------
NEW ZEALAND--2.7%
  Telecom Corporation of New Zealand Ltd. (Telecommunications (Cellular/Wireless)).....
                                                                                                60,000           261,487
                                                                                                         ---------------
PHILIPPINES--9.4%
  Ayala Land, Inc. (Real Estate Development)...........................................        900,000           254,506
  Bank of The Philippine Islands (Banks (Major Regional))..............................         90,000           190,880

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
PHILIPPINES--CONTINUED
  La Tondena Distillers, Inc. (Beverages (Alcoholic))..................................        175,000   $       139,464
  Philippine Long Distance Telephone Co. Sponsored ADR (Telephone).....................
                                                                                                12,000           311,250
                                                                                                         ---------------
                                                                                                                 896,100
                                                                                                         ---------------
SINGAPORE--14.8%
  Chemical Industries (Far East) Ltd. (Chemicals)......................................        100,000           103,033
  Clipsal Industries (Holdings) Ltd. (Electrical Equipment)............................        175,000           175,000
  Robinson & Co. Ltd. (Retail (Department Stores)).....................................         80,000           179,398
  Rothmans Industries Ltd. (Tobacco)...................................................         75,000           450,011
  Singapore Press Holdings Ltd. (Publishing (Newspapers))..............................
                                                                                                25,600           279,279
  United Overseas Bank Ltd. (Banks (Money Center)).....................................         35,000           224,854
                                                                                                         ---------------
                                                                                                               1,411,575
                                                                                                         ---------------
SOUTH KOREA--3.4%
  Pohang Iron & Steel Co. Ltd. (Iron & Steel)..........................................          5,000           319,157
                                                                                                         ---------------
SRI LANKA--2.8%
  John Keells Holdings Ltd. (Diversified Miscellaneous)(b).............................         35,000           114,062
  National Development Bank Ltd. (Banks (Major Regional))(b)...........................
                                                                                                79,000           147,776
                                                                                                         ---------------
                                                                                                                 261,838
                                                                                                         ---------------
TAIWAN--2.5%
  Standard Foods Taiwan Ltd. GDR (Foods)(b)............................................         25,000           240,625
                                                                                                         ---------------
THAILAND--3.5%
  Phatra Insurance Public Company, Ltd. Foreign (Insurance (Multi-Line))...............
                                                                                                71,600           167,502
  Ruam Pattana Fund II (Financial (Diversified))(b)....................................      1,250,000           165,135
                                                                                                         ---------------
                                                                                                                 332,637
                                                                                                         ---------------
UNITED KINGDOM--4.7%
  HSBC Holdings PLC (Banks (Money Center)).............................................         10,000           271,201
  Rowe Evans Investments Group PLC (Agricultural Products).............................
                                                                                               200,000           178,028
                                                                                                         ---------------
                                                                                                                 449,229
                                                                                                         ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $11,305,888).......................................................................         9,274,368
                                                                                                         ---------------
                                                                                            SHARES            VALUE
                                                                                         -------------   ---------------
RIGHTS--0.2%
MALAYSIA--0.2%
  Muhibbah Engineering Berhad Rights (Engineering &
    Construction)(b)(c)................................................................        225,000   $        12,829
                                                                                                         ---------------
TOTAL RIGHTS
  (Identified cost $68,335)...........................................................................            12,829
                                                                                                         ---------------
TOTAL LONG-TERM INVESTMENTS--97.7%
  (Identified cost $11,374,223).......................................................................         9,287,197
                                                                                                         ---------------

                                                                                              PAR
                                                                                             VALUE
                                                                                             (000)
                                                                                         -------------
SHORT-TERM OBLIGATIONS--2.1%
REPURCHASE AGREEMENT--2.1%
  Credit Suisse repurchase agreement, 4.75%, dated 12/31/98 due 1/4/99, repurchase price $204,104, collateralized by U.S. Treasury Note 5.50%, 4/15/00, market value
  $202,188.............................................................................  $         200           200,000
                                                                                                         ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $200,000)..........................................................................           200,000
                                                                                                         ---------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $11,574,223).......................................................................         9,487,197(a)

  Cash and receivables, less liabilities--0.2%........................................................            23,243
                                                                                                         ---------------
NET ASSETS--100.0%....................................................................................   $     9,510,440
                                                                                                         ---------------
                                                                                                         ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $992,718 and gross depreciation of $3,114,197 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $11,608,676.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Agricultural Products..............................    1.9%
          Banks (Major Regional).............................    5.2
          Banks (Money Center)...............................    5.3
          Beverages (Alcoholic)..............................    6.4
          Chemicals..........................................    2.8
          Communications Equipment...........................    2.5
          Diversified Miscellaneous..........................    5.7
          Electric Companies.................................    3.1
          Electrical Equipment...............................    1.9
          Electronics (Component Distributors)...............    2.2
          Engineering & Construction.........................    2.7
          Financial (Diversified)............................    3.9
          Foods..............................................    2.6
          Health Care (Drugs-Major Pharmaceuticals)..........    1.8
          Insurance (Multi-Line).............................    5.4
          Insurance (Property-Casualty)......................    3.8
          Iron & Steel.......................................    3.4
          Lodging-Hotels.....................................    2.4
          Manufacturing (Diversified)........................    2.0
          Oil (International Integrated).....................    2.3
          Publishing (Newspapers)............................    3.0
          Real Estate Development............................    4.9
          Retail (Department Stores).........................    1.9
          Retail (General Merchandise).......................    2.0
          Services (Commercial & Consumer)...................    1.7
          Telecommunications (Cellular/Wireless).............    8.3
          Telephone..........................................    6.0
          Tobacco............................................    4.9
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $11,574,223)..............................................  $   9,487,197
Cash........................................................         30,157
Foreign currency at value (Identified cost $48).............             44
Receivables
  Investment securities sold................................         86,167
  Dividends and interest....................................         24,633
  Fund shares sold..........................................          2,619
  Tax reclaim...............................................            104
Prepaid expenses............................................            192
                                                              -------------
    Total assets............................................      9,631,113
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................         21,240
  Investment advisory fee...................................         11,914
  Trustees' fee.............................................          7,155
  Financial agent fee.......................................          3,642
  Accrued expenses..........................................         76,722
                                                              -------------
    Total liabilities.......................................        120,673
                                                              -------------
NET ASSETS..................................................  $   9,510,440
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  14,914,668
  Undistributed net investment income.......................         94,548
  Accumulated net realized loss.............................     (3,411,454)
  Net unrealized depreciation...............................     (2,087,322)
                                                              -------------
NET ASSETS..................................................  $   9,510,440
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,552,096
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        6.13
                                                                      -----
                                                                      -----

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $     274,732
  Interest..................................................         46,532
  Foreign taxes withheld....................................         (8,630)
                                                              -------------
    Total investment income.................................        312,634
                                                              -------------
EXPENSES
  Investment advisory fee...................................         93,715
  Financial agent fee.......................................         27,570
  Custodian.................................................         37,445
  Professional..............................................         29,874
  Printing..................................................         22,344
  Trustees..................................................         19,179
  Miscellaneous.............................................          3,657
                                                              -------------
    Total expenses..........................................        233,784
    Less expenses borne by investment adviser...............       (117,074)
                                                              -------------
    Net expenses............................................        116,710
                                                              -------------
NET INVESTMENT INCOME.......................................        195,924
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................     (2,782,700)
  Net realized loss on foreign currency transactions........        (16,142)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      2,312,994
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......          4,137
                                                              -------------
NET LOSS ON INVESTMENTS.....................................       (481,711)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    (285,787)
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              ------------------   -----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $    195,924         $   211,171
  Net realized gain (loss)..................................       (2,798,842)           (526,096)
  Net change in unrealized appreciation (depreciation)......        2,317,131          (4,381,851)
                                                              ------------------   -----------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......         (285,787)         (4,696,776)
                                                              ------------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................          (36,125)           (211,171)
  Net realized gain.........................................               --              (6,760)
  In excess of net investment income........................           (4,147)           (143,676)
  Tax return of capital.....................................               --             (76,927)
                                                              ------------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................          (40,272)           (438,534)
                                                              ------------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,726,957 and 1,188,914
    shares, respectively)...................................       16,221,934          10,623,009
  Net asset value of shares issued from reinvestment of
    distributions (6,603 and 66,703 shares, respectively)...           40,272             438,534
  Cost of shares repurchased (2,736,922 and 862,809 shares,
    respectively)...........................................      (16,442,409)         (7,494,737)
                                                              ------------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................         (180,203)          3,566,806
                                                              ------------------   -----------------
  NET DECREASE IN NET ASSETS................................         (506,262)         (1,568,504)
NET ASSETS
  Beginning of period.......................................       10,016,702          11,585,206
                                                              ------------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $94,548 AND ($159,799), RESPECTIVELY).........     $  9,510,440         $10,016,702
                                                              ------------------   -----------------
                                                              ------------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                FROM INCEPTION
                                               YEAR ENDED       YEAR ENDED        9/17/96 TO
                                                12/31/98         12/31/97          12/31/96
                                               -----------      ----------      --------------
Net asset value, beginning of period.........   $   6.44         $   9.96          $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............       0.13(1)(4)       0.15(1)           0.05(1)
  Net realized and unrealized gain (loss)....      (0.41)           (3.36)            (0.04)
                                               -----------      ----------          -------
    TOTAL FROM INVESTMENT OPERATIONS.........      (0.28)           (3.21)             0.01
                                               -----------      ----------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.03)           (0.15)            (0.05)
  Dividends from net realized gains..........         --            (0.01)               --
  In excess of net investment income.........         --            (0.10)               --
  Tax return of capital......................         --            (0.05)               --
                                               -----------      ----------          -------
    TOTAL DISTRIBUTIONS......................      (0.03)           (0.31)            (0.05)
                                               -----------      ----------          -------
CHANGE IN NET ASSET VALUE....................      (0.31)           (3.52)            (0.04)
                                               -----------      ----------          -------
NET ASSET VALUE, END OF PERIOD...............   $   6.13         $   6.44          $   9.96
                                               -----------      ----------          -------
                                               -----------      ----------          -------

Total return.................................      (4.44)%         (32.39)%            0.16%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $9,510          $10,017           $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       1.25%            1.25%             1.25%(2)
  Net investment income......................       2.09%            1.63%             2.40%(2)
Portfolio turnover rate......................         46%              27%                2%(3)

(1) Includes reimbursement of operating expenses by investment adviser of $0.08, $0.07 and $0.03 per share, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Fund returned 31.68% compared with a return of 28.76% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    The U.S. stock market ended a very volatile year in a rally driven by size and growth. U.S. stocks staged an impressive rise during the fourth quarter, driving results for the full year and extending the S&P 500 Index's streak of 20% plus returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of seven weeks in September, October and November. As such, early fourth-quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 became increasingly more narrow as analysts lowered earnings expectations and as interest rates stagnated.

    While 1998 was difficult for most active managers, stock selection and risk control were the main contributors to the Fund's outperformance. In particular, the Fund's holding in drug stock WARNER LAMBERT benefited as sales of its cholesterol-reducing drug Lipitor surpassed the $1 billion mark. Favorable stock selection in the consumer cyclical and telephone sectors also enhanced performance. The Fund's overweight position in WORLDCOM enhanced returns on news of an approved merger with MCI. In the latter part of the year, our decision to underweight money center banks and brokerage stocks within the finance sector had a positive impact on the Fund's performance. Stocks in these sectors traded sharply lower due to the financial and economic meltdown in emerging markets, the declining U.S. stock market and the large potential losses from exposure to the hedge fund Long-Term Capital Management. Conversely, the Fund's holding in MONSANTO held back performance in the last quarter as the company announced its decision to end merger talks with AMERICAN HOME PRODUCTS. MONSANTO will now be forced to issue equity, since its balance sheet has been weakened by $8 billion dollars of seed acquisitions.

OUTLOOK

    For 1999, we expect moderation with respect to earnings, economic growth and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impact of the euro, the year 2000 problem or further international financial turmoil or international hostilities.

INVESTMENT REVIEW

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               RESEARCH ENHANCED INDEX SERIES     S&P 500 INDEX(1)
07/15/1997                           $10,000.00          $10,000.00
12/31/1997                           $10,582.49          $10,566.54
12/31/1998                           $13,934.65          $13,605.10

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                            7/15/97 TO
                                                   1 YEAR    12/31/98
- -----------------------------------------------------------------------
Research Enhanced Index Series                     31.68%       25.40%
- -----------------------------------------------------------------------
S&P 500 Index(1)                                   28.76%       23.42%
- -----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/97 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares when redeemed, may be worth more or less than the original cost.

(1)The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

                         RESEARCH ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                     STANDARD
                                                     & POOR'S     PAR
                                                      RATING     VALUE
                                                    (UNAUDITED)  (000)    VALUE
                                                    -----------  -----   --------
U.S. GOVERNMENT SECURITIES--0.2%
U.S. TREASURY NOTES--0.2%
  U.S. Treasury Notes 5.875%, 11/15/99 (c)........  AAA          $ 30    $ 30,314
  U.S. Treasury Notes 6%, 6/30/99 (c).............  AAA            80      80,581
                                                                         --------
                                                                          110,895
                                                                         --------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $110,655)..........................................    110,895
                                                                         --------

                                                              SHARES
                                                              -------
COMMON STOCKS--94.7%
AEROSPACE/DEFENSE--0.4%
  Boeing Co. (The)..........................................   7,400         241,425
  Coltec Industries, Inc. (b)...............................   1,200          23,400
  Precision Castparts Corp..................................     100           4,425
                                                                        ------------
                                                                             269,250
                                                                        ------------
AGRICULTURAL PRODUCTS--0.1%
  Pioneer Hi-Bred International, Inc........................   2,100          56,700
                                                                        ------------
AIRLINES--0.2%
  AMR Corp. (b).............................................   1,600          95,000
  Delta Air Lines, Inc......................................   1,200          62,400
                                                                        ------------
                                                                             157,400
                                                                        ------------
ALUMINUM--0.4%
  Aluminum Company of America...............................   2,600         193,862
  Reynolds Metals Co........................................   1,000          52,687
                                                                        ------------
                                                                             246,549
                                                                        ------------
AUTO PARTS & EQUIPMENT--0.6%
  Cooper Tire & Rubber Co...................................     900          18,394
  Dana Corp.................................................   2,700         110,362
  Genuine Parts Co. (b).....................................   3,000         100,312
  Goodyear Tire & Rubber Co. (The)..........................   2,600         131,137
  Lear Corp. (b)............................................   1,300          50,050
                                                                        ------------
                                                                             410,255
                                                                        ------------
AUTOMOBILES--1.0%
  Ford Motor Co.............................................   4,700         275,831
  General Motors Corp.......................................   4,400         314,875
  General Motors Corp. Class H..............................   3,000         119,062
                                                                        ------------
                                                                             709,768
                                                                        ------------
BANKS (MAJOR REGIONAL)--4.5%
  Associated Banc-Corp......................................     500          17,094
  Bank One Corp.............................................   8,500         434,031
  BankBoston Corp...........................................   2,500          97,344
  Charter One Financial, Inc................................   1,300          36,075
  Colonial BancGroup, Inc. (The)............................     600           7,200
  Compass Bancshares, Inc...................................     600          22,837
  Crestar Financial Corp....................................   2,400         172,800
  First American Corp.......................................     800          35,500
  First Union Corp..........................................   8,500         516,906
  First Virginia Banks, Inc.................................     400          18,800
  Fleet Financial Group, Inc................................   1,600          71,500
  Glendale Federal Bank.....................................   1,000          16,625
  Hibernia Corp. Class A....................................   1,300          22,587
  Huntington Bancshares, Inc................................   1,200          36,075
  KeyCorp...................................................   3,800         121,600
  M & T Bank Corp...........................................     100          51,894
  Marshall & Ilsley Corp....................................   1,200          70,125
  Mellon Bank Corp..........................................   1,900         130,625

                                                              SHARES       VALUE
                                                              -------   ------------
BANKS (MAJOR REGIONAL)--CONTINUED
  Mercantile Bancorporation, Inc............................   1,300    $     59,962
  North Fork Bancorporation, Inc............................   1,200          28,725
  PNC Bank Corp.............................................   2,400         129,900
  Pacific Century Financial Corp............................     700          17,062
  Regions Financial Corp....................................   1,500          60,469
  Republic New York Corp....................................     900          41,006
  SouthTrust Corp...........................................   1,900          70,181
  Sovereign Bancorp, Inc....................................   2,600          37,050
  U.S. Bancorp..............................................   6,100         216,550
  Union Planters Corp.......................................   1,200          54,375
  Wells Fargo & Co..........................................  13,500         539,156
  Wilmington Trust Corp.....................................     200          12,325
                                                                        ------------
                                                                           3,146,379
                                                                        ------------
BANKS (MONEY CENTER)--2.1%
  BankAmerica Corp..........................................  14,900         895,862
  Bankers Trust Corp........................................     800          68,350
  Chase Manhattan Corp. (The)...............................   6,900         469,631
                                                                        ------------
                                                                           1,433,843
                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.1%
  Anheuser-Busch Companies, Inc.............................   1,100          72,187
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)--2.3%
  Coca-Cola Co. (The).......................................  15,700       1,049,937
  PepsiCo, Inc..............................................  13,900         569,031
                                                                        ------------
                                                                           1,618,968
                                                                        ------------
BIOTECHNOLOGY--0.5%
  Amgen, Inc. (b)...........................................   3,300         345,056
                                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.4%
  Comcast Corp. Special Class A.............................   6,300         369,731
  Tele-Communications, Inc. Class A (b).....................   3,600         199,125
  Time Warner, Inc..........................................   6,900         428,231
                                                                        ------------
                                                                             997,087
                                                                        ------------
BUILDING MATERIALS--0.0%
  Owens Corning.............................................     900          31,894
                                                                        ------------
CHEMICALS--1.3%
  Dow Chemical Co. (The)....................................   3,400         309,187
  Du Pont (E.I.) de Nemours & Co............................   7,700         408,581
  Praxair, Inc..............................................   1,800          63,450
  Rohm & Haas Co............................................   3,100          93,387
  Union Carbide Corp........................................   1,200          51,000
                                                                        ------------
                                                                             925,605
                                                                        ------------
CHEMICALS (DIVERSIFIED)--0.6%
  Lyondell Chemical Co......................................     800          14,400
  Monsanto Co...............................................   7,800         370,500
                                                                        ------------
                                                                             384,900
                                                                        ------------
CHEMICALS (SPECIALTY)--0.1%
  Crompton & Knowles Corp...................................     500          10,344
  Cytec Industries, Inc. (b)................................     300           6,375
  IMC Global, Inc...........................................     500          10,687
  Solutia, Inc..............................................   1,600          35,800
  USEC, Inc.................................................   1,100          15,262
                                                                        ------------
                                                                              78,468
                                                                        ------------
COMMUNICATIONS EQUIPMENT--2.4%
  Lucent Technologies, Inc..................................  11,900       1,309,000
  Motorola, Inc.............................................   5,800         354,162
                                                                        ------------
                                                                           1,663,162
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
COMPUTERS (HARDWARE)--4.2%
  Compaq Computer Corp......................................  16,700    $    700,356
  Dell Computer Corp. (b)...................................   3,600         263,475
  Hewlett-Packard Co........................................   1,800         122,962
  International Business Machines Corp......................   8,100       1,496,475
  Sun Microsystems, Inc. (b)................................   3,700         316,812
                                                                        ------------
                                                                           2,900,080
                                                                        ------------
COMPUTERS (NETWORKING)--2.2%
  3Com Corp. (b)............................................   4,700         210,619
  Cisco Systems, Inc. (b)...................................  14,300       1,327,219
                                                                        ------------
                                                                           1,537,838
                                                                        ------------
COMPUTERS (PERIPHERALS)--0.7%
  EMC Corp. (b).............................................   4,900         416,500
  Seagate Technology, Inc. (b)..............................   2,400          72,600
                                                                        ------------
                                                                             489,100
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)--5.3%
  America Online, Inc. (b)..................................   4,200         672,000
  Autodesk, Inc.............................................     400          17,075
  BMC Software, Inc. (b)....................................   2,100          93,581
  Computer Associates International, Inc....................   5,200         221,650
  Electronic Arts, Inc. (b).................................     500          28,062
  Microsoft Corp. (b).......................................  15,500       2,149,656
  Network Associates, Inc. (b)..............................   1,100          72,875
  Oracle Corp. (b)..........................................   8,300         357,937
  Parametric Technology Corp. (b)...........................   2,100          34,387
  PeopleSoft, Inc. (b)......................................   2,300          43,556
  Symantec Corp. (b)........................................     400           8,700
                                                                        ------------
                                                                           3,699,479
                                                                        ------------
CONSUMER FINANCE--0.3%
  Capital One Financial Corp................................     500          57,500
  Household International, Inc..............................   4,200         166,425
  Provident Financial Group, Inc............................     300          11,325
                                                                        ------------
                                                                             235,250
                                                                        ------------
CONTAINERS & PACKAGING (PAPER)--0.2%
  Smurfit-Stone Container Corp. (b).........................   3,900          61,669
  Temple-Inland, Inc........................................     700          41,519
  Union Camp Corp...........................................     900          60,750
                                                                        ------------
                                                                             163,938
                                                                        ------------
ELECTRIC COMPANIES--2.3%
  Allegheny Energy, Inc.....................................   1,300          44,850
  Baltimore Gas & Electric Co...............................   1,700          52,487
  CMS Energy Corp...........................................   1,200          58,125
  Central & South West Corp.................................   6,200         170,112
  Cinergy Corp..............................................   1,700          58,437
  Duke Energy Corp..........................................   1,400          89,687
  Edison International......................................   4,100         114,287
  Entergy Corp..............................................   2,800          87,150
  FPL Group, Inc............................................     500          30,812
  GPU, Inc..................................................   1,400          61,862
  Illinova Corp.............................................     700          17,500
  NIPSCO Industries, Inc....................................     600          18,262
  New England Electric System...............................     700          33,687
  Niagara Mohawk Power Corp. (b)............................   1,900          30,637
  Northeast Utilities (b)...................................   1,400          22,400
  Northern States Power Co..................................   1,700          47,175
  PG&E Corp.................................................   4,200         132,300
  PP&L Resources, Inc.......................................   1,800          50,175
  Pinnacle West Capital Corp................................     900          38,137
  Potomac Electric Power Co.................................   1,000          26,312
  Southern Co. (The)........................................   3,500         101,719
  TECO Energy, Inc..........................................   1,400          39,462
  Texas Utilities Co........................................   3,000         140,062
  Union Electric Co.........................................   1,500          64,031
                                                              SHARES       VALUE
                                                              -------   ------------
ELECTRIC COMPANIES--CONTINUED
  Wisconsin Energy Corp.....................................   1,300    $     40,869
                                                                        ------------
                                                                           1,570,537
                                                                        ------------
ELECTRICAL EQUIPMENT--2.9%
  Emerson Electric Co.......................................     500          31,281
  General Electric Co.......................................  18,500       1,888,156
  Rockwell International Corp...............................   2,600         126,262
                                                                        ------------
                                                                           2,045,699
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc......................................   1,400          58,275
                                                                        ------------
ELECTRONICS (DEFENSE)--0.4%
  Raytheon Co., Class A.....................................   5,300         273,944
                                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.2%
  Parker-Hannifin Corp......................................   1,500          49,125
  Perkin-Elmer Corp. (The)..................................     600          58,537
  Sensormatic Electronics Corp..............................     800           5,550
                                                                        ------------
                                                                             113,212
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--3.0%
  Intel Corp................................................  14,100       1,671,731
  National Semiconductor Corp...............................   1,600          21,600
  Texas Instruments, Inc....................................   3,800         325,137
  Xilinx, Inc. (b)..........................................     700          45,587
                                                                        ------------
                                                                           2,064,055
                                                                        ------------
ENGINEERING & CONSTRUCTION--0.0%
  Foster Wheeler Corp.......................................     200           2,637
                                                                        ------------
ENTERTAINMENT--0.1%
  Walt Disney Co. (The).....................................   3,200          96,000
                                                                        ------------
FINANCIAL (DIVERSIFIED)--4.3%
  AMRESCO, Inc. (b).........................................     200           1,750
  American Express Co.......................................   3,800         388,550
  Associates First Capital Corp.............................   5,600         237,300
  Bear Stearns Companies, Inc. (The)........................     900          33,637
  CIT Group, Inc. (The).....................................     800          25,450
  Citigroup, Inc............................................  19,600         970,200
  FINOVA Group, Inc. (The)..................................     500          26,969
  Fannie Mae................................................   7,200         536,079
  Greenpoint Financial Corp.................................     800          28,100
  Lehman Brothers Holdings, Inc.............................   1,200          52,875
  MBIA, Inc.................................................   1,200          78,675
  Morgan Stanley, Dean Witter & Co. (b).....................   5,000         355,000
  National Commerce Bancorporation..........................   1,900          35,744
  TCF Financial Corp........................................     700          16,931
  Tele-Communications TCI Ventures Group Class A (b)........   7,000         164,937
  Waddell & Reed Financial, Inc. Class A....................     100           2,369
                                                                        ------------
                                                                           2,954,566
                                                                        ------------
FOODS--1.3%
  Bestfoods.................................................   2,700         143,775
  Campbell Soup Co..........................................   4,000         220,000
  Corn Products International, Inc..........................     100           3,037
  General Mills, Inc........................................   1,400         108,850
  Hershey Foods Corp........................................   1,300          80,844
  Nabisco Holdings Corp.....................................     400          16,600
  Ralston-Ralston Purina Group..............................   2,900          93,887
  Sara Lee Corp.............................................   8,200         231,137
                                                                        ------------
                                                                             898,130
                                                                        ------------
FOOTWEAR--0.2%
  Nike, Inc. Class B........................................   2,900         117,631
  Nine West Group, Inc. (b).................................     100           1,556
  Reebok International Ltd..................................     700          10,413
                                                                        ------------
                                                                             129,600
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.2%
  Circus Circus Enterprises, Inc. (b).......................   1,000    $     11,438
  International Game Technology.............................   1,700          41,331
  MGM Grand, Inc. (b).......................................     300           8,138
  Mirage Resorts Inc. (b)...................................   3,200          47,800
                                                                        ------------
                                                                             108,707
                                                                        ------------
HEALTH CARE (DIVERSIFIED)--5.7%
  Abbott Laboratories.......................................   8,300         406,700
  American Home Products Corp...............................  15,100         850,319
  Bristol-Myers Squibb Co. (b)..............................   9,300       1,244,456
  Johnson & Johnson.........................................   9,300         780,038
  Warner-Lambert Co.........................................   8,700         654,131
                                                                        ------------
                                                                           3,935,644
                                                                        ------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--3.7%
  Agouron Pharmaceuticals, Inc. (b).........................     100           5,875
  Biogen, Inc. (b)..........................................     900          74,700
  Chiron Corp. (b)..........................................   2,200          57,613
  Forest Laboratories, Inc. (b).............................   1,000          53,188
  Immunex Corp. (b).........................................     500          62,906
  Lilly (Eli) & Co..........................................   5,300         471,038
  MedImmune, Inc. (b).......................................     300          29,831
  Merck & Co., Inc..........................................   5,600         827,050
  Pfizer, Inc...............................................   5,700         714,994
  Schering-Plough Corp......................................   3,800         209,950
  Watson Pharmaceuticals, Inc. (b)..........................   1,100          69,163
                                                                        ------------
                                                                           2,576,308
                                                                        ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.5%
  Columbia/HCA Healthcare Corp..............................   7,200         178,200
  Health Management Associates, Inc. Class A (b)............   2,900          62,713
  Tenet Healthcare Corp. (b)................................   3,700          97,125
                                                                        ------------
                                                                             338,038
                                                                        ------------
HEALTH CARE (MANAGED CARE)--0.3%
  Health Care & Retirement Corp.............................   1,400          41,125
  Humana, Inc. (b)..........................................   2,500          44,531
  United Healthcare Corp....................................   2,300          99,044
  Wellpoint Health Networks, Inc. (b).......................     200          17,400
                                                                        ------------
                                                                             202,100
                                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
  Bausch & Lomb, Inc........................................     800          48,000
  Baxter International, Inc. (b)............................     600          38,588
  Boston Scientific Corp. (b)...............................   4,500         120,656
  Genzyme Corp. (b).........................................   1,000          49,750
  Medtronic, Inc............................................   2,600         193,050
  Stryker Corp..............................................     600          33,038
                                                                        ------------
                                                                             483,082
                                                                        ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.2%
  ALZA Corp. (b)............................................   1,100          57,475
  HEALTHSOUTH Corp. (b).....................................   4,400          67,925
                                                                        ------------
                                                                             125,400
                                                                        ------------
HOUSEHOLD FURNITURE & APPLIANCES--0.2%
  Furniture Brands International, Inc. (b)..................     600          16,350
  Leggett & Platt, Inc......................................   3,200          70,400
  Whirlpool Corp............................................   1,300          71,988
                                                                        ------------
                                                                             158,738
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.1%
  Colgate-Palmolive Co......................................   1,800         167,175
  Kimberly-Clark Corp.......................................   5,200         283,400
  Procter & Gamble Co. (The) (b)............................  10,900         995,306
                                                                        ------------
                                                                           1,445,881
                                                                        ------------
INSURANCE (LIFE/HEALTH)--0.7%
  Aetna, Inc................................................   1,800         141,525
                                                              SHARES       VALUE
                                                              -------   ------------
INSURANCE (LIFE/HEALTH)--CONTINUED
  Equitable Companies, Inc. (The)...........................   1,500    $     86,813
  Torchmark Corp............................................   1,000          35,313
  Transamerica Corp.........................................     800          92,400
  UNUM Corp.................................................   1,700          99,238
                                                                        ------------
                                                                             455,289
                                                                        ------------
INSURANCE (MULTI-LINE)--1.3%
  Ambac Financial Group, Inc................................     900          54,169
  American International Group, Inc.........................   8,700         840,638
  Financial Security Assurance Holdings Ltd.................     300          16,275
  PMI Group, Inc. (The).....................................     300          14,813
                                                                        ------------
                                                                             925,895
                                                                        ------------
INSURANCE (PROPERTY-CASUALTY)--1.0%
  Allstate Corp.............................................   9,800         378,525
  Chubb Corp. (The).........................................   1,500          97,313
  Fremont General Corp......................................     800          19,800
  Mercury General Corp......................................     600          26,288
  Ohio Casualty Corp........................................     200           8,225
  SAFECO Corp...............................................   1,600          68,700
  St. Paul Companies, Inc. (The)............................   2,900         100,775
  Travelers Property Casualty Corp. Class A.................     800          24,800
                                                                        ------------
                                                                             724,426
                                                                        ------------
INSURANCE BROKERS--0.4%
  Aon Corp..................................................   1,800          99,675
  Marsh & McLennan Companies, Inc...........................   3,100         181,156
                                                                        ------------
                                                                             280,831
                                                                        ------------
INVESTMENT BANKING/BROKERAGE--0.3%
  Merrill Lynch & Co., Inc..................................   2,900         193,575
  Paine Webber Group, Inc...................................   1,200          46,350
                                                                        ------------
                                                                             239,925
                                                                        ------------
IRON & STEEL--0.1%
  Allegheny Teledyne, Inc...................................   3,500          71,531
                                                                        ------------
LEISURE TIME (PRODUCTS)--0.3%
  Hasbro, Inc...............................................   2,700          97,538
  Mattel, Inc...............................................   5,700         130,031
                                                                        ------------
                                                                             227,569
                                                                        ------------
LODGING-HOTELS--0.1%
  Extended Stay America, Inc. (b)...........................     500           5,250
  Hilton Hotels Corp........................................   4,300          82,238
                                                                        ------------
                                                                              87,488
                                                                        ------------
MACHINERY (DIVERSIFIED)--0.6%
  Caterpillar, Inc..........................................   4,600         211,600
  Cooper Industries, Inc....................................   1,600          76,300
  Deere & Co................................................   3,500         115,938
  Ingersoll-Rand Co.........................................     500          23,469
                                                                        ------------
                                                                             427,307
                                                                        ------------
MANUFACTURING (DIVERSIFIED)--2.4%
  AlliedSignal, Inc.........................................   9,300         412,106
  Eaton Corp................................................   1,000          70,688
  ITT Industries, Inc.......................................   1,700          67,575
  Illinios Tool Works, Inc..................................     900          52,200
  Johnson Controls, Inc.....................................   1,400          82,600
  Minnesota Mining & Manufacturing Co.......................   3,000         213,375
  National Service Industries, Inc..........................     500          19,000
  Tenneco, Inc..............................................   2,800          95,375
  Tyco International Ltd....................................   8,900         671,394
                                                                        ------------
                                                                           1,684,313
                                                                        ------------
METALS MINING--0.0%
  Freeport-McMoRan Copper & Gold, Inc.......................   3,300          31,969
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
NATURAL GAS--0.6%
  Columbia Energy Group.....................................     900    $     51,975
  Consolidated Natural Gas Co...............................   1,100          59,400
  El Paso Energy Corp.......................................   1,300          45,256
  Enron Corp................................................   3,800         216,838
  K N Energy, Inc...........................................     400          14,550
                                                                        ------------
                                                                             388,019
                                                                        ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
  Harris Corp...............................................   1,500          54,938
                                                                        ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
  Cooper Cameron Corp. (b)..................................     600          14,700
  Diamond Offshore Drilling, Inc............................   1,000          23,688
  ENSCO International, Inc..................................   1,600          17,100
  Global Marine, Inc. (b)...................................   1,700          15,619
  Input/Output, Inc. (b)....................................     200           1,463
  R&B Falcon Corp. (b)......................................   3,700          28,213
  Smith International, Inc. (b).............................     500          12,594
                                                                        ------------
                                                                             113,377
                                                                        ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.0%
  Union Pacific Resources Group, Inc........................   2,600          23,563
                                                                        ------------
OIL & GAS (REFINING & MARKETING)--0.1%
  Sunoco, Inc...............................................     900          32,456
  Tosco Corp................................................   2,100          54,338
  Valero Energy Corp........................................     500          10,625
                                                                        ------------
                                                                              97,419
                                                                        ------------
OIL (DOMESTIC INTEGRATED)--0.8%
  Atlantic Richfield Co.....................................   4,200         274,050
  Occidental Petroleum Corp.................................   3,900          65,813
  Phillips Petroleum Co.....................................   2,800         119,350
  Unocal Corp...............................................   3,200          93,400
                                                                        ------------
                                                                             552,613
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--3.5%
  Chevron Corp..............................................   1,000          82,938
  Exxon Corp................................................  15,900       1,162,688
  Mobil Corp................................................   9,500         827,688
  Texaco, Inc...............................................   6,300         333,113
                                                                        ------------
                                                                           2,406,427
                                                                        ------------
PAPER & FOREST PRODUCTS--0.4%
  Boise Cascade Corp........................................     700          21,700
  Bowater, Inc..............................................     700          29,006
  Fort James Corp...........................................   2,500         100,000
  Georgia-Pacific Group.....................................   1,200          70,275
  Louisiana-Pacific Corp....................................   1,400          25,638
  Mead Corp. (The)..........................................   1,100          32,244
                                                                        ------------
                                                                             278,863
                                                                        ------------
PERSONAL CARE--0.5%
  Gillette Co...............................................   7,500         362,344
                                                                        ------------
PHOTOGRAPHY/IMAGING--0.8%
  Eastman Kodak Co..........................................   5,400         388,800
  Xerox Corp................................................   1,200         141,600
                                                                        ------------
                                                                             530,400
                                                                        ------------
PUBLISHING (NEWSPAPERS)--1.0%
  Gannett Co., Inc..........................................   3,700         244,894
  Knight-Ridder, Inc........................................   1,100          56,238
  New York Times Co. Class A................................   2,800          97,125
  Times Mirror Co. (The) Class A............................   1,400          78,400
  Tribune Co................................................   2,300         151,800
  Washington Post Co. (The) Class B.........................     100          57,794
                                                                        ------------
                                                                             686,251
                                                                        ------------
                                                              SHARES       VALUE
                                                              -------   ------------
RAILROADS--0.6%
  Burlington Northern Santa Fe Corp.........................   3,800    $    128,250
  CSX Corp..................................................   2,000          83,000
  Norfolk Southern Corp.....................................   3,400         107,738
  Union Pacific Corp........................................   2,400         108,150
  Wisconsin Central Transportation Corp. (b)................     200           3,438
                                                                        ------------
                                                                             430,576
                                                                        ------------
RESTAURANTS--0.8%
  McDonald's Corp...........................................   7,200         551,700
                                                                        ------------
RETAIL (BUILDING SUPPLIES)--0.7%
  Home Depot, Inc. (The)....................................   4,500         275,344
  Lowe's Companies, Inc.....................................   2,100         107,494
  Sherwin-Williams Co.......................................   2,800          82,250
                                                                        ------------
                                                                             465,088
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Best Buy Co., Inc. (b)....................................     200          12,275
  Circuit City Stores-Circuit City Group....................   1,500          74,906
  CompUSA, Inc. (b).........................................   1,000          13,063
                                                                        ------------
                                                                             100,244
                                                                        ------------
RETAIL (DEPARTMENT STORES)--0.9%
  Dillard's, Inc., Class A..................................   1,500          42,563
  Federated Department Stores, Inc. (b).....................   3,200         139,400
  May Department Stores Co. (The)...........................   3,500         211,313
  Nordstrom, Inc............................................   1,900          65,906
  Penney (J.C.) Co., Inc....................................   3,900         182,813
                                                                        ------------
                                                                             641,995
                                                                        ------------
RETAIL (DRUG STORES)--0.0%
  General Nutrition Companies, Inc. (b).....................     900          14,625
                                                                        ------------
RETAIL (FOOD CHAINS)--1.1%
  Albertson's, Inc..........................................   1,200          76,425
  American Stores Co........................................   8,700         321,356
  Hannaford Brothers Co.....................................     600          31,800
  Kroger Co. (The) (b)......................................     800          48,400
  Safeway, Inc. (b).........................................   4,100         249,844
                                                                        ------------
                                                                             727,825
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Costco Companies, Inc. (b)................................   3,200         231,000
  Dayton Hudson Corp........................................   6,800         368,900
  Kmart Corp. (b)...........................................   7,500         114,844
  Sears, Roebuck and Co.....................................   5,900         250,750
  Wal-Mart Stores, Inc......................................  10,600         863,238
                                                                        ------------
                                                                           1,828,732
                                                                        ------------
RETAIL (SPECIALTY)--0.2%
  Autozone, Inc.............................................   2,300          75,756
  Corporate Express, Inc. (b)...............................     900           4,669
  Toys 'R' Us, Inc. (b).....................................   3,800          64,125
                                                                        ------------
                                                                             144,550
                                                                        ------------
RETAIL (SPECIALTY-APPAREL)--0.8%
  Gap, Inc. (The)...........................................   7,500         421,875
  Limited, Inc. (The).......................................     300           8,738
  TJX Companies, Inc. (The).................................   5,100         147,900
                                                                        ------------
                                                                             578,513
                                                                        ------------
SAVINGS & LOAN COMPANIES--0.5%
  Astoria Financial Corp....................................     600          27,450
  Commercial Federal Corp...................................     400           9,275
  Dime Bancorp, Inc.........................................     900          23,794
  Golden West Financial Corp................................     500          45,844
  Ocwen Financial Corp. (b).................................     300           3,694
  Peoples Heritage Financial Group, Inc.....................     600          12,000
  Washington Federal, Inc...................................     200           5,338

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
SAVINGS & LOAN COMPANIES--CONTINUED
  Washington Mutual, Inc....................................   5,100    $    194,756
                                                                        ------------
                                                                             322,151
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)--0.7%
  Cendant Corp. (b).........................................  14,000         266,875
  Service Corp. International...............................   4,800         182,700
  Western Resources, Inc....................................     700          23,275
                                                                        ------------
                                                                             472,850
                                                                        ------------
SERVICES (DATA PROCESSING)--0.3%
  Equifax, Inc..............................................   2,700          92,306
  First Data Corp...........................................   4,300         136,256
                                                                        ------------
                                                                             228,562
                                                                        ------------
SPECIALTY PRINTING--0.1%
  Donnelley (R.R.) & Sons Co................................   2,200          96,388
                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
  AirTouch Communications, Inc. (b).........................   5,400         389,475
                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.8%
  AT&T Corp.................................................  16,700       1,256,675
  MCI WorldCom, Inc. (b)....................................  17,000       1,219,750
  Sprint Corp...............................................   1,600         134,600
                                                                        ------------
                                                                           2,611,025
                                                                        ------------
TELEPHONE--3.8%
  Ameritech Corp............................................   6,300         399,263
  Bell Atlantic Corp........................................  11,700         664,706
  BellSouth Corp............................................   5,600         279,300
  Cincinnati Bell, Inc......................................   1,200          45,249
  Frontier Corp.............................................   2,200          74,800
  GTE Corp..................................................  10,300         694,606
  SBC Communications, Inc...................................   8,500         455,813
                                                                        ------------
                                                                           2,613,737
                                                                        ------------
TEXTILES (APPAREL)--0.0%
  Fruit of The Loom, Inc. Class A (b).......................     800          11,050
  Unifi, Inc................................................     700          13,694
                                                                        ------------
                                                                              24,744
                                                                        ------------
TOBACCO--1.8%
  Philip Morris Companies, Inc..............................  22,800       1,219,800
                                                                        ------------
TRUCKERS--0.0%
  CNF Transportation, Inc...................................     400          15,025
  Ryder System, Inc.........................................     600          15,600
                                                                        ------------
                                                                              30,625
                                                                        ------------
                                                              SHARES       VALUE
                                                              -------   ------------
TRUCKS & PARTS--0.0%
  PACCAR, Inc...............................................     400    $     16,450
                                                                        ------------
WASTE MANAGEMENT--0.8%
  Browning-Ferris Industries, Inc...........................   2,700          76,781
  Waste Management, Inc.....................................  10,400         484,900
                                                                        ------------
                                                                             561,681
                                                                        ------------
TOTAL COMMON STOCKS
  (Identified cost $55,387,293)......................................     65,875,802
                                                                        ------------
FOREIGN COMMON STOCKS--2.8%
ALUMINUM--0.2%
  Alcan Aluminum Ltd. (Canada)..............................   3,700         100,131
                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.4%
  Seagram Company Ltd. (The) (Canada).......................   7,600         288,800
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands)...........................................  21,300       1,019,737
                                                                        ------------
PERSONAL CARE--0.7%
  Unilever NV NY Registered Shares (Netherlands)............   6,000         497,625
                                                                        ------------
TELEPHONE--0.0%
  Northern Telecom Ltd. (Canada)............................     500          25,063
                                                                        ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,870,790).......................................      1,931,356
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--97.7%
  (Identified cost $57,368,738)......................................     67,918,053
                                                                        ------------

                                                                PAR
                                                               VALUE
                                                               (000)
                                                              -------
SHORT-TERM OBLIGATIONS--4.2%
FEDERAL AGENCY SECURITIES--4.2%
  FHLB 4.5%, 1/4/99.........................................  $2,920       2,918,905
                                                                        ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,918,905).......................................      2,918,905
                                                                        ------------
TOTAL INVESTMENTS--101.9%
  (Identified cost $60,287,643)......................................     70,836,958(a)
  Cash and receivables, less liabilities--(1.9%).....................     (1,315,033)
                                                                        ------------
NET ASSETS--100.0%...................................................   $ 69,521,925
                                                                        ------------
                                                                        ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,979,481 and gross depreciation of $2,474,350 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $60,331,827.
(b)  Non-income producing.
(c)  All or portion segregated as collateral.

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $60,287,643)..............................................  $  70,836,958
Receivables
  Fund shares sold..........................................        252,861
  Investment securities sold................................        169,444
  Dividends and interest....................................         71,993
  Variation margin for future contracts.....................          3,424
Prepaid expenses............................................          1,207
                                                              -------------
    Total assets............................................     71,335,887
                                                              -------------
LIABILITIES
Payables
  Custodian.................................................         36,249
  Investment securities purchased...........................      1,571,163
  Fund shares repurchased...................................        147,283
  Investment advisory fee...................................            709
  Financial agent fee.......................................          7,052
  Trustees' fee.............................................          5,060
  Accrued expenses..........................................         46,446
                                                              -------------
    Total liabilities.......................................      1,813,962
                                                              -------------
NET ASSETS..................................................  $  69,521,925
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  58,737,990
  Accumulated net realized gain.............................        171,670
  Net unrealized appreciation...............................     10,612,265
                                                              -------------
NET ASSETS..................................................  $  69,521,925
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      5,313,885
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       13.08
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $     681,247
  Interest..................................................        114,175
  Foreign taxes withheld....................................         (3,799)
                                                              -------------
    Total investment income.................................        791,623
                                                              -------------
EXPENSES
  Investment advisory fee...................................        218,150
  Financial agent fee.......................................         62,025
  Custodian.................................................         48,435
  Professional..............................................         21,318
  Trustees..................................................         13,949
  Printing..................................................         24,456
  Miscellaneous.............................................          6,166
                                                              -------------
    Total expenses..........................................        394,499
    Less expenses borne by investment adviser...............       (126,575)
                                                              -------------
    Net expenses............................................        267,924
                                                              -------------
NET INVESTMENT INCOME.......................................        523,699
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      2,902,631
  Net realized gain on futures contracts....................        105,462
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      9,780,453
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     12,788,546
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  13,312,245
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FROM INCEPTION
                                                                               JULY 15, 1997
                                                                YEAR ENDED           TO
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $     523,699    $     155,598
  Net realized gain (loss)..................................      3,008,093          296,041
  Net change in unrealized appreciation (depreciation)......      9,780,453          831,812
                                                              --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     13,312,245        1,283,451
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (532,936)        (146,361)
  Net realized gains........................................     (2,994,712)        (137,752)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (3,527,648)        (284,113)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,285,851 and 3,153,122
    shares, respectively)...................................     63,644,481       31,994,673
  Net asset value of shares issued from reinvestment of
    distributions (271,800 and 27,107 shares,
    respectively)...........................................      3,527,648          284,113
  Cost of shares repurchased (3,186,084 and 237,911 shares,
    respectively)...........................................    (38,286,173)      (2,426,752)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     28,885,956       29,852,034
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     38,670,553       30,851,372
NET ASSETS
  Beginning of period.......................................     30,851,372                0
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $9,237, RESPECTIVELY)..................  $  69,521,925    $  30,851,372
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                FROM
                                                  YEAR        INCEPTION
                                                  ENDED      7/15/97 TO
                                                12/31/98      12/31/97
                                               -----------   -----------
Net asset value, beginning of period.........     $10.49        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............       0.12(2)       0.05(2)
  Net realized and unrealized gain (loss)....       3.19          0.54
                                               -----------   -----------
    TOTAL FROM INVESTMENT OPERATIONS.........       3.31          0.59
                                               -----------   -----------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.12)        (0.05)
  Dividends from net realized gains..........      (0.60)        (0.05)
                                               -----------   -----------
    TOTAL DISTRIBUTIONS......................      (0.72)        (0.10)
                                               -----------   -----------
CHANGE IN NET ASSET VALUE....................       2.59          0.49
                                               -----------   -----------
NET ASSET VALUE, END OF PERIOD...............     $13.08        $10.49
                                               -----------   -----------
                                               -----------   -----------

Total return.................................      31.68%         5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........    $69,522       $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       0.55%         0.55%(1)
  Net investment income......................       1.08%         1.46%(1)
Portfolio turnover rate......................         45%            9%(3)

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.02 per share, respectively.
(3) Not annualized.

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

INVESTOR PROFILE

    The Fund seeks to achieve long-term capital appreciation by investing in approximately 50 companies management considers to have the best prospects for appreciation potential.

INVESTMENT ADVISER'S REPORT

    Since the Fund's inception on March 2 through December 31, 1998, the Fund returned 26.26% compared with a return of 18.95% for the S&P 500 Index(1) for the same period. All performance figures assume reinvestment of distributions and net of sales charges.

    Both market trends and individual stock selections impacted absolute as well as relative performance of the Fund. While the Fund's performance tracked closely to the S&P 500 Index during the first half of 1998, it outperformed the Index by 5.7% during the second half of 1998.

    The Fund aggressively shifted into the technology, consumer cyclical, and financial services sectors during the September time frame where the market began to bottom from its summer correction. The market recovered strongly from its lows of October, and our concentration in these groups contributed to the outperformance of the Fund.

    The sell-off or mini bear market during the summer of 1998 provided interesting buying opportunities. We used weakness in the market to upgrade the portfolio by concentrating on high quality growth companies that were selling at what we felt were very depressed valuations. We took the opportunity to increase positions and add new names in the technology and financial services sectors. We also reduced our exposure in the consumer staples sector, which was continuing to experience poor financial results due to weakness in their international operations.

    We remain very bullish on the outlook for the technology sector, which is experiencing continued strong growth driven by a variety of factors. In the communication segment, leading companies such as Lucent, Tellabs, Cisco Systems, and MCI/WorldCom are experiencing explosive growth driven by the continued build out of the worldwide communication infrastructure. In addition, proliferation of the Internet and e-commerce, which allows the creation of new businesses, will continue to be a major driver of the communication infrastructure build out. In the semiconductor segment, the industry has begun to recover from the downturn triggered by the aggressive capacity expansion of the mid 1990's, along with the weakening demand in Asia.

OUTLOOK

    The corporate earnings cycle of the past few years was one of the longest and most resilient on record. However, as we enter 1999, the earnings growth prospects for the AVERAGE S&P 500 company are expected to slow to their historic rate in the single-digit range. This could be good news for the Nifty Fifty Fund, which focuses on high quality growth companies whose earnings we expect to grow much faster than those of the average company could could. The Fund had some of its best years, both on an absolute and relative basis, when the S&P 500 Index produced negative earnings growth. Of course, past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                          ENGEMANN NIFTY FIFTY SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ENGEMANN NIFTY FIFTY
                    SERIES           S&P 500 INDEX*
3/2/98                   $10,000.00       $10,000.00
12/31/98                 $12,625.86       $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             3/2/98 TO
                                                             12/31/98
- -----------------------------------------------------------------------
Engemann Nifty-Fifty Series                                    26.26%
- -----------------------------------------------------------------------
S&P 500 Index*                                                 18.95%
- -----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock market total return performance. The index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                            SHARES       VALUE
                                                                          ----------  -----------
COMMON STOCKS--98.7%
BANKS (MAJOR REGIONAL)--3.3%
  State Street Corp.....................................................         880  $    61,215
  Wells Fargo & Co......................................................       9,360      373,815
                                                                                      -----------
                                                                                          435,030
                                                                                      -----------
BEVERAGES (NON-ALCOHOLIC)--2.2%
  Coca-Cola Co. (The)...................................................       3,050      203,969
  PepsiCo, Inc..........................................................       2,170       88,834
                                                                                      -----------
                                                                                          292,803
                                                                                      -----------
CHEMICALS (DIVERSIFIED)--0.5%
  Monsanto Co...........................................................       1,380       65,550
                                                                                      -----------
COMMUNICATIONS EQUIPMENT--6.0%
  Lucent Technologies, Inc..............................................       4,520      497,200
  Tellabs, Inc.(b)......................................................       4,170      285,906
                                                                                      -----------
                                                                                          783,106
                                                                                      -----------
COMPUTERS (HARDWARE)--3.7%
  Compaq Computer Corp..................................................       6,890      288,949
  Dell Computer Corp.(b)................................................       2,770      202,729
                                                                                      -----------
                                                                                          491,678
                                                                                      -----------
COMPUTERS (NETWORKING)--3.6%
  Cisco Systems, Inc. (b)...............................................       5,135      476,592
                                                                                      -----------
COMPUTERS (PERIPHERALS)--3.8%
  EMC Corp. (b).........................................................       5,910      502,350
                                                                                      -----------
COMPUTERS (SOFTWARE & SERVICES)--8.0%
  BMC Software, Inc. (b)................................................       6,250      278,516
  Compuware Corp. (b)...................................................       1,970      153,906
  Microsoft Corp. (b)...................................................       2,940      407,741
  Oracle Corp. (b)......................................................       4,780      206,137
                                                                                      -----------
                                                                                        1,046,300
                                                                                      -----------

                                                                            SHARES       VALUE
                                                                          ----------  -----------
CONSUMER FINANCE--0.5%
  MBNA Corp.............................................................       2,595  $    64,713
                                                                                      -----------
ELECTRICAL EQUIPMENT--3.1%
  General Electric Co...................................................       3,990      407,229
                                                                                      -----------
ELECTRONICS (SEMICONDUCTORS)--7.0%
  Intel Corp............................................................       3,870      458,837
  Texas Instruments, Inc................................................       5,350      457,759
                                                                                      -----------
                                                                                          916,596
                                                                                      -----------
ENTERTAINMENT--0.9%
  Walt Disney Co. (The).................................................       3,880      116,400
                                                                                      -----------
FINANCIAL (DIVERSIFIED)--7.7%
  American Express Co...................................................       2,300      235,175
  Citigroup, Inc........................................................       5,220      258,390
  Freddie Mac...........................................................       5,830      375,671
  Morgan Stanley, Dean Witter & Co......................................       2,080      147,680
                                                                                      -----------
                                                                                        1,016,916
                                                                                      -----------
HEALTH CARE (DIVERSIFIED)--2.5%
  American Home Products Corp...........................................       2,260      127,266
  Johnson & Johnson.....................................................       2,350      197,106
                                                                                      -----------
                                                                                          324,372
                                                                                      -----------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--7.0%
  Merck & Co., Inc......................................................       1,960      289,467
  Pfizer, Inc...........................................................       4,230      530,601
  Schering-Plough Corp..................................................       1,740       96,135
                                                                                      -----------
                                                                                          916,203
                                                                                      -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.2%
  Medtronic, Inc........................................................       7,520      558,360
                                                                                      -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
  Colgate-Palmolive Co..................................................       2,280      211,755
                                                                                      -----------

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

                                                                            SHARES       VALUE
                                                                          ----------  -----------
INSURANCE (MULTI-LINE)--2.0%
  American International Group, Inc.....................................       2,665  $   257,506
                                                                                      -----------
INVESTMENT BANKING/BROKERAGE--2.0%
  Merrill Lynch & Co., Inc..............................................       4,030      269,002
                                                                                      -----------
INVESTMENT MANAGEMENT--1.1%
  Franklin Resources, Inc...............................................       3,110       99,520
  Price (T. Rowe) Associates, Inc.......................................       1,400       47,950
                                                                                      -----------
                                                                                          147,470
                                                                                      -----------
LODGING-HOTELS--2.7%
  Carnival Corp.........................................................       7,450      357,600
                                                                                      -----------
MANUFACTURING (DIVERSIFIED)--0.6%
  United Technologies Corp..............................................         700       76,125
                                                                                      -----------
PERSONAL CARE--2.4%
  Gillette Co...........................................................       6,610      319,346
                                                                                      -----------
RESTAURANTS--2.0%
  McDonald's Corp.......................................................       3,510      268,954
                                                                                      -----------
RETAIL (BUILDING SUPPLIES)--3.4%
  Home Depot, Inc. (The)................................................       4,520      276,568
  Lowe's Companies, Inc.................................................       3,460      177,109
                                                                                      -----------
                                                                                          453,677
                                                                                      -----------
RETAIL (DEPARTMENT STORES)--0.6%
  Kohl's Corp. (b)......................................................       1,390       85,398
                                                                                      -----------
RETAIL (DRUG STORES)--1.5%
  Walgreen Co...........................................................       3,300      193,256
                                                                                      -----------
RETAIL (GENERAL MERCHANDISE)--2.1%
  Dayton Hudson Corp....................................................       5,040      273,423
                                                                                      -----------
RETAIL (SPECIALTY)--1.0%
  Staples, Inc. (b).....................................................       2,880      125,820
                                                                                      -----------
                                                                            SHARES       VALUE
                                                                          ----------  -----------
SERVICES (ADVERTISING/MARKETING)--1.3%
  Interpublic Group of Companies, Inc. (The)............................       2,090  $   166,678
                                                                                      -----------
SERVICES (COMMERCIAL & CONSUMER)--3.4%
  Cendant Corp. (b).....................................................      23,530      448,541
                                                                                      -----------
SERVICES (DATA PROCESSING)--0.5%
  Automatic Data Processing, Inc........................................         870       69,763
                                                                                      -----------
TELECOMMUNICATIONS (LONG DISTANCE)--4.9%
  MCI WorldCom, Inc. (b)................................................       8,890      637,858
                                                                                      -----------
TOBACCO--1.6%
  Philip Morris Companies, Inc..........................................       3,860      206,510
                                                                                      -----------
TOTAL COMMON STOCKS
  (Identified cost $10,684,999).....................................................   12,982,880
                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS--98.7%
  (Identified cost $10,684,999).....................................................   12,982,880
                                                                                      -----------

                                                     STANDARD
                                                     & POOR'S         PAR
                                                      RATING         VALUE
                                                    (UNAUDITED)      (000)
                                                    -----------   -----------
SHORT-TERM OBLIGATIONS--4.0%
COMMERCIAL PAPER--4.0%
  Receivables Capital Corp. 5.15%, 1/4/99.........  A-1+          $      530         529,772
                                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $529,772).................................................        529,772
                                                                                ------------
TOTAL INVESTMENTS--102.7%
  (Identified cost $11,214,771)..............................................     13,512,652(a)
  Cash and receivables, less liabilities--(2.7%).............................       (359,170)
                                                                                ------------
NET ASSETS--100.0%...........................................................   $ 13,153,482
                                                                                ------------
                                                                                ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,253,583 and gross depreciation of $195,750 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $11,454,819.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $11,214,771)....................................  $  13,512,652
Cash..............................................            834
Receivables
  Investment securities sold......................         43,775
  Fund shares sold................................         42,127
  Dividends and interest..........................          4,942
Prepaid expenses..................................            201
                                                    -------------
    Total assets..................................     13,604,531
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................        401,888
  Fund shares repurchased.........................          3,119
  Investment advisory fee.........................          2,625
  Trustees' fee...................................          5,044
  Financial agent fee.............................          3,612
  Accrued expenses................................         34,761
                                                    -------------
    Total liabilities.............................        451,049
                                                    -------------
NET ASSETS........................................  $  13,153,482
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $  11,099,730
  Accumulated net realized loss...................       (244,129)
  Net unrealized appreciation.....................      2,297,881
                                                    -------------
NET ASSETS........................................  $  13,153,482
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................      1,042,192
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       12.62
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $      45,163
  Interest..................................................         14,709
                                                              -------------
    Total investment income.................................         59,872
                                                              -------------
EXPENSES
  Investment advisory fee...................................         48,195
  Financial agent fee.......................................         25,042
  Custodian.................................................         21,061
  Professional..............................................         13,516
  Printing..................................................         12,683
  Trustees..................................................         12,647
  Miscellaneous.............................................          5,393
                                                              -------------
    Total expenses..........................................        138,537
    Less expense borne by investment adviser................        (82,263)
                                                              -------------
    Net expenses............................................         56,274
                                                              -------------
NET INVESTMENT INCOME.......................................          3,598
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (244,129)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      2,297,881
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      2,053,752
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   2,057,350
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $     3,598
  Net realized gain (loss)..................................       (244,129)
  Net change in unrealized appreciation (depreciation)......      2,297,881
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      2,057,350
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (3,598)
  In excess of net investment income........................         (1,543)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (5,141)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,342,696 shares)..........     14,285,565
  Net asset value of shares issued from reinvestment of
    distributions (406 shares)..............................          5,141
  Cost of shares repurchased (300,910 shares)...............     (3,189,433)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     11,101,273
                                                              ----------------
  NET INCREASE IN NET ASSETS................................     13,153,482
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0)...........................................    $13,153,482
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM
                                                               INCEPTION
                                                               3/2/98 TO
                                                                12/31/98
                                                              ------------
Net asset value, beginning of period........................  $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.01(3)(4)
  Net realized and unrealized gain (loss)...................         2.62
                                                              ------------
    TOTAL FROM INVESTMENT OPERATIONS........................         2.63
                                                              ------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.01)
  In excess of net investment income........................           --
                                                              ------------
    TOTAL DISTRIBUTIONS.....................................        (0.01)
                                                              ------------
CHANGE IN NET ASSET VALUE...................................         2.62
                                                              ------------
NET ASSET VALUE, END OF PERIOD..............................       $12.62
                                                              ------------
                                                              ------------

Total return................................................        26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)
  Net investment income.....................................         0.07%(1)
Portfolio turnover rate.....................................           90%(2)

(1) Annualized.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.13 per share.

(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

INVESTOR PROFILE

    Seneca Mid Cap Growth Series is appropriate for investors seeking long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund primarily invests in companies with small to medium size capitalizations, and investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    Since its inception on March 2, 1998 through year-end, the Fund returned 21.75% compared with a return of 12.21% for the S&P MidCap 400 Index(1) and (5.72)% for the Russell 2000 Growth Index(2). All performance figures assume reinvestment of distributions and are net of sales charges.

    The U.S. stock market rebounded strongly from the third quarter's economic crisis. The S&P 500 Index was up 21.3%, the biggest quarterly gain since the first quarter of 1987. The S&P 500 Index was up 28.8% for 1998, an unprecedented fourth year that the market has produced a return above 20%. Corporate bonds also recovered from their "crisis lows" as corporate profits and the interest rate environment remained positive. During the fourth quarter, the market broadened somewhat, and mid-capitalization stocks actually outperformed the largest companies. However, small-capitalization stocks once again underperformed. Technology was the real story for the quarter and the year. Huge gains in the largest technology stocks, such as IBM and Microsoft, were eclipsed only by the Internet craze.

    Seneca's "Earnings Driven Growth" strategy performed well as we benefited from good stock selection within the technology and financial services sectors. Among our "best performers" in the year's fourth and best quarter were Outdoor Systems, PMC-Sierra, and Compuware. Stocks in our portfolio continue to produce significantly above-market earnings growth rates. Of course, past performance is no guarantee of future results.

OUTLOOK

    Though the U.S. economy is slowing, we believe earnings should continue to grow and should produce moderate equity returns. Upside is possible via good stock selection and potentially, equity multiple expansion if interest rates decline further. Growth stocks should continue to excel as investors seek companies that can deliver above-average growth in a challenging environment. We see particular opportunity in small- and mid-capitalization stocks due to their higher-than-market earnings growth rates and lower-than-market valuations. However, the increased volatility we experienced in 1998 should persist into 1999, particularly if further cracks appear in the global financial structure, and because the Y2K problem is approaching.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SENECA MID CAP GROWTH SERIES     S&P 400 MIDCAP INDEX(1)
3/2/98                            $10,000.00                  $10,000.00
12/31/98                          $12,175.20                  $11,220.92

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                              FROM
                                                            INCEPTION
                                                            3/2/98 TO
                                                            12/31/98
- ----------------------------------------------------------------------
Seneca Mid-Cap Growth Series                                   21.75%
- ----------------------------------------------------------------------
S&P 400 MidCap Index(1)                                        12.21%
- ----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 400 MidCap Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.

(2) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance for small-capitalization companies with above-average growth orientation. The Index is not available for direct investment.

                          SENECA MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                         SHARES        VALUE
                                                                        ---------   -----------
COMMON STOCKS--100.6%
BANKS (MAJOR REGIONAL)--8.9%
  AmSouth Bancorporation..............................................      3,950   $   180,218
  Comerica, Inc.......................................................      3,885       264,908
  Northern Trust Corp.................................................      2,900       253,206
                                                                                    -----------
                                                                                        698,332
                                                                                    -----------
BEVERAGES (ALCOHOLIC)--2.9%
  Coors (Adolph) Co. Class B..........................................      4,050       228,572
                                                                                    -----------
BEVERAGES (NON-ALCOHOLIC)--2.7%
  Whitman Corp........................................................      8,270       209,851
                                                                                    -----------
BIOTECHNOLOGY--3.0%
  Centocor, Inc. (b)..................................................      5,250       236,906
                                                                                    -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.0%
  Chancellor Media Corp. (b)..........................................      5,010       239,854
                                                                                    -----------
COMMUNICATIONS EQUIPMENT--3.2%
  Ascend Communications, Inc. (b).....................................      3,810       250,508
                                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--23.3%
  America Online, Inc. (b)............................................      1,580       252,800
  BMC Software, Inc. (b)..............................................      3,320       147,948
  Citrix Systems, Inc. (b)............................................      1,750       169,859
  Computer Horizons Corp. (b).........................................      5,530       147,236
  Compuware Corp. (b).................................................      3,770       294,531
  Documentum, Inc. (b)................................................      4,270       228,178
  Electronic Arts, Inc. (b)...........................................      3,080       172,865
  Legato Systems. Inc. (b)............................................      3,030       199,791
  VERITAS Software Co. (b)............................................      3,765       225,665
                                                                                    -----------
                                                                                      1,838,873
                                                                                    -----------
CONSUMER FINANCE--2.5%
  Providian Financial Corp............................................      2,660       199,500
                                                                                    -----------
ELECTRONICS (INSTRUMENTATION)--0.4%
  Micron Electronics, Inc. (b)........................................      1,620        28,046
                                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--8.4%
  Advanced Micro Devices, Inc.........................................      6,850       198,222
  Micron Technology, Inc. (b).........................................      3,450       174,440
  Xilinx, Inc. (b)....................................................      4,520       294,365
                                                                                    -----------
                                                                                        667,027
                                                                                    -----------
ENTERTAINMENT--3.0%
  SFX Entertainment, Inc. Class A (b).................................      4,330       237,609
                                                                                    -----------
HEALTH CARE (DIVERSIFIED)--6.8%
  McKesson Corp.......................................................      3,130       247,466
  Mylan Laboratories, Inc.............................................      9,140       287,910
                                                                                    -----------
                                                                                        535,376
                                                                                    -----------
HEALTH CARE (HOSPITAL MANAGMENT)--0.7%
  Health Management Associates Inc. Class A (b).......................      2,690        58,171
                                                                                    -----------
HEALTH CARE (LONG TERM CARE)--3.1%
  Omnicare, Inc.......................................................      7,020       243,946
                                                                                    -----------

                                                                         SHARES        VALUE
                                                                        ---------   -----------
INSURANCE (MULTI-LINE)--2.3%
  Annuity and Life Re (Holdings), Ltd.................................      6,590   $   177,930
                                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--3.5%
  Lexmark International Group, Inc. (b)...............................      1,600       160,800
  Miller (Herman), Inc................................................      4,280       115,025
                                                                                    -----------
                                                                                        275,825
                                                                                    -----------
OIL (DOMESTIC INTEGRATED)--2.8%
  USX-Marathon Group..................................................      7,380       222,323
                                                                                    -----------
RETAIL (DISCOUNTERS)--3.4%
  Dollar Tree Stores, Inc (b).........................................      6,175       269,770
                                                                                    -----------
RETAIL (SPECIALTY)--3.1%
  Staples, Inc. (b)...................................................      5,580       243,776
                                                                                    -----------
RETAIL (SPECIALTY--APPAREL)--2.8%
  TJX Companies, Inc. (The)...........................................      7,710       223,590
                                                                                    -----------
SERVICES (ADVERTISING/MARKETING)--4.9%
  Lamar Advertising Co. (b)...........................................      2,080        77,480
  Outdoor Systems, Inc. (b)...........................................     10,175       305,250
                                                                                    -----------
                                                                                        382,730
                                                                                    -----------
SERVICES (COMPUTER SYSTEMS)--0.6%
  International Network Services (b)..................................        770        51,205
                                                                                    -----------
SERVICES (DATA PROCESSING)--1.3%
  Administaff, Inc. (b)...............................................      3,960        99,000
                                                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.5%
  Crown Castle International Corp. (b)................................      5,200       122,200
                                                                                    -----------
WASTE MANAGEMENT--2.5%
  Republic Services, Inc. Class A (b).................................     10,850       200,047
                                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $6,526,227)...................................................     7,940,967
                                                                                    -----------
TOTAL LONG-TERM INVESTMENTS--100.6%
  (Identified cost $6,526,227)...................................................     7,940,967
                                                                                    -----------

                                                     STANDARD
                                                     & POOR'S          PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)            VALUE
                                                    -----------   -------------   ---------------
SHORT-TERM OBLIGATIONS--3.6%
COMMERCIAL PAPER--3.6%
  Receivables Capital Corp. 5.15% 1/4/99..........  A-1+          $         285           284,877
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS--3.6%
  (Identified cost $284,877)...................................................           284,877
                                                                                  ---------------
TOTAL INVESTMENTS--104.2%
  (Identified cost $6,811,104).................................................         8,225,844(a)
  Cash and receivables, less liabilities--(4.2%)...............................          (328,700)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $     7,897,144
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,570,230 and gross depreciation of $163,954 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $6,819,568.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $6,811,104).....................................  $   8,225,844
Cash..............................................            967
Receivables
  Investment securities sold......................        299,567
  Fund shares sold................................         23,767
  Interest and dividends..........................         10,635
Prepaid expenses..................................            126
                                                    -------------
    Total assets..................................      8,560,906
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................        616,193
  Trustees' fee...................................          5,044
  Financial agent fee.............................          3,491
  Investment advisory fee.........................          3,451
  Accrued expenses................................         35,583
                                                    -------------
    Total liabilities.............................        663,762
                                                    -------------
NET ASSETS........................................  $   7,897,144
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $   6,655,698
  Distributions in excess of net investment
    income........................................           (697)
  Accumulated net realized loss...................       (172,597)
  Net unrealized appreciation.....................      1,414,740
                                                    -------------
NET ASSETS........................................  $   7,897,144
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................        649,208
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       12.16
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................  $      24,455
  Dividends.................................................         22,084
  Foreign taxes withheld....................................            (15)
                                                              -------------
    Total investment income.................................         46,524
                                                              -------------
EXPENSES
  Investment advisory fee...................................         31,013
  Financial agent fee.......................................         24,059
  Professional..............................................         13,453
  Trustees..................................................         12,647
  Printing..................................................         12,434
  Custodian.................................................         11,701
  Miscellaneous.............................................          4,123
                                                              -------------
    Total expenses..........................................        109,430
    Less expense borne by investment adviser................        (68,689)
                                                              -------------
    Net expenses............................................         40,741
                                                              -------------
NET INVESTMENT INCOME.......................................          5,783
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (172,597)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      1,414,740
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      1,242,143
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   1,247,926
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $    5,783
  Net realized gain (loss)..................................       (172,597)
  Net change in unrealized appreciation (depreciation)......      1,414,740
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      1,247,926
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (5,783)
  In excess of net investment income........................           (697)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (6,480)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (958,184 shares)............      9,826,161
  Net asset value of shares issued from reinvestment of
    distributions (557 shares)..............................          6,480
  Cost of shares repurchased (309,533 shares)...............     (3,176,943)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      6,655,698
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      7,897,144
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($697))............................     $7,897,144
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM
                                                               INCEPTION
                                                               3/2/98 TO
                                                                12/31/98
                                                              ------------
Net asset value, beginning of period........................  $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.01(3)(4)
  Net realized and unrealized gain (loss)...................         2.16
                                                              ------------
    TOTAL FROM INVESTMENT OPERATIONS........................         2.17
                                                              ------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.01)
  In excess of net investment income........................           --
                                                              ------------
    TOTAL DISTRIBUTIONS.....................................        (0.01)
                                                              ------------
CHANGE IN NET ASSET VALUE...................................         2.16
                                                              ------------
NET ASSET VALUE, END OF PERIOD..............................       $12.16
                                                              ------------
                                                              ------------

Total return................................................        21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)
  Net investment income.....................................         0.15%(1)
Portfolio turnover rate.....................................          127%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.15 per share.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking dividend growth, current income and capital appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    The period from March 2, 1998, the Fund's inception date, to December 31, 1998 was an unusually strong and tumultuous period for common stocks. The S&P 500 Index(1) returned 18.95%. A Russian currency devaluation and bond default, and the potential demise of hedge fund manager Long-Term Capital Management resulted in a mid-summer liquidity crisis that sent stocks into a tail-spin. Responding to the impending crisis, the Federal Open Market Committee lowered interest rates on three separate occasions. Several European countries followed suit and the decline in interest rates worldwide helped stock prices to rebound to new highs in December.

    From the Fund's inception (March 2) to year-end, the Fund posted a return of 20.45%, 150 basis points ahead of the S&P 500 Index. All performance figures assume reinvestment of distributions and are net of sales charges.

    The portfolio is managed using a proprietary model that ranks the 1,500 largest stocks that trade in the U.S. based on certain valuation criteria, earnings estimate changes, earnings surprises and other measures. The portfolio is then structured to resemble the characteristics of the S&P 500 benchmark index.

    During the period, three of our most successful stocks were: Microsoft Corporation, Intel Corporation and AT&T Corporation. Despite its Government lawsuit, Microsoft traded up on the strength of its new product cycle that includes Windows 98, a new version of Windows NT due out next year, and a new version of its database software. Microsoft also beat earnings estimates in each of its reporting periods in calendar 1998. Intel benefited from robust demand for personal computers. Late in the year, the company revised its expectations for the fourth quarter because demand was stronger-than-anticipated. This resulted in a flurry of analyst upgrades, raising earnings estimates and target prices. AT&T stock performed well as a result of a series of earnings reports that exceeded analysts' estimates. Under the leadership of CEO C. Michael Armstrong, the company has positioned itself to be a viable competitor in the global telecommunications market through mergers and alliances. Pending acquisitions include: cable operator Tele-Communications Inc., Vanguard Cellular and IBM's Global Network business. An alliance with British Telecommunications PLC is viewed positively for the company's overseas growth prospects.

OUTLOOK

    A recent WALL STREET JOURNAL survey of economists predicts: moderating economic growth, declining short-term interest rates, continued low inflation and a slight uptick in the unemployment rate. S&P 500 earnings are expected to grow next year at a modest pace, with the strongest performance coming from the technology, communications and consumer cyclical sectors.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                            GROWTH AND INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GROWTH AND INCOME
                   SERIES           S&P 500 INDEX*
3/2/98                  $10,000.00       $10,000.00
12/31/98                $12,045.30       $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             3/2/98 TO
                                                             12/31/98
- -----------------------------------------------------------------------
Phoenix Growth and Income Series                                20.45%
- -----------------------------------------------------------------------
S&P 500 Index*                                                  18.95%
- -----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged but commonly used measure of stock market total return performance. The index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                        SHARES       VALUE
                                                                        -------   ------------
COMMON STOCKS--96.9%
AEROSPACE/DEFENSE--0.8%
  Boeing Co. (The)....................................................     600    $     19,575
  Cordant Technologies, Inc...........................................   2,200          82,500
  Gulfstream Aerospace Corp. (b)......................................   1,300          69,225
  Sundstrand Corp.....................................................   2,800         145,250
                                                                                  ------------
                                                                                       316,550
                                                                                  ------------
AIRLINES--0.8%
  AMR Corp. (b).......................................................   3,100         184,062
  Alaska Air Group, Inc. (b)..........................................     400          17,700
  Comair Holdings, Inc................................................   1,300          43,875
  Delta Air Lines, Inc................................................   1,400          72,800
  US Airways Group, Inc. (b)..........................................     200          10,400
                                                                                  ------------
                                                                                       328,837
                                                                                  ------------
ALUMINUM--0.8%
  Aluminum Company of America.........................................   2,400         178,950
  Reynolds Metals Co..................................................   3,300         173,869
                                                                                  ------------
                                                                                       352,819
                                                                                  ------------
AUTO PARTS & EQUIPMENT--0.1%
  Arvin Industries, Inc...............................................     300          12,506
  Meritor Automotive..................................................     800          16,950
                                                                                  ------------
                                                                                        29,456
                                                                                  ------------
AUTOMOBILES--2.1%
  Ford Motor Co.......................................................  14,700         862,706
                                                                                  ------------
BANKS (MAJOR REGIONAL)--6.3%
  Bank One Corp.......................................................   7,574         386,747
  City National Corp..................................................   2,600         108,225
  Cullen/Frost Bankers, Inc...........................................   1,500          82,312
  First Union Corp....................................................   8,200         498,662
  Fleet Financial Group, Inc..........................................  11,000    $    491,562

                                                                        SHARES       VALUE
                                                                        -------   ------------
BANKS (MAJOR REGIONAL)--CONTINUED
  Hibernia Corp. Class A..............................................   6,700         116,412
  Mellon Bank Corp....................................................   1,400          96,250
  PNC Bank Corp.......................................................     400          21,650
  SunTrust Banks, Inc.................................................   3,900         298,350
  Trustmark Corp......................................................     500          11,312
  UnionBanCal Corp....................................................  14,400         490,500
  Wells Fargo & Co....................................................     400          15,975
                                                                                  ------------
                                                                                     2,617,957
                                                                                  ------------
BANKS (MONEY CENTER)--2.1%
  BankAmerica Corp....................................................   1,600          96,200
  Chase Manhattan Corp. (The).........................................  11,200         762,300
                                                                                  ------------
                                                                                       858,500
                                                                                  ------------
BEVERAGES (ALCOHOLIC)--1.1%
  Anheuser-Busch Companies, Inc.......................................   6,000         393,750
  Canandaigua Brands, Inc. Class A (b)................................   1,100          63,594
  Coors (Adolph) Co. Class B..........................................     200          11,287
                                                                                  ------------
                                                                                       468,631
                                                                                  ------------
BIOTECHNOLOGY--0.8%
  Amgen, Inc. (b).....................................................   3,300         345,056
                                                                                  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
  Chris-Craft Industries, Inc. (b)....................................   1,500          72,281
                                                                                  ------------
BUILDING MATERIALS--1.3%
  Centex Construction Products, Inc...................................     600          24,375
  Fleetwood Enterprises, Inc..........................................   1,700          59,075
  Johns Manville Corp.................................................   1,300          21,369
  Lafarge Corp........................................................   2,700         109,350
  Lennar Corp.........................................................     500          12,625
  Masco Corp..........................................................   6,100         175,375

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
BUILDING MATERIALS--CONTINUED
  Owens Corning.......................................................     200    $      7,087
  Southdown, Inc......................................................     400          23,675
  Vulcan Materials Co.................................................     700          92,094
                                                                                  ------------
                                                                                       525,025
                                                                                  ------------
CHEMICALS (DIVERSIFIED)--0.5%
  Goodrich Co., B.F. (The)............................................   5,200         186,550
  Polaris Industries, Inc.............................................     300          11,756
                                                                                  ------------
                                                                                       198,306
                                                                                  ------------
CHEMICALS (SPECIALTY)--0.4%
  CMP Group, Inc......................................................   3,400          64,175
  Engelhard Corp......................................................     400           7,800
  International Speciality Products, Inc. (b).........................   3,000          40,687
  NL Industries, Inc..................................................     500           7,094
  Schulman (A.), Inc..................................................   2,700          61,256
                                                                                  ------------
                                                                                       181,012
                                                                                  ------------
COMMUNICATIONS EQUIPMENT--1.7%
  ECI Telecommunications Ltd..........................................     800          28,500
  Lucent Technologies, Inc............................................   5,300         583,000
  QUALCOMM, Inc. (b)..................................................   2,000         103,625
  Tekelec.............................................................     800          13,250
                                                                                  ------------
                                                                                       728,375
                                                                                  ------------
COMPUTERS (HARDWARE)--4.7%
  Apple Computer, Inc. (b)............................................   3,400         139,187
  Compaq Computer Corp................................................   4,600         192,912
  Dell Computer Corp. (b).............................................   5,500         402,531
  Gateway 2000, Inc. (b)..............................................   1,700          87,019
  Hewlett-Packard Co..................................................   4,100         280,081
  International Business Machines Corp................................   4,200         775,950
  Sun Microsystems, Inc. (b)..........................................     900          77,062
                                                                                  ------------
                                                                                     1,954,742
                                                                                  ------------
COMPUTERS (NETWORKING)--1.3%
  3Com Corp. (b)......................................................     500          22,406
  Cisco Systems, Inc. (b).............................................   5,000         464,062
  Novell, Inc.........................................................   2,500          45,312
  Xircom, Inc. (b)....................................................     100           3,400
                                                                                  ------------
                                                                                       535,180
                                                                                  ------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b).......................................................   1,800         153,000
  Seagate Technology, Inc. (b)........................................     800          24,200
                                                                                  ------------
                                                                                       177,200
                                                                                  ------------
COMPUTERS (SOFTWARE & SERVICES)--6.7%
  Affiliated Computer Services, Inc. (b)..............................     500          22,500
  Autodesk, Inc.......................................................     500          21,344
  BMC Software, Inc. (b)..............................................   1,300          57,931
  Computer Associates International, Inc..............................   1,300          55,412
  Computer Horizons Corp. (b).........................................   1,300          34,612
  Computer Sciences Corp. (b).........................................   1,400          90,212
  Compuware Corp. (b).................................................     800          62,500
  Comverse Technology, Inc. (b).......................................   1,100          78,100
  Electronic Arts, Inc. (b)...........................................     600          33,675
  HBO & Co............................................................   6,400         183,600
  Mastech Corp. (b)...................................................     600          17,175
  Microsoft Corp. (b).................................................  10,200       1,414,612
  NCR Corp. (b).......................................................   3,100         129,425
  Network Associates, Inc. (b)........................................     500          33,125
  Oracle Corp. (b)....................................................   5,000         215,625
  Platinum Technology, Inc. (b).......................................     500           9,562
  Rational Software Corp. (b).........................................     100           2,650
  Reynolds & Reynolds Co. Class A.....................................   1,300          29,819
  Siebel Systems, Inc. (b)............................................     800          27,150
  Sterling Commerce, Inc. (b).........................................   1,400          63,000
  Sterling Software, Inc. (b).........................................   1,500          40,594
  Unisys Corp. (b)....................................................   4,200         144,637
  Whittman-Hart, Inc. (b).............................................   1,200          33,150
                                                                                  ------------
                                                                                     2,800,410
                                                                                  ------------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.5%
  Fortune Brands, Inc.................................................   4,200         132,825
  Zale Corp. (b)......................................................   1,900    $     61,275
                                                                                  ------------
                                                                                       194,100
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
CONSUMER FINANCE--0.6%
  Capital One Financial Corp..........................................     100          11,500
  Countrywide Credit Industries, Inc..................................   4,800         240,900
                                                                                  ------------
                                                                                       252,400
                                                                                  ------------
DISTRIBUTORS (FOOD & HEALTH)--0.5%
  Cardinal Health, Inc................................................   2,700         204,862
                                                                                  ------------
ELECTRIC COMPANIES--5.9%
  Ameren Electric Corp................................................   2,400         102,450
  Baltimore Gas & Electric Co.........................................   1,400          43,225
  Central & South West Corp...........................................  13,700         375,894
  Dominion Resources, Inc.............................................   6,400         299,200
  Duke Energy Corp....................................................   6,000         384,375
  Edison International................................................   9,700         270,387
  FPL Group, Inc......................................................   1,300          80,112
  Hawaiian Electric Industries........................................   2,100          84,525
  Houston Industries, Inc.............................................   8,300         266,637
  LG&E Energy Corp....................................................  13,700         387,881
  Minnesota Power, Inc................................................   3,600         158,400
  OGE Energy Corp.....................................................     700          20,300
  Puget Sound Energy, Inc.............................................     300           8,362
                                                                                  ------------
                                                                                     2,481,748
                                                                                  ------------
ELECTRICAL EQUIPMENT--2.8%
  Briggs & Stratton Corp..............................................   1,400          69,825
  General Electric Co.................................................   9,600         979,800
  Honeywell, Inc......................................................   1,800         135,562
                                                                                  ------------
                                                                                     1,185,187
                                                                                  ------------
ELECTRONICS (INSTRUMENTATION)--0.4%
  EG&G, Inc...........................................................   4,900         136,281
  General Instrument Corp. (b)........................................     600          20,362
  Smart Modular Technologies, Inc.....................................     500          13,875
                                                                                  ------------
                                                                                       170,518
                                                                                  ------------
ELECTRONICS (SEMICONDUCTORS)--2.7%
  Intel Corp..........................................................   8,600       1,019,637
  Texas Instruments, Inc..............................................   1,200         102,675
  Vitesse Semiconductor Corp. (b).....................................     300          13,687
                                                                                  ------------
                                                                                     1,135,999
                                                                                  ------------
ENGINEERING & CONSTRUCTION--0.2%
  Fluor Corp..........................................................   2,200          93,637
                                                                                  ------------
ENTERTAINMENT--0.3%
  Royal Caribbean Cruises Ltd.........................................   1,600          59,200
  Viacom, Inc. Class B (b)............................................     900          66,600
                                                                                  ------------
                                                                                       125,800
                                                                                  ------------
FINANCIAL (DIVERSIFIED)--3.6%
  American General Corp...............................................   1,100          85,800
  Citigroup, Inc......................................................   4,200         207,900
  Doral Financial Corp................................................   3,700          81,862
  Fannie Mae..........................................................   9,500         703,000
  Freddie Mac.........................................................   1,100          70,881
  Morgan Stanley Dean Witter & Co.....................................   4,700         333,700
  Old Kent Financial Corp.............................................     400          18,600
                                                                                  ------------
                                                                                     1,501,743
                                                                                  ------------
FOODS--1.0%
  Earthgrains Co. (The)...............................................   1,700          52,594
  Flowers Industries, Inc.............................................     900          21,544
  Quaker Oats Co......................................................   5,800         345,100
                                                                                  ------------
                                                                                       419,238
                                                                                  ------------
HEALTH CARE (DIVERSIFIED)--3.6%
  Abbott Laboratories.................................................   3,200         156,800
  American Home Products Corp.........................................     300          16,894
  AmeriSource Health Corp. Class A (b)................................     200          13,000
  Bristol-Myers Squibb Co.............................................   2,500         334,531
  Johnson & Johnson...................................................   1,900         159,362
  McKesson Corp.......................................................   2,200         173,938
  Mylan Laboratories, Inc.............................................   1,500          47,250

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
HEALTH CARE (DIVERSIFIED)--CONTINUED
  Warner-Lambert Co...................................................   8,300    $    624,056
                                                                                  ------------
                                                                                     1,525,831
                                                                                  ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.8%
  Barr Laboratories, Inc. (b).........................................     500          24,000
  Biogen, Inc. (b)....................................................     300          24,900
  Genentech, Inc. (b).................................................   3,300         262,969
  Lilly (Eli) & Co....................................................   4,300         382,163
  Medicis Pharmaceutical Corp. Class A (b)............................     400          23,850
  Merck & Co., Inc....................................................   1,800         265,838
  Pfizer, Inc.........................................................   2,500         313,594
  Pharmacia & Upjohn, Inc.............................................   5,100         288,788
  Schering-Plough Corp................................................   7,800         430,950
                                                                                  ------------
                                                                                     2,017,052
                                                                                  ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
  Pacificare Health Systems, Inc. Class B (b).........................   2,100         166,950
                                                                                  ------------
HEALTH CARE (LONG TERM CARE)--0.2%
  Omnicare, Inc.......................................................   2,500          86,875
                                                                                  ------------
HEALTH CARE (MANAGED CARE)--0.4%
  Humana, Inc. (b)....................................................   1,100          19,594
  Trigon Healthcare, Inc. (b).........................................   1,100          41,044
  United Healthcare Corp..............................................     300          12,919
  Wellpoint Health Networks, Inc. (b).................................   1,300         113,100
                                                                                  ------------
                                                                                       186,657
                                                                                  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.1%
  Allegiance Corp.....................................................   1,600          74,600
  Allergan, Inc.......................................................   1,700         110,075
  Bausch & Lomb, Inc..................................................     500          30,000
  Bergen Brunswig Corp. Class A.......................................   2,200          76,725
  Hillenbrand Industries, Inc.........................................   1,800         102,375
  Mallinckrodt, Inc...................................................     600          18,488
  Visx, Inc. (b)......................................................     400          34,975
                                                                                  ------------
                                                                                       447,238
                                                                                  ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.1%
  Total Renal Care Holdings, Inc. (b).................................   1,300          38,431
                                                                                  ------------
HOMEBUILDING--0.4%
  Centex Corp.........................................................   2,400         108,150
  D. R. Horton, Inc...................................................     600          13,800
  Kaufman & Broad Home Corp...........................................     400          11,500
  Pulte Corp..........................................................   1,600          44,500
                                                                                  ------------
                                                                                       177,950
                                                                                  ------------
HOUSEHOLD FURNITURE & APPLIANCES--0.9%
  Maytag Corp.........................................................   1,400          87,150
  Premark International, Inc..........................................   5,600         193,900
  Whirlpool Corp......................................................   1,800          99,675
                                                                                  ------------
                                                                                       380,725
                                                                                  ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.0%
  Church & Dwight, Inc................................................     300          10,781
  Procter & Gamble Co. (The)..........................................   4,300         392,644
                                                                                  ------------
                                                                                       403,425
                                                                                  ------------
HOUSEWARES--0.2%
  Tupperware Corp.....................................................   4,500          73,969
                                                                                  ------------
INSURANCE (LIFE/HEALTH)--1.5%
  Aetna, Inc..........................................................   1,600         125,800
  Lincoln National Corp...............................................   3,900         319,069
  Transamerica Corp...................................................   1,500         173,250
                                                                                  ------------
                                                                                       618,119
                                                                                  ------------
INSURANCE (MULTI-LINE)--1.3%
  Ambac Financial Group, Inc..........................................     800          48,150
  American International Group, Inc...................................     500          48,313
  CIGNA Corp..........................................................   5,500         425,219
  Everest Reinsurance Holdings, Inc...................................     300          11,681
  HCC Insurance Holdings..............................................   1,200          21,150
                                                                                  ------------
                                                                                       554,513
                                                                                  ------------
INSURANCE (PROPERTY-CASUALTY)--1.9%
  Allstate Corp. (The)................................................  15,700         606,413
                                                                        SHARES       VALUE
                                                                        -------   ------------
INSURANCE (PROPERTY-CASUALTY)--CONTINUED
  Fidelity National Financial, Inc....................................   1,540    $     46,970
  First American Financial Corp. (The)................................   2,200          70,675
  LandAmerica Financial Group, Inc....................................   1,000          55,813
  Reliance Group Holdings, Inc........................................   1,500          19,313
                                                                                  ------------
                                                                                       799,184
                                                                                  ------------
INSURANCE BROKERS--1.3%
  Arthur J. Gallagher & Co............................................   2,600         114,725
  Marsh & McLennan Companies, Inc.....................................   7,100         414,906
                                                                                  ------------
                                                                                       529,631
                                                                                  ------------
IRON & STEEL--0.1%
  Nucor Corp..........................................................   1,400          60,550
                                                                                  ------------
MACHINERY (DIVERSIFIED)--0.9%
  Ingersoll-Rand Co...................................................   5,400         253,463
  Manitowoc Co., Inc. (The)...........................................   1,000          44,375
  York International Corp.............................................   1,900          77,544
                                                                                  ------------
                                                                                       375,382
                                                                                  ------------
MANUFACTURING (DIVERSIFIED)--2.8%
  AlliedSignal, Inc...................................................     300          13,294
  Crane Co............................................................   2,800          84,525
  McDermott International, Inc........................................     300           7,406
  Pentair, Inc........................................................   1,700          67,681
  Tredegar Industries, Inc............................................   1,100          24,750
  Tyco International Ltd..............................................   5,200         392,275
  United Technologies Corp............................................   5,500         598,125
                                                                                  ------------
                                                                                     1,188,056
                                                                                  ------------
METALS MINING--0.1%
  Placer Dome, Inc....................................................   2,600          29,900
                                                                                  ------------
NATURAL GAS--3.3%
  El Paso Energy Corp.................................................   1,600          55,700
  Enron Corp..........................................................   1,100          62,769
  K N Energy, Inc.....................................................     200           7,275
  Keyspan Corp........................................................   9,500         294,500
  Sempra Energy.......................................................  17,800         451,675
  Southwest Gas Corp..................................................   7,200         193,500
  UGI Corp............................................................     800          19,000
  Utilicorp United, Inc...............................................   8,200         300,838
                                                                                  ------------
                                                                                     1,385,257
                                                                                  ------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
  Miller (Herman), Inc................................................     700          18,813
  United Stationers, Inc. (b).........................................   3,100          80,600
                                                                                  ------------
                                                                                        99,413
                                                                                  ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
  Diamond Offshore Drilling, Inc......................................     600          14,213
  Halliburton Co......................................................     700          20,738
  Schlumberger Ltd....................................................     500          23,063
  Tidewater, Inc......................................................   2,800          64,925
  Transocean Offshore, Inc............................................   3,500          93,844
                                                                                  ------------
                                                                                       216,783
                                                                                  ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
  MDU Resources Group, Inc............................................     900          23,681
                                                                                  ------------
OIL & GAS (REFINING & MARKETING)--0.3%
  Imperial Oil Ltd....................................................   8,900         142,956
                                                                                  ------------
OIL (DOMESTIC INTEGRATED)--0.2%
  Atlantic Richfield Co...............................................     900          58,725
  Coastal Corp........................................................     400          13,975
                                                                                  ------------
                                                                                        72,700
                                                                                  ------------
OIL (INTERNATIONAL INTEGRATED)--1.0%
  Exxon Corp..........................................................   5,700         416,813
                                                                                  ------------
PAPER & FOREST PRODUCTS--0.2%
  Chesapeake Corp.....................................................   2,200          81,125
                                                                                  ------------
PHOTOGRAPHY/IMAGING--1.5%
  Eastman Kodak Co....................................................   7,700         554,400
  Xerox Corp..........................................................     600          70,800
                                                                                  ------------
                                                                                       625,200
                                                                                  ------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES       VALUE
                                                                        -------   ------------
PUBLISHING (NEWSPAPERS)--0.2%
  Hollinger International, Inc........................................   1,400    $     19,513
  Knight-Ridder, Inc..................................................   1,600          81,800
                                                                                  ------------
                                                                                       101,313
                                                                                  ------------
RETAIL (BUILDING SUPPLIES)--0.9%
  Home Depot, Inc. (The)..............................................   4,300         263,106
  Lowe's Companies, Inc...............................................   2,100         107,494
                                                                                  ------------
                                                                                       370,600
                                                                                  ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Best Buy Co., Inc. (b)..............................................   1,800         110,475
  Tandy Corp..........................................................     400          16,475
                                                                                  ------------
                                                                                       126,950
                                                                                  ------------
RETAIL (DEPARTMENT STORES)--0.0%
  Federated Department Stores, Inc. (b)...............................     200           8,713
                                                                                  ------------
RETAIL (FOOD CHAINS)--0.2%
  Supervalu, Inc......................................................   3,500          98,000
                                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Dayton Hudson Corp..................................................     700          37,975
  Kmart Corp. (b).....................................................   4,800          73,500
  Loews Corp..........................................................   1,100         108,075
  Ross Stores, Inc....................................................   1,100          43,313
  Wal-Mart Stores, Inc................................................  10,200         830,663
                                                                                  ------------
                                                                                     1,093,526
                                                                                  ------------
RETAIL (SPECIALTY-APPAREL)--0.6%
  Gap, Inc. (The).....................................................   1,950         109,688
  TJX Companies, Inc. (The)...........................................   4,500         130,500
                                                                                  ------------
                                                                                       240,188
                                                                                  ------------
SAVINGS & LOAN COMPANIES--0.2%
  Dime Bancorp, Inc...................................................   1,100          29,081
  Golden West Financial Corp..........................................     500          45,844
                                                                                  ------------
                                                                                        74,925
                                                                                  ------------
SERVICES (ADVERTISING/MARKETING)--0.4%
  Omnicom Group, Inc..................................................   1,300          75,400
  Snyder Communications Corp., Inc. (b)...............................   2,800          94,500
                                                                                  ------------
                                                                                       169,900
                                                                                  ------------
SERVICES (COMMERCIAL & CONSUMER)--2.1%
  American Management Systems, Inc. (b)...............................   1,000          40,000
  Deluxe Corp.........................................................  11,000         402,188
  Hertz Corp. Class A.................................................   1,500          68,438
  Interim Services, Inc. (b)..........................................     700          16,363
  Ogden Corp..........................................................   7,900         197,994
  Robert Half International, Inc. (b).................................     500          22,344
  Romac International, Inc. (b).......................................     700          15,575
  Sylvan Learning Systems Inc.........................................     400          12,200
  Viad Corp...........................................................   3,500         106,313
                                                                                  ------------
                                                                                       881,415
                                                                                  ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
  AirTouch Communications, Inc. (b)...................................     500          36,063
                                                                                  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
  AT&T Corp...........................................................  17,200       1,294,300
  MCI WorldCom, Inc. (b)..............................................     500          35,875
                                                                                  ------------
                                                                                     1,330,175
                                                                                  ------------
                                                                        SHARES       VALUE
                                                                        -------   ------------
TELEPHONE--3.6%
  Ameritech Corp......................................................   2,400    $    152,100
  Bell Atlantic Corp..................................................   5,100         289,744
  BellSouth Corp......................................................   6,600         329,175
  GTE Corp............................................................   3,600         242,775
  SBC Communications, Inc.............................................   6,200         332,475
  US West, Inc........................................................   2,700         174,488
                                                                                  ------------
                                                                                     1,520,757
                                                                                  ------------
TEXTILES (APPAREL)--0.6%
  Fruit of The Loom, Inc. Class A (b).................................   1,400          19,338
  Jones Apparel Group, Inc. (b).......................................   2,000          44,125
  Tommy Hilfiger Corp. (b)............................................   1,300          78,000
  V.F. Corp...........................................................   2,500         117,188
                                                                                  ------------
                                                                                       258,651
                                                                                  ------------
TOBACCO--0.9%
  Philip Morris Companies, Inc........................................   6,100         326,350
  Universal Corp......................................................   1,800          63,225
                                                                                  ------------
                                                                                       389,575
                                                                                  ------------
TRUCKS & PARTS--0.1%
  PACCAR, Inc.........................................................     800          32,900
                                                                                  ------------
TOTAL COMMON STOCKS
  (Identified cost $35,661,759)................................................     40,576,292
                                                                                  ------------
FOREIGN COMMON STOCKS--0.8%
PERSONAL CARE--0.4%
  Unilever NV NY Registered Shares (Netherlands)......................   1,800         149,288
                                                                                  ------------
TELEPHONE--0.4%
  Northern Telecom Ltd. (Canada)......................................   3,600         180,450
                                                                                  ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $304,590)...................................................        329,738
                                                                                  ------------
UNIT INVESTMENT TRUSTS--1.5%
  S&P 500 Depository Receipts.........................................   5,200         639,600
                                                                                  ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $533,589)...................................................        639,600
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS--99.2%
  (Identified cost $36,499,938)................................................     41,545,630
                                                                                  ------------

                                                     STANDARD
                                                     & POOR'S          PAR
                                                      RATING          VALUE
                                                    (UNAUDITED)       (000)
                                                    -----------      ------
SHORT-TERM OBLIGATIONS--2.4%
COMMERCIAL PAPER--2.4%
  Receivables Capital Corp. 5.15%, 1/4/99.........  A-1+          $        980            979,579
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $979,579)...................................................           979,579
                                                                                  ---------------
TOTAL INVESTMENTS--101.6%
  (Identified cost $37,479,517)................................................        42,525,209(a)
  Cash and receivables, less liabilities--(1.6%)...............................          (665,060)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $    41,860,149
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,759,197 and gross depreciation of $794,280 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $37,560,292.
(b)  Non-income producing.

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $37,479,517)..............................................  $  42,525,209
Cash........................................................            636
Receivables
  Fund shares sold..........................................        146,427
  Investment securities sold................................         82,215
  Dividends and interest....................................         53,339
Prepaid expenses............................................            669
                                                              -------------
    Total assets............................................     42,808,495
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        866,058
  Fund shares repurchased...................................         25,159
  Investment advisory fee...................................          4,017
  Financial agent fee.......................................          5,975
  Trustees' fee.............................................          5,044
Accrued expenses............................................         42,093
                                                              -------------
    Total liabilities.......................................        948,346
                                                              -------------
NET ASSETS..................................................  $  41,860,149
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........     37,248,956
  Distribution in excess of net investment income...........         (4,389)
  Accumulated net realized loss.............................       (430,110)
  Net unrealized appreciation...............................      5,045,692
                                                              -------------
NET ASSETS..................................................  $  41,860,149
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      3,490,294
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       11.99
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $     264,843
  Interest..................................................         28,154
                                                              -------------
    Total investment income.................................        292,997
                                                              -------------
EXPENSES
  Investment advisory fee...................................        109,232
  Financial agent fee.......................................         33,806
  Custodian.................................................         38,249
  Professional..............................................         13,865
  Printing..................................................         13,069
  Trustees..................................................         12,657
  Miscellaneous.............................................          8,434
                                                              -------------
    Total expenses..........................................        229,312
    Less expenses borne by investment adviser...............        (96,206)
                                                              -------------
    Net expenses............................................        133,106
                                                              -------------
NET INVESTMENT INCOME.......................................        159,891
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (437,760)
  Net realized gains on written options.....................          7,393
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      5,045,692
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      4,615,325
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   4,775,216
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $   159,891
  Net realized gain (loss)..................................       (430,367)
  Net change in unrealized appreciation (depreciation)......      5,045,692
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      4,775,216
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (159,891)
  In excess of net investment income........................         (4,132)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (164,023)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,102,319 shares)..........     43,754,814
  Net asset value of shares issued from reinvestment of
    distributions (14,099 shares)...........................        164,023
  Cost of shares repurchased (626,124 shares)...............     (6,669,881)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     37,248,956
                                                              ----------------
  NET INCREASE IN NET ASSETS................................     41,860,149
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($4,389))..........................    $41,860,149
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               FROM INCEPTION
                                                 3/2/98 TO
                                                  12/31/98
                                               --------------
Net asset value, beginning of period.........      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............        0.05(3)
  Net realized and unrealized gain (loss)....        1.99
                                                  -------
    TOTAL FROM INVESTMENT OPERATIONS.........        2.04
                                                  -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......       (0.05)
  In excess of net investment income.........          --
                                                  -------
    TOTAL DISTRIBUTIONS......................       (0.05)
                                                  -------
CHANGE IN NET ASSET VALUE....................        1.99
                                                  -------
NET ASSET VALUE, END OF PERIOD...............      $11.99
                                                  -------
                                                  -------

Total return.................................       20.45%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................        0.85%(1)
  Net investment income......................        1.02%(1)
Portfolio turnover rate......................          81%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.05 per share.

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

INVESTOR PROFILE

    Phoenix Value Equity Series is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    Since its inception on March 2 through December 31, 1998, the Fund returned 10.79% compared with a return of 18.95% for the S&P 500 Index(1) for the same period. All performance figures assume reinvestment of distributions and are net of sales charges.

    After months of unprecedented volatility, the U.S. stock market ended 1998 with the S&P 500 Index posting double-digit gains for the fourth year in a row. However, this broad measure of stock market performance does not reflect the wide disparity in performance of large versus small stocks or growth versus value. While the S&P 500 showed impressive gains, the Russell 2000 Index(2), a measure of small stocks, was down (2.55)% for the year. And, 1998 can be characterized as the year when value stocks were left behind as investors sought growth and liquidity at almost any price. The S&P 500 Barra Growth Index(3) rose 42.1% for the year, but the S&P Barra Value Index(4) lagged substantially and returned only 13.8% for the 12 months ended December 31, 1998.

    Fund performance was held back as we maintained our investment discipline, focusing on heavily discounted, low-expectation stocks that reflect our strong value bias. For example, we continued to overweight the financial sector, which underperformed significantly as investors reacted to events in Asia and Brazil. Individual stocks also held back performance. Philip Morris came under pressure once again, and Allied Signal's tender offer for UTI negatively affected the stock's price. Some of the Fund's strong performers included Emulex, IBM, Compaq, Dayton-Hudson and Sun Microsystems.

OUTLOOK

    We will continue to follow our disciplined, classic value approach. The Fund's primary positions will remain attractively valued holdings in technology, banks and financial institutions with global franchises, telecommunications and retailers that we believe possess recession-resistant characteristics.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE EQUITY SERIES    S&P 500 INDEX(1)
03/02/1998              $10,000.00          $10,000.00
12/31/1998              $11,079.20          $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98
                                                              FROM
                                                            INCEPTION
                                                            3/2/98 TO
                                                            12/31/98
- ----------------------------------------------------------------------
Phoenix Value Equity Series                                   10.79%
- ----------------------------------------------------------------------
S&P 500 Index(1)                                              18.95%
- ----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Russell 2000 Index is an unmanaged, commonly used measure of performance of small stocks. The Index is not available for direct investment.

(3) The S&P 500 Barra Growth Index is an unmanaged, commonly used measure of large-cap, growth-oriented companies. The Index is not available for direct investment.

(4) The S&P 500 Barra Value Index is an unmanaged, commonly used measure of large-cap, value-oriented stocks. The Index is not available for direct investment.

                              VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                        SHARES      VALUE
                                                                        ------   -----------
COMMON STOCKS--84.5%
AEROSPACE/DEFENSE--0.3%
  Boeing Co. (The)....................................................  1,000    $    32,625
                                                                                 -----------
BANKS (MAJOR REGIONAL)--1.9%
  Bank One Corp.......................................................  2,000        102,125
  Wells Fargo & Co....................................................  2,000         79,875
                                                                                 -----------
                                                                                     182,000
                                                                                 -----------
BANKS (MONEY CENTER)--4.4%
  BankAmerica Corp....................................................  3,200        192,400
  Chase Manhattan Corp. (The).........................................  3,300        224,606
                                                                                 -----------
                                                                                     417,006
                                                                                 -----------
BEVERAGES (ALCOHOLIC)--1.4%
  Anheuser-Busch Companies, Inc.......................................  2,000        131,250
                                                                                 -----------
BIOTECHNOLOGY--1.1%
  Cell Genesys, Inc. (b)..............................................  18,000       108,000
                                                                                 -----------
COMMUNICATIONS EQUIPMENT--2.9%
  Motorola, Inc.......................................................  3,000        183,187
  Terayon Communications Systems, Inc. (b)............................  2,500         92,500
                                                                                 -----------
                                                                                     275,687
                                                                                 -----------
COMPUTERS (HARDWARE)--8.8%
  Compaq Computer Corp................................................  4,800        201,300
  Data General Corp. (b)..............................................  8,000        131,500
  International Business Machines Corp................................  1,100        203,225
  Sun Microsystems, Inc. (b)..........................................  3,500        299,687
                                                                                 -----------
                                                                                     835,712
                                                                                 -----------
COMPUTERS (NETWORKING)--2.5%
  Emulex Corp. (b)....................................................  6,000        240,000
                                                                                 -----------
COMPUTERS (PERIPHERALS)--1.2%
  Hutchinson Technology, Inc. (b).....................................  1,500         53,437
  Maxtor Corp. (b)....................................................  4,000         56,000
                                                                                 -----------
                                                                                     109,437
                                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--0.8%
  Black Box Corp. (b).................................................  2,000         75,750
                                                                                 -----------
CONSUMER FINANCE--0.6%
  Countrywide Credit Industries, Inc..................................  1,200         60,225
                                                                                 -----------
ELECTRICAL EQUIPMENT--1.6%
  Honeywell, Inc......................................................  2,000        150,625
                                                                                 -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.9%
  CHS Electronics, Inc. (b)...........................................  5,000         84,687
                                                                                 -----------
ELECTRONICS (DEFENSE)--0.6%
  Raytheon Co. Class B (b)............................................  1,000         53,250
                                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)--3.6%
  Advanced Micro Devices, Inc. (b)....................................  1,500         43,406
  Dallas Semiconductor Corp...........................................  3,000        122,250
  Intel Corp..........................................................  1,500        177,844
                                                                                 -----------
                                                                                     343,500
                                                                                 -----------
ENTERTAINMENT--2.3%
  Royal Caribbean Cruises Ltd.........................................  3,300        122,100
  Walt Disney Co. (The)...............................................  3,300         99,000
                                                                                 -----------
                                                                                     221,100
                                                                                 -----------
FINANCIAL (DIVERSIFIED)--10.9%
  American Express Co.................................................  1,400        143,150
  Citigroup, Inc......................................................  4,000        198,000
  Fannie Mae..........................................................  3,000        222,000
  Freddie Mac.........................................................  3,000        193,312

                                                                        SHARES      VALUE
                                                                        ------   -----------
FINANCIAL (DIVERSIFIED)--CONTINUED
  SLM Holding Corp....................................................  5,800    $   278,400
                                                                                 -----------
                                                                                   1,034,862
                                                                                 -----------
HEALTH CARE (DIVERSIFIED)--1.3%
  Bristol-Myers Squibb Co.............................................    250         33,453
  Johnson & Johnson...................................................  1,100         92,262
                                                                                 -----------
                                                                                     125,715
                                                                                 -----------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--1.9%
  Lilly (Eli) & Co....................................................  2,000        177,750
                                                                                 -----------
HEALTH CARE (MANAGED CARE)--1.2%
  Foundation Health Systems, Inc Class A (b)..........................  4,200         50,137
  Humana, Inc. (b)....................................................  3,500         62,344
                                                                                 -----------
                                                                                     112,481
                                                                                 -----------
INSURANCE (MULTI-LINE)--4.4%
  Ambac Financial Group, Inc..........................................  1,300         78,244
  American International Group, Inc...................................  3,000        289,875
  CIGNA Corp..........................................................    700         54,119
                                                                                 -----------
                                                                                     422,238
                                                                                 -----------
INVESTMENT BANKING/BROKERAGE--1.2%
  Merrill Lynch & Co., Inc............................................  1,700        113,475
                                                                                 -----------
LEISURE TIME (PRODUCTS)--0.5%
  Mattel, Inc.........................................................  2,200         50,187
                                                                                 -----------
MANUFACTURING (DIVERSIFIED)--1.3%
  AlliedSignal, Inc...................................................  1,500         66,469
  Illinios Tool Works, Inc............................................  1,000         58,000
                                                                                 -----------
                                                                                     124,469
                                                                                 -----------
MANUFACTURING (SPECIALIZED)--2.9%
  Diebold, Inc........................................................  7,700        274,794
                                                                                 -----------
OFFICE EQUIPMENT & SUPPLIES--1.9%
  Pitney Bowes, Inc...................................................  2,800        184,975
                                                                                 -----------
RAILROADS--0.7%
  Union Pacific Corp..................................................  1,500         67,594
                                                                                 -----------
REITS--1.8%
  LaSalle Hotel Properties............................................  7,500         77,813
  Sunstone Hotel Investors, Inc.......................................  10,000        94,375
                                                                                 -----------
                                                                                     172,188
                                                                                 -----------
RESTAURANTS--1.8%
  McDonald's Corp.....................................................  2,300        176,238
                                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--1.3%
  Dayton Hudson Corp..................................................  2,200        119,350
                                                                                 -----------
RETAIL (SPECIALTY)--1.4%
  Claire's Stores, Inc................................................  4,400         90,200
  Talbots, Inc. (The).................................................  1,500         47,063
                                                                                 -----------
                                                                                     137,263
                                                                                 -----------
SAVINGS & LOAN COMPANIES--0.7%
  Washington Mutual, Inc..............................................  1,700         64,919
                                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  C-Cube Microsystems, Inc. (b).......................................  2,000         54,250
                                                                                 -----------
SERVICES (DATA PROCESSING)--0.9%
  First Data Corp.....................................................  2,700         85,556
                                                                                 -----------
SPECIALTY PRINTING--1.0%
  World Color Press, Inc. (b).........................................  3,000         91,313
                                                                                 -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
  Iridium World Communications Ltd. Class A (b).......................  3,000        118,688
                                                                                 -----------

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

                                                                        SHARES      VALUE
                                                                        ------   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--5.2%
  AT&T Corp...........................................................  3,300    $   248,325
  MCI WorldCom, Inc. (b)..............................................  3,500        251,125
                                                                                 -----------
                                                                                     499,450
                                                                                 -----------
TELEPHONE--3.3%
  BellSouth Corp......................................................  2,600        129,675
  GTE Corp............................................................  2,000        134,875
  SBC Communications, Inc.............................................  1,000         53,625
                                                                                 -----------
                                                                                     318,175
                                                                                 -----------
TEXTILES (APPAREL)--0.3%
  Supreme International Corp. (b).....................................  2,000         24,000
                                                                                 -----------
TOBACCO--1.9%
  Philip Morris Companies, Inc........................................  3,400        181,900
                                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $7,090,148)................................................     8,052,684
                                                                                 -----------
FOREIGN COMMON STOCKS--2.4%
PERSONAL CARE--1.7%
  Unilever NV NY Registered Shares (Netherlands)......................  2,000        165,875
                                                                                 -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
  Telesp Celular Participacoes SA ADR (Brazil) (b)....................  1,100         19,250
                                                                                 -----------
                                                                        SHARES      VALUE
                                                                        ------   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
  Embratel Participacoes SA ADR (Brazil) (b)..........................  1,800    $    25,087
                                                                                 -----------
TELEPHONE--0.2%
  Telesp Participacoes SA ADR (Brazil) (b)............................    900         19,913
                                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $228,084)..................................................       230,125
                                                                                 -----------
UNIT INVESTMENT TRUSTS--13.4%
  AMEX Consumer Staples Select Sector Depository Receipts.............
                                                                        7,000        190,094
  AMEX Financial Select Sector Depository Receipts....................  12,100       283,594
  AMEX Technology Select Sector Depository Receipts...................  11,600       378,450
  S&P 500 Depository Receipts.........................................  3,500        430,500
                                                                                 -----------
                                                                                   1,282,638
                                                                                 -----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $1,250,626)................................................     1,282,638
                                                                                 -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $8,568,858)................................................     9,565,447(a)
  Cash and receivables, less liabilities--(0.3%)..............................       (32,460)
                                                                                 -----------
NET ASSETS--100.0%............................................................   $ 9,532,987
                                                                                 -----------
                                                                                 -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,283,776 and gross depreciation of $293,727 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $8,575,398.
(b)  Non-income producing.

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  8,568,858)................................................  $   9,565,447
Cash........................................................          5,034
Receivables
  Dividends and interest....................................         10,545
  Investment securities sold................................          8,964
Prepaid expenses............................................            155
                                                              -------------
    Total assets............................................      9,590,145
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................            778
  Investment advisory fee...................................         17,482
  Trustees' fee.............................................          5,000
  Financial agent fee.......................................          2,228
Accrued expenses............................................         31,670
                                                              -------------
    Total liabilities.......................................         57,158
                                                              -------------
NET ASSETS..................................................  $   9,532,987
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........      8,647,424
  Distribution in excess of net investment income...........           (388)
  Accumulated net realized loss.............................       (110,638)
  Net unrealized appreciation...............................        996,589
                                                              -------------
NET ASSETS..................................................  $   9,532,987
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        864,222
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       11.03
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $  62,512
  Interest..................................................     13,297
  Foreign taxes withheld....................................       (705)
                                                              ---------
    Total investment income.................................     75,104
                                                              ---------
EXPENSES
  Investment advisory fee...................................     30,941
  Financial agent fee.......................................     23,130
  Professional..............................................     13,521
  Trustees..................................................     12,602
  Printing..................................................     12,129
  Custodian.................................................     11,840
  Miscellaneous.............................................      4,965
                                                              ---------
    Total expenses..........................................    109,128
    Less expense borne by investment adviser................    (71,521)
                                                              ---------
    Net expenses............................................     37,607
                                                              ---------
NET INVESTMENT INCOME.......................................     37,497
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................   (110,638)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    996,589
                                                              ---------
NET GAIN ON INVESTMENTS.....................................    885,951
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 923,448
                                                              ---------
                                                              ---------

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                                DECEMBER 31,
                                                                    1998
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $   37,497
  Net realized gain (loss)..................................       (110,638)
  Net change in unrealized appreciation (depreciation)......        996,589
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......        923,448
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (37,497)
  In excess of net investment income........................           (388)
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (37,885)
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (990,498 shares)............      9,960,882
  Net asset value of shares issued from reinvestment of
    distributions (3,586 shares)............................         37,885
  Cost of shares repurchased (129,862 shares)...............     (1,351,343)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      8,647,424
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      9,532,987
NET ASSETS
  Beginning of period.......................................             --
                                                              ----------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($388))............................     $9,532,987
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      FROM INCEPTION
                                        3/2/98 TO
                                         12/31/98
                                      --------------
Net asset value, beginning of
  period............................      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......        0.05(3)
  Net realized and unrealized gain
    (loss)..........................        1.03
                                         -------
    TOTAL FROM INVESTMENT
     OPERATIONS.....................        1.08
                                         -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................       (0.05)
  In excess of net investment
    income..........................          --
                                         -------
    TOTAL DISTRIBUTIONS.............       (0.05)
                                         -------
CHANGE IN NET ASSET VALUE...........        1.03
                                         -------
NET ASSET VALUE, END OF PERIOD......      $11.03
                                         -------
                                         -------

Total return........................       10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................      $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................        0.85%(1)
  Net investment income.............        0.85%(1)
Portfolio turnover rate.............          77%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.13 per share.

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation. Investors should note that the Fund may invest in mid-capitalization stocks, which may involve greater risks, including greater price volatility, less liquidity and increased competition.

INVESTMENT ADVISER'S REPORT

    From the Fund's inception on March 2 through December 31, 1998, the Fund returned (11.37)% compared with a return of 18.95% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of sales charges.

    The market's strong performance, as measured by the S&P 500's 28.76% return for the year, masked an important split in the market. Investors pursued safety in well-known, large-cap companies, while selling small- and mid-cap stocks as global events raised investors' concerns. Our investment discipline led us to continue to buy more mid-cap stocks and sell large-cap as we continued to see their valuations rise. During the reporting period, we sold Progressive Corp., Northern Trust and SBC Communications. These positions were replaced with mid-cap stocks, with price-to-earnings ratios well below market levels.

    Not only do these mid-cap stocks trade more cheaply than their large-cap counterparts, but they also typically have better near-term earnings growth prospects coupled with less exposure to foreign economies than most large-cap companies. Unfortunately, thus far, low valuations have not led to outperformance. It is possible that struggling foreign economies may not worsen, but it could be a long time before things really start improving for many of the involved countries and the companies doing business there. For this reason, we sold Cummins Engine and Asia Pulp & Paper, both companies with significant sales to Asia.

OUTLOOK

    Looking forward, we think the market will continue to react in a volatile manner to economic news. We also believe the long-running neglect of mid- and small-cap stocks by investors may soon begin to reverse. We are positioned very well, in our opinion, to take advantage of such a change in investor sentiment should it begin.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               SCHAEFER MID-CAP VALUE SERIES    S&P 500 INDEX(1)
03/02/1998                         $10,000.00          $10,000.00
12/31/1998                          $8,862.77          $11,895.30

TOTAL RETURNS FOR PERIODS ENDING 12/31/98

                                                               FROM
                                                             INCEPTION
                                                             3/2/98 TO
                                                             12/31/98
- ----------------------------------------------------------------------
Schafer Mid-Cap Value Series                                   (11.37 )%
- ----------------------------------------------------------------------
S&P 500 Index(1)                                                18.95%
- ----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                          SCHAFER MID CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                        SHARES      VALUE
                                                                        ------   -----------
COMMON STOCKS--81.5%
AIR FREIGHT--3.6%
  FDX Corp.(b)........................................................  3,200    $   284,800
                                                                                 -----------
AUTO PARTS & EQUIPMENT--2.7%
  Borg-Warner Automotive, Inc.........................................  3,800        212,087
                                                                                 -----------
AUTOMOBILES--2.2%
  Ford Motor Co.......................................................  3,000        176,062
                                                                                 -----------
BANKS (MAJOR REGIONAL)--4.9%
  Mellon Bank Corp....................................................  2,800        192,500
  Summit Bancorp......................................................  4,500        196,594
                                                                                 -----------
                                                                                     389,094
                                                                                 -----------
BANKS (MONEY CENTER)--5.0%
  BankAmerica Corp....................................................  2,800        168,350
  Chase Manhattan Corp. (The).........................................  3,300        224,606
                                                                                 -----------
                                                                                     392,956
                                                                                 -----------
BUILDING MATERIALS--9.1%
  Armstrong World Industries, Inc.....................................  3,100        186,969
  Lafarge Corp........................................................  5,100        206,550
  Owens Corning.......................................................  4,100        145,294
  Southdown, Inc......................................................  3,000        177,562
                                                                                 -----------
                                                                                     716,375
                                                                                 -----------
COMPUTERS (PERIPHERALS)--2.7%
  Storage Technology Corp.(b).........................................  5,900        209,819
                                                                                 -----------
ELECTRICAL EQUIPMENT--2.1%
  Harman International Industries, Inc................................  4,400        167,750
                                                                                 -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--6.9%
  Arrow Electronics, Inc.(b)..........................................  11,100       296,231
  Avnet, Inc..........................................................  4,100        248,050
                                                                                 -----------
                                                                                     544,281
                                                                                 -----------
FOODS--2.6%
  IBP, Inc............................................................  7,100        206,788
                                                                                 -----------
HOMEBUILDING--3.1%
  Champion Enterprises, Inc.(b).......................................  9,000        246,375
                                                                                 -----------
INSURANCE (MULTI-LINE)--4.8%
  Berkley (W.R.) Corp.................................................  5,500        187,344
  Old Republic International Corp.....................................  8,500        191,250
                                                                                 -----------
                                                                                     378,594
                                                                                 -----------
INVESTMENT BANKING/BROKERAGE--5.9%
  Merrill Lynch & Co., Inc............................................  3,800        253,650
  Paine Webber Group, Inc.............................................  5,400        208,575
                                                                                 -----------
                                                                                     462,225
                                                                                 -----------
IRON & STEEL--2.2%
  UCAR International, Inc.(b).........................................  9,600        171,000
                                                                                 -----------
METALS MINING--2.5%
  Cleveland-Cliffs, Inc...............................................  4,800        193,500
                                                                                 -----------

                                                                        SHARES      VALUE
                                                                        ------   -----------
OIL & GAS (DRILLING & EQUIPMENT)--4.6%
  Diamond Offshore Drilling, Inc......................................  8,400    $   198,975
  R&B Falcon Corp.(b).................................................  21,800       166,225
                                                                                 -----------
                                                                                     365,200
                                                                                 -----------
OIL & GAS (REFINING & MARKETING)--2.2%
  Sunoco, Inc.........................................................  4,800        173,100
                                                                                 -----------
OIL (DOMESTIC INTEGRATED)--2.2%
  Phillips Petroleum Co...............................................  4,100        174,763
                                                                                 -----------
RAILROADS--5.0%
  Burlington Northern Santa Fe Corp...................................  5,400        182,250
  Kansas City Southern Industries, Inc................................  4,400        216,425
                                                                                 -----------
                                                                                     398,675
                                                                                 -----------
RETAIL (SPECIALTY)--2.4%
  Jo-Ann Stores, Inc. Class A(b)......................................  11,700       188,663
                                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--2.1%
  Western Resources, Inc..............................................  5,000        166,250
                                                                                 -----------
TELEPHONE--2.7%
  GTE Corp............................................................  3,200        215,800
                                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $6,477,092)................................................     6,434,157
                                                                                 -----------
FOREIGN COMMON STOCKS--18.3%
AIRLINES--2.6%
  KLM Royal Dutch Airlines NV NY Registered Shares (Netherlands)......
                                                                        6,900        207,000
                                                                                 -----------
BANKS (MAJOR REGIONAL)--2.3%
  National Bank of Canada (Canada)....................................  11,400       184,110
                                                                                 -----------
HOUSEHOLD FURNITURE & APPLIANCES--2.5%
  Koninklijke (Royal) Philips Electronics NV NY Registered Shares
    (Netherlands).....................................................  2,900        196,294
                                                                                 -----------
INSURANCE (MULTI-LINE)--2.2%
  PartnerRe Ltd. (Bermuda)............................................  3,800        173,850
                                                                                 -----------
MACHINERY (DIVERSIFIED)--2.3%
  New Holland NV (Netherlands)........................................  13,500       184,781
                                                                                 -----------
METALS MINING--1.5%
  Inco Ltd. (Canada)..................................................  10,900       115,131
                                                                                 -----------
OIL & GAS (EXPLORATION & PRODUCTION)--4.9%
  Petroleum Geo-Services Sponsored ADR (Norway)(b)....................  13,300       209,475
  Repsol SA Sponsored ADR (Spain).....................................  3,200        174,800
                                                                                 -----------
                                                                                     384,275
                                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,674,963)................................................     1,445,441
                                                                                 -----------
TOTAL INVESTMENTS--99.8%
  (Identified cost $8,152,055)................................................     7,879,598(a)
  Cash and receivables, less liabilities--0.2%................................        15,994
                                                                                 -----------
NET ASSETS--100.0%............................................................   $ 7,895,592
                                                                                 -----------
                                                                                 -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $737,204 and gross depreciation of $1,009,661 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $8,152,055.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investment securities at value (Identified cost
  $8,152,055)...............................................  $7,879,598
Cash........................................................      82,965
Receivables
  Dividends and interest....................................       8,606
Prepaid expenses............................................         141
                                                              ----------
    Total assets............................................   7,971,310
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................       7,980
  Investment advisory fee...................................      25,669
  Trustees' fee.............................................       5,044
  Financial agent fee.......................................       3,725
  Accrued expenses..........................................      33,300
                                                              ----------
    Total liabilities.......................................      75,718
                                                              ----------
NET ASSETS..................................................  $7,895,592
                                                              ----------
                                                              ----------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $8,509,731
  Distributions in excess of net investment income..........        (118)
  Accumulated net realized loss.............................    (341,564)
  Net unrealized depreciation...............................    (272,457)
                                                              ----------
NET ASSETS..................................................  $7,895,592
                                                              ----------
                                                              ----------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     893,567
                                                              ----------
                                                              ----------
Net asset value and offering price per share................  $     8.84
                                                                   -----
                                                                   -----

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................  $   69,321
  Interest..................................................       8,433
  Foreign taxes withheld....................................      (1,356)
                                                              ----------
    Total investment income.................................      76,398
                                                              ----------
EXPENSES
  Investment advisory fee...................................      46,644
  Financial agent fee.......................................      24,098
  Professional..............................................      13,507
  Trustees..................................................      12,647
  Printing..................................................      12,041
  Custodian.................................................       9,623
  Miscellaneous.............................................       4,758
                                                              ----------
    Total expenses..........................................     123,318
    Less expenses borne by investment adviser...............     (69,977)
                                                              ----------
    Net expenses............................................      53,341
                                                              ----------
NET INVESTMENT INCOME.......................................      23,057
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (341,564)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (272,457)
                                                              ----------
NET LOSS ON INVESTMENTS.....................................    (614,021)
                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (590,964)
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                              FROM INCEPTION
                                                              MARCH 2, 1998
                                                                    TO
                                                               DECEMBER 31,
                                                                   1998
                                                              --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $      23,057
  Net realized gain (loss)..................................       (341,564)
  Net change in unrealized appreciation (depreciation)......       (272,457)
                                                              --------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......       (590,964)
                                                              --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (23,057)
  In excess of net investment income........................           (118)
                                                              --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (23,175)
                                                              --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,051,036 shares)..........      9,921,823
  Net asset value of shares issued from reinvestment of
    distributions (2,696 shares)............................         23,175
  Cost of shares repurchased (160,165 shares)...............     (1,435,267)
                                                              --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      8,509,731
                                                              --------------
  NET INCREASE IN NET ASSETS................................      7,895,592
NET ASSETS
  Beginning of period.......................................              0
                                                              --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($118))............................  $   7,895,592
                                                              --------------
                                                              --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              FROM INCEPTION
                                                                3/2/98 TO
                                                                 12/31/98
                                                              --------------
Net asset value, beginning of period........................  $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.03(3)(4)
  Net realized and unrealized gain (loss)...................          (1.16)
                                                                    -------
    TOTAL FROM INVESTMENT OPERATIONS........................          (1.13)
                                                                    -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.03)
  In excess of net investment income........................             --
                                                                    -------
    TOTAL DISTRIBUTIONS.....................................          (0.03)
                                                                    -------
CHANGE IN NET ASSET VALUE...................................          (1.16)
                                                                    -------
NET ASSET VALUE, END OF PERIOD..............................  $        8.84
                                                                    -------
                                                                    -------
Total return................................................         (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................  $       7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           1.20%(1)
  Net investment income.....................................           0.52%(1)
Portfolio turnover rate.....................................             21%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.11 per share.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1--ORGANIZATION

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme, Aberdeen New Asia, Research Enhanced Index ("Enhanced Index"), Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the the subaccounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C, and D.

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

   On September 1, 1998, the Central Bank of Malaysia, announced measures that significantly restrict the rights of non-residents with respect to transactions in Malaysian securities with the intention to insulate Malaysia from the problems confronting the international financial markets.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   Beginning September 1, 1998 the Malaysian government fixed the exchange rate of its currency, the Ringgit, at 3.80 Ringgit equal to US$1.00 and adopted stringent controls over currency and stock trading which had the effect of forcing all offshore holdings of Malaysian currency and securities back into the country. In addition, the government suspended foreign investors' ability to convert proceeds from the sale of Malaysian securities into foreign currency for one year from the date of initial purchase, with repatriation of the proceeds from the sale of all securities held at September 1, 1998 prohibited for one year. As a result of the imposition of the above restrictions over currency and stock trading, the Fund's Board of Trustees have deemed all holdings of the Fund in Malaysian securities as illiquid and have fair valued holdings in such securities using an exchange rate of 4.56 Ringgit equal to US$1.00. At December 31, 1998, investments in Malaysia for the International Series aggregating $522,764 (0.2% of net assets) and for the Aberdeen New Asia Series aggregating $546,904 (5.75% of net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

H. OPTIONS

   The Multi-Sector Fixed Income, Money Market, Growth, Strategic Allocation, Balanced, International, Strategic Theme, Enhanced Index, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Aberdeen New Asia Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   As compensation for advisory services to the Fund, the Advisers are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
SERIES                                               $250 MILLION    $250 MILLION    OVER $500 MILLION
- --------------------------------------------------  --------------   -------------   ------------------
Money Market......................................       0.40%           0.35%              0.30%
Growth............................................       0.70            0.65               0.60
Multi-Sector Fixed Income.........................       0.50            0.45               0.40
Strategic Allocation..............................       0.60            0.55               0.50
International.....................................       0.75            0.70               0.65
Balanced..........................................       0.55            0.50               0.45
Strategic Theme...................................       0.75            0.70               0.65
Aberdeen New Asia.................................       1.00            1.00               1.00
Enhanced Index....................................       0.45            0.45               0.45
Engemann Nifty Fifty..............................       0.90            0.85               0.80
Seneca Mid-Cap Growth.............................       0.80            0.80               0.80
Growth and Income.................................       0.70            0.65               0.60
Value Equity......................................       0.70            0.65               0.60
Schafer Mid-Cap Value.............................       1.05            1.05               1.05


                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
                                                      $1 BILLION      $1 BILLION      OVER $2 BILLION
                                                    --------------   -------------   ------------------
Real Estate.......................................       0.75            0.70               0.65

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   Phoenix Investment Council ("PIC") is adviser to each Series except the Real Estate Series and Aberdeen New Asia Series. Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which services each is paid a fee by PIC.

Enhanced Index Series....................................  J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Engemann Nifty Fifty Series..............................  Roger Engemann & Associates, Inc. ("Engemann")
Seneca Mid-Cap Growth Series.............................  Seneca Capital Management, LLC ("Seneca")
Schafer Mid-Cap Value Series.............................  Schafer Capital Management, Inc. ("Schafer")

   In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million. Pursuant to the subadvisory agreement with the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Engemann Nifty Fifty Series up to $250,000,000, .425% of such values between $250,000,000 and $500,000,000 and .40% of such values in excess of $500,000.000. Pursuant to the subadvisory agreement with the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Seneca Mid-Cap Growth Series. In accordance with the subadvisory agreement with the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Value Series up to $175 million and .80% of such value in excess of $175 million.

   Effective November 24, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadvisor to the International Series. For its services, Aberdeen is paid a fee by the Advisers equal to 0.375% of the average daily net assets of the International Series up to $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PHL owns approximately 11%.

   The investment adviser for the Real Estate Series through March 2, 1998 was Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). For its services, PRS was entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a subadvisory agreement with the Series, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority owned subsidiary of PHL. On March 2, 1998 DPIM purchased the management rights for the Real Estate Series from PRS and PRS' contract was assigned to DPIM. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

   Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

   Each Series (except the International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.10% and .25% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PAIA), PHL and/or PHL Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, received a fee at an annual rate of 0.06% of the average daily net assets of each Series through May 31, 1998 for bookkeeping, administrative and pricing services.

   Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   At December 31, 1998, PHL and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

        Real Estate Series...............................   $  3,313,172
        Aberdeen New Asia Series.........................      1,885,989
        Engemann Nifty Fifty Series......................      2,499,272
        Seneca Mid-Cap Growth Series.....................      2,388,100
        Growth and Income Series.........................      2,384,514
        Value Equity Series..............................      2,197,472
        Schafer Mid-Cap Value Series.....................      1,754,054

NOTE 4--PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended December 31, 1998 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                PURCHASES       SALES
                                               ------------  ------------
      Growth Series..........................  $1,623,280,248 $1,619,706,351
      Multi-Sector Fixed Income Series.......   233,895,415   197,086,009
      Strategic Allocation Series............   529,142,388   502,610,192
      International Series...................   202,357,792   214,439,616
      Balanced Series........................   282,447,552   258,900,399
      Real Estate Series.....................     7,732,285     9,846,099
      Strategic Theme Series.................   195,397,197   185,996,003
      Aberdeen New Asia Series...............     4,993,427     3,959,516
      Research Enhanced Index Series.........    46,318,196    20,947,863
      Engemann Nifty Fifty Series............    17,010,118     6,080,962
      Seneca Mid-Cap Growth Series...........    12,295,627     5,596,788
      Growth and Income Series...............    53,386,812    16,444,743
      Value Equity Series....................    12,958,808     4,279,319
      Schafer Mid-Cap Value Series...........     9,669,802       834,650

   There were no purchases or sales of such securities in the Money Market
   Series.

   Purchases and sales of long-term U.S. Government securities during the period ended December 31, 1998 aggregated the following:

                                              PURCHASES      SALES
                                             -----------  -----------
      Multi-Sector Fixed Income Series.....  $91,713,764  $110,151,084
      Strategic Allocation Series..........   24,650,801   51,883,816
      Balanced Series......................   59,109,060   56,841,567

   There were no purchases or sales of long-term U.S. Government Securities in the Money Market, Growth, International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty-Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series.

   Written call option activity for the year ended December 31, 1998 aggregated the following:

                                              GROWTH AND INCOME
                                                   SERIES
                                             -------------------
                                                         AMOUNT
                                               # OF        OF
                                             OPTIONS    PREMIUMS
                                             --------   --------
      Options outstanding at December 31,
        1997...............................    --       $ --
      Options written......................       70     11,727
      Options canceled in closing purchase
        transactions.......................       --         --
      Options expired......................      (48)    (7,393)
      Options exercised....................      (22)    (4,334)
                                                  --
                                                        --------
      Options outstanding at December 31,
        1998...............................       --         --
                                                  --
                                                  --
                                                        --------
                                                        --------

   At December 31, 1998, the Enhanced Index Series had entered into futures contracts as follows:

                                                              VALUE OF
                                                  NUMBER     CONTRACTS     MARKET        NET
                                                    OF          WHEN      VALUE OF    UNREALIZED
      DESCRIPTION                                CONTRACTS     OPENED    CONTRACTS   APPRECIATION
      -----------------------------------------  ---------   ----------  ----------  ------------
      Standard & Poor's 500 Index..............       2      $  578,475  $  622,750    $44,275
      Standard & Poor's 500 Index..............       1         298,575     311,375     12,800
      Standard & Poor's 500 Index..............       1         305,500     311,375      5,875
                                                    ---      ----------  ----------  ------------
                                                      4      $1,182,550  $1,245,500    $62,950
                                                    ---      ----------  ----------  ------------
                                                    ---      ----------  ----------  ------------

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

NOTE 5--CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 6--LOAN AGREEMENTS

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 7--CAPITAL LOSS CARRYOVERS

   At December 31, 1998, the following Series have capital loss carryforwards which may be used to offset future capital gains.

      Multi-Sector Fixed Income Series.......  $   566,989
      Real Estate Series.....................      113,500
      Aberdeen New Asia Series...............    2,887,698
      Engemann Nifty Fifty Series............        4,085
      Seneca Mid-Cap Growth Series...........      164,133
      Growth and Income Series...............      349,419
      Value Equity Series....................      104,098
      Schafer Mid-Cap Value Series...........      285,733

   Capital loss carryforwards expire in 2006 for all Series except for Aberdeen New Asia Series which expires as follows: $143,419 in 2005 and $2,744,279 in 2006.

   Under current tax law, capital and foreign currency losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998 the Aberdeen New Asia Series, Multi-Sector Fixed Income Series, and Schafer Mid-Cap Growth Series elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $496,277, $5,850,282, and
   $55,831, respectively. In addition, the International Series, Aberdeen New Asia Series, Growth Series and Strategic Theme Series were able to utilize losses deferred in the prior year in the amount of $761,290, $379,802, $1,144 and $1,280,577, respectively.

NOTE 8--RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                     ACCUMULATED
                                                    UNDISTRIBUTED        NET       CAPITAL PAID IN ON
                                                    NET INVESTMENT    REALIZED     SHARE OF BENEFICIAL
                                                    INCOME (LOSS)    GAIN (LOSS)        INTEREST
                                                    --------------   -----------   -------------------
Multi-Sector Fixed Income Series..................    $  185,299     $  (20,925)        $(164,374)
Strategic Allocation Series.......................         3,389         (3,389)               --
International Series..............................     1,020,757     (1,020,757)               --
Balanced Series...................................         7,308         (7,308)               --
Strategic Theme Series............................         5,345         (5,345)               --
Aberdeen New Asia Series..........................        98,695        (98,695)               --
Engemann Nifty-Fifty Series.......................         1,543             --            (1,543)
Growth and Income Series..........................          (257)           257                --

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

   TAX INFORMATION NOTICE (UNAUDITED)

       For the fiscal year ended December 31, 1998, the following Series distributed long-term capital gain dividends as follows:

                                                    TOTAL LONG-TERM
                                                     DISTRIBUTIONS
                                                    ---------------
Growth Series.....................................    $29,385,512
Multi-Sector Fixed Income Series..................        788,837
Strategic Allocation Series.......................        562,474
International Series..............................     22,045,574
Balanced Series...................................      3,589,015
Real Estate Securities Series.....................         26,597
Research Enhanced Index Series....................        620,322

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by and effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

TO THE SHAREHOLDERS AND TRUSTEES OF
THE PHOENIX EDGE SERIES FUND

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income Series, Strategic Allocation Series, International Series, Balanced Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Seneca Mid-Cap Growth Series, Growth and Income Series, Value Equity Series, and Schafer Mid-Cap Value Series (constituting the Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

MEETING 1: A special meeting of Shareholders of the Phoenix Aberdeen New Asia Series of The Phoenix Edge Series Fund was held on October 21, 1998 to approve the following matters:

1. Approval of an advisory agreement with Phoenix-Aberdeen International Advisors LLC.

2. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc.

3. Approval of a subadvisory agreement with Phoenix Investment Counsel, Inc.

    On the record date for this meeting there were 1,542,936 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                                                  FOR       AGAINST    ABSTAIN
                                                                                               ----------  ---------  ---------
1. Approval of investment advisory agreement                                                    1,331,496     84,905    126,535
2. Approval of investment subadvisory agreement                                                 1,326,736     85,559    130,641
3. Approval of investment subadvisory agreement                                                 1,339,160     78,984    124,792

MEETING 2: A special meeting of Shareholders of the Phoenix Edge Series Fund was held on November 24, 1998 to approve the following matters:

1. Fix the number of trustees at twelve and elect such number as detailed below.

2. Ratify selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the fiscal year ending
   December 31, 1998.

3. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc. (International Series only)

    On the record date for this meeting, for the Phoenix Edge Series Fund, there were 195,708,457 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy. For the International Series, there were 13,164,334 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES:

                                                                                            FOR        WITHHELD
                                                                                       -------------  ----------
1. Election of Trustees
Robert Chesek                                                                            187,977,973   7,703,484
E. Virgil Conway                                                                         187,762,694   7,945,763
Harry Dalzell-Payne                                                                      187,684,410   8,024,047
Francis E. Jeffries                                                                      187,938,831   7,769,626
Leroy Keith, Jr.                                                                         188,134,540   7,573,917
Philip R. McLoughlin                                                                     188,173,681   7,534,776
Everett L. Morris                                                                        187,938,831   7,769,626
James M. Oates                                                                           188,154,111   7,554,346
Calvin J. Pedersen                                                                       188,173,681   7,534,776
Herbert Roth, Jr.                                                                        187,860,548   7,847,909
Richard E. Segerson                                                                      188,154,111   7,554,346
Lowell P. Weicker, Jr.                                                                   187,136,427   8,572,030

                                                                                            FOR        AGAINST     ABSTAIN
                                                                                       -------------  ----------  ----------
2. PricewaterhouseCoopers LLP                                                            188,545,527   1,741,805   5,421,124

                                                                                            FOR        AGAINST     ABSTAIN
                                                                                       -------------  ----------  ----------
3. Approval of investment subadvisory agreement                                           11,596,462     667,432     900,400

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES

Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
David K. Schafer, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Christian C. Bertelsen, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Ron K. Jacks, Vice President
John D. Kattar, Vice President
Christopher J. Kelleher, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
John S. Tilson, Vice President
Pierre G. Trinque, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Series)
55 East Monroe Street
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110